UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

ZeroStack Corp.

(Name of Registrant as Specified In Its Charter)

______________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☑ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Preliminary Proxy Statement - Subject to Completion, dated May 8, 2026

ZeroStack Corp.

40 King Street West, Suite 2400

Toronto, Ontario, Canada M5H 3Y2

+1 (954) 842-4989

To the Shareholders of ZeroStack Corp.

You are cordially invited to attend the Annual and Special Meeting of Shareholders (the "Meeting") of ZeroStack Corp., a corporation organized under the laws of the Province of Ontario (the "Company") to be held on July 13, 2026, at 11:00 a.m. Eastern Time. The Meeting will be held at the offices of the Company's legal counsel, Dorsey & Whitney LLP, 66 Wellington Street West, Suite 3400, Toronto, ON M5K 1E6, Canada.

The matters expected to be acted upon at the Meeting are described in detail in the accompanying Notice of Special Meeting of Shareholders and proxy statement.

We urge you to fill out and submit the enclosed proxy card today or follow the specific instructions on how to vote your shares by proxy, or through the Internet.

You may cast your vote by proxy over the Internet, or by completing and mailing a proxy card to ensure that your shares will be represented at the Meeting. Your vote by proxy will ensure your representation at the Meeting regardless of whether or not you attend. Returning the proxy does not deprive you of your right to attend and vote your shares at the Meeting.

Thank you for your continued investment in ZeroStack Corp.

Daniel Reis-Faria
Chief Executive Officer

NOTICE OF THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 13, 2026

To Our Shareholders:

NOTICE IS HEREBY GIVEN that the 2026 Annual and Special Meeting of Shareholders (including any adjournments or postponements thereof, the "Meeting") of ZeroStack Corp., a corporation organized under the laws of the Province of Ontario (the "Company" or "ZeroStack") is to be held on July 13, 2026, at 11:00 a.m. Eastern Time. The Meeting will be held at the offices of the Company's legal counsel, Dorsey & Whitney LLP, 66 Wellington Street West, Suite 3400, Toronto, ON M5K 1E6, Canada.

We are holding the Meeting for the following purposes, which are more fully described in the attached proxy statement (the "Proxy Statement") accompanying this Notice:

(1) To consider, and if deemed advisable, elect as directors the five nominees named in the Proxy Statement for terms of one to three years if Proposal No. 7 is approved, or to elect the same nominees as directors for a term of office expiring at the 2027 Annual Meeting of Shareholders or until their respective successors are duly elected and qualified if Proposal No. 7 is not approved.

(2) To consider, and if deemed advisable, re-appoint Davidson & Company LLP, an independent registered public accounting firm, as auditors of the Company for the fiscal year ending December 31, 2026 and authorize the directors to fix their remuneration.

(3) To consider and if deemed advisable, approve for purposes of complying with Nasdaq Listing Rules 5635(a), 5635(c) and 5635(d), the issuance of Common Shares to be exchanged for shares of Texas Blocker Corp. in the Company's private placement transactions entered into by the Company with certain investors, pursuant to the share exchange agreement dated March 31, 2026, as described in more detail in the Proxy Statement.

(4) To consider and, if deemed advisable, approve an amendment to the Company's 2022 Incentive Compensation Plan, as amended on June 6, 2023, August 14, 2024, June 30, 2025 and December 19, 2025 (the "2022 Plan") to (i) increase the number of Common Shares issuable thereunder from 1,506,892 to 3,006,892, (ii) increase the number of Incentive Stock Options (as defined in the 2022 Plan) issuable thereunder from 847,843 to 1,695,686 and (iii) update all mentions of "Flora Growth Corp." to "ZeroStack Corp."

(5) To consider and if deemed advisable, approve the grant of stock options of the Company to the Company's Chief Executive Officer, Chief Financial Officer and Executive Chairman, as described in more detail in the Proxy Statement.

(6) To consider and, if deemed advisable, to give the Company's board of directors authority, at its discretion, to change the jurisdiction of incorporation of the Company from the Province of Ontario to the State of Texas, as described in more detail in the Proxy Statement.

(7) To consider and, if deemed advisable, to ratify an amendment to the bylaws of the Company to divide the directors of the Company's board of directors into three classes, with directors in each class to serve staggered three-year terms, as described in more detail in the Proxy Statement.

(8) To consider and, if deemed advisable, approve one or more adjournments or postponements of the Meeting by the Company from time to time to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the Meeting to approve one or more of Proposals Nos. 1-7 at the time of such adjournment or postponement or if otherwise determined by the chairperson of the Meeting to be necessary or appropriate.

(9) To consider any other business that is properly presented at the Meeting.

Only holders of our Common Shares at the close of business on May 20, 2026 are entitled to notice of and to attend and vote at the Meeting and any adjournments thereof. Each of the voting matters set forth in Items 1-9 above are deemed to be a "Proposal" and collectively, the "Proposals". The vote required to approve the resolutions to be presented is set forth in each proposal brought for shareholders' approval in the accompanying Proxy Statement.

The Notice of Internet Availability of Proxy Materials is being mailed to shareholders on or about June 3, 2026 and will be available at https://www.cstproxy.com/zerostack/2026.

Your vote is very important. Shareholders may vote their shares (1) at the Meeting, (2) through the Internet in advance at https://www.cstproxy.com/zerostack/2026, or (3) by completing and mailing a proxy card if you receive your proxy materials by mail. Specific instructions for voting through the Internet (including voting deadlines) are included in the Proxy Statement and in the proxy card. For specific instructions on how to vote your shares, please refer to the instructions in this Notice, in the section titled "INFORMATION ABOUT OUR SPECIAL MEETING" of the Proxy Statement or on the proxy card. Whether or not you expect to attend the Meeting, please vote at your earliest convenience by following the instructions in the Proxy Statement or the proxy card you received in the mail.

By order of the Board of Directors,

Daniel Reis-Faria
Chief Executive Officer

Toronto, Ontario

  , 2026

* To be voted on at the meeting

PROXY STATEMENT

You are receiving this proxy statement (the "Proxy Statement") because you owned common shares, no par value (the "Common Shares"), of ZeroStack Corp., a corporation organized under the laws of the Province of Ontario (the "Company" or "ZeroStack"), as of May 20, 2026 (the "Record Date"), which entitles you to vote those shares at the 2026 Annual and Special Meeting of Shareholders (including any adjournments of or postponements thereof, the "Meeting"). Our Board of Directors (the "Board") is soliciting proxies from shareholders who wish to vote their shares at the Meeting. By using a proxy, you can vote even if you do not attend the Meeting. This Proxy Statement describes and provides information about the matters on which you are being asked to vote so that you can make an informed decision. ZeroStack Corp. is referred to in this document as " ZeroStack", "we", "us", "our" and the "Company".

Electronic copies of the Notice of Annual and Special Meeting (the "Notice"), this Proxy Statement, including the form of proxy and our Annual Report for the fiscal year ended December 31, 2025 (the "2025 Annual Report") may be found and downloaded from https://www.cstproxy.com/zerostack/2026. Otherwise, the materials are accessible on www.sec.gov/edgar. Shareholders should review the information contained in this Proxy Statement together with our 2025 Annual Report, which accompanies this Proxy Statement.

Amounts are expressed in United States dollars ("$") unless otherwise stated.

Our Internet website and the information contained therein or linked thereto are not incorporated by reference or otherwise made a part of this Proxy Statement.

INFORMATION ABOUT OUR ANNUAL AND SPECIAL MEETING

When and where is the Meeting?

The Meeting will be held on July 13, 2026, at 11:00 a.m. Eastern Time. The Meeting will be held at the offices of the Company's legal counsel, Dorsey & Whitney LLP, 66 Wellington Street West, Suite 3400, Toronto, ON M5K 1E6, Canada.

Who may attend the Meeting?

Shareholders of record as of Record Date, or their duly appointed proxies, and our invited guests are permitted to attend the Meeting.

AS DETAILED FURTHER BELOW, REGISTERED SHAREHOLDERS HAVE THE RIGHT TO APPOINT A PERSON TO REPRESENT HIM, HER OR IT AT THE MEETING OTHER THAN THE PERSON(S) DESIGNATED IN THE PROXY CARD either by striking out the names of the persons designated in the proxy card and by inserting the name of the person or company to be appointed in the space provided in the proxy card or by completing another proper form of proxy and, in either case, delivering the completed proxy card to Continental Stock Transfer & Trust Company ("Continental") by mail using the enclosed return envelope to Continental Proxy Services, 1 State Street, 30th Floor, New York, NY 10004-1561. Alternatively, you may vote by Internet at www.cstproxyvote.com.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Most of our shareholders hold their shares through an intermediary such as a bank, broker or other nominee rather than having the shares registered directly in their own name. Summarized below are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record ("Registered Shareholder")

If your shares are registered directly in your name with our transfer agent, Continental, you are the shareholder of the Company of record of the shares. As the Registered Shareholder, you have the right to grant a proxy to vote your shares to representatives from the Company or to another person, or to vote your shares at the Meeting. Shareholders of record will receive paper copies of the Notice containing instructions on how to access and review proxy materials as well as directions on how to vote by proxy.

Beneficial Owner ("Non-registered Shareholder")

If your shares are held through a bank, broker or other nominee (an "Intermediary"), it is likely that they are registered in the name of the Intermediary and you are the beneficial owner of shares held in street name.

As the beneficial owner of shares held for your account, you have the right to direct the registered holder to vote your shares as you instruct, and you also are invited to attend the Meeting. Your Intermediary has provided a voting instruction card, or otherwise provided voting instructions, for you to use in directing how your shares are to be voted.

How can I attend and participate in the Meeting?

To gain admittance, you must bring a form of personal identification to the Meeting, where your name will be verified against our shareholder list. If an Intermediary holds your Common Shares and you plan to attend the Meeting, you should bring a recent statement from the Intermediary showing your ownership of the Common Shares as of the Record Date, a letter from the Intermediary confirming such ownership, and a form of personal identification.

The Chairman of the Meeting has broad authority to conduct the Meeting in an orderly manner, including establishing rules of conduct.

What is the purpose of the Meeting?

The Meeting will be held for the following purposes:

(1) To consider, and if deemed advisable, elect as directors the five nominees named in the Proxy Statement for terms of one to three years if Proposal No. 7 is approved, or to elect the same nominees as directors for a term of office expiring at the 2027 Annual Meeting of Shareholders (the "2027 Annual Meeting") or until their respective successors are duly elected and qualified if Proposal No. 7 is not approved.

(2) To consider, and if deemed advisable, re-appoint Davidson & Company LLP ("Davidson"), an independent registered public accounting firm, as auditors of the Company for the fiscal year ending December 31, 2026 and authorize the directors to fix their remuneration.

(3) To consider and if deemed advisable, approve for purposes of complying with Nasdaq Listing Rules 5635(a), 5635(c) and 5635(d), the issuance of Common Shares to be exchanged for shares of Texas Blocker Corp. ("Texas Blocker") in the Company's private placement transactions entered into by the Company with certain investors, pursuant to the share exchange agreement dated March 31, 2026, as described in more detail in the Proxy Statement (the "PIPE Offering Issuance Proposal").

(4) To consider and, if deemed advisable, approve an amendment (the "2022 Plan Amendment") to the Company's 2022 Incentive Compensation Plan, as amended on June 6, 2023, August 14, 2024 and June 30, 2025 and December 19, 2025 (the "2022 Plan") to (i) increase the number of Common Shares issuable thereunder from 1,506,892 to 3,006,892, (ii) increase the number of Incentive Stock Options (as defined in the 2022 Plan) issuable thereunder from 847,843 to 1,695,686 and (iii) update all mentions of "Flora Growth Corp." to "ZeroStack Corp." (the "2022 Plan Amendment Proposal").

(5) To consider and if deemed advisable, approve the grant of stock options of the Company (the "Proposed Stock Options") to the Company's Chief Executive Officer, Chief Financial Officer and Executive Chairman, as described in more detail in the Proxy Statement (the "Stock Options Proposal").

(6) To consider and, if deemed advisable, to give our Board authority, at its discretion, to change the jurisdiction of incorporation of the Company from the Province of Ontario to the State of Texas, as described in more detail in the Proxy Statement (the "Continuance Proposal").

(7) To consider and, if deemed advisable, to ratify an amendment to the bylaws of the Company (the “Bylaws”) to divide the directors of the Board into three classes, with directors in each class to serve staggered three-year terms, as described in more detail in the Proxy Statement (the “Classification Proposal”).

(8) To consider and, if deemed advisable, approve one or more adjournments or postponements of the Meeting by the Company from time to time to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the Meeting to approve one or more of Proposals Nos. 1-7 at the time of such adjournment or postponement or if otherwise determined by the chairperson of the Meeting to be necessary or appropriate (the "Adjournment Proposal").

(9) To consider any other business that is properly presented at the Meeting.

Can I vote at the Meeting?

Holders of Common Shares at the close of business on the Record Date may vote your shares electronically at the Meeting by using the control number on your Notice, proxy card, or voting instruction form and following the instruction at www.cstproxyvote.com. If you have already voted previously by Internet, there is no need to vote again at the Meeting unless you wish to revoke and change your vote.

A shareholder of the Company has the right to appoint a person or company (who need not be a shareholder) other than the persons whose names appear in such form of proxy, to attend and act for and on behalf of such shareholder at the Meeting and any adjournment(s) or postponement(s) thereof. Such right may be exercised either by striking out the names of the persons specified in the form of proxy and inserting the name of the person or company to be appointed in the blank space provided in the form of proxy, or by completing another proper form of proxy and, in either case, delivering the completed and executed proxy to Continental Proxy Services, no later than 9:00 a.m. (Eastern Time) on July 13, 2026 or, if the Meeting is adjourned, at least 48 hours (excluding Saturdays, Sundays and statutory holidays in the Province of Ontario) before the beginning of any adjournment(s) to the Meeting.

The proxyholder does not need to be a shareholder of the Company, but the proxyholder does need to understand that the Registered Shareholder's vote will not be counted unless the proxyholder attends the Meeting and votes the Registered Shareholder's shares.

If you are a Non-registered Shareholder and wish to appoint someone else as your proxyholder, including yourself, to participate in the Meeting, including asking questions and voting, please follow the instructions in the voting instruction form or contact your Intermediary for instructions.

Can I vote by telephone or Internet?

For beneficial shareholders with shares registered in the name of a brokerage firm or bank, a number of brokerage firms and banks are participating in a program that offers Internet voting options. Shareholders should refer to the voting instruction form provided by their brokerage firm or bank for instructions on the voting methods they offer. Registered shareholders with shares registered directly in their names with Continental will also be able to vote by Internet. If your shares are held in an account at a brokerage firm or bank participating in this program or registered directly in your name with Continental you may vote those shares by accessing the Internet website address specified on your proxy card instead of completing and signing the proxy itself. Submitting an Internet proxy will not affect your right to vote electronically at the Meeting should you decide to attend the Meeting. The Internet voting procedures are designed to authenticate shareholders' identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly.

The accompanying proxy card provides instructions on how to vote via the Internet. There will not be an option to vote by telephone.

Who may vote?

The Board set May 20, 2026 as the Record Date for the Meeting. Holders of Common Shares at the close of business on the Record Date are entitled to vote their shares at the Meeting, and any further postponements or adjournments of the Meeting.

On May 19 ,2026          Common Shares were outstanding and entitled to be voted at the Meeting. See "What are the voting rights of ZeroStack shareholders?"

How can I access the proxy materials over the Internet?

We have elected to provide a Notice of Internet Availability of Proxy Materials pursuant to 17 CFR § 240.14a-16 ("Rule 14a-16") under the United States Exchange Act of 1934, as amended (the "Exchange Act"). In doing so, we are deemed to be in compliance with Section 9.1.5 of Canadian Securities Administrators National Instrument 51-102 - Compliance with SEC Notice-and-Access Rules ("NI 51-102"), because the Company (a) is subject to, and complies with, Rule 14a-16 under the Exchange Act; and (b) residents of Canada do not own, directly or indirectly, outstanding voting securities carrying more than 50% of the votes for the election of directors, and none of the following apply: (i) the majority of the executive officers or directors of the Company are residents of Canada; (ii) more than 50% of the consolidated assets of the Company are located in Canada; or (iii) the business of the Company is administered principally in Canada.

The notice-and-access provisions of Rule 14a-16 are a set of rules developed by the United States Securities and Exchange Commission (the "SEC") that reduce the volume of materials that must be physically mailed to shareholders by allowing the Company to post this Proxy Statement and any additional materials online. Beneficial owners will be sent the Notice of Internet Availability of Proxy Materials at least 40 calendar days prior to the Meeting date, including instructions on how to access all materials identified in the Notice of Internet Availability of Proxy Materials, which will be publicly accessible and free of charge on the Company's website as specified in the Notice of Internet Availability of Proxy Materials. Shareholders may choose to additionally receive a paper or e-mail copy of (i) the proxy materials, including the Notice of Internet Availability of Proxy Materials, Proxy Statement, and Form of Electronic Proxy Card; and (ii) the Company's 2025 Annual Report, at no charge, with the Notice of Internet Availability of Proxy Materials specifying that shareholders should make their requests by no later than June 29, 2026 in order to facilitate timely delivery. Except where specific requests are made in accordance with the provided instructions, all such documents will be available online only and shareholders will not receive a paper or e-mail copy of the proxy materials, other than the Notice of Internet Availability of Proxy Materials.

The Notice of Internet Availability of Proxy Materials is being sent to both registered and Non-registered Shareholders of the securities using notice and access pursuant to applicable laws. Electronic copies of this Proxy Statement and the Notice may be found and downloaded from https://www.cstproxy.com/zerostack/2026. If you are a Non-registered Shareholder, and the Company or its agent has sent the Notice of Internet Availability of Proxy directly to you, your name, address and information about your holdings of securities have been obtained in accordance with applicable securities regulatory requirements from the Intermediary holding on your behalf.

The Company (and not the Intermediary holding on your behalf) has assumed responsibility for (i) delivering the Notice of Internet Availability of Proxy to you, and (ii) executing your proper voting instructions. Please return your voting instructions as specified in the request for voting instructions.

What are the voting rights of ZeroStack shareholders?

Holders of our Common Shares are entitled to one (1) vote per Common Share on each matter that is submitted to shareholders for approval.

How do I revoke my proxy and change my vote?

You may change your vote or revoke your proxy at any time before the vote at the Meeting. You may change your vote prior to the Meeting by executing a valid proxy card bearing a later date and delivering it to us prior to the Meeting at ZeroStack Corp. Attention: Chief Financial Officer, 40 King Street West, Suite 2400, Toronto, Ontario, Canada M5H 3Y2. Only your latest dated proxy we receive at or prior to the Meeting will be counted. You may also revoke your proxy and change your vote at any time before the final vote at the Meeting by voting again via the Internet. Attendance at the Meeting will not by itself revoke a previously granted proxy. If you hold shares in street name and wish to change your vote, you must follow the directions provided by your brokerage or other financial intermediary.

What are the voting recommendations of the Board?

The Board recommends that you vote:

• "FOR" the election of each of the director nominees named in this Proxy Statement;

• "FOR" re-appointment of Davidson as the Company's independent registered public accounting firm for the 2026 fiscal year;

• "FOR" approval of the PIPE Offering Issuance Proposal;

• "FOR" approval of the 2022 Plan Amendment Proposal;

• "FOR" approval of the Stock Options Proposal;

• "FOR" approval of the Continuance Proposal;

• "FOR" approval of the Classification Proposal; and

• "FOR" approval of the Adjournment Proposal.

What happens if I submit or return my proxy card without voting?

When you properly submit your proxy, the shares it represents will be voted at the Meeting in accordance with your directions. Unless otherwise specified in the proxy, Common Shares represented by proxies will be voted:

• "FOR" the election of each of the director nominees named in this Proxy Statement;

• "FOR" re-appointment of Davidson as the Company's independent registered public accounting firm for the 2026 fiscal year;

• "FOR" approval of the PIPE Offering Issuance Proposal;

• "FOR" approval of the 2022 Plan Amendment Proposal;

• "FOR" approval of the Stock Options Proposal;

• "FOR" approval of the Continuance Proposal;

• "FOR" approval of the Classification Proposal;

• "FOR" approval of the Adjournment Proposal; and

• In accordance with the recommendation of our Board "FOR" or "AGAINST" all other business as may properly be brought before the Meeting.

What constitutes a quorum?

The Bylaws provide that at each meeting of shareholders, holders of not less than 35% of Common Shares entitled to vote at a meeting of shareholders, present in person or represented by proxy, shall constitute a quorum.

How many votes are needed for the proposals to pass?

Election of Directors

Under our Bylaws, if a quorum is present, the director nominees will be elected if a simple majority of the votes cast at the Meeting are cast "FOR" each director nominee.

Shareholders entitled to vote may vote in favor of all of the nominees or any individual nominee or withhold their votes as to all the nominees or any individual nominee.

Re-Appointment of Davidson & Company LLP as our Independent Registered Public Accounting Firm

If a quorum is present, approval of the re-appointment of our independent registered public accounting firm requires that a simple majority of the votes cast at the Meeting are cast "FOR" re-appointment.

Approval of the PIPE Offering Issuance Proposal

If a quorum is present, approval of the PIPE Offering Issuance Proposal requires that a simple majority of the votes cast at the Meeting with respect to the PIPE Offering Issuance Proposal are cast "FOR" approval.

Approval of the 2022 Plan Amendment Proposal

If a quorum is present, approval of the 2022 Plan Amendment Proposal requires that a simple majority of the votes cast at the Meeting with respect to the 2022 Plan Amendment Proposal are cast "FOR" approval.

Approval of the Stock Options Proposal

If a quorum is present, approval of the Stock Options Proposal requires that a simple majority of the votes cast at the Meeting with respect to the Stock Options Proposal are cast "FOR" approval.

Approval of the Continuance Proposal

If a quorum is present, approval of the Continuance Proposal requires that two thirds of the votes cast at the Meeting with respect to the Continuance Proposal are cast "FOR" approval.

Approval of the Classification Proposal

If a quorum is present, approval of the Classification Proposal requires that a simple majority of the votes cast at the Meeting with respect to the Classification Proposal are cast "FOR" approval.

Approval of the Adjournment Proposal

If a quorum is present, approval of the Adjournment Proposal requires that a simple majority of the votes cast at the Meeting with respect to the Adjournment Proposal are cast "FOR" approval.

What is the effect of abstentions?

Proxies received but marked "ABSTAIN" will be included in the calculation of the number of Common Shares considered to be present at the Meeting for purposes of determining a quorum, but abstentions will not have an effect on the outcome of any proposal.

What are "broker non-votes" and what effect do they have on the proposals?

Broker non-votes occur when an Intermediary holds shares in "street name" for a beneficial owner and that nominee does not vote the shares because it (i) has not received voting instructions from the beneficial owner and (ii) lacks discretionary voting power to vote those shares with respect to a particular proposal. Broker non-votes are counted for purposes of determining the existence of a quorum at the Meeting, but they will have no effect on the outcome of any proposal on which we receive a broker non-vote.

A broker is entitled to vote shares held for a beneficial owner on "routine" matters without instructions from the beneficial owner of those shares, which includes the proposal to re-appointment Davidson as our independent public accounting firm for the 2025 fiscal year (Proposal No. 2) and the Adjournment Proposal (Proposal No. 8). On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on "non-routine" matters, which includes Proposal Nos. 1, 3, 4, 5, 6, and 7 described in this Proxy Statement.

If you hold your shares in street name, it is critical that you provide your Intermediary with instructions on how to cast your vote if you want it to count in the election of directors (Proposal No. 1), the PIPE Offering Issuance Proposal (Proposal No. 3), the 2022 Plan Amendment Proposal (Proposal No. 4), the Stock Options Proposal (Proposal No. 5), the Continuance Proposal (Proposal No. 6) or the Classification Proposal (Proposal No. 7) described in this Proxy Statement. If you hold your shares in street name, and you do not instruct your Intermediary how to vote, then it will not be voted in the election of directors (Proposal No. 1), the PIPE Offering Issuance Proposal (Proposal No. 3), the 2022 Plan Amendment Proposal (Proposal No. 4), the Stock Options Proposal (Proposal No. 5), the Continuance Proposal (Proposal No. 6) or the Classification Proposal (Proposal No. 7) described in this Proxy Statement.

Intermediaries holding shares in street name may vote those shares in their discretion for any routine matters. Therefore, we do not expect any broker non-votes on Proposal No. 1, Proposal No. 8 or any other routine matters properly brought before the Meeting.

What is "householding" and how does it work?

The SEC rules permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering only one Notice of Internet Availability of Proxy Materials addressed to those shareholders, if consented to by the shareholders. This delivery method, called "householding," reduces our delivery costs and provides extra convenience for shareholders. Shareholders who participate in householding and who request to receive printed proxy materials will continue to receive separate proxy cards.

Once a shareholder has received notification from its broker that it will be "householding" communications to such shareholder's address, "householding" will continue until such shareholder is notified otherwise or until such shareholder notifies its broker or us that it no longer wishes to participate in "householding." A shareholder may revoke such shareholder's consent by notifying its broker or delivering written notice of such revocation to the Company at ZeroStack Corp., Attention: Chief Financial Officer, 40 King Street West, Suite 2400, Toronto, Ontario, Canada M5H 3Y2. Upon written or oral request of a shareholder at a shared address to which a single copy of this Notice of Internet Availability of Proxy Materials was delivered, we will deliver promptly separate copies of these documents or do so in the future if requested.

How to Submit Shareholder Proposals for Next Year's Annual Meeting

Pursuant to Rule 14a-8 under the Exchange Act, our shareholders may present proper proposals for inclusion in our proxy statement and form of proxy and for consideration at the next annual meeting by submitting their proposals to us in a timely manner. Any shareholder of the Company who wishes to present a proposal for inclusion in the proxy statement and form of proxy for action at the 2027 Annual Meeting must comply with our Bylaws and the rules and regulations of the SEC, each as then in effect. Such proposals must be mailed to us at our offices at ZeroStack Corp., Attention: Chief Financial Officer, 40 King Street West, Suite 2400, Toronto, Ontario, Canada M5H 3Y2. Under the rules of the SEC, any shareholder proposal intended to be presented at the 2027 Annual Meeting must be received no later than February 3, 2027, which is 120 days prior to the one-year anniversary of the expected mailing date of this Proxy Statement in order to be considered for inclusion in our proxy statement and form of proxy relating to such meeting.

Pursuant to the rules of the SEC, a shareholder must follow certain procedures to nominate persons for election as directors or to introduce an item of business at an annual meeting of shareholders. In order to be timely, we must receive notice of your intention to introduce a nomination or propose an item of business at our 2027 Annual Meeting before the close of business on February 3, 2027. If we change the date of our 2027 Annual Meeting by more than thirty days before, or more than thirty days after, the one-year anniversary of the Meeting, then the written notice of a shareholder proposal that is not intended to be included in our proxy statement must be delivered, or mailed and received, not later than the ninetieth day prior to our 2027 Annual Meeting or, if later, the tenth day following the day on which public announcement of the date of such meeting is first made. You are advised to review our Bylaws and the applicable securities laws, which contain additional requirements with respect to director nominees.

If a shareholder notifies us of an intent to present a proposal at the 2027 Annual Meeting at any time after February 3, 2027 (and for any reason the proposal is voted on at that meeting), it may be considered untimely and our proxy holders will have the right to exercise discretionary voting authority with respect to the proposal, if presented at the meeting, without including information regarding the proposal in our proxy materials. Under the rules of the SEC, in the event we change the date of our 2027 Annual Meeting by more than thirty days after the one-year anniversary of the Meeting, the deadline for a shareholder to submit a proposal for the 2027 Annual Meeting is a reasonable time before we begin to print and send our proxy materials.

Who tabulates the votes?

Prior to the Meeting, we will select an inspector of election for the Meeting. Such inspector will determine the number of Common Shares represented at the Meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof.

Who pays the cost of this proxy solicitation?

The Company is making this solicitation. We pay the cost of soliciting your proxy, and we reimburse brokerage firms and others for forwarding proxy materials to you. Our directors, officers and employees may participate in the solicitation of proxies without additional consideration.

Will a list of shareholders entitled to vote at the Meeting be available?

In accordance with the Company's Bylaws, a list of shareholders entitled to vote at the Meeting will be available at our business address, 40 King Street West, Suite 2400, Toronto, Ontario, Canada, M5H 3Y2, and will be accessible prior to the Meeting between the hours of 9:00 a.m. and 5:00 p.m. The list of shareholders will also be available in person at the Meeting.

Where can I find voting results of the Meeting?

We will announce the results for the proposals voted upon at the Meeting and publish final detailed voting results in a Form 8-K filed within four business days of the Meeting.

What are the implications of the Company being an emerging growth company and a smaller reporting company?

We are an "emerging growth company," as defined in the Jumpstart Our Business Startups Act of 2012 (the "JOBS Act") and a "smaller reporting company," as defined in Rule 12b-2 under the Exchange Act. As an emerging growth company and a smaller reporting company, we provide in this Proxy Statement the scaled disclosure permitted under the JOBS Act and otherwise as applicable to smaller reporting companies. In addition, as an emerging growth company, we are not required to conduct votes seeking shareholder approval on an advisory basis of (1) the compensation of our "named executive officers" ("Named Executive Officers") (or the frequency with which such votes must be conducted or (2) compensation arrangements and understandings in connection with merger transactions, known as "golden parachute" arrangements.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains "forward-looking statements," as that term is defined under the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Exchange Act. Forward-looking statements may include projections and estimates concerning our possible or assumed future results of operations, financial condition, business strategies and plans, market opportunity, competitive position, industry environment, and potential growth opportunities. In some cases, you can identify forward- looking statements by terms such as "may", "will", "should", "believe", "expect", "could", "intend", "plan", "anticipate", "estimate", "continue", "predict", "project", "potential", "target," "goal" or other words that convey the uncertainty of future events or outcomes. You can also identify forward-looking statements by discussions of strategy, plans or intentions. We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, because forward-looking statements relate to matters that have not yet occurred, they are inherently subject to significant business, competitive, economic, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. These and other important factors, including, among others, those discussed in this Proxy Statement, may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements in this Proxy Statement. Risks and uncertainties, the occurrence of which could adversely affect our business, include, but are not limited to, the following:

• the satisfaction of customary closing conditions related to the Exchange (as defined below) and to complete the Financing (as defined below);

• the date on which the Exchange is expected to close;

• our ability to obtain shareholder approval for the Exchange

• our ability to obtain shareholder approval for the planned continuance from the province of Ontario to the State of Texas;

• our limited operating history and net losses;

• fluctuations in the market price of 0G, the native token of the 0G Chain, a layer-1 blockchain designed to enable users to deploy and operate decentralized artificial intelligence ("AI") applications and data ("Tokens" or "0G Tokens", each a "0G Token" or "0G") or any other digital assets we might hold;

• the possibility that any one of the 0G Tokens and any other assets we might hold (collectively, the "Cryptocurrencies") may be classified as a "security";

• decrease in liquidity of 0G Tokens or any other digital assets we might hold;

• our ability to continue as a going concern absent access to sources of liquidity;

• damage to our reputation as a result of negative publicity;

• exposure to product liability claims, actions and litigation;

• risks associated with product recalls;

• our ability to successfully integrate businesses that may acquire;

• our ability to achieve economies of scale;

• our ability to fund overhead expenses, including costs associated with being a publicly-listed company

• maintenance of effective quality control systems;

• risks associated with expansion into new jurisdictions;

• regulatory compliance risks;

• potential delisting resulting in reduced liquidity of our Common Shares;

• risks associated with cybersecurity and the protection of confidential information;

• the possibility that we are deemed to be an investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and become subject to applicable restrictions that make it impractical for us to continue segments of our business as currently contemplated;

• risks associated with our use of AI;

• competition from the emergence or growth of other digital assets accelerated by advancements in AI and blockchain technology;

• the reliance of our AI technology on the use of third-party data;

• the negative impact on the value the Cryptocurrencies caused by disruptions in the Cryptocurrencies' networks; and

• risks related to the custody of the Cryptocurrencies, including the loss or destruction of private keys required to access our Cryptocurrencies and cyberattacks or other data loss relating to our Cryptocurrencies; and

• the other risks described under Part I, Item 1A, "Risk Factors" included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as well as described from time to time in our other filings with the SEC.

Given the foregoing risks and uncertainties, you are cautioned not to place undue reliance on the forward-looking statements in this Proxy Statement. The forward-looking statements contained in this Proxy Statement are not guarantees of future performance and our actual results of operations and financial condition may differ materially from such forward- looking statements. In addition, even if our results of operations and financial condition are consistent with the forward-looking statements in this Proxy Statement, they may not be predictive of results or developments in future periods.

Any forward-looking statement that we make in this Proxy Statement speaks only as of the date of this Proxy Statement. Except as required by law, we do not undertake any obligation to update or revise, or to publicly announce any update or revision to, any of the forward-looking statements in this Proxy Statement, whether as a result of new information, future events or otherwise, after the date of this Proxy Statement. For risks relating to the Continuance, see the Registration Statement on Form S-4 that will be filed by ZeroStack Corp. with the SEC.

Interest of Certain Persons in Matters to be Acted Upon

Other than as set forth in this Proxy Statement, the management of the Company is not aware of any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, of any person who has been a director or executive officer at any time since the beginning of the fiscal year ended December 31, 2025, or any associate or affiliate of any of the foregoing persons, in any matter to be acted upon at the Meeting. All of the directors and officers are entitled to receive awards pursuant to the 2022 Plan ("Awards"). Assuming the PIPE Offering Issuance Proposal in Proposal No. 3 is passed, Zero Gravity will be entitled to receive ZeroStack Shares (as defined below) and our Executive Chairman, Michael Heinrich, is the Chief Executive Officer of Zero Gravity. Assuming the Stock Options Proposal in Proposal No. 5 is passed, the Company's Chief Executive Officer, Executive Chairman and Chief Financial Officer will receive the Proposed Stock Options. See "Proposal No. 3 - Approval of the PIPE Offering Issuance Proposal" and "Proposal No. 5 - Approval of the Stock Options Proposal," for further details.

DIRECTORS & EXECUTIVE OFFICERS

Directors, Director Nominees & Executive Officers

The Articles provide our Board consists of a minimum of one and a maximum of ten directors. The number of directors to be elected at the Meeting has been fixed at five (5) and there are presently five (5) directors of the Company, each of whose term of office expires at the Meeting. All director nominees are to be elected at the Meeting, for terms of one to three years if Proposal No. 7 is approved, or to elect the same nominees as directors for a term of office expiring at the 2027 Annual Meeting or until their respective successors are duly elected and qualified if Proposal No. 7 is not approved. Each Registered Shareholder on May 20, 2026 is entitled to cast one vote for each of our Common Shares either in favor of or against the election of each nominee, or to abstain from voting on any or all nominees. Although management does not anticipate that any nominee will be unable or unwilling to serve as a director, in the event of such an occurrence, proxies may be voted in the discretion of the persons named in the proxy for a substitute designated by the Board, unless the Board decides to reduce the number of directors constituting the Board. The election of each director requires the affirmative vote of the simple majority of votes cast at the Meeting. Shareholders will vote for the election of each individual director separately.

The names of our current directors and executive officers and their respective ages, positions, biographies are set forth below.

Name and Place of Residence	Position	Age
Executive Officers:
Daniel Reis-Faria Dubai, United Arab Emirates	Chief Executive Officer and Director	37
Michael Heinrich Singapore	Executive Chairman and Director	43
Dany Vaiman Ontario, Canada	Chief Financial Officer	40
Non-Employee Directors:
Edward Woo British Columbia, Canada	Director(1)	47
Laurence Zeifman Ontario, Canada	Director(1)	64
Manfred Leventhal Ontario, Canada	Director(1)	74

____________

(1) Each nominee for director has been reviewed and recommended for nomination by our Nominating and Corporate Governance Committee and has consented to serve as a director if elected.

Non-Director Executive Officers

Dany Vaiman, Chief Financial Officer: Mr. Vaiman has served as the Company's Chief Financial Officer since June 2023 and as the Company's Senior VP Finance from December 2022 to June 2023. From February 2022 through the closing of the Company's arrangement with FGH on December 23, 2022 (the "Arrangement"), he served as the Chief Financial Officer of FGH. Prior to that, Mr. Vaiman served as Corporate Controller (from July 2018 to July 2021) and as Assistant Controller (from June 2016 to June 2018) of Torex Gold Resources Inc.- a leading intermediate gold producer listed on the TSX. For seven years, Mr. Vaiman was with Ernst & Young's Toronto Audit Group, specializing in publicly listed TSX and SEC clients. Mr. Vaiman is a Chartered Professional Accountant (CPA) and Chartered Accountant (CA) in Ontario, a Certified Public Accountant (CPA) in Illinois, and holds a Bachelor of Business Administration (Honours) from the Schulich School of Business.

Directors

Daniel Reis-Faria, Chief Executive Officer and Director: Mr. Reis-Faria was appointed as the Company's Chief Executive Officer in October 2025. Mr. Reis-Faria is a global technology entrepreneur, investor, and diplomat with over fifteen years of experience building and scaling companies across AI, blockchain, and cyber-security. He is the founder of Erebor Capital Inc., an investment firm with holdings spanning North America, Japan, Africa, Europe, and the Caribbean, focused on Big Data, AI, Cyber Security, and Digital Assets. He was the founding Chief Executive Officer of OARO, Canada's leading aviation cyber-security company, where he pioneered large-scale deployment of blockchain biometric identity systems for airlines. He originated and facilitated the investment deal between Janover and DeFi Development Corporation (NASDAQ: DFDV) that led to the creation of the first Solana Treasury Vehicle in the United States. His work in designing regulated token contribution frameworks, on-chain treasury strategies, and hybrid equity and token structures positions him among the leaders bridging TradFi and Web3. He holds a master's degree in computer science from the University of Coimbra and an Entrepreneurship Diploma from MIT and is fluent in seven languages.

Michael Heinrich, Executive Chairman and Director: Mr. Heinrich was appointed as the Company's Chief Executive Officer in October 2025. Mr. Heinrich, a Forbes 40 under 40 entrepreneur, started two unicorn companies. He runs 0G Labs (0g.ai), the largest AI Layer 1 powered by the first decentralized AI Operating System. He's previously generated over $200 million in revenue and raised more than $1B in capital. Mr. Heinrich's strategic leadership guided over 650 employees through volatile markets and achieved remarkable customer satisfaction. He previously worked at Microsoft, SAP Labs, Bain, and Bridgewater Associates. He's been named a top technologist, top YCombinator company, and top entrepreneur, and has been featured in media such as Entrepreneur, Bloomberg, Forbes, Techcrunch, Business Insider, and Coin Telegraph. Mr. Heinrich was educated at Stanford, Harvard, UC Berkeley.

Edward Woo, Director: Mr. Woo joined our Board in December 2022. From August 2021 through the closing of the Arrangement, he served as the President and Chief Operating Officer of FGH. Mr. Woo is a seasoned business executive with extensive experience in the consumer-packaged goods industry. Over the past 20 years, Mr. Woo focused his efforts on the tobacco industry in the areas of sales, trade marketing, business strategy, political mobilization and government affairs. As a former executive at Rothmans Benson & Hedges Inc. and Philip Morris International, Mr. Woo held several leadership roles which included serving as Head of Regulatory & External Affairs at the Global Headquarters in Lausanne, Switzerland (2016 through 2021) and as Regional Communications Director Latin America and Canada (from 2013 through 2016). Mr. Woo has extensive global experience and strong ties to the European markets and worked closely with over 30 markets in Europe, Middle East, Asia and Latin America on the rollout of Philip Morris' revolutionary IQOS product, with a particular focus on execution, supply chain, regulation and stakeholder engagement. Mr. Woo holds a BA in Economics from the University of Western Ontario. Mr. Woo's qualifications to serve on our Board include his extensive experience in the consumer-packaged goods industry, his regulatory knowledge and experience and his ties to the European markets.

Laurence Zeifman, Director: Mr. Zeifman has practiced as a public accountant for over forty years, primarily as an audit partner for small and mid-sized public companies, investment funds and regulated entities. He is a partner of Zeifmans LLP, a mid-sized accounting firm in Toronto, where his tenure has included over twenty years as its managing partner. For over 15 years he was the chair of Nexia Canada, the Canadian division of Nexia, Zeifmans' international network and one of the world's largest accounting organizations. A past director of the Ottawa Senators Hockey Club and an Alternate Governor of the National Hockey League, Mr. Zeifman is the Chairman of the Board of First Phosphate Corp., a company in the electrification supply chain that is listed on the Canadian Securities Exchange. A Chartered Accountant and a Chartered Professional Accountant (Ontario and Alberta, Canada), Mr. Zeifman has a Bachelor of Commerce degree from the University of Toronto.

Manfred Leventhal, Director: Mr. Leventhal is an accomplished executive with over 20 years of experience driving growth, strategy, and governance in small to mid-cap companies. He is a seasoned board member having a proven track record of success in corporate finance, strategy, and leadership. As the Canadian Director, from 2015 to 2022, for the real estate investment company, Hagshama Fund Ltd., Mr. Leventhal oversaw the company's project acquisition and development in Canada. He was the Chairman and a director, from 2017 to 2022 of the oil exploration company, Genesis Petrocorp Ltd. Where he oversaw the company's growth and expansion initiatives. Mr. Leventhal holds a CPA & CGA (Ontario, Canada) designation and a Bachelor of Commerce from the University of The Witwatersrand, Johannesburg, South Africa where he majored in applied economics.

Family Relationships

There are no family relationships between any of our officers or directors.

Involvement in Certain Legal Proceedings

Corporate Cease Trade Orders

To the knowledge of the Company, no proposed director of the Company is, as at the date of the Annual Report, or has been, within 10 years before the date of this Annual Report, a director, chief executive officer or chief financial officer of any company (including the Company) that,

(a) was subject to an order that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer; or

(b) was subject to an order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

Bankruptcy and Insolvency

To the knowledge of the Company, no proposed director of the Company:

(a) is, as at the date of this Annual Report, or has been within 10 years before the date of this Annual Report, a director or executive officer of any company (including the Company) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or

(b) has, within the 10 years before the date of this Annual Report, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.

Penalties and Sanctions

To the knowledge of the Company, no proposed director of the Company has been subject to:

(a) any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or

(b) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

CORPORATE GOVERNANCE

Overall Role of the Board of Directors

Our Common Shares are listed on the Nasdaq Capital Market under the symbol "ZSTK." Pursuant to our Bylaws and applicable Canadian law, our business and affairs are managed under the direction of our Board. Directors are kept informed of the Company's business through discussions with management, by reviewing materials provided to them and by participating in meetings of the Board and its committees.

Board of Directors Leadership Structure

The Company is led by Mr. Reis-Faria, who has served as Chief Executive Officer since October 2025. Mr. Heinrich has served as the Company's Executive Chairman since September 2025.

Although the Board does not have a formal policy on whether the roles of Chief Executive Officer and Chairman of the Board should be separated, we believe that our current Board leadership structure is suitable for us. The Chief Executive Officer is the individual selected by the Board to manage our Company on a day to day basis, and his direct involvement in our business operations makes him best positioned to lead productive Board strategic planning sessions and determine the time allocated to each agenda item in discussions of our Company's short- and long-term objectives. The Company has not developed a written position description for the Chairman of the Board, the Chief Executive Officer or the chair of any Board committee. The Company has not adopted a specific maximum term limit for its Directors as it feels the shareholders of the Company should have the power to elect directors who they feel are appropriate regardless of how long such directors have served on the Board.

Risk Oversight. One of the key functions of our Board is informed oversight of our risk management process. Our Board administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, and our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures. The Audit Committee also has the responsibility to review with management the process by which risk assessment and management is undertaken, monitor compliance with legal and regulatory requirements, and review the adequacy and effectiveness of our internal controls over financial reporting. Our Nominating and Corporate Governance Committee is responsible for periodically evaluating our company's corporate governance policies and systems.

Policies Regarding the Representation of Women. The Nominating and Corporate Governance Committee currently does not consider the level of representation of women on the Board or in executive officer positions in identifying and nominating candidates for election or re-election to the Board or as executive officers of the Company. However, informally, in identifying and selecting director or executive officer nominees, the Company values diversity, including, without limitation, diversity of experience, perspective, education, race, gender and national origin, as one among the many factors taken into consideration during the search process. The Company also considers, among other things, the qualifications, personal qualities, business background and relevant experience of individual candidates as well as the overall composition of the Board or executive officers with a view to identifying and selecting the most ideal and complementary candidates. The Nominating and Corporate Governance Committee and the Board intend to consider on an ongoing basis whether the Company should adopt specific policies and practices regarding the representation of women on the Board and in executive officer positions, including the setting of targets for such representation.

Currently the Company does not have women directors of executive officers.

Director Independence. Our Board undertook a review of the independence of each director. Based on information provided by each director concerning his or her background, employment, and affiliations, our Board has determined that the Board meets independence standards under the applicable rules and regulations of the SEC, the listing standards of Nasdaq and National Instrument 52-110 - Audit Committees ("NI 52-110"). The Board has affirmatively determined that the following Directors are "independent" as defined in the listing standards of Nasdaq and under National Instrument 58-101 - Disclosure of Corporate Governance Practices ("NI 58-101"): Edward Woo, Laurence Zeifman and Manfred Leventhal. The Board has also determined that Daniel Reis-Faria and Michael Heinrich are not "independent" as defined in the listing standards of Nasdaq and under NI 52-110. In making these determinations, our Board considered the current and prior relationships that each director has with our Company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our Common Shares by each director, and the transactions involving them described in the section titled "Certain Relationships and Related Party Transactions." While our Board has appointed Mr. Heinrich as lead Director and Executive Chairman, the breadth and depth of experience of the independent Directors as a whole provides the Board with important leadership qualities. All Directors, including independent Directors, are invited to openly provide their thoughts and opinions. The Board does not take any specific steps to provide leadership for its independent Directors.

Code of Ethics. Our Board has adopted a Code of Conduct and Ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. The full text of our Code of Conduct and Ethics is available on our website. We intend to disclose future amendments to certain provisions of our Code of Conduct and Ethics, or waivers of certain provisions as they relate to our directors and executive officers, at the same location on our website or in our public filings. The information on our website is not intended to form a part of or be incorporated by reference into this Annual Report. The Board monitors compliance with the Code of Conduct and Ethics by requiring all action prohibited by the Code of Conduct and Ethics to be reported to the Audit Committee, if involving a director or officer, and to the Chief Compliance Officer, if involving anyone else.

Orientation and Continuing Education. The Nominating and Corporate Governance Committee is responsible for the onboarding of new directors and the continuing education of existing directors. Pursuant to its charter, the Nominating and Corporate Governance Committee develops and annually reviews orientation and education programs for new directors and provides ongoing education for all directors. Upon joining the Board, each director is provided with an orientation package regarding the role of the Board, its committees and its directors, and the nature and operation of the Company’s current and past business. They are also provided with a copy of the Code of Conduct and Ethics, the Audit Committee Charter and the Nominating and Corporate Governance Charter. The Board encourages directors to participate in continuing education opportunities in order to ensure that the directors maintain or enhance their skills and abilities as directors and maintain a current and thorough understanding of the Company’s business.

Board of Directors Committees.

Our Board has three standing committees: an Audit Committee; a Compensation Committee; and a Nominating and Corporate Governance Committee. Each of the committees reports to the Board as it deems appropriate and as the Board may request. The composition, duties and responsibilities of these committees are set forth below. In the future, our Board may establish other committees, as it deems appropriate, to assist it with its responsibilities.

The table below provides current committee membership information:

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Laurence Zeifman	Chair	X	X
Edward Woo	X	Chair	X
Manfred Leventhal	X	X	Chair

Committee Meetings. Edward Woo and Manfred Leventhal had 100% attendance at all committee meetings held in 2025; while serving on the Board in 2025, Harold Wolkin had 100% attendance at all committee meetings. Laurence Zeifman did not attend committee meetings held in 2025 as he was appointed to the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee on January 6, 2026.

Audit Committee.  We have a standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. Our Audit Committee is responsible for, among other things:

  appointing, compensating, retaining, evaluating, terminating and overseeing our independent registered public accounting firm;
  discussing with our independent registered public accounting firm their independence from management;
  reviewing, with our independent registered public accounting firm, the scope and results of their audit;
  approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;
  overseeing the financial reporting process and discussing with management and our independent registered public accounting firm any financial statements that we file with the SEC;
  overseeing our financial and accounting controls and compliance with legal and regulatory requirements;
  reviewing our policies on risk assessment and risk management;
  reviewing related person transactions; and
  establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters.

The Audit Committee is composed of Messrs. Laurence Zeifman, Edward Woo and Manfred Leventhal with Mr. Zeifman serving as Chair. Mr. Zeifman, Mr. Leventhal and Mr. Woo each qualify as an "audit committee financial expert" as such term has been defined in Item 407(d)(5) of Regulation S-K. All Audit Committee members are "financially literate" as defined in NI 52-110. Our Board has affirmatively determined that Messrs. Zeifman, Leventhal and Woo each meet the definition of "independent director" for purposes of serving on the Audit Committee under the Nasdaq rules, the independence standards under Rule 10A-3 of the Exchange Act and under NI 52-110. Both our independent registered public accounting firm and management personnel periodically meet privately with our Audit Committee.

Our Board has adopted a written charter for the Audit Committee.

The Report of the Audit Committee, which is set forth in this Annual Report, further describes the Audit Committee's responsibilities and its recommendation with respect to our audited consolidated financial statements for the year ended December 31, 2025.

Compensation Committee. Our Compensation Committee is responsible for, among other things:

  reviewing and approving the corporate goals and objectives, evaluating the performance and reviewing and approving the compensation of our executive officers;
  reviewing and approving or making recommendations to our Board regarding our incentive compensation and equity-based plans, policies and programs;
  reviewing and approving all employment agreement and severance arrangements for our executive officers;
  making recommendations to our Board regarding the compensation of our directors; and
  retaining and overseeing any compensation consultants.

The Compensation Committee is composed of Laurence Zeifman, Manfred Leventhal and Edward Woo, with Mr. Woo serving as Chair. Our Board has affirmatively determined that Messrs. Zeifman, Leventhal and Woo each meet the definition of "independent director" for purposes of serving on the Compensation Committee under the Nasdaq rules, the independence standards under Rule 10A-3 of the Exchange Act and under NI 58-101. Each member of our Compensation Committee is a non-employee director (within the meaning of Rule 16b-3 under the Exchange Act).

The Compensation Committee may establish and delegate authority to one or more subcommittees consisting of one or more of its members, when the Compensation Committee deems it appropriate to do so in order to carry out its responsibilities. In carrying out its responsibilities, the Compensation Committee shall be entitled to rely upon the advice and information that it receives in its discussions and communications with management and such experts, advisors and professionals with whom the Compensation Committee may consult.

The Board is of the view that the members of the Compensation Committee collectively have the knowledge, skills, experience and background to make decisions on the suitability of the Company's compensation policies and practices. A description of such skills and experience for the committee members is set out in this Annual Report under the heading "Directors & Executive Officers."

Our Board has adopted a written charter for the Compensation Committee.

The Compensation Committee did not receive any recommendations from any compensation consultants during the 2025 fiscal year.

Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee is responsible for, among other things:

  identifying individuals qualified to become members of our Board, consistent with criteria approved by our Board;
  overseeing succession planning for our executive officers;
  periodically reviewing our Board's leadership structure and recommending any proposed changes to our Board;
  overseeing an annual evaluation of the effectiveness of our Board and its committees, including distributing annual written self-assessments and assessments of the Board; and
  developing and recommending to our Board a set of corporate governance guidelines.

The Nominating and Corporate Governance Committee is composed of Mr. Zeifman, Mr. Leventhal and Mr. Woo, with Mr. Leventhal serving as chair. Our Board has affirmatively determined that Messrs. Woo, Zeifman and Leventhal each meet the definition of "independent director" for purposes of serving on the Nominating and Corporate Governance Committee under the Nasdaq rules, the independence standards under Rule 10A-3 of the Exchange Act and under NI 58-101.

Our Board has adopted a written charter for the Nominating and Corporate Governance Committee.

Director Nominations. The Nominating and Corporate Governance Committee may solicit recommendations for the Board from any or all of the following sources: non-management directors, the Chief Executive Officer, other executive officers, third-party search firms, or any other source it deems appropriate, including shareholders. The Committee will evaluate all such proposed director candidates in the same manner, with no regard to the source of the initial recommendation of such proposed director candidate. In identifying and evaluating proposed director candidates, the Nominating and Corporate Governance Committee considers, in addition to the minimum qualifications and other criteria for Board membership, all facts and circumstances that it deems appropriate or advisable, including, among other things:

1. The skills of the proposed director candidate.

2. His or her depth and breadth of business experience.

3. Whether the nominee would help achieve a mix that represents a diversity of background and experience, inclusive of gender, race, ethnicity, age, gender identity, gender expression, persons with disabilities and sexual orientation or other background characteristics.

4. His or her independence.

5. The needs of the Board.

The Nominating and Corporate Governance Committee will consider candidates recommended by the Company's shareholders who are eligible to serve as directors in accordance with the Company's Bylaws and the Ontario Business Corporations Act ("OBCA").

Although we have not adopted a formal policy regarding the consideration of Board candidates recommended by our shareholders, the Board believes that the procedures set forth in our Bylaws are currently sufficient and that the establishment of a formal policy is not necessary. Without limiting the requirements contained in our Bylaws, the recommendation must set forth (i) as to each person whom the shareholder proposes to nominate for election as a director (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class and number of Common Shares that are owned beneficially or of record by the person, (D) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) and (E) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (ii) as to the shareholder giving the notice (A) the name and record address of such shareholder as they appear on the Company's books, (B) the class and number of Common Shares that are owned beneficially and of record by such shareholder and the beneficial owner, if any, on whose behalf the nomination is made and (C) any material interest of the shareholder in such nomination. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

Communications with the Company and the Board. All interested parties, including shareholders, may communicate with the Company or our Board by letter addressed to ZeroStack Corp. Attention: Chief Financial Officer, 40 King St W Suite 2400, Toronto, ON M5H 3Y2, Canada.

Certain Relationships and Related Party Transactions

Except as set forth below, since January 1, 2024, there has not been nor are there currently proposed any transactions or series of similar transactions to which we were or are to be a party in which the amount involved exceeds the lesser of $120,000 or one percent (1%) of the average of our total assets at year-end for the last two completed fiscal years and in which any director, executive officer, holder of more than 5% of the Common Shares or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

Transactions with Related Parties

On January 30, 2025, the Company and United Beverage Distribution Inc, a South Dakota corporation ("United"), entered into a Share Purchase Agreement (the "Share Purchase Agreement") pursuant to which the Company purchased 100% of the issued and outstanding common shares of United (the "United Common Shares"), a distributor of cannabis-infused drinks.

Under the terms of the Share Purchase Agreement, the Company agreed to purchase the United Common Shares from the group of sellers listed in the Share Purchase Agreement (the "Sellers"), which included Clifford Starke and Sammy Dorf, each of whom were directors of the Company (the "ZeroStack Directors") at the time of the transaction, and the Company's chief financial officer, Dany Vaiman (together with the ZeroStack Directors, the "ZeroStack Insiders") for (i) 23,686 shares of common stock of ZeroStack, representing 4.99% of the outstanding shares of common stock of the Company as of January 30, 2025, issued to the Sellers who are not ZeroStack Insiders and (ii) promissory notes with five year maturities that accrue interest at a rate of 6% per annum in an aggregate principal amount of $2,845,700 issued to the Sellers (the "United Notes"). The Share Purchase Agreement contains standard representations, warranties, covenants, and indemnity provisions, and its terms were unanimously approved by the disinterested directors of ZeroStack.

The foregoing descriptions of the material terms of the Share Purchase Agreement and the United Notes do not purport to be complete and are qualified in its entirety by reference to Exhibit 10.1 and Exhibit 10.2 to the Company's Form 8-K filed with the SEC on February 5, 2025.

Prior to its acquisition by the Company, Harmony Health One ("Harmony"), a subsidiary of FGH, entered into an Intellectual Property License Agreement with Hampstead Private Capital Limited ("Hampstead") - a corporation controlled by the former Chief Executive Officer of the Company and former Chief Executive Officer of FGH. Under the terms of this agreement, Harmony is to pay Hampstead a royalty in the amount of 3.5% of the gross revenues from the sale of Harmony products. No royalty amounts had been recorded by the Company for the years ended December 31, 2025 and December 31, 2024, as there were no sales for the period after the Company acquired FGH. As discussed in Note 6 of the Company's consolidated financial statements for the year ended December 31, 2025, both FGH and Harmony made voluntary assignments in bankruptcy and a trustee of the estate of each was appointed on March 14, 2025.

On September 20, 2025, the Company entered into the Equity Transfer and Debt Repayment, by and among the Company, the Transferor, the Lender, and the Noteholders.

Subject to the terms and conditions set forth in the Equity Transfer and Debt Repayment:

(i) the Noteholders will contribute the Promissory Notes, which were issued by Flora to the Noteholders on January 30, 2025 and have an aggregate outstanding balance of US$2,222,143, to the Lender, a newly-formed entity, in exchange for pro rata membership interests in the Lender; and

(ii) (thereafter, Transferors will transfer to the Lender, in full satisfaction and repayment of the Promissory Notes, all of the Transferred Companies (the "Disposition").

The "Transferred Companies" include the following wholly-owned subsidiaries of Transferors: AV; Vessel Brand Canada Inc; Klokken Aarhus Inc.; Rangers Pharmaceuticals A/S; TruHC; Vessel; High Roller; Just Brands; Just Brands FL LLC; Just Brands International LTD; United Beverage Distribution Inc.; and Phatebo Pharma EOOD. As part of the Disposition, the Company will also transfer to the Lender its minority equity interest in Hoshi International Inc.

The closing of the Disposition closed on September 26, 2025.

The foregoing description of the Equity Transfer and Debt Repayment does not purport to be complete and is qualified in its entirety by the full text of the Equity Transfer and Debt Repayment, a copy of which is filed as Exhibit 10.5 to the Company's Form 8-K filed with the SEC on September 23, 2025.

On October 9, 2025, Daniel Reis-Faria, the Company's Chief Executive Officer, contributed 50,000,000 0G Tokens valued at $113.3 million in exchange for 5,954,743 pre-funded warrants as part of the second closing of the PIPE Offering.

On October 23, 2025, the Company received 50,000,000 0G Tokens from Zero Gravity Labs Inc. (“Zero Gravity”) in exchange for the issuance of the Zero Gravity Convertible Note in an aggregate original principal amount of 50,000,000 0G Tokens as part of the Cryptocurrency Offering. Michael Heinrich, the Company’s executive chairman and a member of the Board, is the chief executive officer of Zero Gravity.

On March 31, 2026, ZeroStack entered into a note settlement agreement (the "Note Settlement Agreement") with Zero pursuant to which the Zero Gravity Convertible Note was settled. The Note Settlement Agreement provides that upon payment by ZeroStack to Zero Gravity on or before March 31, 2026 of 50,000,000 0G Tokens, then ZeroStack shall be deemed to have paid the entire Principal (as defined in the Zero Gravity Convertible Note) and Interest (as defined in the Zero Gravity Convertible Note) of the Zero Gravity Convertible Note in full and ZeroStack shall have no further obligations under the Zero Gravity Convertible Note and that the note shall be deemed to be satisfied. Additionally, Zero Gravity was an Investor (as defined below) in the Contribution (as defined below) and holds 4,608,684 Blocker Shares (as defined below), representing 50.6% of the issued and outstanding Blocker Shares. If shareholders approve the PIPE Offering Issuance Proposal, Zero Gravity will receive 4,608,864 Common Shares in connection with the Exchange.

Indemnification Agreements and Directors' and Officers' Liability Insurance

We have entered into indemnification agreements with each of our executive officers and directors. We also maintain an insurance policy that covers liabilities of our directors and officers arising out of claims based on acts or omissions in their capacities as directors or officers.

Related Party Transaction Policy

Our Audit Committee is responsible for the review, approval, or ratification of any potential conflict of interest transaction involving any of our directors or executive officers, any person known by us to be the beneficial owner of more than 5% of our outstanding capital stock, or any family member of or related party to such persons, including any transaction required to be reported under Item 404(a) of Regulation S-K promulgated by the SEC.

In reviewing any such proposed transaction, our Audit Committee is tasked with considering all relevant facts and circumstances, including the commercial reasonableness of the terms, the benefit or perceived benefit, or lack thereof, to us, opportunity costs of alternate transactions, the materiality and character of the related person's direct or indirect interest and the actual or apparent conflict of interest of the related person.

Under our policy, employees are required to report any material transaction or relationship that could result in a conflict of interest to our compliance officer.

SHARE OWNERSHIP

The following table sets forth information known to us regarding beneficial ownership of Common Shares as of May 6, 2026 by:

  each person known by us to be the beneficial owner of more than 5% of outstanding Common Shares;
  each of our executive officers and directors;
  all of our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days of May 6, 2026. In computing the number of Common Shares beneficially owned by a person or entity and the percentage ownership of that person or entity in the table below, all Common Shares subject to options, warrants and restricted stock units held by such person or entity were deemed outstanding if such securities are currently exercisable, or exercisable or would vest based on service-based vesting conditions within 60 days of May 6, 2026. These Common Shares were not deemed outstanding, however, for the purpose of computing the percentage ownership of any other person or entity.

The beneficial ownership of our Common Shares is based on 2,430,808 Common Shares outstanding as of May 6, 2026.

Unless otherwise indicated, we believe that each person named in the table below has sole voting and investment power with respect to all Common Shares beneficially owned by him.

Unless otherwise noted, the business address of each of these shareholders is c/o ZeroStack Corp. 40 King Street West, Suite 2400, Toronto, Ontario, Canada M5H 3Y2.

Beneficial Owner	Number of Common Shares Beneficially Owned(1)	Percentage of Common Shares Beneficially Owned(1)
Executive Officers
Daniel Reis-Faria (2)	6,143,227	71.65%
Dany Vaiman(3)(7)	115,031	4.53%
Michael Heinrich (5)	188,484	7.20%
Non-Employee Directors
Edward Woo(4)(7)	15,302	0.63%
Manfred Leventhal(6)	11,796	0.48%
Laurence Zeifman(16)	9,333	0.38%
5% or greater shareholders	-	-
CSAPL (Singapore) Holdings Pte Ltd(8)	242,838	9.33%
AVF III L.P(9)	225,989	8.88%
Blockchain Builders Fund 1, LP(10)	225,989	9.30%
dao5 Capital Fund L.P. (11)	206,878	8.18%
Dispersion Capital(12)	225,989	9.30%
Dragon Roark VCC(13)	187,120	7.15%
Eterna Blockchain Fund II(14)	177,968	7.32%
LongHash Ventures Funds VCC on behalf of LongHash Ventures Sub Fund II(15)	203,392	8.37%

All directors and executive officers as a group of 6 persons	6,483,173(1)	72.79%

(1) Percentages are based on 2,430,808 Common Shares issued and outstanding as of May 6, 2026. Information as to the number of Common Shares beneficially owned, or over which control or direction is exercised, directly or indirectly, not being within the direct knowledge of the Company, has been furnished by the respective directors individually or obtained from the System for Electronic Disclosure by Insiders and may include Common Shares owned or controlled by spouses and/or children of such individuals and/or companies controlled by such individuals or their spouses and/or children.

(2) Includes (i) 5,954,743 pre-funded warrants held directly by Mr. Reis-Faria and (ii) 188,484 stock options that have vested and are exercisable as of May 6, 2026. Mr. Reis-Faria directly holds 282,724 stock options that have not vested and are not exercisable as of May 6, 2026. Mr. Reis-Faria filed a 13D A-1 with the SEC on December 19, 2025. Excludes the 500,000 stock options granted on May 5, 2026 that are unexercisable until seven calendar days after the closing of the Exchange  and are subject to forfeiture if shareholders do not approve the Stock Options Proposal. The principal address of Mr. Resi-Faria is 40 King Street West, Suite 2400, Toronto, Ontario, Canada M5H 3Y2

(3) Includes (i) 4,381 Common Shares held directly by Mr. Vaiman, (ii) 16,408 stock appreciation rights ("SARs") that have vested and are exercisable as of May 6, 2026 and (iii) 94,242 stock options that have vested and are exercisable as of May 6, 2026. Mr. Vaiman directly holds 141,362 stock options that have not vested and are not exercisable as of May 6, 2026. Mr. Vaiman filed 13D A-3 with the SEC on December 19, 2025. Excludes the 250,000 stock options granted on May 5, 2026 that are unexercisable until seven calendar days after the closing of the Exchange and are subject to forfeiture if shareholders do not approve the Stock Options Proposal. The principal address of Mr. Vaiman is 40 King Street West, Suite 2400, Toronto, Ontario, Canada M5H 3Y2

(4) Includes (i) 3,454 Common Shares held directly by Mr. Woo, (ii) 52 Common Shares held by 1317433 B.C. Limited, a company in which Mr. Woo is the sole director and equity owner, (iii) 11,796 stock options that have vested.  The principal address of Mr. Woo is 40 King Street West, Suite 2400, Toronto, Ontario, Canada M5H 3Y2

(5) Includes 188,484 stock options that have vested and are exercisable as of May 6, 2026 but excludes 121,297 pre-funded warrants held directly by Mr. Heinrich because the Common Shares shown to be beneficially owned in this table give effect to a blocker provision in the pre-funded warrants issued in the private placement announced on September 19, 2025 (the "Cash Pre-funded Warrants"), Common Share purchase warrant in the private placements announced on September 19, 2025 (the "Cash Common Warrants") and pre-funded warrants issued in the private placement announced on September 19, 2025 in exchange for 0G Tokens with certain investors (the "Token Pre-funded Warrants") under which the holder does not have the right to exercise the Cash Pre-funded Warrants, Cash Common Warrants, Token Pre-funded Warrants to the extent (but only to the extent) that such exercise would result in beneficially ownership by the holder thereof, together with the holder's affiliates, any other persons acting as a group with the holder or any of the holder's affiliates, of more than 4.99% of the outstanding Common Shares of the Company. Mr. Heinrich directly holds 282,724 stock options that have not vested and are not exercisable as of May 6, 2026. Mr. Heinrich filed a 13D A-1 with the SEC on December 19, 2025. Excludes the 250,000 stock options granted on May 5, 2026 that are unexercisable until seven calendar days after the closing of the Exchange and are subject to forfeiture if shareholders do not approve the Stock Options Proposal. The principal address of Mr. Heinrich is 40 King Street West, Suite 2400, Toronto, Ontario, Canada M5H 3Y2

(6) Includes (i) 129 SARs held directly by Mr. Leventhal and 11,667 stock options that have vested. The principal address of Mr. Leventhal is 40 King Street West, Suite 2400, Toronto, Ontario, Canada M5H 3Y2

(7) Messrs. Vaiman and Woo have reported as a group pursuant to Amendment No. 1 on Form 13D filed with the SEC on April 21, 2023. The number of Common Shares disclosed in the above table only reflect the Common Shares held or controlled directly by each director of officer and each such personal specifically disclaims beneficial ownership of the securities and he does not directly own or control.

(8) Includes (i) 69,763 Common Shares and (ii) 173,075 pre-funded warrants held directly by CSAPL (Singapore) Holdings Pte Ltd as of May 6, 2026. CSAPL (Singapore) Holdings Pte Ltd has voting and investment power with respect to 684,793 Common Shares, consisting of (i) 69,763 Common Shares in the private placements announced on September 19, 2025, (ii), 327,219 issuable upon the exercise of Cash Common Warrants, (iii) 79,395 Common Shares issuable upon the exercise of Cash Common Warrants and (iv) 208,416 Common Shares issuable upon the exercise of Token Pre-funded Warrants (the "Token Pre-funded Warrant Shares"), held directly by, and registered in the name of CSAPL (Singapore) Holdings Pte Ltd. The Common Shares shown to be beneficially owned in the table above give effect to a blocker provision in the Cash Pre-funded Warrants, Cash Common Warrants and Token Pre-funded Warrants under which the holder does not have the right to exercise the Cash Pre-funded Warrants, Cash Common Warrants, Token Pre-funded Warrants to the extent (but only to the extent) that such exercise would result in beneficially ownership by the holder thereof, together with the holder's affiliates, any other persons acting as a group with the holder or any of the holder's affiliates, of more than 9.99% of the outstanding Common Shares of the Company. CSAPL (Singapore) Holdings Pte Ltd does not beneficially own any other Common Shares or convertible securities. CSAPL (Singapore) Holdings Pte Ltd disclaims beneficial ownership of such Common Shares except to the extent of its pecuniary interest, if any, in such Common Shares. The principal address of CSAPL (Singapore) Holdings Pte Ltd is 24 Cairnhill Road, Singapore, 229654.

(9) Includes (i) 112,994 Common Shares and (ii) 112,995 pre-funded warrants held directly by AVF III L.P. as of May 6, 2026. AVF III L.P. has voting and investment power with respect to 225,989 Common Shares, consisting of 208,416 Token Pre-funded Warrant Shares, held directly by, and registered in the name of AVF III L.P. The Common Shares shown to be beneficially owned in the table above give effect to a blocker provision in the Token Pre-funded Warrants under which the holder does not have the right to exercise the Token Pre-funded Warrants to the extent (but only to the extent) that such exercise would result in beneficially ownership by the holder thereof, together with the holder's affiliates, any other persons acting as a group with the holder or any of the holder's affiliates, of more than 9.99% of the outstanding Common Shares of the Company. AVF III L.P does not beneficially own any other Common Shares or convertible securities. AVF III L.P. disclaims beneficial ownership of such Common Shares except to the extent of its pecuniary interest, if any, in such Common Shares s. The principal address of AVF III L.P. is 545 Pacific Ave. San Francisco, CA 94133.

(10) Includes 225,989 Common Shares held directly by Blockchain Builders Fund 1, LP as of May 6, 2026. Blockchain Builders Fund 1, LP has voting and investment power with respect to 225,989 Common Shares, consisting of 225,989 Token Pre-funded Warrant Shares, held directly by, and registered in the name of Blockchain Builders Fund 1, LP. The Common Shares shown to be beneficially owned in the table above give effect to a blocker provision in the Token Pre-funded Warrants under which the holder does not have the right to exercise the Token Pre-funded Warrants to the extent (but only to the extent) that such exercise would result in beneficially ownership by the holder thereof, together with the holder's affiliates, any other persons acting as a group with the holder or any of the holder's affiliates, of more than 9.99% of the outstanding Common Shares of the Company. Blockchain Builders Fund 1, LP does not beneficially own any other Common Shares or convertible securities. Blockchain Builders Fund 1, LP disclaims beneficial ownership of such Common Shares except to the extent of its pecuniary interest, if any, in such Common Shares. The principal address of Blockchain Builders Fund 1, LP is 49 Engert Avenue, Suite 1, Brooklyn, NY 11222.

(11) Includes (i) 108,000 Common Shares and (ii) 98,878 pre-funded warrants held directly by dao5 Capital Fund L.P. as of May 6, 2026. Dao5 Capital Fund L.P. has voting and investment power with respect to 206,878 Common Shares, consisting of 206,878 Token Pre-funded Warrant Shares, held directly by, and registered in the name of dao5 Capital Fund L.P. The Common Shares shown to be beneficially owned in the table above give effect to a blocker provision in the Token Pre-funded Warrants under which the holder does not have the right to exercise the Token Pre-funded Warrants to the extent (but only to the extent) that such exercise would result in beneficially ownership by the holder thereof, together with the holder's affiliates, any other persons acting as a group with the holder or any of the holder's affiliates, of more than 9.99% of the outstanding Common Shares of the Company. Dao5 Capital Fund L.P. does not beneficially own any other Common Shares or convertible securities. Dao5 Capital Fund L.P. disclaims beneficial ownership of such Common Shares except to the extent of its pecuniary interest, if any, in such Common Shares. The principal address of dao5 Capital Fund L.P. is ONE Cale Beach, G10, West Bay Street, Nassau, Bahamas.

(12) Includes 225,989 Common Shares held directly by Dispersion Capital as of May 6, 2026. Dispersion Capital has voting and investment power with respect to 225,989 Common Shares, consisting of 225,989 Token Pre-funded Warrant Shares, held directly by, and registered in the name of Dispersion Capital. The Common Shares shown to be beneficially owned in the table above give effect to a blocker provision in the Token Pre-funded Warrants under which the holder does not have the right to exercise the Token Pre-funded Warrants to the extent (but only to the extent) that such exercise would result in beneficially ownership by the holder thereof, together with the holder's affiliates, any other persons acting as a group with the holder or any of the holder's affiliates, of more than 9.99% of the outstanding Common Shares of the Company. Dispersion Capital does not beneficially own any other Common Shares or convertible securities. Dispersion Capital disclaims beneficial ownership of such Common Shares except to the extent of its pecuniary interest, if any, in such Common Shares. The principal address of Dispersion Capital is 4th Floor, Harbour Place, 103 South Church Street, PO Box 10240, Grand Cayman KY1-1002, Cayman Islands.

(13) Includes 187,120 pre-funded warrants held directly by Dragon Roark VCC as of May 6, 2026. Dragon Roark VCC has voting and investment power with respect to 187,120 Common Shares, consisting of 187,120 Token Pre-funded Warrant Shares, held directly by, and registered in the name of Dragon Roark VCC. The Common Shares shown to be beneficially owned in the table above give effect to a blocker provision in the Token Pre-funded Warrants under which the holder does not have the right to exercise the Token Pre-funded Warrants to the extent (but only to the extent) that such exercise would result in beneficially ownership by the holder thereof, together with the holder's affiliates, any other persons acting as a group with the holder or any of the holder's affiliates, of more than 9.99% of the outstanding Common Shares of the Company. Dragon Roark VCC does not beneficially own any other Common Shares or convertible securities. Dragon Roark VCC disclaims beneficial ownership of such Common Shares except to the extent of its pecuniary interest, if any, in such shares. The principal address of Dragon Roark VCC is 140 Robinson Road #10-02 Singapore 068907.

(14) Includes 177,968 Common Shares held directly by Eterna Blockchain Fund II as of May 6, 2026. Eterna Blockchain Fund II has voting and investment power with respect to 117,968 Common Shares, consisting of 117,968 Token Pre-funded Warrant Shares, held directly by, and registered in the name of Eterna Blockchain Fund II. The Common Shares shown to be beneficially owned in the table above give effect to a blocker provision in the Token Pre-funded Warrants under which the holder does not have the right to exercise the Token Pre-funded Warrants to the extent (but only to the extent) that such exercise would result in beneficially ownership by the holder thereof, together with the holder's affiliates, any other persons acting as a group with the holder or any of the holder's affiliates, of more than 9.99% of the outstanding Common Shares of the Company. Eterna Blockchain Fund II does not beneficially own any other Common Shares or convertible securities. Eterna Blockchain Fund II disclaims beneficial ownership of such Common Shares except to the extent of its pecuniary interest, if any, in such Common Shares. The principal address of Eterna Blockchain Fund II is 5th Floor, The Exchange George's Dock IFSC, Dublin 1, Ireland D01 W213.

(15) Includes 203,392 Common Shares held directly by LongHash Ventures Funds VCC on behalf of LongHash Ventures Sub Fund II as of May 6, 2026. LongHash Ventures Funds VCC on behalf of LongHash Ventures Sub Fund II has voting and investment power with respect to 203,392 Common Shares, consisting of 203,392 Token Pre-funded Warrant Shares, held directly by, and registered in the name of LongHash Ventures Funds VCC on behalf of LongHash Ventures Sub Fund II. The Common Shares shown to be beneficially owned in the table above give effect to a blocker provision in the Token Pre-funded Warrants under which the holder does not have the right to exercise the Token Pre-funded Warrants to the extent (but only to the extent) that such exercise would result in beneficially ownership by the holder thereof, together with the holder's affiliates, any other persons acting as a group with the holder or any of the holder's affiliates, of more than 9.99% of the outstanding Common Shares of the Company. LongHash Ventures Funds VCC on behalf of LongHash Ventures Sub Fund II does not beneficially own any other Common Shares or convertible securities. LongHash Ventures Funds VCC on behalf of LongHash Ventures Sub Fund II disclaims beneficial ownership of such Common Shares except to the extent of its pecuniary interest, if any, in such Common Shares. The principal address of LongHash Ventures Funds VCC on behalf of LongHash Ventures Sub Fund II is 7 Temasek Boulevard #07-07 A, Suntec Tower 1, Singapore 038987.

(16) Includes 9,333 stock options that have vested. The principal address of Mr. Zeifman is 40 King Street West, Suite 2400, Toronto, Ontario, Canada M5H 3Y2.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act and the rules thereunder require our directors, executive officers and persons who beneficially own more than 10% of a registered class of our equity securities, to file reports with the SEC relating to their share ownership and changes in such ownership.

For the fiscal year ended December 31, 2025, the Company had one late Form 3 filing for Michael Heinrich and one late Form 3 filing for Daniel Reis-Faria. To the Company's knowledge, all other transactions required to be reported pursuant to Section 16(a) for the year ended December 31, 2025, were timely reported by the Company's directors, officers and persons who own more than 10% of a registered class of the Company's equity securities.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides information as of May 6, 2026 with respect to our Common Shares that may be issued under the Company Stock Option Plan and 2022 Plan.

Plan Category	Number of Securities To Be Issued Upon Exercise Of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price Of Outstanding Options, Warrants And Rights	Number Of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the first column)
Equity Compensation Plans Approved by Shareholders(1)
Stock Option Plan	180	$2,568.33	-
2022 Incentive Compensation Plan	1,310,549(2)	$7.09(3)	196,343
Stock Appreciation Rights(4)	24,933	$22.62	N/A
Equity Compensation Plans Not Approved by Shareholders	N/A	N/A	N/A
Total	1,335,662	7.72	196,343

(1) Includes the Company's Stock Option Plan and the 2022 Plan, which authorizes the granting of awards in any of the following forms: options, SARs, restricted stock, restricted stock units, other equity-based awards and cash incentive awards.

(2) Represents 1,310,214 Common Shares underlying options and 335 issued restricted Common Shares as of May 6, 2026. Excludes the 1,250,000 stock options granted on May 5, 2026 that are unexercisable until seven calendar days after the closing of the Exchange and are subject to forfeiture if shareholders do not approve the Stock Options Proposal.

(3) The weighted exercise price represents the weighted exercise price of the 1,310,214 options outstanding under the 2022 Plan as of May 6, 2026.

(4) Represents 24,933 SARs issued outside of the Company's Stock Option Plan and the 2022 Plan that were previously approved by shareholders at the 2024 special and annual meeting of shareholders (the "2024 Meeting"), as amended at the 2025 annual and special meeting of shareholders (the "2025 Meeting").

EXECUTIVE COMPENSATION

Overview

This section discusses the material components of our executive compensation program for our Named Executive Officers during our fiscal years ended December 31, 2025 and December 31, 2024. As a "smaller reporting company," we are required to provide executive compensation information for the following individuals: (i) all individuals who served as the Company's principal executive officer ("PEO"), during the last completed fiscal year, regardless of compensation; (ii) the two most highly compensated executive officers (other than the PEO) who were serving as executive officers of the Company at the end of the last completed fiscal year and whose total compensation was greater than $100,000; and (iii) up to two additional persons who served as executive officers (other than as the PEO) during the last completed fiscal year but were not serving in that capacity at the end of the fiscal year if their total compensation is higher than any of the other two Named Executive Officers in the preceding group.

Our Named Executive Officers and their positions during the fiscal year ended December 31, 2025 were as follows:

• Daniel Reis-Faria, our Chief Executive Officer;

• Michael Heinrich, our Executive Chairman;

• Dany Vaiman, our Chief Financial Officer;

• Clifford Starke, our former Chief Executive Officer;

• Sammy Dorf, our former Executive Chairman.

Summary Compensation Table

The following table sets out the compensation for the Named Executive Officers for the years ended December 31, 2025 and 2024:

Name and Principal Position	Fiscal Year	Salary ($)(1)	Bonus ($)(2)	Common Shares Awards ($)(3)	Stock Appreciation Rights Awards ($)(4)	Nonequity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(5)	Total Compensation ($)
Clifford Starke, former Chief Executive Officer	2025	350,000	-	-	38,809	-	-	955,000	1,343,809
	2024	420,000	36,000	1,170,000	1,094,435	-	-	-	2,720,435
Sammy Dorf, former Executive Chairman	2025	200,000	-	-	-	-	-	-	411,000
	2024	20,967	-	325,000	-	-	-	-	345,967
Dany Vaiman, Chief Financial Officer	2025	299,167	-	-	1,578,191	-	-	75,286	1,952,644
	2024	275,000	18,000	-	818,998	-	-	23,806	1,135,804
Daniel Reis-Faria, Chief Executive Officer	2025	168,333	250,000	-	3,134,125	-	-	23,507	3,575,965
	2024	-	-	-	-	-	-	-	-
Michael Heinrich, Executive Chairman	2025	168,333	250,000	-	3,134,125	-	-	12,898	3,565,356
	2024	-	-	-	-	-	-	-	-

(1) Salary amounts represent actual amount of base salary earned by each Named Executive Officer in the applicable year.

(2) Bonus amounts for 2025 and 2024 represent the actual amount of cash bonuses earned during 2024 and 2025, respectively, under the Company's annual bonus program. All such bonuses have been paid. Refer to "Annual Bonus/Non-Equity Incentive Plan Compensation" below.

(3) Value based on trading price of the Common Shares on the date of the respective grants. These grants include grants of restricted Common Shares. See "Narrative to the Summary Compensation Table - Equity-Based Compensation - Equity Awards to Named Executive Officers during 2025 and 2024." for information regarding these grants.

(4) Represents the aggregate grant date fair value of SARs and stock options granted to each Named Executive Officer, calculated in accordance with the binomial simulation valuation model. The amounts in 2025 for Mr. Vaiman and Mr. Starke include the incremental value caused by the modification of the terms of grants from 2024.

(5) For 2025, Mr. Reis-Faria's amount represents health and dental benefits of $12,000 and vacation accrued but not taken of $11,507. Mr. Heinrich's amount represents vacation accrued but not taken of $12,898.  Mr. Vaiman's amount includes vacation accrued but not taken for a total of $38,604, a relocation allowance of $28,571 as well as health and dental benefits totaling $8,111. Mr. Starke's amount represents severance payments of $895,000 and a relocation allowance of $60,000.

Narrative to the Summary Compensation Table

Base Salaries

We use base salaries to recognize the experience, skills, knowledge, and responsibilities required of all our employees, including our Named Executive Officers. Base salaries are reviewed annually, typically in connection with our annual performance review process, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance, and experience.

Annual Bonus/Non-Equity Incentive Plan Compensation

For 2025 and 2024, our Named Executive Officers were eligible to earn a cash bonus under the Company's annual bonus program based upon achievement of both corporate and individual goals determined by the Board based on a target percentage of annual base salary.  For 2025, Mr. Reis-Faria earned a signing bonus of $250,000 and Mr. Heinrich received a signing bonus of $250,000. For 2024, Mr. Starke received a cash bonus of $36,000 and Mr. Vaiman received a cash bonus of $18,000.

Equity-Based Compensation

Certain of the Company's Named Executive Officers received grants of SARs and grants of restricted Common Shares under the Company's option plan and 2022 Plan during 2024 and 2025.

Company Stock Option Plan

The Company has a stock option plan whereby it may grant options for the purchase of Common Shares to any director, consultant, employee or officer of the Company or its subsidiaries. The aggregate number of shares that may be issuable pursuant to options granted under the Company's stock option plan will not exceed 10% of fully diluted Common Shares of the Company. The options are non-transferable and non-assignable and may be granted for a term not exceeding five to ten years. The exercise price of the options is determined by the Board at the time of grant, but in the event that the Common Shares are traded on any stock exchange, may not be less than the closing price of such shares on such exchange on the trading date immediately precedent the date of grant, subject to all applicable regulatory requirements.

2022 Plan

The 2022 Plan was adopted by the Company following shareholder approval at the Company's 2022 annual and special meeting of shareholders (the "2022 Meeting") (the "Shareholder Approval Date") and amended at the Company's 2023 annual and special meeting of shareholders (the "2023 Meeting"), the 2024 Meeting and the 2025 Meeting.

The purpose of the 2022 Plan is to assist the Company and its subsidiaries and other designated affiliates, which we refer to herein as "Related Entities", in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors consultants and other persons who provide services to the Company or its Related Entities, by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company's shareholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of shareholder value.

Shares Available for Awards

The total number of Common Shares reserved and available for delivery under the 2022 Plan at any time during the term of the 2022 Plan shall be equal to 1,506,892 Common Shares. Awards issued in substitution for awards previously granted by a company acquired by the Company or a Related Entity, or with which the Company or any Related Entity combines, do not reduce the limit on grants of Awards under the 2022 Plan. The maximum aggregate number of Common Shares that may be delivered under the 2022 Plan as a result of the exercise of Incentive Stock Options shall be 847,843 Common Shares.

Subject to adjustment as provided in the 2022 Plan, in any fiscal year of the Company during any part of which the 2022 Plan is in effect, no participant who is a member of the Board but is not also an employee or consultant to the Company or Related Entity may be granted any Awards that have a "fair value" as of the date of grant, as determined in accordance with FASB ASC Topic 718 (or any other applicable accounting guidance) that exceeds $250,000 in the aggregate.

The committee designated and empowered by the Board to administer the 2022 Plan ("Committee") is authorized to adjust the limitations described in the preceding paragraph and is authorized to adjust outstanding Awards (including adjustments to exercise prices of stock options and other affected terms of Awards) in the event that a dividend or other distribution (whether in cash, Common Share or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects the Common Shares so that an adjustment is appropriate. The Committee is also authorized to adjust performance conditions and other terms of Awards in response to these kinds of events or in response to changes in applicable laws, regulations or accounting principles.

Eligibility

The persons eligible to receive Awards under the 2022 Plan are the officers, directors, employees, consultants and other persons who provide services to the Company or any Related Entity. The foregoing notwithstanding, only employees of the Company, or any parent corporation or subsidiary company of the Company (as those terms are defined in Sections 424(e) and (f) of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), respectively), are eligible for purposes of receiving any Incentive Stock Options. An employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the 2022 Plan.

Administration

The 2022 Plan is to be administered by the Committee; provided, however, that except as otherwise expressly provided in the 2022 Plan, the Board may exercise any power or authority granted to the Committee under the 2022 Plan. Subject to the terms of the 2022 Plan, the Committee is authorized to select eligible persons to receive Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award agreements (which need not be identical for each person who has been granted an Award under the 2022 Plan which remains outstanding (a "Participant")), and the rules and regulations for the administration of the 2022 Plan, construe and interpret the 2022 Plan and Award agreements, correct defects, supply omissions or reconcile inconsistencies therein, and make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the 2022 Plan.

Stock Options and Stock Appreciation Rights

The Committee is authorized to grant stock options, including both Incentive Stock Options, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, and SARs entitling the participant to receive the amount by which the fair market value of a Common Share on the date of exercise exceeds the grant price of the stock appreciation right. The exercise price per share subject to an option and the grant price of a stock appreciation right are determined by the Committee but may not be less than 100% of the fair market value of a Common Share on the date the award is granted. An option granted to a person who owns or is deemed to own stock representing 10% or more of the voting power of all classes of stock of the Company or any parent company (sometimes referred to as a "10% owner") will not qualify as an Incentive Stock Option unless the exercise price for the option is not less than 110% of the fair market value of a Common Share on the date such Incentive Stock Option is granted.

For purposes of the 2022 Plan, the term "fair market value" means the fair market value of Common Shares, Awards or other property as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the fair market value of a Common Share as of any given date shall be the closing price of a Common Share on the business day that immediately precedes the date as of which the value is being determined as quoted on the Nasdaq or such other national or regional securities exchange or market system constituting the primary market on which a Common Share is traded, as reported in The Wall Street Journal or such other source as the Company deems reliable or, if there is no sale on that date, then on the last previous day on which a sale was reported. The maximum term of each option or stock appreciation right, the times at which each option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised options or SARs at or following termination of employment, generally are fixed by the Committee, except that no option or stock appreciation right may have a term exceeding ten years, and no Incentive Stock Option granted to a 10% shareholder (as described above) may have a term exceeding five years (to the extent required by the Code at the time of grant). Methods of exercise and settlement and other terms of options and SARs are determined by the Committee. The Committee thus may permit the exercise price of options awarded under the 2022 Plan to be paid in cash, shares, other Awards or other property (including loans to participants).

Restricted Stock and Restricted Stock Units

The Committee is authorized to grant restricted stock and restricted stock units. Restricted stock is a grant of Common Shares which may not be sold or disposed of, and which is subject to such risks of forfeiture and other restrictions as the Committee may impose. A participant granted restricted stock generally has all of the rights of a shareholder of the Company, unless otherwise determined by the Committee. An Award of restricted stock units confers upon a participant the right to receive Common Shares at the end of a specified deferral period, subject to such risks of forfeiture and other restrictions as the Committee may impose. Prior to settlement, an Award of restricted stock units carries no voting or dividend rights, or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.

Dividend Equivalents

The Committee is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, Common Shares, other Awards or other property equal in value to dividends paid on a specific number of Common Shares or other periodic payments. Dividend equivalents may be granted alone or in connection with another Award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional Common Shares, Awards or otherwise as specified by the Committee.

Bonus Stock and Awards in Lieu of Cash Obligations

The Committee is authorized to grant Common Shares as a bonus free of restrictions, or to grant Common Shares or other Awards in lieu of Company obligations to pay cash under the 2022 Plan or other plans or compensatory arrangements, subject to such terms as the Committee may specify.

Other Stock-Based Awards

The Committee or the Board is authorized to grant Awards that are denominated or payable in, valued by reference to, or otherwise based on or related to Common Shares. The Committee determines the terms and conditions of such Awards.

Performance Awards

The Committee is authorized to grant performance awards to participants on terms and conditions established by the Committee. The performance criteria to be achieved during any performance period and the length of the performance period is determined by the Committee upon the grant of the performance award. Performance awards may be valued by reference to a designated number of Common Shares or by reference to a designated amount of property including cash. Performance awards may be settled by delivery of cash, Common Shares or other property, or any combination thereof, as determined by the Committee.

Other Terms of Awards

Awards may be settled in the form of cash, Common Shares, other Awards or other property, in the discretion of the Committee. The Committee may require or permit participants to defer the settlement of all or part of an Award in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The Committee is authorized to place cash, Common Shares or other property in trusts or make other arrangements to provide for payment of the Company's obligations under the 2022 Plan. The Committee may condition any payment relating to an Award on the withholding of taxes and may provide that a portion of any Common Shares or other property to be distributed will be withheld (or previously acquired Common Shares or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the 2022 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant's death, except that the Committee may, in its discretion, permit transfers subject to any terms and conditions the Committee may impose thereon.

Awards under the 2022 Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee may, however, grant Awards in exchange for other Awards under the 2022 Plan, awards under other Company plans, or other rights to payment from the Company, and may grant Awards in addition to and in tandem with such other Awards, rights or other awards.

Acceleration of Vesting; Change in Control

The Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any Award, and such accelerated exercisability, lapse, expiration and if so provided in the Award agreement or otherwise determined by the Committee, vesting shall occur automatically in the case of a "change in control" of the Company, as defined in the 2022 Plan (including the cash settlement of SARs which may be exercisable in the event of a change in control). In addition, the Committee may provide in an Award agreement that the performance goals relating to any performance award will be deemed to have been met upon the occurrence of any "change in control."

Amendment and Termination

The Board may amend, alter, suspend, discontinue or terminate the 2022 Plan or the Committee's authority to grant Awards without further shareholder approval, except that shareholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which Common Shares are then listed or quoted. Thus, shareholder approval may not necessarily be required for every amendment to the 2022 Plan which might increase the cost of the 2022 Plan or alter the eligibility of persons to receive Awards. Shareholder approval will not be deemed to be required under laws or regulations, such as those relating to Incentive Stock Options, that condition favorable treatment of participants on such approval, although the Board may, in its discretion, seek shareholder approval in any circumstance in which it deems such approval advisable. Unless earlier terminated by the Board, the 2022 Plan will terminate at the earliest of (a) such time as no Common Shares remain available for issuance under the 2022 Plan, (b) termination of the 2022 Plan by the Board, or (c) the tenth anniversary of the Shareholder Approval Date. Awards outstanding upon expiration of the 2022 Plan shall remain in effect until they have been exercised or terminated or have expired.

Equity Awards to Named Executive Officers during 2025 and 2024

Daniel Reis-Faria

On December 19, 2025, Mr. Reis-Faria was granted 471,208 stock options at an exercise price of $7.31 per option. The expiration date is ten years from the grant date. The options will vest based on the Company's volume weighted average price ("VWAP") of the Company's Common Shares as follows:

Percentage of options vested	At or above the following VWAP on any trading day
20%	$10.97
20%	$14.62
20%	$18.28
20%	$21.93
20%	$25.59

Michael Heinrich

On December 19, 2025, Mr. Heinrich was granted 471,208 stock options at an exercise price of $7.31 per option. The expiration date is ten years from the grant date. The options will vest based on the Company's VWAP of the Company's Common Shares as follows:

Percentage of options vested	At or above the following VWAP on any trading day
20%	$10.97
20%	$14.62
20%	$18.28
20%	$21.93
20%	$25.59

Dany Vaiman

On December 19, 2025, Mr. Vaiman was granted 235,604 stock options at an exercise price of $7.31 per option. The expiration date is ten years from the grant date. The options will vest based on the Company's VWAP of the Company's Common Shares as follows:

Percentage of options vested	At or above the following VWAP on any trading day
20%	$10.97
20%	$14.62
20%	$18.28
20%	$21.93
20%	$25.59

On August 14, 2024, Mr. Vaiman was granted 4,920 SARs at a base price of $35.69 per unit and 8,792 SARs at a base price of $47.19 per unit. Both grants of SARs vest in 12 equal tranches. The first tranche will vest upon the Company's share price increasing by 50% from the Company's closing share price on the grant date with each tranche thereafter requiring an additional 50% increase in share price to vest in accordance with the following schedule:

Tranche	Percentage Increase in ZeroStack Corp. Share Price From Grant Date For Tranche to Vest
1	50%
2	100%
3	150%
4	200%
5	250%
6	300%
7	350%
8	400%

On December 15, 2024, Mr. Vaiman was granted 9,552 SARs at a base price of $50.70 per unit, which vested in full on December 15, 2024.

On June 30, 2025, the base price of the outstanding attributable to Mr. Vaiman was repriced to $22.62 per unit.

Clifford Starke

On August 14, 2024, Mr. Starke was granted 14,760 SARs at a base price of $35.69 per unit and 26,379 SARs at a base price of $47.19 per unit. Both grants of SARs were scheduled to vest in 12 equal tranches. The first tranche was scheduled to vest upon the Company's share price increasing by 50% from the Company's closing share price on the grant date with each tranche thereafter requiring an additional 50% increase in share price to vest in accordance with the following schedule:

Tranche	Percentage Increase in ZeroStack Corp. Share Price From Grant Date For Tranche to Vest
1	50%
2	100%
3	150%
4	200%
5	250%
6	300%
7	350%
8	400%
9	450%
10	500%
11	550%
12	600%

On June 30, 2025, the base price of the outstanding attributable to Mr. Starke was repriced to $22.62 per unit. On December 19, 2025, and as part of Mr. Starke's separation and release agreement with the Company, all outstanding SARs were forfeited.

On December 15, 2024, Mr. Starke received 23,077 restricted Common Shares, which vested in full on December 15, 2024.

Sammy Dorf

On December 15, 2024, Mr. Dorf received 6,411 restricted Common Shares, which vested in full on December 15, 2024.

Employee Benefits

For 2024 and 2025 certain Named Executive Officers were eligible to participate in such employee benefit plans and programs to the same extent as the Company's other full-time employees, subject to the terms and eligibility requirements of those plans.

Hedging and Pledging Company Securities

Our Insider Trading Policy prohibits our directors, officers, employees, family members of such persons and entities controlled by such persons from engaging in hedging, short sales, or trading in publicly traded put or call options with respect to our securities. Additionally, policy prohibits the same persons from purchasing our securities on margin, borrowing against any account in which our securities are held, or pledging our securities as collateral for a loan.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

In response to Item 402(x)(1) of Regulation S-K, while we do not have a formal written policy in place with regard to the timing of awards of stock options, SARs or similar option-like instruments in relation to the disclosure of material nonpublic information, our Board and the Compensation Committee do not seek to time equity grants to take advantage of information, either positive or negative, about the Company that has not been publicly disclosed. Similarly, it is our practice not to time the release of material nonpublic information based on equity award grant dates or for the purpose of affecting the value of executive compensation.

Clawback Policy

Effective as of October 2, 2023, we adopted a clawback policy that provides for the recoupment of excess incentive compensation paid to executive officers, including the Named Executive Officers, in accordance with Nasdaq listing standards and Exchange Act Rule 10D-1. The policy applies to compensation that is granted, earned, or vested based in whole or in part upon the attainment of a financial reporting measure and provides for the reimbursement or forfeiture by the executive officer of the excess portion of the compensation received by the executive officers during the three preceding fiscal years.

Compensation-Related Risk Assessment

Our Compensation Committee assesses and monitors whether any of our compensation policies and programs is reasonably likely to have a material adverse effect on our Company. The Compensation Committee and management do not believe that the Company presently maintains compensation policies or practices that are reasonably likely to have a material adverse effect on the Company's risk management or create incentives that could lead to excessive or inappropriate risk taking by employees. In reaching this conclusion, the Compensation Committee considered all components of our compensation program and assessed any associated risks. The Compensation Committee also considered the various strategies and measures employed by the Company that mitigate such risk, including: (i) the overall balance achieved through our use of a mix of cash and equity, annual and long-term incentives and time-and performance-based compensation; (ii) our use of multi-year vesting periods for equity grants; and (ii) the oversight exercised by the Compensation Committee over the performance metrics and results under the Stock Option Plan and the 2022 Plan.

Outstanding Equity Awards at 2025 Fiscal Year-End

The following table summarizes the number of outstanding restricted Common Shares, SARs and options in the Company held by our Named Executive Officers as of December 31, 2025.

Option Awards						Share Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (2)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Shares That Have Not Vested (#)	Market Value of Shares or Units of Shares That Have Not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (1)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (1)
Daniel Reis-Faria	-	471,208	-	7.31	12/19/35	-	-	-	-
Dany Vaiman	-	235,604	-	7.31	12/19/35	-	-	-	-
	4,396	4,396		22.62	12/15/34
	2,460	2,460	-	22.62	08/14/35	-	-	-	-
	9,552	-	-	22.62	12/15/34
Michael Heinrich	-	471,208	-	7.31	12/19/35	-	-	-	-
Clifford Starke	-	-	-	-	-	-	-	-	-
Sammy Dorf	-	-	-	-	-	-	-	-	-

(1) See "Narrative to the Summary Compensation Table - Equity-Based Compensation - Equity Awards to Named Executive Officers during 2025 and 2024." for details regarding the vesting schedules of certain Named Executive Officer options and restricted Common Share awards.

(2) Represents SARs that have vested as of December 31, 2025, irrespective of whether they are in the money or not.

Director Compensation

As a Named Executive Officer of the Company, information regarding the compensation Messrs. Reis-Faria, Heinrich, Starke and Dorf for their services as an executive officer in 2025 is set forth in the section titled "Summary Compensation Table" above. Messrs. Reis-Faria, Heinrich, Starke and Dorf did not receive additional compensation for their service as directors.

The following table provides summary information concerning compensation paid or accrued by us to or on behalf of our directors for services rendered to us during the last fiscal year.

Name	Fees Earned or Paid in Cash ($)	Shares Awards ($)(5)	Option Awards ($)(6)	Non- equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)(7)	Total ($)
Edward Woo	47,499	-	-	-	-	25,760	73,259
Harold Wolkin	19,565	-	-	-	-	71,170	90,735
Manfred Leventhal	48,750	-	-	-	-	20,446	69,196
Daniel Reis-Faria(1)	-	-	-	-	-	-	-
Michael Heinrich(2)	-	-	-	-	-	-	-
Clifford Starke(3)	-	-	-	-	-	-	-
Sammy Dorf(4)	-	-	-	-	-	-	-

(1) Mr. Reis-Faria is a Named Executive Officer of the Company for 2025. Mr. Starke did not receive compensation for his service as director in 2025. As a Named Executive Officer of the Company, information regarding compensation for Mr. Starke for his services as an executive officer in 2025 is set forth in the section title "Summary Compensation Table" above.

(2) Mr. Heinrich is a Named Executive Officer of the Company for 2025. Mr. Starke did not receive compensation for his service as director in 2025. As a Named Executive Officer of the Company, information regarding compensation for Mr. Starke for his services as an executive officer in 2025 is set forth in the section title "Summary Compensation Table" above.

(3) Mr. Starke is a Named Executive Officer of the Company for 2025. Mr. Starke did not receive compensation for his service as director in 2025. As a Named Executive Officer of the Company, information regarding compensation for Mr. Starke for his services as an executive officer in 2025 is set forth in the section title "Summary Compensation Table" above.

(4) Mr. Dorf is a Named Executive Officer of the Company for 2025. Mr. Dorf did not receive compensation for his service as director in 2025. As a Named Executive Officer of the Company, information regarding compensation for Mr. Dorf for his services as an executive officer in 2025 is set forth in the section title "Summary Compensation Table" above.

(5) Represents the aggregate grant date fair value of restricted stock granted to each Director, calculated in accordance with the closing share price of the Company on the grant date.

(6) Represents the aggregate grant date fair value of options and SARs granted to each Director, calculated in accordance with the Binomial Model.

(7) Represents health and dental benefit premiums. Mr. Wolkin passed away in August 2025 and his estate received $53,571 in a life insurance payment, which is included in this category.

The table below sets forth the aggregate number of share options of each non-employee director outstanding as of December 31, 2025.

Outstanding Equity Awards at 2025 Fiscal Year-End

The following table summarizes the number of outstanding restricted Common Shares and options in the Company held by our directors as of December 31, 2025.

	Option Awards					Share Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (2)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Shares That Have Not Vested (#)	Market Value of Shares or Units of Shares That Have Not Vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Edward Woo	-	129	-	273	3/17/2033	-	-	-	-
Manfred Leventhal	129	-	-	22.62	12/15/34	-	-	-	-

(1) See "Narrative to the Summary Compensation Table-Equity-Based Compensation - Outstanding Equity Awards at 2025 Fiscal Year-End" for details regarding the vesting schedules of certain Directors options and restricted Common Share awards.

(2) Represents SARs that have vested as of December 31, 2025, irrespective of whether they are in the money or not.

Director Compensation Narrative

From the period from January 1, 2025 to September 30, 2025 each independent member of the Board received $30,000 per annum or prorated for their period of service for their services as a member of the Board. For the period from October 1, 2025 to December 31, 2025, each director received the prorated portion of an annual retainer of $80,000 plus $10,000 for chairing a committee and $5,000 for each committee membership.

Employment and Consulting Agreements, Arrangements or Plans

The following describes the respective employment or consulting agreements entered into by the Company and its Named Executive Officers that are in effect as of the date hereof.

Daniel Reis-Faria Employment Agreement

Daniel Reis-Faria and the Company, entered into an executive employment agreement on September 20, 2025 (the "Reis-Faria Agreement"), pursuant to which Mr. Reis-Faria will serve as the Chief Executive Officer of the Company. The term of the Reis-Faria Agreement is for an indefinite period, unless sooner terminated in accordance with the agreement.

The Reis-Faria Agreement provides for a base salary of $600,000 (as may be increased by the Board), the opportunity to participate in any equity compensation plan of the Company, and other health, benefit and incentive plans offered to other senior executives of the Company, including a target discretionary bonus of 100% of base salary. Mr. Reis-Faria is also entitled to paid time off and holiday pay in accordance with the Company's policies.

On December 19, 2025, Mr. Reis-Faria was granted 471,208 stock options at an exercise price of $7.31 per option. The expiration date is ten years from the grant date. The options will vest based on the Company's volume weighted average price ("VWAP") of the Company's common shares as follows:

Percentage of options vested	At or above the following VWAP on any trading day
20%	$10.97
20%	$14.62
20%	$18.28
20%	$21.93
20%	$25.59

In addition, upon termination of the Reis-Faria Agreement without "Cause" or resignation by Mr. Reis-Faria for "Good Reason," as those terms are defined in the Reis-Faria Agreement, Mr. Reis-Faria will, conditioned upon his execution of a separation and release agreement, be eligible to receive the following payments: an aggregate amount equal to 24 months his base salary at the rate in effect on his last day of service. Should termination without "Cause" or resignation by Mr. Reis-Faria for "Good Reason" occur as a result of a "Change in Control" as defined by the Reis-Faria Agreement, Mr. Reis-Faria shall be entitled to an aggregate amount equal to 30 months of his base salary at the rate in effect on his last day of service.

The foregoing description of the Reis-Faria Agreement is only a summary and is qualified in its entirety by reference to the full text of the Vaiman Agreement, which is filed as Exhibit 10.6 to the Current Report on Form 8-K filed by the Company on September 23, 2025.

Michael Heinrich Employment Agreement

Michael Heinrich and the Company, entered into an executive employment agreement on September 20, 2025 (the "Heinrich Agreement"), pursuant to which Mr. Heinrich will serve as the executive chairman of the Company. The term of the Heinrich Agreement is for an indefinite period, unless sooner terminated in accordance with the agreement.

The Heinrich Agreement provides for a base salary of $600,000 (as may be increased by the Board), the opportunity to participate in any equity compensation plan of the Company, and other health, benefit and incentive plans offered to other senior executives of the Company, including a target discretionary bonus of 100% of base salary. Mr. Heinrich is also entitled to paid time off and holiday pay in accordance with the Company's policies.

On December 19, 2025, Mr. Heinrich was granted 471,208 stock options at an exercise price of $7.31 per option. The expiration date is ten years from the grant date. The options will vest based on the Company's volume weighted average price ("VWAP") of the Company's common shares as follows:

Percentage of options vested	At or above the following VWAP on any trading day
20%	$10.97
20%	$14.62
20%	$18.28
20%	$21.93
20%	$25.59

In addition, upon termination of the Heinrich Agreement without "Cause" or resignation by Mr. Heinrich for "Good Reason," as those terms are defined in the Heinrich Agreement, Mr. Heinrich will, conditioned upon his execution of a separation and release agreement, be eligible to receive the following payments: an aggregate amount equal to 24 months his base salary at the rate in effect on his last day of service. Should termination without "Cause" or resignation by Mr. Heinrich for "Good Reason" occur as a result of a "Change in Control" as defined by the Heinrich Agreement, Mr. Heinrich shall be entitled to an aggregate amount equal to 30 months of his base salary at the rate in effect on his last day of service.

The foregoing description of the Heinrich Agreement is only a summary and is qualified in its entirety by reference to the full text of the Vaiman Agreement, which is filed as Exhibit 10.8 to the Current Report on Form 8-K filed by the Company on September 23, 2025.

Dany Vaiman Executive Employment Agreement

Dany Vaiman and the Company, entered into an executive employment agreement on September 20, 2025 (the "Vaiman Agreement"), pursuant to which Mr. Vaiman will continue to serve as the Chief Financial Officer of the Company. The term of the Vaiman Agreement is for an indefinite period, unless sooner terminated in accordance with the agreement.

The Vaiman Agreement provides for a base salary of $350,000 (as may be increased by the Board), the opportunity to participate in any equity compensation plan of the Company, and other health, benefit and incentive plans offered to other senior executives of the Company, including a target discretionary bonus of 100% of base salary. Mr. Vaiman is also entitled to paid time off and holiday pay in accordance with the Company's policies.

On December 19, 2025, Mr. Vaiman was granted 235,604 stock options at an exercise price of $7.31 per option. The expiration date is ten years from the grant date. The options will vest based on the Company's volume weighted average price ("VWAP") of the Company's common shares as follows:

Percentage of options vested	At or above the following VWAP on any trading day
20%	$10.97
20%	$14.62
20%	$18.28
20%	$21.93
20%	$25.59

On August 14, 2024, Mr. Vaiman was granted 4,920 SARs at a base price of $35.88 per unit and 8,792 SARs at a base price of $47.19 per unit. Both grants of SARs vest in 12 equal tranches. The first tranche will vest upon the Company's share price increasing by 50% from the Company's closing share price on the grant date with each tranche thereafter requiring an additional 50% increase in share price to vest in accordance with the following schedule:

Tranche	Percentage Increase in ZeroStack Corp. Share Price From Grant Date For Tranche to Vest
1	50%
2	100%
3	150%
4	200%
5	250%
6	300%
7	350%
8	400%

On December 15, 2024, Mr. Vaiman was granted 9,552 SARs at a base price of $50.70 per unit, which vested in full on December 15, 2024.

On June 30, 2025, the base price of the outstanding attributable to Mr. Vaiman was repriced to $22.62 per unit. The SARs expire 10 years from the grant date with a post-termination exercise period of one year.

In addition, upon termination of the Vaiman Agreement without "Cause" or resignation by Mr. Vaiman for "Good Reason," as those terms are defined in the Vaiman Agreement, Mr. Vaiman will, conditioned upon his execution of a separation and release agreement, be eligible to receive the following payments: an aggregate amount equal to 24 months his base salary at the rate in effect on his last day of service. Should termination without "Cause" or resignation by Mr. Vaiman for "Good Reason" occur as a result of a "Change in Control" as defined by the Vaiman Agreement, Mr. Vaiman shall be entitled to an aggregate amount equal to 30 months of his base salary at the rate in effect on his last day of service.

The foregoing description of the Vaiman Agreement is only a summary and is qualified in its entirety by reference to the full text of the Vaiman Agreement, which is filed as Exhibit 10.7 to the Current Report on Form 8-K filed by the Company on September 23, 2025.

On November 10, 2023, Mr. Vaiman received 3,822 restricted Common Shares, which vested in full on January 1, 2024.

BUSINESS OF THE MEETING

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

Five directors are to be elected at the Meeting. If Proposal No. 7 is adopted, five directors will be elected for the terms set forth below. If Proposal No. 7 is not adopted, five directors will be elected for a term of office expiring at the 2027 Annual Meeting or until their respective successors are duly elected and qualified. In either case, each of these directors will be elected by the affirmative vote of the simple majority of votes cast at the Meeting.

Nominees

The Nominating and Corporate Governance Committee recommended for nomination, and the Board nominated the following persons for election as members of our Board at the Meeting to serve until the 2027 Annual Meeting or until their successors are elected and qualified.

• Daniel Reis-Faria

• Michael Heinrich

• Edward Woo

• Manfred Leventhal

• Laurence Zeifman

The section titled "Directors, Director Nominees & Executive Officers" included in this Proxy Statement contains more information about the leadership skills and other experience that caused the Nominating and Corporate Governance Committee and the Board to determine that these nominees should serve as directors of the Company.

We believe that each of these director nominees possess the experience, skills, and qualities to fully perform his or her duties as a director and contribute to our success. Our director nominees have been nominated because they possess the highest standards of personal integrity, interpersonal and communication skills, are highly accomplished in their fields, understand the interests and issues that are important to our shareholders, and are able to dedicate sufficient time to fulfilling their obligations as directors. Our director nominees as a group complement each other with their respective experiences, skills, and qualities. While our director nominees make up a diverse group in terms of age, gender and professional experience, together they comprise a cohesive body in terms of Board process and collaboration.

Classification of Directors

If Proposal No. 7 is approved and shareholders ratify the amendment to the Bylaws to provide for a staggered Board, we will elect directors at the Meeting to one of three classes of directors, each serving staggered terms. Set forth below is information regarding the director classes to which the foregoing nominees would be elected if Proposal No. 7 is approved.

Class I	Class II	Class III
(initial term expiring at the 2027 Annual Meeting)	(initial term expiring at the 2028 Annual Meeting of Shareholders (the "2028 Annual Meeting")	(initial term expiring at the 2029 Annual Meeting of Shareholders (the "2029 Annual Meeting")
Michael Heinrich	Daniel Reis-Faria	Edward Woo

Manfred Leventhal	Laurence Zeifman

Vote Required. The process for voting for election of each director will be by individual voting and not by slate. The Shareholders can vote for or withhold from voting on the election of each director on an individual basis. The election of each director requires the affirmative vote of the simple majority of votes cast at the Meeting are cast "FOR" each director nominee.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES DISCUSSED ABOVE AND PROXIES RECEIVED WILL BE SO VOTED UNLESS A SHAREHOLDER HAS SPECIFIED CONTRARY INSTRUCTIONS IN THE PROXY.

PROPOSAL NO. 2 - RE-APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee and Board has recommended that shareholders re-appoint Davidson as our independent registered public accounting firm for the 2026 fiscal year. Davidson has served as the Company's independent registered public accounting firm since its appointment on October 30, 2020. In recommending Davidson as the Company's independent registered public accounting firm for the 2026 fiscal year, the Audit Committee and Board considered several factors, including:

(1) The professional qualifications of Davidson, the lead audit partner, and other key engagement personnel.

(2) Davidson's independence and its processes for maintaining its independence.

(3) The appropriateness of Davidson's fees for audit and non-audit services.

(4) The results of management's and the Audit Committee's annual evaluations of the qualifications, performance and independence of Davidson.

The Board is soliciting proxies from Shareholders in favor of the re-appointment of Davidson as the Company's auditors, to hold office for the fiscal year ending December 31, 2026, and to authorize the Board to determine their remuneration for the 2026 fiscal year.

A representative from Davidson is expected to attend the Meeting. A representative from Davidson will have the opportunity to make a statement if they desire to do so. A representative from Davidson is expected to be available to respond to appropriate questions.

Vote Required. The affirmative vote of a simple majority of the votes cast at the Meeting are cast "FOR" re-appointment is required to re-appoint Davidson & Company as the Company's auditors for the fiscal year ending December 31, 2026 and to authorize the Board to fix their remuneration.

THE BOARD RECOMMENDS A VOTE "FOR" THE RE-APPOINTMENT OF DAVIDSON & COMPANY LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025 AND AUTHORIZING THE BOARD TO FIX THEIR REMUNERATION, AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS A SHAREHOLDER HAS SPECIFIED CONTRARY INSTRUCTIONS IN THE PROXY.

Fees and Services of Independent Registered Public Accounting Firm

The table below summarizes the fees and expenses billed to us by Davidson for the years ended December 31, 2025 and 2024.

Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees	Total

2025	$572,428	$191,053	$32,851	$--	$796,332

2024	$773,081	$151,281	$51,129	$--	$975,491

Audit Fees. Audit fees consist of services rendered by an independent registered public accounting firm for the audit of our consolidated financial statements (including tax services performed to fulfill the auditor's responsibility under generally accepted auditing standards) and our internal control over financial reporting, and reviews of the interim financial statements.

Audit-Related Fees. Audit-related fees relate to assurance and associated services that traditionally are performed by the independence auditor including SEC filings, comfort letters, consents and comment letters in connection with regulatory filings.

Tax Fees. Tax fees consist of services rendered by an external auditor for tax compliance, tax consulting and tax planning.

All Other Fees. All other fees are for any other permissible work that is not an Audit, Audit-Related or Tax Fee.

Policy for Approval of Audit and Permitted Non-Audit Services

Our Audit Committee reviews and pre-approves the scope and the cost of audit services related to us and permissible non-audit services performed by the independent auditors, other than those for de minimis services which are approved by the Audit Committee prior to the completion of the audit. All of the services related to our Company provided by Davidson listed above have been pre-approved by the Audit Committee.

PROPOSAL NO. 3 - APPROVAL OF PIPE OFFERING ISSUANCE PROPOSAL

Blocker Securities Contribution Agreements and Blocker Stockholders' Agreement

On March 31, 2026, Texas Blocker, a Texas corporation that was formed by Daniel Reis-Faria and Dany Vaiman, the Chief Executive Officer and Chief Financial Officer, respectively, of ZeroStack, for the purpose of facilitating the Exchange, entered into securities contribution agreements (the "Securities Contribution Agreements") with certain investors (the "Investors") pursuant to which the Investors contributed an aggregate of 142,232,948 0G Tokens in exchange for an aggregate of 9,104,614 shares of common stock, $0.001 par value, of Texas Blocker (the "Blocker Shares") issued on a private placement basis (the "Contribution"). The fair market value of each Token was deemed to be US$0.7549 and the fair market value of each Blocker Share was deemed to be US$11.7931 in accordance with the valuation mutually agreed upon by Texas Blocker and the Investors. If shareholders approve the PIPE Offering Issuance Proposal, each Blocker Share will be exchanged on a one-for-one basis for one Common Share pursuant to the Share Exchange Agreement (each as defined and described below). Closing of the Contribution occurred on March 31, 2026.

Concurrent with entering into the Securities Contribution Agreements, each of the Investors entered into a stockholders' agreement by and among Texas Blocker and the other Investors (the "Stockholders' Agreement") and a share exchange agreement by and among Texas Blocker, ZeroStack and the other Investors, (the "Share Exchange Agreement").

Under the Stockholders' Agreement, the Investors agreed to not transfer any of their Blocker Shares unless (i) pursuant to the Share Exchange Agreement, (ii) to an affiliate of such Investor, subject to unanimous approval of the stockholders of Texas Blocker ("Unanimous Stockholder Approval") and the approval of the Board of Directors of Texas Blocker, which consists of Daniel Reis-Faria and Dany Vaiman ("Board Approval") or (iii) to any other person, subject to Unanimous Stockholder Approval and Board Approval. Additionally, without Unanimous Stockholder Approval, Texas Blocker will not be able to enter into any commitment to conduct any business or transaction that is not (i) in furtherance of the Exchange and the other transactions contemplated by the Share Exchange Agreement, (ii) related to the staking of Tokens owned or acquired after the date of signing the Stockholders' Agreement by Texas Blocker or (iii) to pay a management fee to ZeroStack or engage in another tax-planning arrangement as determined by the Board of Directors of Texas Blocker.

Share Exchange Agreement

On March 31, 2026, concurrent with the execution of the Securities Contribution Agreements and Stockholders' Agreement, ZeroStack entered into the Share Exchange Agreement with Texas Blocker and the Investors. Under the terms of the Share Exchange Agreement, ZeroStack will issue an aggregate of 9,104,614 Common Shares (the "ZeroStack Shares") in exchange for an aggregate of 9,104,614 Blocker Shares, being all the issued and outstanding shares of Texas Blocker (the "Exchange", and together with the Contribution, the "Financing"). Upon consummation of the Exchange, Texas Blocker will become a wholly-owned subsidiary of ZeroStack. Additionally, ZeroStack agreed to file a re-sale registration statement on Form S-3 registering the ZeroStack Shares to be issued in the Exchange.

Reasons for Requesting Shareholder Approval

Nasdaq Listing Rule 5635(d) requires shareholder approval in connection with a transaction, other than a public offering, involving the sale or issuance by the issuer of common shares (or securities convertible into or exchangeable for common shares) equal to 20% or more of the common shares or 20% or more of the voting power outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the common shares immediately preceding the signing of the binding agreement for the issuance of such securities; or (ii) the average closing price of the common shares for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities (the "Minimum Price"). The potential issuance of the Common Shares in the Exchange does not constitute a public offering under the Nasdaq Listing Rules.

Additionally, Nasdaq Listing Rule 5635(a) requires shareholder approval in connection with acquisition of the stock of another company  involving the issuance by the issuer of common shares (or securities convertible into or exchangeable for common shares) equal to 20% or more of the common shares or 20% or more of the voting power outstanding before the issuance or if any director or officer has a 5% or greater interest in the company to be acquired or in the consideration to be paid in the transaction and the present or potential issuance of common stock could result in an increase in outstanding common shares or voting power of 5% or more.

Immediately prior to the execution of the Share Exchange Agreement, we had 2,430,471 Common Shares issued and outstanding. Therefore, the issuance of the ZeroStack Shares would have constituted greater than 20% of the Common Shares outstanding prior to giving effect to the Exchange, and at prices below the Minimum Price. Accordingly, the Company is seeking shareholder approval under Nasdaq Rule 5635(d) and 5635(a), as applicable, for the sale, issuance or potential issuance by us of 9,104,614 Common Shares in the Exchange.

Additionally, Nasdaq Listing Rule 5635(c) requires shareholder approval prior to the issuance of common shares in connection with certain non-public offerings involving the sale, issuance or potential issuance by a listed company of equity compensation. For this purpose, "equity compensation" includes common shares (and/or securities convertible into or exercisable for common shares) issued to officers, directors, employees or consultants at a discount to the market value of common shares, and "market value" is the closing bid price immediately preceding the time that the listed company enters into a binding agreement with such officer, director, employee or consultant to issue the equity compensation.

Mr. Michael Heinrich, the Executive Chairman of the Board, is the Chief Executive Officer of Zero Gravity and Zero Gravity was an Investor in the Contribution and holds 4,608,684 Blocker Shares, representing 50.6% of the issued and outstanding Blocker Shares. If shareholders approve the PIPE Offering Issuance Proposal, Zero Gravity will receive 4,608,864 Common Shares in connection with the Exchange. As a result, our Executive Chairman of the Board has a greater than 5% interest in Texas Blocker and the Common Shares issued to be issued to our Executive Chairman of the Board may be deemed equity compensation within the meaning of Nasdaq Rule 5635(c). Accordingly, this Company is seeking shareholder approval of the issuance of Common Shares to Mr. Heinrich in the Exchange to ensure compliance with Nasdaq Rule 5635(c) and 5635(a).

Potential Effects of Approval of this Proposal

The issuance of the Common Shares in the Exchange will not affect the rights of the holders of outstanding Common Shares, but such issuances will have a significant dilutive effect on the existing shareholders, including the voting power and economic rights of the existing shareholders.

Further, the resale of Common Shares issued pursuant in the Exchange could cause the market price of our Common Shares to decline. In addition to the foregoing, the increase in the number of Common Shares in connection with the Exchange may have an incidental anti-takeover effect in that additional shares could be used to dilute the share ownership of parties seeking to obtain control of us. The increased number of issued Common Shares could discourage the possibility of, or render more difficult, certain mergers, tender offers, proxy contests or other change of control or ownership transactions.

Certain U.S. Federal Income Tax Considerations

The following is a general discussion of certain material U.S. federal income tax considerations to U.S. Holders (as defined below) arising from the Exchange and to the ownership and disposition of Common Shares by such U.S. Holders following the Exchange, as well as the ownership and disposition of Common Shares by Non-U.S. Holders (as defined below) following the Exchange. This discussion does not address any tax considerations applicable to a holder of SARs, options, warrants, pre-funded warrants or any other right to acquire Common Shares. Holders of SARs, options, warrants, pre-funded warrants or any other right to acquire Common Shares should consult their own tax advisors regarding the U.S. federal income tax considerations relevant to them in light of their own personal circumstances.

This summary is for general information purposes only and does not purport to be a complete analysis or listing of all potential U.S. federal income tax considerations that may apply to a U.S. Holder arising from the Exchange or to any holder arising from the ownership or disposition of Common Shares following the Exchange. In addition, this summary does not take into account the individual facts and circumstances of any particular holder that may affect the U.S. federal income tax considerations relevant to such holder, including, without limitation, specific tax considerations applicable to a holder under an applicable income tax treaty. Accordingly, this summary is not intended to be, and should not be construed as, legal or U.S. federal income tax advice with respect to any particular holder. This summary does not address the U.S. federal alternative minimum tax, U.S. federal net investment income tax, U.S. federal estate and gift tax, U.S. state and local tax, or non-U.S. tax considerations applicable to U.S. Holders arising from the Exchange or to any holder arising from the ownership or disposition of Common Shares following the Exchange. Except as specifically set forth below, this summary does not discuss applicable income tax reporting requirements. Each holder should consult its own tax advisor regarding all U.S. federal, U.S. state and local, and non-U.S. tax considerations arising from the Exchange and the ownership and disposition of Common Shares following the Exchange.

No opinion from U.S. legal counsel or ruling from the Internal Revenue Service (the "IRS") has been requested, or will be obtained, regarding the U.S. federal income tax considerations applicable to a U.S. Holder arising from the Exchange or to any holder arising from the ownership or disposition of Common Shares following the Exchange. This summary is not binding on the IRS, and the IRS is not precluded from taking a position that is different from, or contrary to, the positions taken in this summary. In addition, because the authorities on which this summary is based are subject to various interpretations, the IRS and the U.S. courts could disagree with one or more of the positions taken in this summary.

This summary is based on the Code, U.S. Department of the Treasury regulations (whether final, temporary, or proposed) promulgated thereunder (the "Treasury Regulations"), published rulings of the IRS, published administrative positions of the IRS, the current provisions of the Convention Between the United States of America and Canada with Respect to Taxes on Income and on Capital, signed September 26, 1980, as amended (the "Canada-U.S. Tax Convention"), and U.S. court decisions that are applicable and, in each case, as in effect and available, as of the date of Proxy Statement. Any of the authorities on which this summary is based could be changed in a material and adverse manner at any time, and any such change could be applied on a retroactive or prospective basis, which could affect the U.S. federal income tax considerations described in this summary. This summary does not discuss the potential effects, whether adverse or beneficial, of any proposed legislation that, if enacted, could be applied on a retroactive or prospective basis.

For purposes of this summary provided under the section entitled "Proposal No. 3 - Approval of Pipe Offering Issuance Proposal - Certain U.S. Federal Income Tax Considerations", the term "U.S. Holder" means a beneficial owner of Common Shares at the time of the Exchange that is, for U.S. federal income tax purposes:

(a) an individual who is a citizen or resident of the United States;

(b) a corporation (or other entity treated as a corporation for United States federal income tax purposes) organized under the laws of the United States, any state thereof or the District of Columbia;

(c) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

(d) a trust that (1) is subject to the primary supervision of a court within the United States and the control of one or more U.S. persons for all substantial decisions or (2) has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

For purposes of this summary provided under the section entitled "Proposal No. 3 - Approval of Pipe Offering Issuance Proposal - Certain U.S. Federal Income Tax Considerations", the term "Non-U.S. Holder" means a beneficial owner of Common Shares at the time of the Exchange that is neither a U.S. Holder nor a partnership (or any other entity or arrangement treated as a partnership) for U.S. federal income tax purposes.

Holders Subject to Special U.S. Federal Income Tax Rules Not Addressed

This summary does not address the U.S. federal income tax considerations of the Exchange or the ownership and disposition of any Common Shares following the Exchange that may be applicable to particular holders that are subject to special provisions under the Code, including, but not limited to, holders that: (a) are tax-exempt organizations, qualified retirement plans, individual retirement accounts, or other tax-deferred accounts; (b) are banks, financial institutions, underwriters, insurance companies, real estate investment trusts, or regulated investment companies; (c) are broker-dealers, dealers, or traders in securities or currencies that elect to apply a mark-to-market accounting method; (d) have a "functional currency" other than the U.S. dollar; (e) own Common Shares  as part of a straddle, hedging transaction, conversion transaction, constructive sale, or other integrated transaction; (f) acquired Common Shares in connection with the exercise or cancellation of employee or director stock options or otherwise as compensation for services; (g) hold Common Shares other than as a capital asset within the meaning of Section 1221 of the Code (generally, property held for investment purposes); (h) except as explicitly described below, that own, directly, indirectly, or constructively, 5% or more of the total aggregate voting power or value of the outstanding Common Shares; (i) are partnerships or other "pass-through" entities (and investors in such partnerships or entities); (j) are S corporations (and shareholders or investors in such S corporations); (k) are U.S. expatriates or former long-term residents of the United States; (l) are subject to special tax accounting rules in respect of their Common Shares; (m) are "passive foreign investment companies", "controlled foreign corporations" or corporations that accumulate earnings to avoid U.S. federal income tax, and in each case, shareholders therein; (n) are corporations or other entities treated as corporations for U.S. federal income tax purposes that are organized outside the U.S. that are nonetheless treated as "U.S. persons" for U.S. federal income tax purposes; or (o) hold Common Shares in connection with a trade or business, permanent establishment, or fixed base outside the United States. Holders that are subject to special provisions under the Code, including, but not limited to, holders described immediately above, should consult their own tax advisors regarding the U.S. federal, U.S. state and local, and non-U.S. tax considerations arising from the Exchange, as applicable, and the ownership and disposition of Common Shares following the Exchange.

If an entity or arrangement that is classified as a partnership (or other pass-through entity) for U.S. federal income tax purposes holds Common Shares, the U.S. federal income tax considerations applicable to such entity or arrangement and the partners (or other owners or participants) of such entity or arrangement generally will depend on the activities of the entity or arrangement and the status of such partners (or owners or participants).  This summary does not address the tax considerations applicable to any such entity, arrangement or partner (or other owner or participant).  Partners (or other owners or participants) of entities or arrangements that are classified as partnerships or as other pass-through entities for U.S. federal income tax purposes should consult their own tax advisors regarding the U.S. federal income tax considerations arising from the Exchange, as applicable, and the ownership and disposition of any Common Shares following the Exchange.

Tax Considerations of the Exchange Applicable to the Company

Pursuant to Section 7874(b) of the Code and the Treasury Regulations promulgated thereunder, notwithstanding that the Company will be organized under the provisions of the OBCA following the Exchange, solely for U.S. federal income tax purposes, it is intended that, as a result of the Exchange, the Company will become classified as a U.S. domestic corporation. More specifically, pursuant to the Treasury Regulations issued under Section 7874 of the Code, at the end of the day immediately prior to the effective date of the Exchange, it is intended that the Company will be treated as converting into a U.S. domestic corporation pursuant to a tax-deferred reorganization under Section 368(a)(1)(F) of the Code (a "U.S. Tax Reorganization"). The remainder of this summary assumes that the Company will be treated as a U.S. domestic corporation for U.S. federal income tax purposes following the Exchange.

The Company will be subject to a number of significant and complicated U.S. federal income tax considerations as a result of being treated as a U.S. domestic corporation for U.S. federal income tax purposes, and this summary does not attempt to describe all such U.S. federal income tax considerations. Section 7874 of the Code and the Treasury Regulations promulgated thereunder do not address all the possible tax considerations that may arise from the Company being treated as a U.S. domestic corporation for U.S. federal income tax purposes. Accordingly, there may be additional or unforeseen U.S. federal income tax considerations applicable to the Company that are not discussed in this summary.

Generally, the Company will be subject to U.S. federal income tax on its worldwide taxable income (regardless of whether such income is "U.S. source" or "foreign source") and will be required to file a U.S. federal income tax return annually with the IRS. The Company anticipates that it will also be subject to tax in Canada. It is unclear how the foreign tax credit rules under the Code will operate in certain circumstances, given the treatment of the Company as a U.S. domestic corporation for U.S. federal income tax purposes and the taxation of the Company in Canada. Accordingly, it is possible that the Company will be subject to double taxation with respect to all or part of its taxable income. Subject to the discussion in the immediately following paragraph, it is anticipated that such U.S. and Canadian tax treatment will continue indefinitely and that the Common Shares will be treated indefinitely as shares in a U.S. domestic corporation for U.S. federal income tax purposes, notwithstanding future transfers or transactions. As described above, the remainder of this summary assumes that the Company will be treated as a U.S. domestic corporation for U.S. federal income tax purposes following the Exchange.

Notwithstanding the foregoing, should the F Reorganization described below in the section entitled "Proposal No. 7 - Continuance Proposal - Certain U.S. Federal Income Tax Considerations" be approved and effected, many of the aforementioned complexities would cease to apply as the Company would no longer be subject to tax in Canada, including, without limitation, the possibility of double taxation with respect to all or part of its taxable income.

Tax Considerations Applicable to U.S. Holders of the Exchange and of the Ownership and Disposition of Common Shares Following the Exchange

Tax Considerations of the Exchange

U.S. Tax Reorganization of the Company

As discussed above under "Tax Considerations of the Exchange Applicable to the Company", pursuant to the U.S. Tax Reorganization, at the end of the day immediately prior to the effective date of the Exchange, the Company will be treated as converting into a U.S. domestic corporation pursuant to a tax-deferred reorganization under Section 368(a)(1)(F) of the Code and, as a result, the Company will be classified as a U.S. domestic corporation for U.S. federal income tax purposes. Pursuant to the U.S. Tax Reorganization, U.S. Holders will be deemed to exchange their Common Shares for Common Shares in a U.S. domestic corporation. Subject to the discussion below under "Effect of Code Section 367 to the U.S. Tax Reorganization" and the discussion under "Tax Considerations of the U.S. Tax Reorganization if the Company is Classified as a PFIC", in general, a U.S. Holder:

(i) should not recognize income, gain or loss as a result of the U.S. Tax Reorganization;

(ii) should have an aggregate tax basis in its Common Shares after the U.S. Tax Reorganization equal to such U.S. Holder's aggregate tax basis in its Common Shares held immediately prior to the completion of the U.S. Tax Reorganization; and

(iii) should have a holding period in its Common Shares which includes the holding period of such U.S. Holder's Common Shares held immediately prior to the completion of the U.S. Tax Reorganization.

Effect of Code Section 367 to the U.S. Tax Reorganization

Section 367 of the Code applies to certain non‐recognition transactions involving non‐U.S. corporations. When it applies, Section 367 of the Code has the effect of imposing U.S. federal income tax on certain U.S. persons in connection with transactions that would otherwise be tax‐deferred. Section 367(b) of the Code will apply to the U.S. Tax Reorganization under the circumstances discussed below, even if the U.S. Tax Reorganization otherwise qualifies as a reorganization under Section 368(a)(1)(F) of the Code.

A U.S. Holder that owns, actually or constructively, 10% or more of the voting power or value of all the issued and outstanding Common Shares entitled to vote (each, a "10% U.S. Shareholder") will be required to recognize as a dividend the "all earnings and profits amount" attributable to such U.S. Holder's Common Shares, as determined under applicable Treasury Regulations. A 10% U.S. Shareholder that is a corporation may, under certain circumstances, effectively be exempt from taxation on a portion or all of the deemed dividend pursuant to Section 245A of the Code (participation exemption). In addition, if certain conditions under applicable Treasury Regulations are met, a 10% U.S. Shareholder may be able to elect to recognize gain (but not loss) with respect to the deemed receipt of Common Shares in the U.S. Tax Reorganization, rather than recognize as a dividend the "all earnings and profits amount" attributable to such U.S. Holder's Common Shares. U.S. Holders should consult their own tax advisors regarding the tax considerations of the U.S. Tax Reorganization applicable to them under Sections 367 and 245A of the Code and the Treasury Regulations promulgated thereunder.

A U.S. Holder that is not a 10% U.S. Shareholder, but who beneficially owns (actually or constructively) Common Shares with a fair market value of $50,000 or more on the date of the U.S. Tax Reorganization, generally will recognize gain (but not loss) with respect to the deemed receipt of Common Shares in the U.S. Tax Reorganization, unless such U.S. Holder makes a "Deemed Dividend Election" described below. In the absence of a Deemed Dividend Election, such gain recognized should be equal to the excess of the fair market value of the Common Shares deemed received over the U.S. Holder's adjusted tax basis in the Common Shares deemed to be surrendered in exchange therefor. Such gain should be capital gain, and should be long‐term capital gain if the holder held the Common Shares for longer than one year. U.S. Holders who are individuals are currently eligible for preferential rates of taxation with respect to their long‐term capital gains. A U.S. Holder making a Deemed Dividend Election must include in income as a dividend the "all earnings and profits amount" attributable to the Common Shares owned by such U.S. Holder. If a U.S. Holder makes the election, then the holder will not recognize any gain upon the deemed exchange of Common Shares pursuant to the U.S. Tax Reorganization. For a U.S. Holder to make the Deemed Dividend Election, the Company must provide the U.S. Holder with the "all earnings and profits amount" for such U.S. Holder, and the U.S. Holder must make the election and file certain notices with such holder's federal income tax return for the year in which the U.S. Tax Reorganization occurs. U.S. Holders should be aware that the Deemed Dividend Election will not be available to such U.S. Holders because the Company does not intend to maintain calculations of its earnings and profits in accordance with U.S. federal income tax principles or make available to U.S. Holders the information such U.S. Holders require to make a Deemed Dividend Election with respect to the U.S. Tax Reorganization.

A U.S. Holder that is not a 10% Shareholder and that owns Common Shares with a fair market value of less than $50,000 on the date of the U.S. Tax Reorganization should not be required to recognize any gain under Section 367 of the Code in connection with the U.S. Tax Reorganization, and generally should not be required to include any part of the Company's "all earnings and profits amount" in income.

Tax Considerations of the U.S. Tax Reorganization if the Company is Classified as a PFIC

If the Company were to constitute a "passive foreign investment company" within the meaning of Section 1297(a) of the Code (a "PFIC") at any time during a U.S. Holder's holding period of its Common Shares, then certain potentially adverse rules may affect the U.S. federal income tax considerations applicable to such U.S. Holder resulting from the U.S. Tax Reorganization.

The Company generally will be a PFIC if, for a tax year, (a) 75% or more of the gross income of the Company for such tax year is passive income (the "PFIC income test") or (b) 50% or more of the value of the assets of the Company either produce passive income or are held for the production of passive income, based on the quarterly average of the fair market value of such assets (the "PFIC asset test"). "Gross income" generally includes all sales revenues less the cost of goods sold, plus income from investments and from incidental or outside operations or sources, and "passive income" generally includes, for example, dividends, interest, certain rents and royalties, certain gains from the sale of stock and securities, and certain gains from commodities transactions.

For purposes of the PFIC income test and PFIC asset test, if the Company owns, directly or indirectly, 25% or more of the total value of the outstanding shares of another corporation, the Company will be treated as if it (a) held a proportionate share of the assets of such other corporation and (b) received directly a proportionate share of the income of such other corporation. In addition, for purposes of the PFIC income test and PFIC asset test described above, and assuming certain other requirements are met, "passive income" does not include certain interest, dividends, rents, or royalties that are received or accrued by the Company from certain "related persons" (as defined in Section 954(d)(3) of the Code), to the extent such items are properly allocable to the income of such related person that is not passive income.

The Company believes that it was not a PFIC for its most recently completed tax year. The Company's anticipated PFIC status for its current tax year is uncertain and may depend on, among other things, how quickly the Company may raise cash pursuant to various offerings, the manner in which, and how quickly, the Company utilizes its cash on hand and the cash proceeds received from such offerings, the business conducted by the Company going forward and the assets held by the Company in connection with such business, as well as on changes in the market value of the Common Shares. No opinion of legal counsel or ruling from the IRS concerning the Company's PFIC status has been obtained or is currently planned to be requested. PFIC classification is fundamentally factual in nature, generally cannot be determined until the close of the tax year in question and is determined annually. The determination of whether any corporation was, or will be, a PFIC for a tax year depends, in part, on the application of complex U.S. federal income tax rules, which are subject to differing interpretations. In addition, whether any corporation will be a PFIC for any tax year depends on the assets and income of such corporation over the course of each such tax year and, as a result, the Company's PFIC status for the current year cannot be predicted with certainty as of the date of this document. Accordingly, there can be no assurance that the IRS will not challenge any PFIC determination made by the Company. Each U.S. Holder should consult its own tax advisor regarding the Company's status as a PFIC.

Under proposed Treasury Regulations,  if the Company is classified as a PFIC for any tax year during which a U.S. Holder holds Common Shares, special rules may increase such U.S. Holder's U.S. federal income tax liability resulting from the U.S. Tax Reorganization, unless the U.S. Holder makes a timely QEF Election (as described below) or, in certain cases, a "purging" election with respect to the Common Shares together with a corresponding QEF Election. If such "purging" election is made, the U.S. Holder will be deemed to sell the Common Shares it holds at their fair market value on the last day of the last taxable year in which the Company qualified as a PFIC, and any gain recognized from such deemed sale would be taxed under the PFIC "excess distribution" regime described below. After the "purging" election, the U.S. Holder's Common Shares would not be treated as shares of a PFIC unless the Company subsequently became a PFIC. U.S. Holders should consult with their own tax advisors regarding the availability and desirability of making a "purging" election with respect to their Common Shares.

Under the default PFIC rules:

(a) the deemed surrender of Common Shares and the deemed receipt of post-Exchange Common Shares pursuant to the U.S. Tax Reorganization may be treated as a taxable transaction under the proposed Treasury Regulations even if it otherwise qualifies as occurring pursuant to a tax-deferred reorganization under Section 368(a)(1)(F) of the Code, as discussed above;

(b) any gain on the deemed surrender of Common Shares and the deemed receipt of post-Exchange Common Shares pursuant to the U.S. Tax Reorganization and any "excess distribution" (defined as the excess of distributions with respect to the Common Shares in any tax year over 125% of the average annual distributions such U.S. Holder has received from the Company during the shorter of the three preceding tax years, or such U.S. Holder's holding period for the Common Shares), will be allocated ratably over such U.S. Holder's holding period for the Common Shares;

(c) the amounts allocated to the current tax year and to any tax year prior to the first year in which the Company was a PFIC will be taxed as ordinary income in the current year;

(d) the amounts allocated to each of the other tax years in such U.S. Holder's holding period for the Common Shares ("prior PFIC years") will be subject to tax as ordinary income at the highest rate of tax in effect for the applicable class of taxpayer for that year;

(e) an interest charge for a deemed deferral benefit will be imposed with respect to the resulting tax attributable to each of the prior PFIC years, which interest charge is not deductible by non‐corporate U.S. Holders; and

(f) any loss realized would generally not be recognized.

A U.S. Holder that has made a timely and effective mark‐to‐market election under Section 1296 of the Code (a "Mark‐to‐Market Election") or a timely and effective election under Section 1295 of the Code to treat the Company as a "qualified electing fund" (a "QEF" and such an election a "QEF Election") may mitigate or avoid some or all of the PFIC consequences described above with respect to the U.S. Tax Reorganization. A QEF Election will be treated as timely for purposes of avoiding the default PFIC rules discussed above only if it is made for the first year in the U.S. Holder's holding period for the Common Shares in which the Company is a PFIC, or in certain cases, in conjunction with a "purging" election. U.S. Holders should be aware that there can be no assurances that the Company will satisfy the record keeping requirements that apply to a QEF, or that the Company will supply U.S. Holders with information that such U.S. Holders are required to report under the QEF rules, in the event the Company is a PFIC. Thus, U.S. Holders may not be able to make a QEF Election with respect to the Company. Each U.S. Holder should consult its own tax advisor regarding the availability of, and procedure for making, a QEF Election or Mark‐to‐Market Election.

The proposed Treasury Regulations discussed above were proposed in 1992 and have not been adopted in final form. The proposed Treasury Regulations state that they are to be effective for transactions occurring on or after April 11, 1992. Since the proposed Treasury Regulations have not yet been adopted in final form, they are not currently effective and there is no assurance they will be finally adopted in the form and with the effective date proposed. However, it is uncertain whether the IRS would consider the proposed Treasury Regulations to be effective for purposes of determining the U.S. federal income tax treatment of the U.S. Tax Reorganization. See the more detailed discussion of the proposed Treasury Regulations and the PFIC regime below under the section entitled "Proposal No. 4 - Approval of Amendment to the 2022 Plan - Certain U.S. Federal Income Tax Considerations - Certain U.S. Federal Income Tax Considerations of Holding and Disposing of the Common Shares Received Pursuant to Awards under the 2022 Plan - Passive Foreign Investment Company Rules".

Each U.S. Holder should also consult its own tax advisor regarding the potential application of the PFIC rules to the deemed receipt of post-Exchange Common Shares pursuant to the U.S. Tax Reorganization and the information reporting responsibilities under the proposed Treasury Regulations in connection with the U.S. Tax Reorganization.

Tax Considerations of the Ownership and Disposition of Common Shares Following the Exchange

Distributions on Common Shares

A U.S. Holder that receives a distribution, including a constructive distribution, with respect to a Common Share will be required to include the amount of such distribution in gross income as a dividend to the extent of the Company's current and accumulated "earnings and profits", as computed in accordance with U.S. federal income tax principles. To the extent that a distribution exceeds the Company's current and accumulated "earnings and profits", such distribution will be treated first as a tax-free return of capital to the extent of the U.S. Holder's adjusted tax basis in the Common Shares and thereafter as gain from the sale or exchange of such Common Shares (see "Sale or Other Taxable Disposition of Common Shares" below). Distributions on the Common Shares constituting dividend income paid to U.S. Holders that are U.S. corporations may qualify for the dividends received deduction, subject to various limitations. Subject to applicable limitations, dividends paid by the Company to non-corporate U.S. Holders, including individuals, generally will be eligible for the preferential tax rates applicable to long-term capital gains for dividends, provided certain holding period and other conditions are satisfied. The dividend rules are complex, and each U.S. Holder should consult its own tax advisors regarding the application of such rules.

Sale or Other Taxable Disposition of Common Shares

Upon the sale or other taxable disposition of Common Shares, a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference, if any, between (a) the U.S. dollar value of any cash received plus the fair market value of any property received and (b) such U.S. Holder's adjusted tax basis in such Common Shares sold or otherwise disposed of. Gain or loss recognized on such sale or other disposition generally will be long-term capital gain or loss if, at the time of the sale or other taxable disposition, the Common Shares have been held for longer than one year.

Preferential tax rates currently apply to long-term capital gain of a U.S. Holder that is an individual, estate, or trust. There are currently no preferential tax rates for long-term capital gain of a U.S. Holder that is a corporation. Deductions for capital losses are subject to significant limitations under the Code.

Foreign Tax Credit Limitations Applicable to Common Shares

Because it is anticipated that the Company will be subject to tax both as a U.S. domestic corporation and as a Canadian corporation, a U.S. Holder may pay, through withholding, Canadian tax, as well as U.S. federal income tax, with respect to dividends paid on its Common Shares. For U.S. federal income tax purposes, a U.S. Holder may elect for any taxable year to receive either a credit or a deduction for all non-U.S. income taxes paid by the U.S. Holder during the year. Complex limitations apply to the foreign tax credit, including a general limitation that the credit cannot exceed the proportionate share of a taxpayer's U.S. federal income tax that the taxpayer's foreign source taxable income bears to the taxpayer's worldwide taxable income. In applying this limitation, items of income and deduction must be classified, under complex rules, as either foreign source or U.S. source. The status of the Company as a U.S. domestic corporation for U.S. federal income tax purposes will cause dividends paid by the Company to be treated as U.S.-source rather than foreign-source income for this purpose. As a result, a foreign tax credit may be unavailable for any Canadian tax paid on dividends received from the Company. Similarly, to the extent a sale or disposition of the Common Shares by a U.S. Holder results in Canadian tax payable by the U.S. Holder (for example, because the Common Shares constitute taxable Canadian property within the meaning of the Tax Act), a U.S. foreign tax credit may be unavailable to the U.S. Holder for such Canadian tax. In addition, Treasury Regulations that apply to non-U.S. taxes paid or accrued (the "Foreign Tax Credit Regulations") impose additional requirements for Canadian withholding taxes to be eligible for a foreign tax credit, and there can be no assurance that those requirements will be satisfied. The U.S. Department of the Treasury has released guidance temporarily pausing the application of certain of the Foreign Tax Credit Regulations. In each case, however, the U.S. Holder should be able to take a deduction for the U.S. Holder's Canadian tax paid, provided that the U.S. Holder has not elected to credit other foreign taxes during the same taxable year. The foreign tax credit rules are complex, and each U.S. Holder should consult its own tax advisor regarding these rules.

Receipt of Foreign Currency

The amount of any distribution or proceeds paid in Canadian dollars to a U.S. Holder in connection with the ownership of Common Shares following the Exchange, or on the sale, exchange or other taxable disposition of Common Shares following the Exchange, will be included in the gross income of a U.S. Holder as translated into U.S. dollars calculated by reference to the exchange rate prevailing on the date of actual or constructive receipt of the distribution or proceeds, or, if applicable, the date of settlement if the Common Shares are traded on an established securities market, regardless of whether the Canadian dollars are converted into U.S. dollars at that time. If the Canadian dollars received are not converted into U.S. dollars on the date of receipt, a U.S. Holder will have a tax basis in the Canadian dollars equal to its U.S. dollar value on the date of receipt. Different rules apply to U.S. Holders who use the accrual method of tax accounting. Any U.S. Holder who receives payment in Canadian dollars and engages in a subsequent conversion or other disposition of the Canadian dollars may have a foreign currency exchange gain or loss that would be treated as ordinary income or loss, and generally will be U.S.-source income or loss for foreign tax credit purposes. Each U.S. Holder should consult its own U.S. tax advisor regarding the U.S. federal income tax considerations relating to receiving, owning, and disposing of Canadian dollars.

Information Reporting and Backup Withholding

Payments of dividends on, and proceeds arising from the sale or other taxable disposition of, Common Shares will generally be subject to information reporting and backup withholding tax, currently at a rate of 24%, if a U.S. Holder (a) fails to furnish such U.S. Holder's correct U.S. taxpayer identification number (generally on IRS Form W-9), (b) furnishes an incorrect U.S. taxpayer identification number, (c) is notified by the IRS that such U.S. Holder has previously failed to properly report items subject to backup withholding tax, or (d) fails to certify, under penalty of perjury, that such U.S. Holder has furnished its correct U.S. taxpayer identification number and that the IRS has not notified such U.S. Holder that it is subject to backup withholding tax. Backup withholding is not an additional tax. Any amounts withheld under the U.S. backup withholding tax rules generally will be allowed as a credit against a U.S. Holder's U.S. federal income tax liability, if any, or will be refunded, if such U.S. Holder furnishes required information to the IRS in a timely manner.

Tax Considerations Applicable to Non U.S. Holders of the Ownership and Disposition of Common Shares Following the Exchange

Distributions on Common Shares

Generally, distributions (including constructive distributions) treated as dividends as described above under "Tax Considerations Applicable to U.S. Holders of the Exchange and of the Ownership and Disposition of Common Shares Following the Exchange - Tax Considerations of the Ownership and Disposition of Common Shares Following the Exchange - Distributions on Common Shares" paid to a Non-U.S. Holder of the Company's Common Shares following the Exchange will be subject to U.S. federal withholding tax at a rate of 30% of the gross amount of the dividends (or such lower rate specified by an applicable income tax treaty, provided the Non-U.S. Holder furnishes a valid IRS Form W-8BEN or W-8BEN-E, or other applicable documentation, certifying qualification for the lower treaty rate). A Non-U.S. Holder that does not timely furnish the required documentation for a reduced treaty rate, but that qualifies for a reduced treaty rate, may obtain a refund of any excess amounts withheld by timely filing an appropriate claim for refund with the IRS. In the case of any constructive distribution, it is possible that this tax would be withheld from any amount owed to the Non-U.S. Holder, including, but not limited to, distributions of cash, Common Shares or sales proceeds subsequently paid or credited to that holder. If the Company is a USRPHC (as defined below) and the Common Shares are not "regularly traded," as defined by applicable Treasury Regulations, on an established securities market, distributions which constitute a return of capital will be subject to withholding tax unless an application for a withholding certificate is filed to reduce or eliminate such withholding.

Distributions that are treated as effectively connected with a trade or business conducted by a Non-U.S. Holder within the United States are generally not subject to the 30% withholding tax if the Non-U.S. Holder provides a properly executed IRS Form W-8ECI stating that the distributions are not subject to withholding because they are effectively connected with the Non-U.S. Holder's conduct of a trade or business in the United States. If a Non-U.S. Holder is engaged in a trade or business in the United States and the distribution is effectively connected with the conduct of that trade or business (or, if required by an applicable income tax treaty, is attributable to a permanent establishment or fixed base maintained by the Non-U.S. Holder in the United States), the distribution will generally be subject to U.S. federal income tax at the regular U.S. federal income tax rates applicable to U.S. persons (subject to any modification provided under an applicable income tax treaty). Any U.S. effectively connected income received by a Non-U.S. Holder that is treated as a corporation for U.S. federal income tax purposes may also, under certain circumstances, be subject to an additional "branch profits tax" at a 30% rate (or such lower rate as may be specified by an applicable income tax treaty). Non-U.S. Holders should consult their own tax advisors regarding their entitlement to benefits under any applicable income tax treaty.

Sale or Other Taxable Disposition of Common Shares

Subject to the discussions below under "Information Reporting and Backup Withholding" and "FATCA", a Non-U.S. Holder will not be subject to U.S. federal income tax on any gain realized upon the sale or other taxable disposition of the Common Shares following the Exchange unless:

  the gain is effectively connected with the Non-U.S. Holder's conduct of a trade or business in the United States (or, if required, by an applicable income tax treaty, is attributable to a permanent establishment or fixed base maintained by the Non-U.S. Holder in the United States);
  the Non-U.S. Holder is a non-resident alien individual present in the United States for 183 days or more during the taxable year of the disposition and certain other requirements are met; or
  the Common Shares constitute a U.S. real property interest ("USRPI") by reason of the Company's status as a U.S. real property holding corporation ("USRPHC") for U.S. federal income tax purposes.

A Non-U.S. Holder which has a gain that is described in the first bullet point immediately above will be subject to U.S. federal income tax on the gain derived from the sale or other disposition pursuant to regular U.S. federal income tax rates generally in the same manner as if such Non-U.S. Holder were a U.S. person. In addition, a corporate Non-U.S. Holder described in the first bullet point immediately above may be subject to the branch profits tax equal to 30% of its effectively connected earnings and profits (or at such lower rate as may be specified by an applicable income tax treaty), as adjusted for certain items.

Gain described in the second bullet point above will be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty), which may be offset by U.S.-source capital losses of the Non-U.S. Holder (even though the individual is not considered a resident of the United States), provided the Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses.

With respect to the third bullet point above, the Company does not anticipate becoming a USRPHC following the Exchange. Because the determination of whether the Company is a USRPHC depends, however, on the fair market value of Company's USRPIs relative to the fair market value of the Company's non-U.S. real property interests and other business assets, there can be no assurance the Company will not become a USRPHC in the future. Even if the Company were to become a USRPHC following the Exchange, gain arising from the sale or other taxable disposition by a Non-U.S. Holder of the Common Shares following the Exchange will not be subject to U.S. federal income tax if the Common Shares are "regularly traded," as defined by applicable Treasury Regulations, on an established securities market, and such Non-U.S. Holder owned, actually and constructively, 5% or less of the Common Shares throughout the shorter of the five-year period ending on the date of the sale or other taxable disposition or the Non-U.S. Holder's holding period. See the more detailed discussion of the Regularly Traded Exception (as defined below) and the FIRPTA (as defined below) regime below under the section entitled "Proposal No. 7 - Continuance to Texas - Certain U.S. Federal Income Tax Considerations - Effects of the Continuance on Non-U.S. Holders of Common Shares - FIRPTA".

Non-U.S. Holders should consult their own tax advisors regarding potentially applicable income tax treaties that may provide for different rules.

Information Reporting and Backup Withholding

Payments of dividends on the Common Shares following the Exchange will not be subject to backup withholding, provided the applicable withholding agent does not have actual knowledge or reason to know the holder is a U.S. person and the holder either certifies its non-U.S. status, such as by furnishing a valid IRS Form W-8BEN or W-8BEN-E, or otherwise establishes an exemption. However, information returns are required to be filed with the IRS in connection with any dividends on the Common Shares paid to the Non-U.S. Holder, regardless of whether any tax was actually withheld. In addition, proceeds of the sale or other taxable disposition of the Common Shares within the United States or conducted through certain U.S.-related brokers generally will not be subject to backup withholding or information reporting, if the applicable withholding agent receives the certification described above and does not have actual knowledge or reason to know that such holder is a United States person, or the holder otherwise establishes an exemption. Proceeds of a disposition of Common Shares conducted through a non-U.S. office of a non-U.S. broker generally will not be subject to backup withholding or information reporting.

Copies of information returns that are filed with the IRS may also be made available under the provisions of an applicable treaty or agreement to the tax authorities of the country in which the Non-U.S. Holder resides or is established.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a Non-U.S. Holder's U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

FATCA

Withholding taxes may be imposed under Sections 1471 to 1474 of the Code (such Sections commonly referred to as the Foreign Account Tax Compliance Act, or "FATCA") on certain types of payments made to non-U.S. financial institutions and certain other non-U.S. entities. Specifically, a 30% withholding tax may be imposed on dividends on, or gross proceeds from the sale or other disposition of, the Common Shares paid to a "foreign financial institution" or a "non-financial foreign entity" (each as defined in the Code), unless (1) the foreign financial institution undertakes certain diligence and reporting obligations, (2) the non-financial foreign entity either certifies it does not have any "substantial United States owners", as defined in the Code, or furnishes identifying information regarding each substantial United States owner, or (3) the foreign financial institution or non-financial foreign entity otherwise qualifies for an exemption from these rules. If the payee is a foreign financial institution and is subject to the diligence and reporting requirements in (1) above, it must enter into an agreement with the U.S. Department of the Treasury requiring, among other things, that it undertake to identify accounts held by certain "specified United States persons" or "United States-owned foreign entities" (each as defined in the Code), annually report certain information about such accounts, and withhold 30% on certain payments to non-compliant foreign financial institutions and certain other account holders. Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules.

Under the applicable Treasury Regulations and administrative guidance, withholding under FATCA generally applies to payments of dividends on the Common Shares. While withholding under FATCA would have also applied to payments of gross proceeds from the sale or other disposition of such stock, proposed Treasury Regulations eliminate FATCA withholding on payments of gross proceeds entirely. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued.

Non-U.S. Holders should consult their own tax advisors regarding the potential application of withholding under FATCA to their holding of Common Shares.

Potential Effects of Non-Approval of this Proposal

If the PIPE Offering Issuance Proposal is not approved by our shareholders, (i) we will be prohibited from issuing Common Shares in the Exchange and therefore unable to acquire the 142,232,948 Tokens owned by Texas Blocker and (ii) pursuant to the Exchange Agreement, we are required to cause an additional shareholder meeting to be held within ninety (90) days of the date of the Meeting (the "Extended Approval Period"). If the PIPE Offering Issuance Proposal is not approved by our shareholders within the Extended Approval Period, then we are required to convene additional shareholder meetings every ninety (90) days thereafter until shareholder approval is obtained. Our ability to successfully implement our business plans and ultimately generate value for our shareholders is dependent on our ability to acquire the Tokens.

Additional Information

The information set forth in this Proposal No. 3 is qualified in its entirety by reference to the full text of the Form of Securities Contribution Agreement, Form of Stockholders' Agreement and Share Exchange Agreement attached as Exhibit 10.1, Exhibit B to Exhibit 10.1 and Exhibit 10.2, respectively, to our Current Report on Form 8-K filed with the SEC on March 31, 2026. Shareholders are urged to carefully read these documents.

Interests of Directors and Executive Officers

Other than as specified above, none of the Company's directors or executive officers have any substantial interest, directly or indirectly, in this proposal except to the extent of their ownership of Common Shares.

PIPE Offering Issuance Proposal Resolution

At the Meeting, shareholders will be asked to consider and, if thought appropriate, pass, with or without variation, the following ordinary resolution to approve the PIPE Offering Issuance Proposal (the "PIPE Offering Issuance Resolution"):

"BE IT RESOLVED AS AN ORDINARY RESOLUTION THAT: the proposed PIPE Offering Issuance Resolution, as described in Proposal No. 3, hereby is, approved, confirmed and ratified in all respects."

Vote Required. For the PIPE Offering Issuance Resolution to be approved and confirmed, the PIPE Offering Issuance Resolution must be passed by the affirmative vote of a simple majority of the votes cast at the Meeting by the shareholders of the Company present at the Meeting in person or by proxy (subject to the tabulation of votes described in "What are the voting rights of ZeroStack shareholders?", "How many votes are needed for the proposals to pass?", "What is the effect of abstentions?" and "What are "broker non-votes" and what effect do they have on the proposals?" set forth above).

THE BOARD RECOMMENDS A VOTE "FOR" THE PIPE OFFERING ISSUANCE RESOLUTION AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS A SHAREHOLDER HAS SPECIFIED CONTRARY INSTRUCTIONS IN THE PROXY.

PROPOSAL NO. 4 - APPROVAL OF AMENDMENT TO THE 2022 PLAN

Background

On July 5, 2022, in connection with the 2022 Meeting, our shareholders approved our 2022 Plan with the purpose of advancing the interests of our shareholders by enhancing our ability to attract, retain and motivate individuals to perform at the highest level. In connection with the 2023 Meeting, our shareholders approved to increase the maximum number of Common Shares available for issuance under equity incentive awards granted pursuant to the 2022 Plan to 950,000 Common Shares. On August 14, 2024, in connection with the 2024 Meeting, our shareholders approved to increase the maximum number of Common Shares available for issuance under equity incentive awards granted pursuant to the 2022 Plan to 2,500,000 Common Shares. On June 30, 2025, in connection with the 2025 Meeting, our shareholders approved to increase the maximum number of Common Shares available for issuance under equity incentive awards granted pursuant to the 2022 Plan to 4,500,000 Common Shares.  On August 3, 2025, the Company effected a 1-for-39 share consolidation of the Common Shares issued and outstanding. On December 22, 2025, in connection with the Company's 2025 special meeting of shareholders, our shareholders approved to increase the maximum number of Common Shares available for issuance under equity incentive awards granted pursuant to the 2022 Plan to 1,506,892 Common Shares and to increase the maximum number of Incentive Stock Options issuable under the 2022 Plan to 847,843.

As of May 6, 2026, 196,343 Common Shares remain available for issuance under the 2022 Plan and 1,310,549 Common Shares were subject to outstanding Awards under the 2022 Plan, including 335 Common Shares subject to outstanding Incentive Stock Options to purchase Common Shares.

On May 5, 2026, the Board approved, and recommended that it be submitted to the Company's shareholders for their approval, to amend the 2022 Plan to (i) increase the number of Common Shares issuable under the 2022 Plan from 1,506,892 to 3,006,892, (ii) increase the number of Incentive Stock Options issuable the 2022 Plan from 847,843 to 1,695,686 and (iii) update all mentions of "Flora Growth Corp." to "ZeroStack Corp." The Board believes that the 2022 Plan Amendment is necessary to continue to enable the Company to attract and retain qualified directors, officers, employees and consultants for the Company and its subsidiaries.

Reasons for the Proposed 2022 Plan Amendment

As described above, we are seeking shareholder approval of an amendment to (i) increase the number of Common Shares issuable under the 2022 Plan from 1,506,892 to 3,006,892 and (ii) increase the number of Incentive Stock Options issuable the 2022 Plan from 847,843 to 1,695,686. In determining the amount of the increases contemplated by the 2022 Plan Amendment, the Compensation Committee and the Board considered, among other factors, the historical number of equity awards granted by the Company and potential future grants in the future. In addition, the Compensation Committee and the Board considered that due to general market volatility, the Company's share price has decreased as compared to its price at the time the 2022 Plan was adopted, and as a result, the 1,506,892 Common Shares and the 847,843 Incentive Stock Options issuable thereunder were utilized at rate quicker than management originally expected. The Compensation Committee and the Board also considered that if shareholders approve the PIPE Offering Proposal, 9,104,614 Common Shares will be issued in the Exchange.

If approved, 3,006,892 Common Shares issuable under the 2022 Plan would represent 27% of the fully diluted Common Shares outstanding as of May 6, 2026. If shareholders approval the PIPE Offering Proposal and 9,104,614 Common Shares are issued in the Exchange, 3,006,892 Common Shares issuable under the 2022 Plan would represent 15% of the fully diluted Common Shares outstanding as of May 6, 2026, as adjusted for the Exchange.

Since approval of the 2022 Plan the Company has been able to incentivize its workforce and attract qualified employees, directors, officers and consultants. Because of the number of Common Shares that remain available for issuance under the Company's 2022 Plan the Company's ability to use long-term equity-based compensation as a significant component of its overall compensation would be quite limited going forward if the shareholders do not approve the 2022 Plan Amendment.

The purpose of this increase is to continue to be able to attract, retain and motivate executive officers and other employees, non-employee directors and certain advisors and consultants. Upon shareholder approval of the 2022 Plan Amendment, additional Common Shares will be reserved for issuance under the 2022 Plan which will enable us to continue to grant equity awards, including Incentive Stock Options, to our officers, employees, consultants, advisors and nonemployee directors at levels determined by the Compensation Committee and the Board to be necessary to attract, retain and motivate the individuals who will be critical to our success in achieving our business objectives and thereby creating greater value for all our shareholders. Furthermore, we believe that equity compensation aligns the interests of our management and other employees with the interests of our other shareholders. Equity awards are a key component of our incentive compensation program. We believe that option grants, including Incentive Stock Options, and restricted stock grants have been critical in attracting and retaining talented employees and officers, aligning their interests with those of shareholders, and focusing key employees on our long-term growth. Approval of the 2022 Plan Amendment will permit us to continue to use share-based compensation to align shareholder and employee interests and to motivate employees and others providing services to us.

We Manage Our Equity Award Use Carefully

Our Compensation Committee carefully monitors our total dilution and equity expense to ensure that we maximize shareholder value by granting only the appropriate number of equity awards necessary to attract, retain and motivate employees and other service providers.

Based on historical usage and our internal growth plans, we expect that the proposed increase of Common Shares to be reserved for issuance under the 2022 Plan to 3,006,892 Common Shares would be sufficient for grants of Awards until approximately 2029, assuming we continue to grant Awards in a manner consistent with our historical usage and current practices and noting that future circumstances may require us to change our current equity grant practices. However, the Company has experienced and continues to exhibit rapid growth and such growth may accelerate the utilization of the awards under the 2022 Plan. If the adoption of the 2022 Plan Amendment is approved, the share reserve under the 2022 Plan could last for a longer or shorter period of time, depending on our future equity grant practices, which we cannot predict with any degree of certainty at this time.

In light of the factors described above, and the fact that the ability to continue to grant equity compensation is vital to our ability to continue to attract and retain employees in the competitive labor markets in which we compete, the Board has determined that the proposed adoption of the 2022 Plan Amendment is reasonable and appropriate at this time.

The amount, if any, of Awards to be awarded to employees, non-employee directors and consultants is determined by the Compensation Committee and is not presently determinable. Therefore, a new plan benefits table is not provided. Information regarding Awards to the Named Executive Officers in 2025 pursuant to the 2022 Plan and are provided in the section titled "Narrative to the Summary Compensation Table - Equity-Based Compensation - Equity Awards to Named Executive Officers during 2025 and 2024."

Summary of the 2022 Plan

A summary of the material provisions of the 2022 Plan is included in this Proxy Statement under the section "Executive Compensation-Narrative to the Summary Compensation Table - 2022 Plan." The summary therein does not purport to be a complete description of all the provisions of the 2022 Plan and is qualified in its entirety by reference to the complete text of the 2022 Plan which is set forth as Exhibit 4.1 to the Company's Form 8-K (File No. 001-40397) filed with the SEC on December 22, 2025.

Certain U.S. Federal Income Tax Consequences

The following is a general discussion of certain anticipated material U.S. federal income tax considerations applicable to U.S. Participants (as defined below) arising from participation in the 2022 Plan.

This summary is for general information purposes only and does not purport to be a complete analysis or listing of all potential U.S. federal income tax considerations that may apply to a U.S. Participant arising from participation in the 2022 Plan. In addition, certain Participants in the Plan who are not U.S. Participants may be subject to U.S. federal income tax, depending on specific facts and circumstances, and this summary does not address U.S. federal income tax considerations with respect to those individuals. Further, this summary does not take into account the individual facts and circumstances of any particular U.S. Participant that may affect the U.S. federal income tax considerations applicable to participation in the 2022 Plan. This summary does not address the U.S. federal alternative minimum tax, U.S. federal net investment income tax, U.S. federal estate and gift tax, U.S. state and local tax, or non-U.S. tax considerations applicable to U.S. Participants. Except as specifically set forth below, this summary does not discuss applicable income tax reporting requirements. Accordingly, this summary is not intended to be, and should not be construed as, legal or U.S. federal income tax advice with respect to any U.S. Participant. Each U.S. Participant should consult his or her own financial advisor, legal counsel, or accountant regarding the U.S. federal, U.S. state and local, and non-U.S. tax considerations of participation in the 2022 Plan.

No opinion from U.S. legal counsel or ruling from the IRS has been requested, or will be obtained, regarding the U.S. federal income tax considerations applicable to a U.S. Participant arising from participation in the 2022 Plan. This summary is not binding on the IRS, and the IRS is not precluded from taking a position that is different from, or contrary to, the positions taken in this summary. In addition, because the authorities on which this summary is based are subject to various interpretations, the IRS and the U.S. courts could disagree with one or more of the positions taken in this summary.

Each U.S. Participant should seek U.S. federal tax advice, based on such U.S. Participant's particular circumstances, from their own tax advisor.

Scope of This Disclosure

Authorities

This summary is based on the Code, the Treasury Regulations (whether final, temporary, or proposed) promulgated thereunder, published rulings of the IRS, published administrative positions of the IRS, the current provisions of the Canada-U.S. Tax Convention, and U.S. court decisions that are applicable and, in each case, as in effect and available, as of the date of Proxy Statement. Any of the authorities on which this summary is based could be changed in a material and adverse manner at any time, and any such change could be applied on a retroactive or prospective basis which could affect the U.S. federal income tax considerations described in this summary. This summary does not discuss the potential effects, whether adverse or beneficial, of any proposed legislation that, if enacted, could be applied on a retroactive or prospective basis.

U.S. Participants

For purposes of this summary provided under the section entitled "Proposal No. 4 - Approval of Amendment to the 2022 Plan", a "U.S. Participant" is an officer, director, employee, consultant or other person who provide services to the Company or any Related Entity who receives awards under the 2022 Plan, and who is either a citizen of the U.S. or a resident alien of the U.S. for purposes of the Code and the Canada-U.S. Tax Convention.

Non-U.S. Participants

For purposes of this summary provided under the section entitled "Proposal No. 4 - Approval of Amendment to the 2022 Plan", a "non-U.S. Participant" is an officer, director, employee, consultant or other person who provide services to the Company or any Related Entity who receives awards under the 2022 Plan but who is not a U.S. Participant.  This summary does not address the U.S. federal income tax considerations of participation in the 2022 Plan by a non-U.S. Participant.  Accordingly, a non-U.S. Participant should consult his or her own financial advisor, legal counsel, or accountant regarding the U.S. federal, U.S. state and local, and non-U.S. tax considerations (including the potential application of any tax treaties) applicable to participation in the 2022 Plan.

Certain Special Rules

The foreign earned income exclusion provisions and the foreign tax credit provisions of the Code may, under certain circumstances, reduce the U.S. federal income tax liability of a U.S. Participant with respect to participation in the Plan.  U.S. Participants should consult their own financial advisor, legal counsel, or accountant regarding the foreign earned income exclusion provisions and the foreign tax credit provisions of the Code.

Certain U.S. Federal Income Tax Considerations Applicable to Participation in the 2022 Plan

The following is a summary of certain anticipated material U.S. federal income tax considerations applicable to participation in the 2022 Plan. Failure to comply with Section 409A of the Code could lead to different and less favorable tax treatment. For the tax considerations applicable to ownership and disposition of the Common Shares received pursuant to any of the aforementioned awards, see the section below under the heading "Certain U.S. Federal Income Tax Considerations of Holding and Disposing of the Common Shares Received Pursuant to Awards under the 2022 Plan." The Plan is designed to permit the award of Incentive Stock Options qualified under Section 422 of the Code or non-qualified stock options for U.S. federal income tax purposes. The following discussion is subject in its entirety to the passive foreign investment company rules discussed below.

Nonqualified Stock Options

A U.S. Participant will not be deemed to have received taxable income upon the grant of a nonqualified stock option (provided the option exercise price is not less than the fair market value of the Common Shares on the date of grant). Upon the exercise of a nonqualified stock option, a U.S. Participant generally will be deemed to have received taxable ordinary income in an amount equal to the excess of the fair market value of the Common Shares received on the date of exercise over the option price.

Upon the exercise of a nonqualified stock option, the Company will ordinarily be entitled to a deduction for federal income tax purposes in an amount equal to the amount included in income by the U.S. Participant as a result of such exercise. This deduction will be available to the Company in the tax year in which the U.S. Participant recognizes the income.

The income arising from a U.S. Participant who is an employee exercising a nonqualified stock option will be treated as compensation income for any applicable income and payroll tax withholding purposes, and the Committee may allow the U.S. Participant to satisfy the tax withholding obligation by withholding a portion of the Common Shares that would otherwise be delivered upon exercise. The basis of Common Shares received upon the exercise of a nonqualified stock option will be the option exercise price paid plus the amount recognized by the U.S. Participant as taxable income attributable to such Common Shares as a result of the exercise. Gain or loss recognized by the U.S. Participant on a subsequent disposition of any such Common Shares will be capital gain or loss if such Common Shares constitute a capital asset in the hands of the U.S. Participant. A U.S. Participant's holding period will commence on the date of exercise.

Incentive Stock Options

U.S. Participants will not be deemed to recognize taxable income upon the grant or exercise of an incentive stock option. If a U.S. Participant makes no disqualifying disposition of the Common Shares received upon exercise within the one-year period beginning after the transfer of such Common Shares to the U.S. Participant nor within two years from the date of grant of the incentive stock option, and if the U.S. Participant at all times from the date of the grant of the incentive stock option to a date three months before the date of exercise has been our employee, any gain recognized on the disposition of the Common Shares acquired upon exercise will be long-term capital gain. The difference between the fair market value of the Common Shares at the time of exercise and the exercise price will, however, be an item of tax preference, and may subject a U.S. Participant to the alternative minimum tax. The Company will not be entitled to any deduction with respect to the grant or exercise of the incentive stock option or the transfer of Common Shares acquired upon exercise.

If the U.S. Participant makes a disqualifying disposition of the Common Shares before the expiration of the one- or two-year holding periods described above, the U.S. Participant will be deemed to have received taxable ordinary income at the time of such disposition to the extent that the fair market value of the Common Shares at the time of exercise, or, if less, the amount realized on such disposition, exceeds the exercise price. To the extent that the amount realized on such disposition exceeds the fair market value of the Common Shares at the time of exercise, such excess will be taxed as capital gain if the Common Shares are otherwise a capital asset in the hands of the U.S. Participant. To the extent the U.S. Participant recognizes ordinary income on a disqualifying disposition of the Common Shares, the Company may be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by the U.S. Participant.

SARs

A U.S. Participant will not be deemed to have received taxable income upon the grant or vesting of a SAR. Upon the exercise of a SAR, a U.S. Participant generally will be deemed to have received income, taxable for U.S. federal income tax purposes at ordinary income rates, equal to the fair market value at the time of exercise of any Common Shares received plus the amount of any cash received, and the Company will ordinarily be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the U.S. Participant as a result of such exercise.

The income arising from a U.S. Participant who is an employee exercising a SAR will be treated as compensation income for any applicable withholding tax purposes and the Committee may allow the U.S. Participant to satisfy the tax withholding obligation by withholding a portion of the Common Shares that would otherwise be delivered upon exercise. The basis of Common Shares received upon the exercise of a SAR will equal the fair market value of the Common Shares at the time of exercise. Gain or loss recognized by the U.S. Participant on a subsequent disposition of any such Common Shares will be capital gain or loss if such Common Shares constitute a capital asset in the hands of the U.S. Participant.

Restricted Stock

Recipients of grants of restricted stock generally will be required to include as taxable ordinary income the fair market value of the restricted stock at the time it is no longer subject to a substantial risk of forfeiture. In contrast, unrestricted stock grants are taxable at grant. An award holder who makes an election under Section 83(b) of the Code (an "83(b) election") within 30 days of the date of grant of the restricted stock will incur taxable ordinary income on the date of grant equal to the fair market value of such shares of restricted stock (determined without regard to forfeiture restrictions). With respect to the sale of Common Shares after the forfeiture restrictions have expired, the holding period to determine whether the award recipient has long-term or short-term capital gain (or loss) generally begins when the restrictions expire, and the tax basis for such Common Shares will generally be based on the fair market value of the Common Shares on that date. However, if the award holder made an 83(b) election as described above, the holding period commences on the date of such election, and the tax basis will be equal to the fair market value of the Common Shares on the date of the election (determined without regard to the forfeiture restrictions on the Common Shares). If the award permits dividends to accrue while the restricted stock is subject to a substantial risk of forfeiture, such dividends will be paid if and when the underlying shares vests and will also be taxed as ordinary income. The Company generally will be entitled to an income tax deduction equal to amounts the award holder includes in ordinary income at the time of such income inclusion.

Restricted Stock Units

Recipients of grants of restricted stock units (including performance share units) will not incur any U.S. federal income tax liability at the time the awards are granted. Award holders will recognize ordinary income equal to (i) the amount of cash received under the terms of the award or, as applicable, (ii) the fair market value of the Common Shares received (determined as of the date of receipt) under the terms of the award. The Company generally will be entitled to an income tax deduction equal to amounts the award holder includes in ordinary income at the time of such income inclusion.

Dividends and Dividend Equivalents

If a restricted stock award permits dividends to accrue while the restricted stock is subject to a substantial risk of forfeiture, such dividends will be paid if and when the underlying stock vests and will also be taxed as ordinary income, unless the U.S. Participant has elected under Section 83(b) of the Code to accelerate income recognition and the taxability of the award to the date of grant. If a restricted stock unit permits dividend equivalent amounts to accrue while the restricted stock unit is subject to a substantial risk of forfeiture, such dividend equivalent amounts will be paid if and when the underlying stock units are paid in cash or Common Shares and will also be taxed as ordinary income.

Other Share-Based Awards or Performance Awards.

The 2022 Plan also authorizes other share-based awards and performance awards, the terms of which are not specified in the 2022 Plan. The federal income tax considerations applicable to recipients and to the Company upon the grant and exercise or settlement of these awards will depend on the terms of such awards.

Special Rules for Executive Officers Subject to Section 16 of the Exchange Act.

Special rules may apply to individuals subject to Section 16 of the Exchange Act. In particular, unless a special election is made under Section 83(b) of the Code, Common Shares received through the exercise or settlement of an award may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized and the amount of our income tax deduction will be determined as of the end of that period.

Section 162(m)

In most cases, companies are entitled to a U.S. tax deduction in an amount equal to the ordinary income realized by a participant from an award. However, Section 162(m) of the Code limits the deductibility of compensation paid to "covered employees" as defined in Section 162(m) of the Code.  To the extent the Company takes a U.S. tax deduction for any awards under the 2022 Plan, Section 162(m) of the Code may result in all or a portion of the awards to "covered employees" failing to be deductible for U.S. federal tax purposes.

Section 409A of the Code

The foregoing discussion of tax considerations of awards under the 2022 Plan assumes that the award discussed is either not considered a "deferred compensation arrangement" subject to Section 409A of the Code, or has been structured to comply with its requirements.  If an award is considered a deferred compensation arrangement subject to Section 409A of the Code but fails to comply, in operation or form, with the requirements of Section 409A of the Code, the affected U.S. Participant would generally be required to include in income when the award vests the amount deemed "deferred," would be required to pay an additional 20% income tax, and would be required to pay interest on the tax that would have been paid but for the deferral. The Committee intends to administer and interpret the 2022 Plan and all award agreements in a manner designed to satisfy the requirements of Section 409A of the Code and to avoid any adverse tax results thereunder to a holder of an award.

Clawback or Recoupment

All awards under the 2022 Plan will be subject to forfeiture or other penalties pursuant to any clawback policy the Company may adopt or amend from time to time, as determined by the Committee.

Certain U.S. Federal Income Tax Considerations of Holding and Disposing of the Common Shares Received Pursuant to Awards under the 2022 Plan

The following discussion is subject, in its entirety, to the determination as to whether the PIPE Offering Issuance Proposal (Proposal No. 3) is passed and, if so, whether the Exchange is effected. Assuming the PIPE Offering Issuance Proposal (Proposal No. 3) is passed and the Exchange is effected, U.S. Participants should instead look to the section above entitled "Proposal No. 3 - Approval of Approval of the PIPE Offering Issuance Proposal - Certain U.S. Federal Income Tax Considerations - Tax Considerations Applicable to U.S. Holders of the Exchange and of the Ownership and Disposition of Common Shares Following the Exchange - Tax Considerations of the Ownership and Disposition of Common Shares Following the Exchange" for a summary as to the U.S. federal income tax considerations applicable to such U.S. Participants of holding and disposing of Common Shares received pursuant to Awards under the 2022 Plan. Further, assuming the PIPE Offering Issuance Proposal (Proposal No. 3) is passed and the Exchange is effected, if the Company is a PFIC for any tax year during a U.S. Participant's holding period for an award received under the 2022 Plan, U.S. Participants may, pursuant to proposed Treasury Regulations which have not yet been finalized or withdrawn, be subject to certain adverse tax consequences as a result of the Exchange, including, without limitation, a deemed disposition of an award received under the 2022 Plan. Each U.S. Participant should consult its own tax advisor regarding the potential application of the PFIC rules to an award received under the 2022 Plan, including, without limitation, tax considerations relating thereto in the event that the PIPE Offering Issuance Proposal (Proposal No. 3) is passed and the Exchange is effected while a U.S. Participant is holding such award.

In addition, the following discussion is subject, in its entirety, to the rules described below under the heading "Passive Foreign Investment Company Rules".

Distributions on Common Shares

A U.S. Participant that receives a distribution, including a constructive distribution, with respect to a Common Share will be required to include the amount of such distribution in gross income as a dividend (without reduction for any Canadian income tax withheld from such distribution) to the extent of the Company's current and accumulated "earnings and profits", as computed in accordance with U.S. federal income tax principles. To the extent that a distribution exceeds the Company's current and accumulated "earnings and profits", such distribution will be treated first as a tax-free return of capital to the extent of a U.S. Participant's adjusted tax basis in the Common Shares and thereafter as gain from the sale or exchange of such Common Shares. (See "Sale or Other Taxable Disposition of Common Shares" below). However, the Company does not intend to maintain calculations of its earnings and profits in accordance with U.S. federal income tax principles, and each U.S. Participant therefore should assume that any distribution by the Company with respect to the Common Shares will constitute ordinary dividend income. Dividends received on Common Shares by corporate U.S. Participants generally will not be eligible for the "dividends received deduction". Subject to applicable limitations and provided the Company is eligible for the benefits of the Canada-U.S. Tax Convention or the Common Shares are readily tradable on a United States securities market, dividends paid by the Company to non-corporate U.S. Participants, including individuals, in respect of Common Shares generally will be eligible for the preferential tax rates applicable to long-term capital gains for dividends, provided certain holding period and other conditions are satisfied, including that the Company not be classified as a PFIC in the tax year of distribution or in the preceding tax year. A dividend generally will be taxed to a U.S. Participant at ordinary income tax rates (rather than preferential rates for qualified dividend income to the extent otherwise applicable) if the Company is a PFIC for the tax year of such distribution or was a PFIC for the preceding tax year.  The dividend rules are complex, and each U.S. Participant should consult its own tax advisors regarding the application of such rules.

Sale or Other Taxable Disposition of Common Shares

Upon the sale or other taxable disposition of Common Shares, a U.S. Participant generally will recognize capital gain or loss in an amount equal to the difference, if any, between (i) the U.S. dollar value of cash received plus the fair market value of any property received, and (ii) such U.S. Participant's adjusted tax basis in such Common Shares sold or otherwise disposed of. Gain or loss recognized on such sale or other disposition generally will be long-term capital gain or loss if, at the time of the sale or other taxable disposition, the Common Shares have been held for longer than one year.

Preferential tax rates currently apply to long-term capital gain of a U.S. Participant that is an individual, estate or trust. There are currently no preferential tax rates for long-term capital gain of a U.S. Participant that is a corporation. Deductions for capital losses are subject to significant limitations under the Code.

Passive Foreign Investment Company Rules

If the Company were to constitute a PFIC within the meaning of Section 1297(a) of the Code for any year during a U.S. Participant's holding period, then certain potentially adverse rules would affect the U.S. federal income tax consequences to a U.S. Participant resulting from the acquisition, ownership and disposition of Common Shares. As discussed above under "Proposal No. 3 - Approval of Approval of the PIPE Offering Issuance Proposal - Certain U.S. Federal Income Tax Considerations - Tax Considerations Applicable to U.S. Holders of the Exchange and of the Ownership and Disposition of Common Shares Following the Exchange - Tax Considerations of the Exchange - Tax Considerations of the U.S. Tax Reorganization if the Company is Classified as a PFIC", the Company believes that it was not a PFIC for its most recently completed tax year. The Company's anticipated PFIC status for its current tax year and future tax years is uncertain and may depend on, among other things, how quickly the Company may raise cash, the manner in which, and how quickly, the Company utilizes its cash on hand and the cash proceeds raised in certain offerings, the business conducted by the Company going forward and the assets held by the Company in connection with such business, as well as on changes in the market value of Common Shares. No opinion of legal counsel or ruling from the IRS concerning its status as a PFIC has been obtained or is currently planned to be requested. The determination of whether any corporation was, or will be, a PFIC for a tax year depends, in part, on the application of complex U.S. federal income tax rules, which are subject to differing interpretations. In addition, whether any corporation will be a PFIC for any tax year depends on the assets and income of such corporation over the course of each such tax year and, as a result, the status of the Company or any of its non-U.S. subsidiaries for the current year cannot be predicted with certainty as of the date of this document. Accordingly, there can be no assurance that the IRS will not challenge any determination made by the Company or any of its non-U.S. subsidiaries concerning its PFIC status. Each U.S. Participant should consult its own tax advisors regarding the PFIC status of the Company and each of its non-U.S. subsidiaries.

In any year in which the Company is classified as a PFIC, a U.S. Participant will be required to file an annual report with the IRS containing such information as Treasury Regulations and/or other IRS guidance may require. In addition to penalties, a failure to satisfy such reporting requirements may result in an extension of the time period during which the IRS can assess a tax. U.S. Participants should consult their own tax advisors regarding the requirements of filing such information returns under these rules, including the requirement to file an IRS Form 8621 annually.

Under certain attribution rules, if the Company is a PFIC, U.S. Participants will generally be deemed to own their proportionate share of the Company's direct or indirect equity interest in any non-U.S. company that is also a PFIC (a "Subsidiary PFIC"), and will generally be subject to U.S. federal income tax on their proportionate share of (a) any "excess distributions," as described below, on the shares of a Subsidiary PFIC and (b) a disposition or deemed disposition of the shares of a Subsidiary PFIC by the Company or another Subsidiary PFIC, both as if such U.S. Participants directly held the shares of such Subsidiary PFIC. In addition, U.S. Participants may be subject to U.S. federal income tax on any indirect gain realized on the shares of a Subsidiary PFIC on the sale or disposition of Common Shares. Accordingly, U.S. Participants should be aware that they could be subject to tax under the PFIC rules even if no distributions are received and no redemptions or other dispositions of Common Shares are made.

Under proposed Treasury Regulations, if a U.S. Participant has an option, warrant or other right to acquire shares of a PFIC, such option, warrant or right is considered to be PFIC shares subject to the default rules of Section 1291 of the Code. Under the rules described below, the holding period for the Common Shares received upon the exercise of a stock option will begin on the date a U.S. Participant is issued such stock option. This will impact the availability of the QEF Election and Mark-to-Market Election  with respect to the Common Shares received upon exercise of such option.

Default PFIC Rules Under Section 1291 of the Code

If the Company is a PFIC for any tax year during which a U.S. Participant owns Common Shares, the U.S. federal income tax considerations applicable to such U.S. Participant of the ownership and disposition of Common Shares will depend on whether and when such U.S. Participant makes a QEF Election or Mark-to-Market Election. A U.S. Participant that does not make either a QEF Election or a Mark-to-Market Election will be referred to in this summary as a "Non-Electing U.S. Participant."

A Non-Electing U.S. Participant will be subject to the default rules of Section 1291 of the Code (described below) with respect to: (a) any gain recognized on the sale or other taxable disposition of its Common Shares; and (b) any "excess distribution" received on its Common Shares. A distribution generally will be an "excess distribution" to the extent that such distribution (together with all other distributions received in the current tax year) exceeds 125% of the average annual distributions such U.S. Participant received from the Company during the three preceding tax years (or during a U.S. Participant's holding period for the Common Shares, if shorter).

Under Section 1291 of the Code, if the Company were to constitute a PFIC during a Non-Electing U.S. Participant's holding period of Common Shares, any gain recognized on the sale or other taxable disposition of such Common Shares (including an indirect disposition of the stock of any Subsidiary PFIC), and any "excess distribution" received on such Common Shares (or a distribution by a Subsidiary PFIC to its shareholder that is deemed to be received by a U.S. Participant), must be ratably allocated to each day in the Non-Electing U.S. Participant's holding period for the respective Common Shares. The amount of any such gain or excess distribution allocated to the tax year of disposition or distribution of the excess distribution and to years before the applicable entity became a PFIC, if any, would be taxed as ordinary income (and not eligible for certain preferential tax rates). The amounts allocated to any other tax year would be subject to U.S. federal income tax at the highest tax rate applicable to ordinary income in each such year, and an interest charge would be imposed on the tax liability for each such year, calculated as if such tax liability had been due in each such year. A Non-Electing U.S. Participant that is not a corporation must treat any such interest paid as "personal interest," which is not deductible.

If the Company is classified as a PFIC for any tax year during which a Non-Electing U.S. Participant holds Common Shares, the Company will continue to be treated as a PFIC with respect to such Non-Electing U.S. Participant, regardless of whether the Company ceases to be a PFIC in one or more subsequent tax years. If the Company ceases to be a PFIC, a Non-Electing U.S. Participant may terminate this deemed PFIC status by electing to recognize gain (which will be taxed under the default rules of Section 1291 of the Code discussed above), but not loss, as if Common Shares were sold on the last day of the last tax year for which the Company was a PFIC.

QEF Election

A U.S. Participant that makes a timely and effective QEF Election with respect to the Company for the first tax year in which the holding period of its Common Shares begins generally will not be subject to the default rules of Section 1291 of the Code discussed above with respect to its Common Shares. A U.S. Participant that makes a timely and effective QEF Election with respect to the Company will be subject to U.S. federal income tax on such U.S. Participant's pro rata share of (a) the Company's net capital gain, which will be taxed as long-term capital gain to such U.S. Participant, and (b) the Company's ordinary earnings, which will be taxed as ordinary income to such U.S. Participant. Generally, "net capital gain" is the excess of (i) net long-term capital gain over (ii) net short-term capital loss, and "ordinary earnings" are the excess of (x) "earnings and profits" over (y) net capital gain. A U.S. Participant that makes a QEF Election with respect to the Company will be subject to U.S. federal income tax on such amounts for each tax year in which the Company is a PFIC, regardless of whether such amounts are actually distributed to such U.S. Participant by the Company. However, for any tax year in which the Company is a PFIC and has no net income or gain, U.S. Participants that have made a QEF Election with respect to the Company would not have any income inclusions as a result of the QEF Election. If a U.S. Participant that made a QEF Election has an income inclusion, such a U.S. Participant may, subject to certain limitations, elect to defer payment of current U.S. federal income tax on such amounts, subject to an interest charge. If such U.S. Participant is not a corporation, any such interest paid will be treated as "personal interest," which is not deductible.

A U.S. Participant that makes a timely and effective QEF Election with respect to the Company generally (a) may receive a tax-free distribution from the Company to the extent that such distribution represents the Company's "earnings and profits," as computed under U.S. federal income tax principles, that were previously included in income by the U.S. Participant because of such QEF Election and (b) will adjust such U.S. Participant's tax basis in the Common Shares to reflect the amount included in income or allowed as a tax-free distribution because of such QEF Election. In addition, a U.S. Participant that makes a QEF Election generally will recognize capital gain or loss on the sale or other taxable disposition of Common Shares.

The procedure for making a QEF Election, and the U.S. federal income tax consequences of making a QEF Election, will depend on whether such QEF Election is timely. A QEF Election will be treated as "timely" for purposes of avoiding the default PFIC rules discussed above if such QEF Election is made for the first year in the U.S. Participant's holding period for the Common Shares in which the Company is a PFIC. A U.S. Participant may make a timely QEF Election by filing the appropriate QEF Election documents at the time such U.S. Participant files a timely-filed U.S. federal income tax return for such year. If a U.S. Participant does not make a timely and effective QEF Election with respect to the Company for the first year in the U.S. Participant's holding period for the Common Shares, the U.S. Participant may still be able to make a timely and effective QEF Election with respect to the Company in a subsequent year if such U.S. Participant meets certain requirements and makes a "purging" election to recognize gain (which will be taxed under the default rules of Section 1291 of the Code discussed above) as if such Common Shares were sold for their fair market value on the day the QEF Election is effective. If a U.S. Participant makes a QEF Election, but does not make a "purging" election to recognize gain as discussed in the preceding sentence, then such U.S. Participant shall be subject to the QEF Election rules and shall continue to be subject to tax under the default rules of Section 1291 of the Code discussed above with respect to its Common Shares.

A QEF Election will apply to the tax year for which such QEF Election is timely made and to all subsequent tax years, unless such QEF Election is invalidated or terminated or the IRS consents to revocation of such QEF Election. If a U.S. Participant makes a QEF Election and, in a subsequent tax year, the Company ceases to be a PFIC, the QEF Election will remain in effect (although it will not be applicable) during those tax years in which the Company is not a PFIC. Accordingly, if the Company becomes a PFIC in another subsequent tax year, the QEF Election will be effective and the U.S. Participant will be subject to the QEF rules described above during any subsequent tax year in which the Company qualifies as a PFIC.

If a U.S. Participant owns PFIC shares indirectly through another PFIC, separate QEF Elections must be made for the PFIC in which the U.S. Participant is a direct shareholder and the Subsidiary PFIC for the QEF rules to apply to both PFICs.

As discussed above, under proposed Treasury Regulations, if a U.S. Participant has an option, warrant or other right to acquire shares of a PFIC, such option, warrant or right is considered to be PFIC shares subject to the default rules of Section 1291 of the Code. However, a U.S. Participant of an option, warrant or other right to acquire shares of a PFIC may not make a QEF Election that will be effective with respect to the option, warrant or other right to acquire PFIC shares. In addition, under proposed Treasury Regulations, if a U.S. Participant holds an option, warrant or other right to acquire shares of a PFIC, the holding period with respect to shares of the PFIC acquired upon exercise of such option, warrant or other right will include the period that the option, warrant or other right was held.

Consequently, under the proposed Treasury Regulations, if a U.S. Participant holding Common Shares received upon exercise of options makes a QEF Election, such election generally will not be treated as a timely QEF Election with respect to such Common Shares (unless such options are exercised in the same tax year in which they are received and a QEF Election is made for such tax year) and the default rules of Section 1291 of the Code discussed above will continue to apply with respect to such U.S. Participant's Common Shares. However, a U.S. Participant holding Common Shares received upon exercise of options should be eligible to make a timely QEF Election if such U.S. Participant makes a "purging" or "deemed sale" election to recognize gain (which will be taxed under the default rules of Section 1291 of the Code discussed above) as if such Common Shares were sold for fair market value. As a result of the "purging" or "deemed sale" election, the U.S. Participant will have a new tax basis and holding period in the Common Shares acquired upon the exercise of the options for purposes of the PFIC rules. In addition, gain recognized on the sale or other taxable disposition (other than by exercise) of the options by a U.S. Participant will be subject to the default rules of Section 1291 of the Code discussed above. Each U.S. Participant should consult its own tax advisor regarding the application of the PFIC rules to the Common Shares.

U.S. Participants should be aware that there can be no assurances that the Company will satisfy the record keeping requirements that apply to a QEF, or that the Company will supply U.S. Participants with information that such U.S. Participants are required to report under the QEF rules, in the event the Company is a PFIC. Thus, U.S. Participants may not be able to make a QEF Election with respect to their Common Shares. Each U.S. Participant should consult its own tax advisors regarding the availability of, and procedure for making, a QEF Election.

A U.S. Participant makes a QEF Election by attaching a properly completed IRS Form 8621, including a PFIC Annual Information Statement, to a timely-filed United States federal income tax return. However, if the Company does not provide the required information with regard to the Company or any of its Subsidiary PFICs, U.S. Participants will not be able to make a QEF Election for such entity and will continue to be subject to the default rules of Section 1291 of the Code discussed above that apply to Non-Electing U.S. Participants with respect to the taxation of gains and excess distributions.

Mark-to-Market Election

A U.S. Participant may make a Mark-to-Market Election with respect to its Common Shares only if such shares are marketable stock. The Common Shares generally will be "marketable stock" if the Common Shares are regularly traded on (a) a national securities exchange that is registered with the SEC, (b) the national market system established pursuant to section 11A of the Exchange Act, or (c) a non-U.S. securities exchange that is regulated or supervised by a governmental authority of the country in which the market is located, provided that (i) such non-U.S. exchange has trading volume, listing, financial disclosure, and surveillance requirements, and meets other requirements and the laws of the country in which such non-U.S. exchange is located, together with the rules of such foreign exchange, ensure that such requirements are actually enforced and (ii) the rules of such foreign exchange effectively promote active trading of listed shares. If such stock is traded on such a qualified exchange or other market, such stock generally will be "regularly traded" for any calendar year during which such stock is traded, other than in de minimis quantities, on at least 15 days during each calendar quarter. Each U.S. Participant should consult its own tax advisor regarding the marketable stock rules.

A U.S. Participant that makes a timely and effective Mark-to-Market Election with respect to its Common Shares generally will not be subject to the default rules of Section 1291 of the Code discussed above with respect to such Common Shares. However, if a U.S. Participant does not make a Mark-to-Market Election beginning in the first tax year of such U.S. Participant's holding period for the Common Shares for which the Company is a PFIC and such U.S. Participant has not made a timely QEF Election, the default rules of Section 1291 of the Code discussed above will apply to certain dispositions of, and distributions on, the Common Shares.

A U.S. Participant that makes a timely and effective Mark-to-Market Election will include in ordinary income, for each tax year in which the Company is a PFIC, an amount equal to the excess, if any, of (a) the fair market value of the Common Shares held by such U.S. Participant, as of the close of such tax year over (b) such U.S. Participant's adjusted tax basis in such Common Shares. A U.S. Participant that makes a Mark-to-Market Election will be allowed a deduction in an amount equal to the excess, if any, of (a) such U.S. Participant's adjusted tax basis in the Common Shares, over (b) the fair market value of such Common Shares (but only to the extent of the net amount of previously included income as a result of the Mark-to-Market Election for prior tax years).

A U.S. Participant that makes a timely and effective Mark-to-Market Election generally also will adjust such U.S. Participant's tax basis in the Common Shares to reflect the amount included in gross income or allowed as a deduction because of such Mark-to-Market Election. In addition, upon a sale or other taxable disposition of Common Shares, a U.S. Participant that makes a Mark-to-Market Election will recognize ordinary income or ordinary loss (not to exceed the excess, if any, of (a) the amount included in ordinary income because of such Mark-to-Market Election for prior tax years over (b) the amount allowed as a deduction because of such Mark-to-Market Election for prior tax years). Losses that exceed this limitation are subject to the rules generally applicable to losses provided in the Code and Treasury Regulations.

A U.S. Participant makes a Mark-to-Market Election by attaching a properly completed IRS Form 8621 to a timely filed United States federal income tax return. A timely Mark-to-Market Election applies to the tax year in which such Mark-to-Market Election is made and to each subsequent tax year, unless the Common Shares cease to be "marketable stock" or the IRS consents to revocation of such election. Each U.S. Participant should consult its own tax advisor regarding the availability of, and procedure for making, a Mark-to-Market Election.

Although a U.S. Participant may be eligible to make a Mark-to-Market Election with respect to the Common Shares, no such election may be made with respect to the stock of any Subsidiary PFIC that a U.S. Participant is treated as owning if such stock is not itself marketable stock. Hence, the Mark-to-Market Election would not be effective to avoid the application of the default rules of Section 1291 of the Code described above with respect to deemed dispositions of Subsidiary PFIC stock or excess distributions from a Subsidiary PFIC to its shareholder.

Other PFIC Rules

As discussed above, under Section 1291(f) of the Code, the IRS has issued proposed Treasury Regulations that, subject to certain exceptions, would cause a U.S. Participant that had not made a timely and effective QEF Election to recognize gain (but not loss) upon certain transfers of Common Shares that would otherwise be tax-deferred (e.g., gifts and exchanges pursuant to corporate reorganizations) in the event the Company is a PFIC during such U.S. Participant's holding period for the relevant Common Shares. However, the specific U.S. federal income tax considerations applicable to a U.S. Participant may vary based on the manner in which Common Shares are transferred.

If finalized in their current form, the proposed Treasury Regulations applicable to PFICs would be effective for transactions occurring on or after April 1, 1992. Because the proposed Treasury Regulations have not yet been adopted in final form, they are not currently effective, and there is no assurance that they will be adopted in the form and with the effective date proposed. Nevertheless, the IRS has announced that, in the absence of final Treasury Regulations, taxpayers may apply reasonable interpretations of the Code provisions applicable to PFICs and that it considers the rules set forth in the proposed Treasury Regulations to be reasonable interpretations of those Code provisions. The PFIC rules are complex, and the implementation of certain aspects of the PFIC rules requires the issuance of Treasury Regulations which in many instances have not yet been promulgated and which, when promulgated, may have retroactive effect. U.S. Participants should consult their own tax advisors about the potential applicability of the proposed Treasury Regulations.

Certain additional adverse rules may apply with respect to a U.S. Participant if the Company is a PFIC, regardless of whether such U.S. Participant makes a QEF Election. For example, under Section 1298(b)(6) of the Code, a U.S. Participant that uses Common Shares as security for a loan will, except as may be provided in Treasury Regulations, be treated as having made a taxable disposition of such Common Shares.

In addition, a U.S. Participant who acquires Common Shares from a decedent will not receive a "step up" in tax basis of such Common Shares to fair market value unless such decedent had a timely and effective QEF Election in place.

Special rules also apply to the amount of foreign tax credit that a U.S. Participant may claim on a distribution from a PFIC. Subject to such special rules and the foreign tax credit rules described below, foreign taxes paid with respect to any distribution in respect of shares in a PFIC are generally eligible for the foreign tax credit. The rules relating to distributions by a PFIC and their eligibility for the foreign tax credit are complicated, and a U.S. Participant should consult with its own tax advisors regarding the availability of the foreign tax credit with respect to distributions by a PFIC.

The PFIC rules are complex, and each U.S. Participant should consult its own tax advisor regarding the PFIC rules (including the availability and advisability of making a QEF Election or Mark-to-Market Election) and how the PFIC rules may affect the U.S. federal income tax considerations arising from the acquisition, ownership, and disposition of Common Shares.

Additional Considerations

Receipt of Foreign Currency

The amount of any distribution paid to a U.S. Participant in non-U.S. currency, or any payment received in non-U.S. currency on the sale, exchange or other taxable disposition of Common Shares, generally will be equal to the U.S. dollar value of such non-U.S. currency based on the exchange rate applicable on the date of receipt or, if applicable, the date of settlement if the Common Shares are traded on an established securities market (regardless of whether such foreign currency is converted into U.S. dollars at that time). If the non-U.S. currency received is converted into U.S. dollars on the date of receipt, a U.S. Participant will have a tax basis in the non-U.S. currency equal to its U.S. dollar value on the date of receipt. Any U.S. Participant who converts or otherwise disposes of the non-U.S. currency after the date of receipt may have a non-U.S. currency exchange gain or loss that would be treated as ordinary income or loss, and generally will be U.S. source income or loss for foreign tax credit purposes. Different rules apply to U.S. Participants who use the accrual method of tax accounting. Each U.S. Participant should consult its own U.S. tax advisor regarding the U.S. federal income tax considerations arising from the acquisition, ownership and disposition of non-U.S. currency.

Foreign Tax Credit

Dividends paid on the Common Shares will be treated as non-U.S-source income, and generally will be treated as "passive category income" or "general category income" for U.S. foreign tax credit purposes. Any gain or loss recognized on a sale or other disposition of Common Shares generally will be U.S.-source gain or loss. Certain U.S. Participants that are eligible for the benefits of Canada-U.S. Tax Convention may elect to treat such gain or loss as Canadian-source gain or loss for U.S. foreign tax credit purposes. The Code applies various complex limitations on the amount of foreign taxes that may be claimed as a credit by U.S. taxpayers. In addition, the Foreign Tax Credit Regulations impose additional requirements for Canadian withholding taxes to be eligible for a foreign tax credit, and there can be no assurance that those requirements will be satisfied. The U.S. Department of the Treasury has released guidance temporarily pausing the application of certain of the Foreign Tax Credit Regulations.

Subject to the PFIC rules and the Foreign Tax Credit Regulations, each as discussed above, a U.S. Participant that pays (whether directly or through withholding) Canadian income tax with respect to dividends paid on the Common Shares generally will be entitled, at the election of such U.S. Participant, to receive either a deduction or a credit for such Canadian income tax paid. Generally, a credit will reduce a U.S. Participant's U.S. federal income tax liability on a dollar-for-dollar basis, whereas a deduction will reduce a U.S. Participant's income that is subject to U.S. federal income tax. This election is made on a year-by-year basis and applies to all n ton-U.S. taxes paid or accrued (whether directly or through withholding) by a U.S. Participant during a year. The foreign tax credit rules are complex and involve the application of rules that depend on a U.S. Participant's particular circumstances. Accordingly, each U.S. Participant should consult its own U.S. tax advisor regarding the foreign tax credit rules.

Backup Withholding and Information Reporting

Under U.S. federal income tax laws and Treasury Regulations, certain categories of U.S. Participants must file information returns with respect to their investment in, or involvement in, a foreign corporation. For example, U.S. return disclosure obligations (and related penalties) are imposed on individuals who are U.S. Participants that hold certain specified foreign financial assets in excess of certain threshold amounts. The definition of specified foreign financial assets includes not only financial accounts maintained in foreign financial institutions, but also, unless held in accounts maintained by a financial institution, any shares or security issued by a non-U.S. person, any financial instrument or contract held for investment that has an issuer or counterparty other than a U.S. person and any interest in a non-U.S. entity. U.S. Participants may be subject to these reporting requirements unless their Common Shares are held in an account at certain financial institutions. Penalties for failure to file certain of these information returns are substantial. U.S. Participants should consult their own tax advisors regarding the requirements of filing information returns, including the requirement to file an IRS Form 8938.

Payments made within the United States or by a U.S. payor or U.S. middleman, of dividends on, and proceeds arising from the sale or other taxable disposition of Common Shares generally may be subject to information reporting and backup withholding tax (currently at the rate of 24%) if a U.S. Participant (a) fails to furnish such U.S. Participant's correct U.S. taxpayer identification number (generally on IRS Form W-9), (b) furnishes an incorrect U.S. taxpayer identification number, (c) is notified by the IRS that such U.S. Participant has previously failed to properly report items subject to backup withholding tax, or (d) fails to certify, under penalty of perjury, that such U.S. Participant has furnished its correct U.S. taxpayer identification number and that the IRS has not notified such U.S. Participant that it is subject to backup withholding tax. However, certain exempt persons, such as U.S. corporations, generally are excluded from these information reporting and backup withholding rules. Backup withholding is not an additional tax. Any amounts withheld under the U.S. backup withholding tax rules generally will be allowed as a credit against a U.S. Participant's U.S. federal income tax liability, if any, or will be refunded, if such U.S. Participant furnishes required information to the IRS in a timely manner.

The discussion of reporting requirements set forth above is not intended to constitute a complete description of all reporting requirements that may apply to a U.S. Participant. A failure to satisfy certain reporting requirements may result in an extension of the time period during which the IRS can assess a tax, and under certain circumstances, such an extension may apply to assessments of amounts unrelated to any unsatisfied reporting requirement. Each U.S. Participant should consult its own tax advisors regarding the information reporting and backup withholding rules.

Interests of Directors and Executive Officers

Except as described in Proposal No. 4 and the eligibility to receive awards under the 2022 Plan, none of the Company's directors or executive officers have any substantial interest, directly or indirectly, in this proposal except to the extent of their ownership of Common Shares.

2022 Plan Amendment Resolution

At the Meeting, shareholders will be asked to consider and, if thought appropriate, pass, with or without variation, the following ordinary resolution to approve the 2022 Plan Amendment (the "2022 Plan Amendment Resolution"):

"BE IT RESOLVED AS AN ORDINARY RESOLUTION THAT: the 2022 Plan Amendment, as described in Proposal No. 4 hereby are, approved, confirmed and ratified in all respects and accordingly,

(1) Section 4(a) of the 2022 Incentive Compensation Plan, as amended, is hereby amended to read in its entirety as follows:

(a) Limitation on Overall Number of Shares Available for Delivery Under Plan. Subject to adjustment as provided in Section 9(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be 3,006,892. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

(2) Section 4(c)(v) of the 2022 Incentive Compensation Plan, as amended, is hereby amended to read in its entirety as follows:

(v) Notwithstanding anything in this Section 4(c) to the contrary but subject to adjustment as provided in Section 9(c) hereof, the maximum aggregate number of Shares that may be delivered under the Plan as a result of the exercise of Incentive Stock Options shall be 1,695,686. In no event shall any Incentive Stock Options be granted under the Plan after the tenth anniversary of the date on which the Board adopts the Plan."

(3) All mentions of "Flora Growth Corp." are hereby updated to "ZeroStack Corp."

Vote Required. For the 2022 Plan Amendment to be approved and confirmed, the 2022 Plan Amendment Resolution must be passed by the affirmative vote of a simple majority of the votes cast at the Meeting by the shareholders of the Company present at the Meeting in person or by proxy (subject to the tabulation of votes described in "What are the voting rights of Flora shareholders?", "How many votes are needed for the proposals to pass?", "What is the effect of abstentions?" and "What are "broker non-votes" and what effect do they have on the proposals?" set forth above).

THE BOARD RECOMMENDS A VOTE "FOR" THE 2022 PLAN AMENDMENT RESOLUTION AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS A SHAREHOLDER HAS SPECIFIED CONTRARY INSTRUCTIONS IN THE PROXY.

PROPOSAL NO. 5 - APPROVAL OF STOCK OPTIONS PROPOSAL

Daniel Reis-Faria Stock Options

On May 5, 2026, the Board granted an award of 500,000 stock options with an exercise price of $5.10 per share (the "Option Exercise Price") and a term of 10 years from the date of issuance to Daniel Reis-Faria, Chief Executive Officer of the Company (the "Reis-Faria Stock Options"). The Reis-Faria Stock Options were issued outside of the 2022 Plan.

The Reis-Faria Stock Options are unexercisable and subject to forfeiture unless shareholders approve the Stock Options Proposal (the "Stock Option Approval Date"). The Reis-Faria Stock Options vest based on the volume weighted average price ("VWAP") of the Company's Common Shares as follows:

Percentage of Options Vested	At or above the following VWAP on any trading day
20%	$7.65
20%	$10.20
20%	$12.75
20%	$15.30
20%	$17.85

Dany Vaiman Stock Options

On May 5, 2026, the Board granted an award of 250,000 stock options with an exercise price equal to the Option Exercise Price and a term of 10 years from the date of issuance to Dany Vaiman, Chief Financial Officer of the Company (the "Vaiman Stock Options"). The Vaiman Stock Options were issued outside of the 2022 Plan.

The Vaiman Stock Options are unexercisable and subject to forfeiture unless shareholders approve the Stock Options Proposal. The Vaiman Stock Options vest based on VWAP of the Company's Common Shares as follows:

Percentage of Options Vested	At or above the following VWAP on any trading day
20%	$7.65
20%	$10.20
20%	$12.75
20%	$15.30
20%	$17.85

Michael Heinrich Stock Options

On May 5, 2026, the Board granted an award of 500,000 stock options with an exercise price equal to the Option Exercise Price and a term of 10 years from the date of issuance to Michael Heinrich, Executive Chairman of the Board (the "Heinrich Stock Options"). The Heinrich Stock Options were issued outside of the 2022 Plan.

The Heinrich Stock Options are unexercisable and subject to forfeiture unless shareholders approve the Stock Options Proposal. The Heinrich Stock Options vest based on VWAP of the Company's Common Shares as follows:

Percentage of Options Vested	At or above the following VWAP on any trading day
20%	$7.65
20%	$10.20
20%	$12.75
20%	$15.30
20%	$17.85

Reasons for the Proposed Stock Options

The Board's main goal in designing the Proposed Stock Options is to create significant value for ZeroStack shareholders. The Board's primary objectives for the Proposed Stock Options includes:

1) Incentivize Mr. Reis-Faria, Mr. Vaiman and Mr. Heinrich, and further align their interests with those of ZeroStack's other shareholders

The Board believes these stock options create a direct alignment between the executives' compensation and shareholder value creation. Under the vesting structure of these awards, Mr. Reis-Faria, Mr. Vaiman and Mr. Heinrich will only realize value if ZeroStack 's share price increases substantially, ensuring that all shareholders benefit first. This genuine pay-for-performance structure means the executives' interests are fully aligned with those of ZeroStack's shareholders, as they are compensated only when shareholders realize significant gains in the value of their investment.

2) Ensure the continuity of their leadership over the long-term

The Board believes that securing the continued services of Mr. Reis-Faria, Mr. Vaiman and Mr. Heinrich over the long-term is in the best interests of ZeroStack. The multi-tranche vesting structure of these awards requires sustained commitment and engagement from the Chief Executive Officer, Chief Financial Officer and Executive Chairman over an extended period. By tying meaningful equity compensation to long-term share price milestones, these awards incentivize these key executives to remain with ZeroStack and maintain their focus on driving shareholder value while leading all critical aspects of the Company's business.

3) Transform ZeroStack into a Company with a market capitalization in excess of $1 billion

Full vesting of the awards would require an approximately 800% increase to ZeroStack's share price since the respective grant dates-a transformational objective that would result in ZeroStack achieving a fully diluted market capitalization in excess of $1 billion. By structuring compensation to vest upon achieving the Company's growth objectives, the Board has created a framework that directly ties the Chief Executive Officer, Chief Financial Officer and Executive Chairman's compensation to the Company's goal of becoming a billion-dollar enterprise.

Potential Value that Could be Realized under the Proposed Stock Options

It is not possible to reliably estimate the value that could be realized under the Proposed Stock Options because the value depends on the price of Common Shares over the term of the Proposed Stock Options, which may be affected by a number of factors including the amount of dilution that the Company's experiences over the term of the Proposed Stock Options. The more dilution, the less value will be realized by the Chief Executive Officer, Chief Financial Officer and Executive Chairman. While ZeroStack has no way of predicting how much dilution there will be, some amount of future dilution is a certainty, whether due to additional issuances of equity as part of (i) regular compensation awards to ZeroStack employees, (ii) capital-raising activities, or (iii) mergers and acquisitions. Further, the value that could be realized under the Proposed Stock Options depends the market price of the Common Shares when the Proposed Stock Options are exercised and the number of Proposed Stock Options that are exercised. Thus, it is not possible to know the value that the Chief Executive Officer, Chief Financial Officer and Executive Chairman will realize from the Proposed Stock Options even if one were to assume that the options would fully vest.

Certain U.S. Federal Income Tax Consequences

The following is a general discussion of certain anticipated material U.S. federal income tax considerations applicable to U.S. Participants arising from the receipt, ownership and exercise of the Proposed Stock Options, as in effect on the date of this Proxy Statement.

This summary is for general information purposes only and does not purport to be a complete analysis or listing of all potential U.S. federal income tax considerations that may apply to a U.S. Participant arising from the receipt, ownership and exercise of the Proposed Stock Options. In addition, certain Participants in the Plan who are not U.S. Participants may be subject to U.S. federal income tax, depending on specific facts and circumstances, and this summary does not address U.S. federal income tax considerations with respect to those individuals. Further, this summary does not take into account the individual facts and circumstances of any particular U.S. Participant that may affect the U.S. federal income tax considerations applicable to any U.S. Participant arising from the receipt, ownership or exercise of Proposed Stock Options. This summary does not address the U.S. federal alternative minimum tax, U.S. federal net investment income tax, U.S. federal estate and gift tax, U.S. state and local tax, or non-U.S. tax considerations applicable to U.S. Participants arising from the receipt, ownership or exercise of Proposed Stock Options. Except as specifically set forth below, this summary does not discuss applicable income tax reporting requirements. Accordingly, this summary is not intended to be, and should not be construed as, legal or U.S. federal income tax advice with respect to any U.S. Participant. Each U.S. Participant should consult his or her own financial advisor, legal counsel, or accountant regarding the U.S. federal, U.S. state and local, and non-U.S. tax considerations applicable to a U.S. Participant arising from the receipt, ownership and exercise of the Proposed Stock Options.

No opinion from U.S. legal counsel or ruling from the IRS has been requested, or will be obtained, regarding the U.S. federal income tax considerations applicable to a U.S. Participant arising from the receipt, ownership or exercise of the Proposed Stock Options. This summary is not binding on the IRS, and the IRS is not precluded from taking a position that is different from, and contrary to, the positions taken in this summary. In addition, because the authorities on which this summary is based are subject to various interpretations, the IRS and the U.S. courts could disagree with one or more of the positions taken in this summary.

Each U.S. Participant should seek U.S. federal tax advice, based on such U.S. Participant's particular circumstances, from their own tax advisor.

Scope of This Disclosure

Authorities

This summary is based on the Code, Treasury Regulations (whether final, temporary or proposed) promulgated thereunder, published rulings of the IRS, published administrative positions of the IRS, the current provisions of the Canada-U.S. Tax Convention, and U.S. court decisions that are applicable and, in each case, as in effect and available, as of the date of this Proxy Statement.  Any of the authorities on which this summary is based could be changed in a material and adverse manner at any time, and any such change could be applied on a retroactive or prospective basis which could affect the U.S. federal income tax considerations described in this summary.  This summary does not discuss the potential effects, whether adverse or beneficial, of any proposed legislation that, if enacted, could be applied on a retroactive or prospective basis.

U.S. Participants

For purposes of this summary provided under the section entitled "Proposal No. 5 - Approval of Stock Options Proposal", a "U.S. Participant" is an officer, director, employee, consultant or other person who provide services to the Company or any Related Entity who receives the Proposed Stock Options, and who is either a citizen of the U.S. or a resident alien of the U.S. for purposes of the Code and the Canada-U.S. Tax Convention.

Non-U.S. Participants

For purposes of this summary provided under the section entitled "Proposal No. 5 - Approval of Stock Options Proposal", a "non-U.S. Participant" is an officer, director, employee, consultant or other person who provide services to the Company or any Related Entity who receives the Proposed Stock Options but who is not a U.S. Participant.  This summary does not address the U.S. federal income tax considerations arising from the receipt, ownership or exercise of Proposed Stock Options to a non-U.S. Participant.  Accordingly, a non-U.S. Participant should consult his or her own financial advisor, legal counsel, or accountant regarding the U.S. federal, U.S. state and local, and non-U.S. tax considerations (including the potential application of any tax treaties) arising from the receipt, ownership and exercise of the Proposed Stock Options.

Certain Special Rules

The foreign earned income exclusion provisions and the foreign tax credit provisions of the Code may, under certain circumstances, reduce the U.S. federal income tax liability of a U.S. Participant with respect to the receipt of Proposed Stock Options.  U.S. Participants should consult their own financial advisor, legal counsel, or accountant regarding the foreign earned income exclusion provisions and the foreign tax credit provisions of the Code.

Certain U.S. Federal Income Tax Considerations of the Proposed Stock Options

A U.S. Participant who receives a Proposed Stock Option is not expected to recognize any taxable income upon grant (provided that the Option Exercise price is not less than fair market value of the Common Shares at grant), nor will the U.S. Participant recognize any taxable income upon shareholder approval of the grant.  To the extent that the Proposed Stock Option qualifies as an incentive stock option under federal U.S. tax law, the U.S. Participant holder will not be deemed to recognize taxable income upon the grant or exercise of an incentive stock option. If the U.S. Participant holder makes no disqualifying disposition of the Common Shares received upon exercise within the one-year period beginning after the transfer of such Common Shares to the U.S. Participant nor within two years from the date of grant of the incentive stock option, and if the U.S. Participant at all times from the date of the grant of the incentive stock option to a date three months before the date of exercise has been our employee, any gain recognized on the disposition of the Common Shares acquired upon exercise will be long-term capital gain. The difference between the fair market value of the Common Shares at the time of exercise and the exercise price will, however, be an item of tax preference, and may subject the U.S. Participant to the alternative minimum tax. The Company will not be entitled to any deduction with respect to the grant or exercise of the incentive stock option or the transfer of Common Shares acquired upon exercise.

If the U.S. Participant makes a disqualifying disposition of the Common Shares before the expiration of the one- or two-year holding periods described above, the U.S. Participant will be deemed to have received taxable ordinary income at the time of such disposition to the extent that the fair market value of the Common Shares at the time of exercise, or, if less, the amount realized on such disposition, exceeds the exercise price. To the extent that the amount realized on such disposition exceeds the fair market value of the Common Shares at the time of exercise, such excess will be taxed as capital gain if the Common Shares are otherwise a capital asset in the hands of the U.S. Participant. To the extent the U.S. Participant recognizes ordinary income on a disqualifying disposition of the Common Shares, the Company may be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by the U.S. Participant.

To the extent that the Proposed Stock Option does not qualify as an incentive stock option (i.e., is a non-qualified stock option), if and when the U.S. Participant holding the option exercises any portion of thereof, such U.S. Participant will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares of the Company's Common Shares over the exercise price.  Any taxable income recognized in connection with the exercise of the Proposed Stock Option will be subject to applicable tax withholding by us. Any additional gain or loss recognized upon any later disposition of the Common Shares will be capital gain or loss.

Tax Effects for the Company

Section 162(m) of the Code limits the deductibility of compensation paid to "covered employees" as defined in Section 162(m) of the Code. No tax deduction is allowed for compensation paid to any covered employee to the extent that the total compensation for that covered employee exceeds $1,000,000 in any taxable year. Therefore, in any given year in which a U.S. Participant who is a covered employee exercises all or part of the Proposed Stock Option, any U.S. tax deduction by the Company will be limited to $1,000,000, regardless of the amount of compensation recognized from the exercise of the Proposed Stock Option.

U.S. Federal Income Tax Consequences of Holding and Disposing of the Common Shares Received Pursuant to the Exercise of the Proposed Stock Options

The following discussion is subject, in its entirety, to the determination as to whether the PIPE Offering Issuance Proposal (Proposal No. 3) is passed and, if so, whether the Exchange is effected. Assuming the PIPE Offering Issuance Proposal (Proposal No. 3) is passed and the Exchange is effected, U.S. Participants should instead look to the section above entitled "Proposal No. 3 - Approval of Approval of the PIPE Offering Issuance Proposal - Certain U.S. Federal Income Tax Considerations - Tax Considerations Applicable to U.S. Holders of the Exchange and of the Ownership and Disposition of Common Shares Following the Exchange - Tax Considerations of the Ownership and Disposition of Common Shares Following the Exchange" for a summary as to the U.S. federal income tax considerations applicable to such U.S. Participants of holding and disposing of Common Shares received pursuant to the exercise of the Proposed Stock Options. Further, assuming the PIPE Offering Issuance Proposal (Proposal No. 3) is passed and the Exchange is effected, if the Company is a PFIC for any tax year during a U.S. Participant's holding period for a Proposed Stock Option, U.S. Participants may, pursuant to proposed Treasury Regulations which have not yet been finalized or withdrawn, be subject to certain adverse tax consequences as a result of the Exchange, including, without limitation, a deemed disposition of a Proposed Stock Option. Each U.S. Participant should consult its own tax advisor regarding the potential application of the PFIC rules to the Proposed Stock Options, including, without limitation, tax considerations relating thereto in the event that the PIPE Offering Issuance Proposal (Proposal No. 3) is passed and the Exchange is effected while a U.S. Participant is holding such Proposed Stock Option.

In addition, the following discussion is subject, in its entirety, to the rules described below under the heading "Passive Foreign Investment Company Rules".

Distributions on Common Shares

A U.S. Participant that receives a distribution, including a constructive distribution, with respect to a Common Share will be required to include the amount of such distribution in gross income as a dividend (without reduction for any Canadian income tax withheld from such distribution) to the extent of the Company's current and accumulated "earnings and profits", as computed in accordance with U.S. federal income tax principles. To the extent that a distribution exceeds the Company's current and accumulated "earnings and profits", such distribution will be treated first as a tax-free return of capital to the extent of a U.S. Participant's adjusted tax basis in the Common Shares and thereafter as gain from the sale or exchange of such Common Shares. (See "Sale or Other Taxable Disposition of Common Shares" below). However, the Company does not intend to maintain calculations of its earnings and profits in accordance with U.S. federal income tax principles, and each U.S. Participant therefore should assume that any distribution by the Company with respect to the Common Shares will constitute ordinary dividend income. Dividends received on Common Shares by corporate U.S. Participants generally will not be eligible for the "dividends received deduction". Subject to applicable limitations and provided the Company is eligible for the benefits of the Canada-U.S. Tax Convention or the Common Shares are readily tradable on a United States securities market, dividends paid by the Company to non-corporate U.S. Participants, including individuals, in respect of Common Shares generally will be eligible for the preferential tax rates applicable to long-term capital gains for dividends, provided certain holding period and other conditions are satisfied, including that the Company not be classified as a PFIC in the tax year of distribution or in the preceding tax year. A dividend generally will be taxed to a U.S. Participant at ordinary income tax rates (rather than preferential rates for qualified dividend income to the extent otherwise applicable) if the Company is a PFIC for the tax year of such distribution or was a PFIC for the preceding tax year.  The dividend rules are complex, and each U.S. Participant should consult its own tax advisors regarding the application of such rules.

Sale or Other Taxable Disposition of Common Shares

Upon the sale or other taxable disposition of Common Shares, a U.S. Participant generally will recognize capital gain or loss in an amount equal to the difference, if any, between (i) the U.S. dollar value of cash received plus the fair market value of any property received, and (ii) such U.S. Participant's adjusted tax basis in such Common Shares sold or otherwise disposed of. Gain or loss recognized on such sale or other disposition generally will be long-term capital gain or loss if, at the time of the sale or other taxable disposition, the Common Shares have been held for longer than one year.

Preferential tax rates currently apply to long-term capital gain of a U.S. Participant that is an individual, estate or trust. There are currently no preferential tax rates for long-term capital gain of a U.S. Participant that is a corporation. Deductions for capital losses are subject to significant limitations under the Code.

Passive Foreign Investment Company Rules

If the Company were to constitute a PFIC within the meaning of Section 1297(a) of the Code for any year during a U.S. Participant's holding period, then certain potentially adverse rules would affect the U.S. federal income tax consequences to a U.S. Participant resulting from the acquisition, ownership and disposition of Common Shares. As discussed above under "Proposal No. 3 - Approval of Approval of the PIPE Offering Issuance Proposal - Certain U.S. Federal Income Tax Considerations - Tax Considerations Applicable to U.S. Holders of the Exchange and of the Ownership and Disposition of Common Shares Following the Exchange - Tax Considerations of the Exchange - Tax Considerations of the U.S. Tax Reorganization if the Company is Classified as a PFIC", the Company believes that it was not a PFIC for its most recently completed tax year. The Company's anticipated PFIC status for its current tax year and future tax years is uncertain and may depend on, among other things, how quickly the Company may raise cash, the manner in which, and how quickly, the Company utilizes its cash on hand and the cash proceeds raised in certain offerings, the business conducted by the Company going forward and the assets held by the Company in connection with such business, as well as on changes in the market value of Common Shares. No opinion of legal counsel or ruling from the IRS concerning its status as a PFIC has been obtained or is currently planned to be requested. The determination of whether any corporation was, or will be, a PFIC for a tax year depends, in part, on the application of complex U.S. federal income tax rules, which are subject to differing interpretations. In addition, whether any corporation will be a PFIC for any tax year depends on the assets and income of such corporation over the course of each such tax year and, as a result, the status of the Company or any of its non-U.S. subsidiaries for the current year cannot be predicted with certainty as of the date of this document. Accordingly, there can be no assurance that the IRS will not challenge any determination made by the Company or any of its non-U.S. subsidiaries concerning its PFIC status. Each U.S. Participant should consult its own tax advisors regarding the PFIC status of the Company and each of its non-U.S. subsidiaries.

In any year in which the Company is classified as a PFIC, a U.S. Participant will be required to file an annual report with the IRS containing such information as Treasury Regulations and/or other IRS guidance may require. In addition to penalties, a failure to satisfy such reporting requirements may result in an extension of the time period during which the IRS can assess a tax. U.S. Participants should consult their own tax advisors regarding the requirements of filing such information returns under these rules, including the requirement to file an IRS Form 8621 annually.

Under certain attribution rules, if the Company is a PFIC, U.S. Participants will generally be deemed to own their proportionate share of any Subsidiary PFIC, and will generally be subject to U.S. federal income tax on their proportionate share of (a) any "excess distributions," as described below, on the shares of a Subsidiary PFIC and (b) a disposition or deemed disposition of the shares of a Subsidiary PFIC by the Company or another Subsidiary PFIC, both as if such U.S. Participants directly held the shares of such Subsidiary PFIC. In addition, U.S. Participants may be subject to U.S. federal income tax on any indirect gain realized on the shares of a Subsidiary PFIC on the sale or disposition of Common Shares. Accordingly, U.S. Participants should be aware that they could be subject to tax under the PFIC rules even if no distributions are received and no redemptions or other dispositions of Common Shares are made.

Under proposed Treasury Regulations, if a U.S. Participant has an option, warrant or other right to acquire shares of a PFIC (such as the Proposed Stock Options), such option, warrant or right is considered to be PFIC shares subject to the default rules of Section 1291 of the Code. Under the rules described below, the holding period for the Common Shares received upon the exercise of a stock option will begin on the date a U.S. Participant is issued such stock option. This will impact the availability of the QEF Election and Mark-to-Market Election  with respect to the Common Shares received upon exercise of such option.

Default PFIC Rules Under Section 1291 of the Code

If the Company is a PFIC for any tax year during which a U.S. Participant owns Common Shares, the U.S. federal income tax considerations applicable to such U.S. Participant of the ownership and disposition of Common Shares will depend on whether and when such U.S. Participant makes a QEF Election or Mark-to-Market Election. A U.S. Participant that does not make either a QEF Election or a Mark-to-Market Election will be referred to in this summary as a "Non-Electing U.S. Participant."

A Non-Electing U.S. Participant will be subject to the default rules of Section 1291 of the Code (described below) with respect to: (a) any gain recognized on the sale or other taxable disposition of its Common Shares; and (b) any "excess distribution" received on its Common Shares. A distribution generally will be an "excess distribution" to the extent that such distribution (together with all other distributions received in the current tax year) exceeds 125% of the average annual distributions such U.S. Participant received from the Company during the three preceding tax years (or during a U.S. Participant's holding period for the Common Shares, if shorter).

Under Section 1291 of the Code, if the Company were to constitute a PFIC during a Non-Electing U.S. Participant's holding period of Common Shares, any gain recognized on the sale or other taxable disposition of such Common Shares (including an indirect disposition of the stock of any Subsidiary PFIC), and any "excess distribution" received on such Common Shares (or a distribution by a Subsidiary PFIC to its shareholder that is deemed to be received by a U.S. Participant), must be ratably allocated to each day in the Non-Electing U.S. Participant's holding period for the respective Common Shares. The amount of any such gain or excess distribution allocated to the tax year of disposition or distribution of the excess distribution and to years before the applicable entity became a PFIC, if any, would be taxed as ordinary income (and not eligible for certain preferential tax rates). The amounts allocated to any other tax year would be subject to U.S. federal income tax at the highest tax rate applicable to ordinary income in each such year, and an interest charge would be imposed on the tax liability for each such year, calculated as if such tax liability had been due in each such year. A Non-Electing U.S. Participant that is not a corporation must treat any such interest paid as "personal interest," which is not deductible.

If the Company is classified as a PFIC for any tax year during which a Non-Electing U.S. Participant holds Common Shares, the Company will continue to be treated as a PFIC with respect to such Non-Electing U.S. Participant, regardless of whether the Company ceases to be a PFIC in one or more subsequent tax years. If the Company ceases to be a PFIC, a Non-Electing U.S. Participant may terminate this deemed PFIC status by electing to recognize gain (which will be taxed under the default rules of Section 1291 of the Code discussed above), but not loss, as if Common Shares were sold on the last day of the last tax year for which the Company was a PFIC.

QEF Election

A U.S. Participant that makes a timely and effective QEF Election with respect to the Company for the first tax year in which the holding period of its Common Shares begins generally will not be subject to the default rules of Section 1291 of the Code discussed above with respect to its Common Shares. A U.S. Participant that makes a timely and effective QEF Election with respect to the Company will be subject to U.S. federal income tax on such U.S. Participant's pro rata share of (a) the Company's net capital gain, which will be taxed as long-term capital gain to such U.S. Participant, and (b) the Company's ordinary earnings, which will be taxed as ordinary income to such U.S. Participant. Generally, "net capital gain" is the excess of (i) net long-term capital gain over (ii) net short-term capital loss, and "ordinary earnings" are the excess of (x) "earnings and profits" over (y) net capital gain. A U.S. Participant that makes a QEF Election with respect to the Company will be subject to U.S. federal income tax on such amounts for each tax year in which the Company is a PFIC, regardless of whether such amounts are actually distributed to such U.S. Participant by the Company. However, for any tax year in which the Company is a PFIC and has no net income or gain, U.S. Participants that have made a QEF Election with respect to the Company would not have any income inclusions as a result of the QEF Election. If a U.S. Participant that made a QEF Election has an income inclusion, such a U.S. Participant may, subject to certain limitations, elect to defer payment of current U.S. federal income tax on such amounts, subject to an interest charge. If such U.S. Participant is not a corporation, any such interest paid will be treated as "personal interest," which is not deductible.

A U.S. Participant that makes a timely and effective QEF Election with respect to the Company generally (a) may receive a tax-free distribution from the Company to the extent that such distribution represents the Company's "earnings and profits," as computed under U.S. federal income tax principles, that were previously included in income by the U.S. Participant because of such QEF Election and (b) will adjust such U.S. Participant's tax basis in the Common Shares to reflect the amount included in income or allowed as a tax-free distribution because of such QEF Election. In addition, a U.S. Participant that makes a QEF Election generally will recognize capital gain or loss on the sale or other taxable disposition of Common Shares.

The procedure for making a QEF Election, and the U.S. federal income tax consequences of making a QEF Election, will depend on whether such QEF Election is timely. A QEF Election will be treated as "timely" for purposes of avoiding the default PFIC rules discussed above if such QEF Election is made for the first year in the U.S. Participant's holding period for the Common Shares in which the Company is a PFIC. A U.S. Participant may make a timely QEF Election by filing the appropriate QEF Election documents at the time such U.S. Participant files a timely-filed U.S. federal income tax return for such year. If a U.S. Participant does not make a timely and effective QEF Election with respect to the Company for the first year in the U.S. Participant's holding period for the Common Shares, the U.S. Participant may still be able to make a timely and effective QEF Election with respect to the Company in a subsequent year if such U.S. Participant meets certain requirements and makes a "purging" election to recognize gain (which will be taxed under the default rules of Section 1291 of the Code discussed above) as if such Common Shares were sold for their fair market value on the day the QEF Election is effective. If a U.S. Participant makes a QEF Election, but does not make a "purging" election to recognize gain as discussed in the preceding sentence, then such U.S. Participant shall be subject to the QEF Election rules and shall continue to be subject to tax under the default rules of Section 1291 of the Code discussed above with respect to its Common Shares.

A QEF Election will apply to the tax year for which such QEF Election is timely made and to all subsequent tax years, unless such QEF Election is invalidated or terminated or the IRS consents to revocation of such QEF Election. If a U.S. Participant makes a QEF Election and, in a subsequent tax year, the Company ceases to be a PFIC, the QEF Election will remain in effect (although it will not be applicable) during those tax years in which the Company is not a PFIC. Accordingly, if the Company becomes a PFIC in another subsequent tax year, the QEF Election will be effective and the U.S. Participant will be subject to the QEF rules described above during any subsequent tax year in which the Company qualifies as a PFIC.

If a U.S. Participant owns PFIC shares indirectly through another PFIC, separate QEF Elections must be made for the PFIC in which the U.S. Participant is a direct shareholder and the Subsidiary PFIC for the QEF rules to apply to both PFICs.

As discussed above, under proposed Treasury Regulations, if a U.S. Participant has an option, warrant or other right to acquire shares of a PFIC (such as the Proposed Stock Options), such option, warrant or right is considered to be PFIC shares subject to the default rules of Section 1291 of the Code. However, a U.S. Participant of an option, warrant or other right to acquire shares of a PFIC may not make a QEF Election that will be effective with respect to the option, warrant or other right to acquire PFIC shares. In addition, under proposed Treasury Regulations, if a U.S. Participant holds an option, warrant or other right to acquire shares of a PFIC, the holding period with respect to shares of the PFIC acquired upon exercise of such option, warrant or other right will include the period that the option, warrant or other right was held.

Consequently, under the proposed Treasury Regulations, if a U.S. Participant holding Common Shares received upon exercise of options makes a QEF Election, such election generally will not be treated as a timely QEF Election with respect to such Common Shares (unless such options are exercised in the same tax year in which they are received and a QEF Election is made for such tax year) and the default rules of Section 1291 of the Code discussed above will continue to apply with respect to such U.S. Participant's Common Shares. However, a U.S. Participant holding Common Shares received upon exercise of options should be eligible to make a timely QEF Election if such U.S. Participant makes a "purging" or "deemed sale" election to recognize gain (which will be taxed under the default rules of Section 1291 of the Code discussed above) as if such Common Shares were sold for fair market value. As a result of the "purging" or "deemed sale" election, the U.S. Participant will have a new tax basis and holding period in the Common Shares acquired upon the exercise of the options for purposes of the PFIC rules. In addition, gain recognized on the sale or other taxable disposition (other than by exercise) of the options by a U.S. Participant will be subject to the default rules of Section 1291 of the Code discussed above. Each U.S. Participant should consult its own tax advisor regarding the application of the PFIC rules to the Common Shares.

U.S. Participants should be aware that there can be no assurances that the Company will satisfy the record keeping requirements that apply to a QEF, or that the Company will supply U.S. Participants with information that such U.S. Participants are required to report under the QEF rules, in the event the Company is a PFIC. Thus, U.S. Participants may not be able to make a QEF Election with respect to their Common Shares. Each U.S. Participant should consult its own tax advisors regarding the availability of, and procedure for making, a QEF Election.

A U.S. Participant makes a QEF Election by attaching a properly completed IRS Form 8621, including a PFIC Annual Information Statement, to a timely-filed United States federal income tax return. However, if the Company does not provide the required information with regard to the Company or any of its Subsidiary PFICs, U.S. Participants will not be able to make a QEF Election for such entity and will continue to be subject to the default rules of Section 1291 of the Code discussed above that apply to Non-Electing U.S. Participants with respect to the taxation of gains and excess distributions.

Mark-to-Market Election

A U.S. Participant may make a Mark-to-Market Election with respect to its Common Shares only if such shares are marketable stock. The Common Shares generally will be "marketable stock" if the Common Shares are regularly traded on (a) a national securities exchange that is registered with the SEC, (b) the national market system established pursuant to section 11A of the Exchange Act, or (c) a non-U.S. securities exchange that is regulated or supervised by a governmental authority of the country in which the market is located, provided that (i) such non-U.S. exchange has trading volume, listing, financial disclosure, and surveillance requirements, and meets other requirements and the laws of the country in which such non-U.S. exchange is located, together with the rules of such foreign exchange, ensure that such requirements are actually enforced and (ii) the rules of such foreign exchange effectively promote active trading of listed shares. If such stock is traded on such a qualified exchange or other market, such stock generally will be "regularly traded" for any calendar year during which such stock is traded, other than in de minimis quantities, on at least 15 days during each calendar quarter. Each U.S. Participant should consult its own tax advisor regarding the marketable stock rules.

A U.S. Participant that makes a timely and effective Mark-to-Market Election with respect to its Common Shares generally will not be subject to the default rules of Section 1291 of the Code discussed above with respect to such Common Shares. However, if a U.S. Participant does not make a Mark-to-Market Election beginning in the first tax year of such U.S. Participant's holding period for the Common Shares for which the Company is a PFIC and such U.S. Participant has not made a timely QEF Election, the default rules of Section 1291 of the Code discussed above will apply to certain dispositions of, and distributions on, the Common Shares.

A U.S. Participant that makes a timely and effective Mark-to-Market Election will include in ordinary income, for each tax year in which the Company is a PFIC, an amount equal to the excess, if any, of (a) the fair market value of the Common Shares held by such U.S. Participant, as of the close of such tax year over (b) such U.S. Participant's adjusted tax basis in such Common Shares. A U.S. Participant that makes a Mark-to-Market Election will be allowed a deduction in an amount equal to the excess, if any, of (a) such U.S. Participant's adjusted tax basis in the Common Shares, over (b) the fair market value of such Common Shares (but only to the extent of the net amount of previously included income as a result of the Mark-to-Market Election for prior tax years).

A U.S. Participant that makes a timely and effective Mark-to-Market Election generally also will adjust such U.S. Participant's tax basis in the Common Shares to reflect the amount included in gross income or allowed as a deduction because of such Mark-to-Market Election. In addition, upon a sale or other taxable disposition of Common Shares, a U.S. Participant that makes a Mark-to-Market Election will recognize ordinary income or ordinary loss (not to exceed the excess, if any, of (a) the amount included in ordinary income because of such Mark-to-Market Election for prior tax years over (b) the amount allowed as a deduction because of such Mark-to-Market Election for prior tax years). Losses that exceed this limitation are subject to the rules generally applicable to losses provided in the Code and Treasury Regulations.

A U.S. Participant makes a Mark-to-Market Election by attaching a properly completed IRS Form 8621 to a timely filed United States federal income tax return. A timely Mark-to-Market Election applies to the tax year in which such Mark-to-Market Election is made and to each subsequent tax year, unless the Common Shares cease to be "marketable stock" or the IRS consents to revocation of such election. Each U.S. Participant should consult its own tax advisor regarding the availability of, and procedure for making, a Mark-to-Market Election.

Although a U.S. Participant may be eligible to make a Mark-to-Market Election with respect to the Common Shares, no such election may be made with respect to the stock of any Subsidiary PFIC that a U.S. Participant is treated as owning if such stock is not itself marketable stock. Hence, the Mark-to-Market Election would not be effective to avoid the application of the default rules of Section 1291 of the Code described above with respect to deemed dispositions of Subsidiary PFIC stock or excess distributions from a Subsidiary PFIC to its shareholder.

Other PFIC Rules

As discussed above, under Section 1291(f) of the Code, the IRS has issued proposed Treasury Regulations that, subject to certain exceptions, would cause a U.S. Participant that had not made a timely and effective QEF Election to recognize gain (but not loss) upon certain transfers of Common Shares that would otherwise be tax-deferred (e.g., gifts and exchanges pursuant to corporate reorganizations) in the event the Company is a PFIC during such U.S. Participant's holding period for the relevant Common Shares. However, the specific U.S. federal income tax considerations applicable to a U.S. Participant may vary based on the manner in which Common Shares are transferred.

If finalized in their current form, the proposed Treasury Regulations applicable to PFICs would be effective for transactions occurring on or after April 1, 1992. Because the proposed Treasury Regulations have not yet been adopted in final form, they are not currently effective, and there is no assurance that they will be adopted in the form and with the effective date proposed. Nevertheless, the IRS has announced that, in the absence of final Treasury Regulations, taxpayers may apply reasonable interpretations of the Code provisions applicable to PFICs and that it considers the rules set forth in the proposed Treasury Regulations to be reasonable interpretations of those Code provisions. The PFIC rules are complex, and the implementation of certain aspects of the PFIC rules requires the issuance of Treasury Regulations which in many instances have not yet been promulgated and which, when promulgated, may have retroactive effect. U.S. Participants should consult their own tax advisors about the potential applicability of the proposed Treasury Regulations.

Certain additional adverse rules may apply with respect to a U.S. Participant if the Company is a PFIC, regardless of whether such U.S. Participant makes a QEF Election. For example, under Section 1298(b)(6) of the Code, a U.S. Participant that uses Common Shares as security for a loan will, except as may be provided in Treasury Regulations, be treated as having made a taxable disposition of such Common Shares.

In addition, a U.S. Participant who acquires Common Shares from a decedent will not receive a "step up" in tax basis of such Common Shares to fair market value unless such decedent had a timely and effective QEF Election in place.

Special rules also apply to the amount of foreign tax credit that a U.S. Participant may claim on a distribution from a PFIC. Subject to such special rules and the foreign tax credit rules described below, foreign taxes paid with respect to any distribution in respect of shares in a PFIC are generally eligible for the foreign tax credit. The rules relating to distributions by a PFIC and their eligibility for the foreign tax credit are complicated, and a U.S. Participant should consult with its own tax advisors regarding the availability of the foreign tax credit with respect to distributions by a PFIC.

The PFIC rules are complex, and each U.S. Participant should consult its own tax advisor regarding the PFIC rules (including the availability and advisability of making a QEF Election or Mark-to-Market Election) and how the PFIC rules may affect the U.S. federal income tax considerations arising from the acquisition, ownership, and disposition of Common Shares.

Additional Considerations

Receipt of Foreign Currency

The amount of any distribution paid to a U.S. Participant in non-U.S. currency, or any payment received in non-U.S. currency on the sale, exchange or other taxable disposition of Common Shares, generally will be equal to the U.S. dollar value of such non-U.S. currency based on the exchange rate applicable on the date of receipt or, if applicable, the date of settlement if the Common Shares are traded on an established securities market (regardless of whether such foreign currency is converted into U.S. dollars at that time). If the non-U.S. currency received is converted into U.S. dollars on the date of receipt, a U.S. Participant will have a tax basis in the non-U.S. currency equal to its U.S. dollar value on the date of receipt. Any U.S. Participant who converts or otherwise disposes of the non-U.S. currency after the date of receipt may have a non-U.S. currency exchange gain or loss that would be treated as ordinary income or loss, and generally will be U.S. source income or loss for foreign tax credit purposes. Different rules apply to U.S. Participants who use the accrual method of tax accounting. Each U.S. Participant should consult its own U.S. tax advisor regarding the U.S. federal income tax considerations arising from the acquisition, ownership and disposition of non-U.S. currency.

Foreign Tax Credit

Dividends paid on the Common Shares will be treated as non-U.S-source income, and generally will be treated as "passive category income" or "general category income" for U.S. foreign tax credit purposes. Any gain or loss recognized on a sale or other disposition of Common Shares generally will be U.S.-source gain or loss. Certain U.S. Participants that are eligible for the benefits of Canada-U.S. Tax Convention may elect to treat such gain or loss as Canadian-source gain or loss for U.S. foreign tax credit purposes. The Code applies various complex limitations on the amount of foreign taxes that may be claimed as a credit by U.S. taxpayers. In addition, the Foreign Tax Credit Regulations impose additional requirements for Canadian withholding taxes to be eligible for a foreign tax credit, and there can be no assurance that those requirements will be satisfied. The U.S. Department of the Treasury has released guidance temporarily pausing the application of certain of the Foreign Tax Credit Regulations.

Subject to the PFIC rules and the Foreign Tax Credit Regulations, each as discussed above, a U.S. Participant that pays (whether directly or through withholding) Canadian income tax with respect to dividends paid on the Common Shares generally will be entitled, at the election of such U.S. Participant, to receive either a deduction or a credit for such Canadian income tax paid. Generally, a credit will reduce a U.S. Participant's U.S. federal income tax liability on a dollar-for-dollar basis, whereas a deduction will reduce a U.S. Participant's income that is subject to U.S. federal income tax. This election is made on a year-by-year basis and applies to all n ton-U.S. taxes paid or accrued (whether directly or through withholding) by a U.S. Participant during a year. The foreign tax credit rules are complex and involve the application of rules that depend on a U.S. Participant's particular circumstances. Accordingly, each U.S. Participant should consult its own U.S. tax advisor regarding the foreign tax credit rules.

Backup Withholding and Information Reporting

Under U.S. federal income tax laws and Treasury Regulations, certain categories of U.S. Participants must file information returns with respect to their investment in, or involvement in, a foreign corporation. For example, U.S. return disclosure obligations (and related penalties) are imposed on individuals who are U.S. Participants that hold certain specified foreign financial assets in excess of certain threshold amounts. The definition of specified foreign financial assets includes not only financial accounts maintained in foreign financial institutions, but also, unless held in accounts maintained by a financial institution, any shares or security issued by a non-U.S. person, any financial instrument or contract held for investment that has an issuer or counterparty other than a U.S. person and any interest in a non-U.S. entity. U.S. Participants may be subject to these reporting requirements unless their Common Shares are held in an account at certain financial institutions. Penalties for failure to file certain of these information returns are substantial. U.S. Participants should consult their own tax advisors regarding the requirements of filing information returns, including the requirement to file an IRS Form 8938.

Payments made within the United States or by a U.S. payor or U.S. middleman, of dividends on, and proceeds arising from the sale or other taxable disposition of Common Shares generally may be subject to information reporting and backup withholding tax (currently at the rate of 24%) if a U.S. Participant (a) fails to furnish such U.S. Participant's correct U.S. taxpayer identification number (generally on IRS Form W-9), (b) furnishes an incorrect U.S. taxpayer identification number, (c) is notified by the IRS that such U.S. Participant has previously failed to properly report items subject to backup withholding tax, or (d) fails to certify, under penalty of perjury, that such U.S. Participant has furnished its correct U.S. taxpayer identification number and that the IRS has not notified such U.S. Participant that it is subject to backup withholding tax. However, certain exempt persons, such as U.S. corporations, generally are excluded from these information reporting and backup withholding rules. Backup withholding is not an additional tax. Any amounts withheld under the U.S. backup withholding tax rules generally will be allowed as a credit against a U.S. Participant's U.S. federal income tax liability, if any, or will be refunded, if such U.S. Participant furnishes required information to the IRS in a timely manner.

The discussion of reporting requirements set forth above is not intended to constitute a complete description of all reporting requirements that may apply to a U.S. Participant. A failure to satisfy certain reporting requirements may result in an extension of the time period during which the IRS can assess a tax, and under certain circumstances, such an extension may apply to assessments of amounts unrelated to any unsatisfied reporting requirement. Each U.S. Participant should consult its own tax advisors regarding the information reporting and backup withholding rules.

Interests of Directors and Executive Officers

Other than as specified above, none of the Company's directors or executive officers have any substantial interest, directly or indirectly, in this proposal except to the extent of their ownership of Common Shares.

Stock Options Proposal Resolution

At the Meeting, shareholders will be asked to consider and, if thought appropriate, pass, with or without variation, the following ordinary resolution to approve the Proposed Stock Options (the "Stock Options Resolution"):

"BE IT RESOLVED AS AN ORDINARY RESOLUTION THAT: the Proposed Stock Options, as described in Proposal No. 4, hereby are, approved, confirmed and ratified in all respects."

Vote Required. For the Stock Options Resolution to be approved and confirmed, the Stock Options Resolution must be passed by the affirmative vote of a simple majority of the votes cast at the Meeting by the shareholders of the Company present at the Meeting in person or by proxy (subject to the tabulation of votes described in "What are the voting rights of ZeroStack shareholders?", "How many votes are needed for the proposals to pass?", "What is the effect of abstentions?" and "What are "broker non-votes" and what effect do they have on the proposals?" set forth above).

THE BOARD RECOMMENDS A VOTE "FOR" THE STOCK OPTIONS RESOLUTION AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS A SHAREHOLDER HAS SPECIFIED CONTRARY INSTRUCTIONS IN THE PROXY.

PROPOSAL NO. 6 - CONTINUANCE TO TEXAS

The Board believes it to be in the Company's best interests and in the best interests of its shareholders, to have discretion, following the closing of the Exchange, to change the jurisdiction of incorporation of the Company from the Province of Ontario to the State of Texas (the "Continuance") pursuant to a "conversion" under Section 10.102 of the Texas Business Organizations Code, as amended ("TBOC"), also referred to a "continuance" under Section 181 of the OBCA, as set forth in the form of plan of conversion attached as Appendix A to this Proxy Statement (the "Plan of Conversion"). Shareholders are being asked to consider and, if thought fit, to pass a special resolution (the "Continuance Resolution") authorizing the Board, in its sole discretion, following the closing of the Exchange, to determine whether to implement the Continuance, and if the Board so determines to proceed therewith, to implement the Continuance and file a Plan of Conversion and a related certificate of formation of ZeroStack, in the form attached as Appendix B to this Proxy Statement (the "Texas Charter") with the office of the Secretary of State of the State of Texas as the successor to the Company incorporated under the TBOC. Approval of this Proposal will constitute shareholder approval of the Plan of Conversion.

If the Continuance Resolution is approved by the shareholders, the Continuance would only be implemented after the closing of the Exchange upon a determination by the Board that it is in the best interest of the Company and the shareholders at that time. In connection with any determination to implement the Continuance, the Board will set the timing for such Continuance. Although it is the current intention of the Board to proceed with the Continuance, it has no obligation to do so and will have no liability associated with any decision as to whether or not to proceed with the Continuance.

If the Continuance Resolution is approved by the shareholders and the Board so determines to proceed with the Continuance, the Continuance will be effective on the date set forth in the Plan of Conversion and the Texas Charter, as filed with the office of the Secretary of State of the State of Texas. Thereafter, we will be subject to the Texas Charter. Additionally, our Board will adopt the bylaws in the form attached as Appendix C to this Proxy Statement (the "Texas Bylaws").

The Continuance will not interrupt our corporate existence or operations, or the trading market of the Common Shares. Each outstanding Common Share, pre-funded warrant, warrant, stock option, restricted stock award, stock option and SAR of the Company at the time of the Continuance will remain issued and outstanding after our corporate existence is continued from Ontario under the OBCA and domesticated in Texas under the TBOC.

Principal Terms of the Continuance

Through the adoption of the Plan of Conversion, upon the Continuance:

  The Company will continue in existence as a Texas corporation and will continue to operate our business under the current name, "ZeroStack Corp." (the "Texas Corporation")
  The affairs of the Company will cease to be governed by Ontario law and will instead be subject to Texas law. Attached as Appendix D to this Proxy Statement is a summary of the most significant differences in shareholder rights under the two jurisdictions. This summary is not intended to be complete and is qualified in its entirety by reference to the OBCA, the TBOC and the governing corporate instruments of the Company. Shareholders should consult their legal advisors regarding all of the implications of the transactions contemplated in the Continuance Resolution.
  The Company will cease to be governed by our existing articles of incorporation, as amended and existing Bylaws, and will instead be subject to the provisions of the Texas Charter and the Texas Bylaws. See “Certain Differences Between the Current Articles of Incorporation, as Amended, and Bylaws and the Proposed Texas Certificate of Formation and Bylaws” attached to this Proxy Statement as Appendix E.

  The Continuance will effect a change in our jurisdiction of incorporation and other changes of a legal nature, including changes in our organizational documents, which are described in this Proxy Statement. The business, assets and liabilities of the Company (other than as a result of the transaction costs related to the Continuance and the cost of corporate franchise taxes), as well as our fiscal year, will be the same upon the effectiveness of the Continuance as they are prior to the Continuance. Upon effectiveness of the Continuance, all of our obligations will continue as outstanding and enforceable obligations of the Company. The Company's employee benefit plans and agreements will be continued by the Company and remain in effect in accordance with their existing terms.

  Each outstanding Common Share will be automatically converted into one outstanding share of common stock, par value $0.0001 per share, of the Texas Corporation pursuant to the Plan of Conversion.

  Shareholders will not need exchange their common share certificates. Holders of outstanding Common Shares, pre-funded warrants, warrants, stock options, restricted stock awards, stock options, SARs, other equity-based awards and cash incentive awards will continue to hold the same securities, which will remain exercisable for an equivalent number of Common Shares, for the equivalent exercise price per share, without any action by the holder.
  The Common Shares will continue to be traded on Nasdaq under the symbol "ZSTK". We do not expect any interruption in trading as a result of the Continuance.

If our stockholders approve the Continuance, the Continuance would only be implemented upon a determination by the Board that it is in the best interest of the Company and the shareholders at that time. In connection with any determination to implement the Continuance, the Board will set the timing for such Continuance. Although it is the current intention of the Board to proceed with the Continuance, it has no obligation to do so and will have no liability associated with any decision as to whether or not to proceed with the Continuance. In connection with the Continuance, we intend to make filings with the Secretary of State of the State of Texas and the Director under the OBCA and do not anticipate making any other filings to effect the Continuance. The Plan of Conversion may be terminated and abandoned by action of the Board at any time, whether before or after the approval by our shareholders, if the Board determines for any reason that such abandonment would be in the best interests of the Company and all of its shareholders, as the case may be.

Effects of Change of Jurisdiction

The Continuance will not interrupt our corporate existence or operations. Each outstanding security of the Company at the time of the Continuance will remain issued and outstanding, after our corporate existence is continued from Ontario under the OBCA and domesticated in Texas under the TBOC.

Shareholders should consult their own tax advisors for advice with respect to the tax consequences to them of the Continuance in their particular circumstances, including the application and effect of the income and other tax laws of any country, province, state or local tax authority.

Reasons for the Continuance

The Board believes that there are several reasons the Continuance is in the best interests of the Company and its shareholders. The following reasons are not intended to be exhaustive and are not presented in any relative order of importance:

  The Company believes the Continuance will reduce operating expenses and transactional inefficiencies that currently result from being subject to Canadian corporate and tax laws despite having no operations in Canada.
  Following the Continuance, as a U.S. company, ZeroStack may be able to attract deeper pools of passive investment capital in the U.S. particularly if and when the Common Shares becomes eligible for inclusion in U.S. stock market indices, and other investment vehicles that only include securities of U.S.-domiciled companies.
  As a result of the Continuance, many of the complexities resulting from the Company becoming treated as a U.S. domestic corporation under Section 7874(b) of the Code pursuant to the U.S. Tax Reorganization, including, without limitation, the possibility of double taxation with respect to all or part of its taxable income, as further described above under the section entitled “Proposal No. 3 – Approval of Pipe Offering Issuance Proposal – Certain U.S. Federal Income Tax Considerations – Tax Considerations of the Exchange Applicable to the Company”, would cease to apply as the Companywould no longer be subject to tax in Canada.

  The Board considered Texas's statute-focused approach to corporate law as well as other merits of Texas law and determined that Texas's approach is likely to foster predictability. Among other things, the 2025 amendments to the TBOC provide greater certainty about the standard to which directors and officers are held in fiduciary duty actions, which decreases reliance on judicial interpretation and promotes stability and certainty for corporate decision-making. Texas recently codified the business judgment rule, allowing the Board to exercise its business judgment in the absence of fraud, intentional misconduct, an ultra vires act or a knowing violation of law. Codification of the business judgment rule provides a clearer and more consistent legal framework for reviewing corporate decisions than relying on case law, which will enable the Board to make strategic decisions under a knowable standard that still protects shareholders from intentional misconduct, fraud and other improper acts. Additionally, Texas recently established the Texas Business Court to preside over certain corporate and commercial claims, akin to Delaware's well-known Court of Chancery. The recent TBOC amendments validate the selection of Texas courts, including the Texas Business Court, as the exclusive forum for internal entity claims.

  The State of Texas has a lower corporate tax than the Province of Ontario.

Regulatory Approvals; Canadian and U.S. Securities Laws and Stock Exchange Implications

Following the completion of the Continuance, our Common Shares will continue to be listed on Nasdaq under the symbol "ZSTK". The Company will continue to be subject to the rules and regulations of Nasdaq and the obligations imposed by each securities regulatory authority in the United States. The Company will continue to file periodic reports with the SEC.

Executive Officers and Directors

If Proposal No. 7 is approved and we adopt a staggered board, the Board will consist of the individuals elected in accordance with Proposal No. 1 - Election of Directors after the Continuance and for the terms set forth in Proposal No. 1 under the heading "Classification of Directors".

Immediately following the Continuance, our officers will also be unchanged. Our Executive Officers are:

 •   Daniel Reis-Faria, Chief Executive Officer

 •   Michael Heinrich, Executive Chairman

 •   Dany Vaiman, Chief Financial Officer

Treatment of the Outstanding Securities

Shareholders will not need exchange their common share certificates. Holders of outstanding Common Shares, pre-funded warrants, warrants, stock options, restricted stock awards, SARs, other equity-based awards and cash incentive awards will continue to hold the same securities, which will remain exercisable for an equivalent number of Common Shares, for the equivalent exercise price per share, without any action by the holder.

No Change in Business, Locations, Fiscal Year or Employee Plans

The Continuance will effect a change in our jurisdiction of incorporation and other changes of a legal nature, including changes in our organizational documents, which are described in this Proxy Statement. The business, assets and liabilities of the Company (other than as a result of the transaction costs related to the Continuance and the cost of corporate franchise taxes), as well as our fiscal year, will be the same upon the effectiveness of the Continuance as they are prior to the Continuance. Upon effectiveness of the Continuance, all of our obligations will continue as outstanding and enforceable obligations of the Company. The Company's employee benefit plans and agreements will be continued by the Company and remain in effect in accordance with their existing terms.

Dissent Rights of Shareholders

Registered Shareholders (as defined below) have the right to dissent in respect of the Continuance Resolution pursuant to Section 185 of the OBCA. This summary is expressly subject to Section 185 of the OBCA, the text of which is reproduced in its entirety in Appendix F hereto. The Company is not required to notify, and will not notify, shareholders of the time periods within which action must be taken in order for a shareholder to perfect its dissent rights. It is recommended that any shareholder wishing to avail itself of its dissent rights seek legal advice, as failure to comply strictly with the provisions of Section 185 of the OBCA may prejudice any such rights. A "Registered Shareholder" is a shareholder whose shares are registered in his or her name on the Company's shareholder register. If a shareholder holds his or her Common Shares through an investment dealer, broker or market intermediary, such shareholder will not be a Registered Shareholder as such Common Shares will be registered in the name of such investment dealer, broker or market intermediary. Any shareholder who wishes to invoke his or her dissent rights should register his or her shares in his or her name or arrange for the Registered Shareholder to dissent. Any shareholder who wishes to invoke his or her dissent rights is urged to consult with his or her legal or investment advisor to determine whether they are Registered Shareholders and to be advised of the strict provisions of Section 185 of the OBCA. Any shareholder who wishes to register his or her shares in his or her own name is urged to consult with his or her legal or investment advisor or the registrar and transfer agent of the Company at the following address:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY
10004-1561

In the event that the Continuance Resolution is adopted and becomes effective upon filing of the relevant continuance documentation in Texas and Ontario, any holder who dissents in respect of the Continuance Resolution in compliance with Section 185 of the OBCA (a "Dissenting Shareholder") will be entitled to be paid by the Company a sum representing the fair value of his or her Common Shares. No right of dissent or appraisal is available to a shareholder with respect to any other matter to be considered at the Meeting other than the Continuance.

A Dissenting Shareholder must send to the Company, at or before the Meeting, a written objection to the Continuance Resolution (a "dissent notice"). The execution or exercise of a proxy vote against the resolution does not constitute a written objection for the purposes of subsection 185(6) of the OBCA. The OBCA does not provide for partial dissent and, accordingly, a shareholder may only dissent with respect to all of the Common Shares held by him or on behalf of any one beneficial owner whose shares are registered in his or her name. An application by the Company, or by a shareholder if he has sent a dissent notice as described above, may be made to the Ontario Superior Court of Justice (the "Ontario Court") by originating notice, after the adoption of the Continuance Resolution to fix the fair value of the shares held by the Dissenting Shareholder. The fair value is to be determined as of the close of business on the last business day before the date on which the Continuance Resolution was adopted. If an application is made to the Ontario Court, the Company shall, unless the Ontario Court otherwise orders, send to each Dissenting Shareholder, at least 10 days before the date on which the application is returnable if the Company is the applicant or within 10 days after the Company is served with a copy of the originating notice if the Dissenting Shareholder is the applicant, a written offer to pay an amount considered by the Board to be the fair value of the Common Shares. Every such offer is to be made on the same terms and is to contain or be accompanied by a statement showing how the fair value was determined. A Dissenting Shareholder is not required to vote against the Continuance Resolution in order to dissent; however, if a Dissenting Shareholder votes in favor of the Continuance Resolution, they will no longer be considered a Dissenting Shareholder.

Upon the occurrence of the earliest of: (a) the effective date of the matter which is the subject of the Continuance Resolution, (b) the making of an agreement between the Company and the Dissenting Shareholder as to the payment to be made by the Company for the dissenting Common Shares, or (c) a pronouncement of the Ontario Court fixing the fair value of the Common Shares, a Dissenting Shareholder ceases to have any rights as a shareholder of the Company other than the right to be paid the fair value of his or her shares in the amount agreed to between the Company and the Dissenting Shareholder or in the amount fixed by the Ontario Court, as the case may be. Until one of these events occurs, the Dissenting Shareholder may withdraw his or her dissent notice or the Company may rescind the Continuance Resolution and, in either event, the dissent and appraisal proceedings in respect of such Dissenting Shareholder will be discontinued.

Dissenting Shareholders will not have any right other than those granted under the OBCA to have their Common Shares appraised or to receive the fair value thereof, other than in connection with the Continuance.

THIS IS ONLY A SUMMARY OF THE DISSENTING SHAREHOLDER PROVISIONS OF THE OBCA. THEY ARE TECHNICAL AND COMPLEX. IT IS SUGGESTED THAT IF YOU WANT TO AVAIL YOURSELF OF YOUR RIGHTS THAT YOU SEEK YOUR OWN LEGAL ADVICE. FAILURE TO COMPLY STRICTLY WITH THE PROVISIONS OF THE OBCA MAY PREJUDICE YOUR RIGHT OF DISSENT. SECTION 185 OF THE OBCA IS ATTACHED HEREIN AS EXHIBIT E AND IS INCORPORATED HEREIN BY REFERENCE.

Accounting Treatment of the Continuance

As a result of the Continuance, pursuant to Section 10.102 of the TBOC, the Company will continue its existence under the TBOC as a corporation incorporated in the State of Texas. The Company's business, assets and liabilities and its subsidiaries, on a consolidated basis, as well as its principal location and fiscal year, will be the same immediately after the Continuance as they were immediately prior to the Continuance. Accordingly, the Company does not believe there will be any accounting effects as a result of the Continuance.

Implementation

The implementation of the Continuance is subject to the Company obtaining the necessary regulatory consents, including the effectiveness of a registration statement on Form S-4 to be filed with the SEC. The Continuance Resolution provides that the Board is authorized, in its sole discretion, to determine not to proceed with the proposed Continuance, without further approval of the shareholders. The Board's determination in this regard may specifically include considering whether shareholders exercise dissent rights, and, if so, the number of shareholders that exercise such dissent rights, and the corresponding costs to the Company of effecting the Continuance with respect to the exercise of such dissent rights. If the Continuance Resolution is presented to the Meeting and approved, the Board may determine after the Meeting not to proceed with completion of the proposed Continuance for any reason.

U.S. Federal Income Tax Considerations

The following is a general discussion of certain material U.S. federal income tax considerations to a U.S. Holder or Non-U.S. Holder (each as defined below) of Common Shares arising from the Continuance and the ownership and disposition of Common Shares following the Continuance. This discussion does not address any tax considerations applicable to a holder of SARs, options, warrants, pre-funded warrants or any other right to acquire Common Shares. Holders of SARs, options, warrants, pre-funded warrants or any other right to acquire Common Shares should consult their own tax advisors regarding the U.S. federal income tax considerations relevant to them in light of their own personal circumstances.

This summary is for general information purposes only and does not purport to be a complete analysis or listing of all potential U.S. federal income tax considerations that may apply to a U.S. Holder or Non-U.S. Holder arising from the Continuance or the ownership or disposition of Common Shares following the Continuance. In addition, this summary does not take into account the individual facts and circumstances of any particular holder that may affect the U.S. federal income tax considerations relevant to such holder, including, without limitation, specific tax considerations applicable to a holder under an applicable income tax treaty. Accordingly, this summary is not intended to be, and should not be construed as, legal or U.S. federal income tax advice with respect to any particular holder. This summary does not address the U.S. federal alternative minimum tax, U.S. federal net investment income tax, U.S. federal estate and gift tax, U.S. state and local tax, or non-U.S. tax considerations applicable to U.S. Holders or Non-U.S. Holders arising from the Continuance or the ownership or disposition of Common Shares following the Continuance. Except as specifically set forth below, this summary does not discuss applicable income tax reporting requirements. Each holder should consult its own tax advisor regarding all U.S. federal, U.S. state and local, and non-U.S. tax considerations arising from the Continuance and the ownership and disposition of Common Shares following the Continuance.

No opinion from U.S. legal counsel or ruling from the IRS has been requested, or will be obtained, regarding the U.S. federal income tax considerations applicable to a U.S. Holder or Non-U.S. Holder arising from the Continuance or the ownership or disposition of Common Shares following the Continuance. This summary is not binding on the IRS, and the IRS is not precluded from taking a position that is different from, or contrary to, the positions taken in this summary. In addition, because the authorities on which this summary is based are subject to various interpretations, the IRS and the U.S. courts could disagree with one or more of the positions taken in this summary.

This summary is based on the Code, the Treasury Regulations (whether final, temporary, or proposed) promulgated thereunder, published rulings of the IRS, published administrative positions of the IRS, the current provisions of the Canada-U.S. Tax Convention, and U.S. court decisions that are applicable and, in each case, as in effect and available, as of the date of Proxy Statement. Any of the authorities on which this summary is based could be changed in a material and adverse manner at any time, and any such change could be applied on a retroactive or prospective basis, which could affect the U.S. federal income tax considerations described in this summary. This summary does not discuss the potential effects, whether adverse or beneficial, of any proposed legislation that, if enacted, could be applied on a retroactive or prospective basis.

For purposes of this summary provided under the section entitled "Proposal No. 7 - Continuance to Texas", the term "U.S. Holder" means a beneficial owner of Common Shares at the time of the Continuance that is, for U.S. federal income tax purposes:

(a) an individual who is a citizen or resident of the United States;

(b) a corporation (or other entity treated as a corporation for United States federal income tax purposes) organized under the laws of the United States, any state thereof or the District of Columbia;

(c) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

(d) a trust that (1) is subject to the primary supervision of a court within the United States and the control of one or more U.S. persons for all substantial decisions or (2) has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

For purposes of this summary provided under the section entitled "Proposal No. 7 - Continuance to Texas", the term "Non-U.S. Holder" means a beneficial owner of Common Shares at the time of the Continuance that is neither a U.S. Holder nor a partnership (or any other entity or arrangement treated as a partnership) for U.S. federal income tax purposes.

Holders Subject to Special U.S. Federal Income Tax Rules Not Addressed

This summary does not address the U.S. federal income tax considerations of the Continuance that may be applicable to particular holders that are subject to special provisions under the Code, including, but not limited to, holders that: (a) are tax-exempt organizations, qualified retirement plans, individual retirement accounts, or other tax-deferred accounts; (b) are banks, financial institutions, underwriters, insurance companies, real estate investment trusts, or regulated investment companies; (c) are broker-dealers, dealers, or traders in securities or currencies that elect to apply a mark-to-market accounting method; (d) have a "functional currency" other than the U.S. dollar; (e) own Common Shares  as part of a straddle, hedging transaction, conversion transaction, constructive sale, or other integrated transaction; (f) acquired Common Shares in connection with the exercise or cancellation of employee or director stock options or otherwise as compensation for services; (g) hold Common Shares other than as a capital asset within the meaning of Section 1221 of the Code (generally, property held for investment purposes); (h) except as explicitly described below, that own, directly, indirectly, or constructively, 5% or more of the total aggregate voting power or value of the outstanding Common Shares; (i) are partnerships or other "pass-through" entities (and investors in such partnerships or entities); (j) are S corporations (and shareholders or investors in such S corporations); (k) are U.S. expatriates or former long-term residents of the United States; (l) are subject to special tax accounting rules in respect of their Common Shares; (m) are "passive foreign investment companies", "controlled foreign corporations" or corporations that accumulate earnings to avoid U.S. federal income tax, and in each case, shareholders therein; (n) are corporations or other entities treated as corporations for U.S. federal income tax purposes that are organized outside the U.S. that are nonetheless treated as "U.S. persons" for U.S. federal income tax purposes; or (o) hold Common Shares in connection with a trade or business, permanent establishment, or fixed base outside the United States. Holders that are subject to special provisions under the Code, including, but not limited to, holders described immediately above, should consult their own tax advisors regarding the U.S. federal, U.S. state and local, and non-U.S. tax considerations arising from the Continuance and the ownership and disposition of Common Shares following the Continuance.

If an entity or arrangement that is classified as a partnership (or other pass-through entity) for U.S. federal income tax purposes holds Common Shares, the U.S. federal income tax considerations applicable to such entity or arrangement and the partners (or other owners or participants) of such entity or arrangement generally will depend on the activities of the entity or arrangement and the status of such partners (or owners or participants).  This summary does not address the tax considerations applicable to any such entity, arrangement or partner (or other owner or participant).  Partners (or other owners or participants) of entities or arrangements that are classified as partnerships or as other pass-through entities for U.S. federal income tax purposes should consult their own tax advisors regarding the U.S. federal income tax considerations arising from the Continuance and the ownership and disposition of Common Shares following the Continuance.

Treatment of the Company for U.S. Federal Income Tax Purposes

As discussed above under the section entitled "Proposal No. 3 - Approval of Pipe Offering Issuance Proposal - Certain U.S. Federal Income Tax Considerations - Tax Considerations of the Exchange Applicable to the Company", assuming the PIPE Offering Issuance Proposal (Proposal No. 3) is passed and the Exchange is effected, it is anticipated that the Company will be classified as a U.S. domestic corporation under Code Section 7874(b) pursuant to the U.S. Tax Reorganization. The balance of this discussion assumes that the Company will be classified as a U.S. domestic corporation for U.S. federal income tax purposes pursuant to Section 7874(b) of the Code at the time of the Continuance. See the more detailed discussion of the U.S. federal income tax considerations relating to the Company's status as a U.S. domestic corporation as a result of the U.S. Tax Reorganization above under the section entitled "Proposal No. 3 - Approval of Pipe Offering Issuance Proposal - Certain U.S. Federal Income Tax Considerations - Tax Considerations of the Exchange Applicable to the Company".

Effects of the Continuance on U.S. Holders of Common Shares

The Company intends that the Continuance be treated as a tax-deferred transaction under Section 368(a) of the Code. Specifically, the Company intends that the Continuance qualify as a tax-deferred reorganization under Section 368(a)(1)(F) of the Code (an "F Reorganization"). Pursuant to the Continuance, the Company will change its jurisdiction of incorporation from the Province of Ontario, Canada to the State of Texas in the United States, and U.S. Holders will be deemed to exchange their post-Exchange Common Shares for Common Shares in the Texas corporation. The Company has not sought or obtained either a ruling from the IRS or an opinion of U.S. legal counsel regarding any of the tax consequences of the Continuance. Accordingly, there can be no assurance that the IRS will not challenge the status of the Continuance as an F Reorganization or that U.S. courts will uphold the status of the Continuance as an F Reorganization in the event of an IRS challenge. U.S. Holders should consult their own U.S. tax advisors regarding the proper tax treatment of the Continuance for U.S. federal income tax purposes. Assuming the Continuance qualifies as an F Reorganization, in general, a U.S Holder:

  should not recognize income, gain or loss as a result of the Continuance;
  should have an aggregate tax basis in its Common Shares after the Continuance equal to such U.S. Holder's aggregate tax basis in its Common Shares held immediately prior to the completion of the Continuance; and
  should have a holding period in its Common Shares which includes such U.S. Holder's holding period of the Common Shares held immediately prior to the completion of the Continuance.

Effects of the Continuance on Non-U.S. Holders of Common Shares

Assuming the Continuance qualifies as an F Reorganization, and subject to the following discussion regarding FIRPTA (as defined below), the Continuance should generally not result in any U.S. federal income tax consequences to Non-U.S. Holders.

FIRPTA

In general, under the Foreign Investment in Real Property Tax Act ("FIRPTA"), a Non-U.S. Holder of Common Shares will not be subject to U.S. federal income tax as a result of the Continuance unless the Company is or has been a USRPHC for U.S. federal income tax purposes at any time during the shorter of the Non-U.S. Holder's holding period or the 5-year period ending on the date of disposition of Common Shares pursuant to the Continuance; provided that as long as the Common Shares are regularly traded on an established securities market as determined under the Treasury Regulations (the "Regularly Traded Exception") at the time of the Continuance, a Non-U.S. Holder would not be subject to taxation on the deemed exchange of Common Shares pursuant to the Continuance unless the Non-U.S. Holder has owned: (i) more than 5% of the Common Shares at any time during such 5-year or shorter period; or (ii) aggregate equity securities of the Company with a fair market value on the date acquired in excess of 5% of the fair market value of the Common Shares on such date (in any case, a "5% Shareholder"). In determining whether a Non-U.S. Holder is a 5% Shareholder, certain attribution rules apply in determining ownership for this purpose. As discussed above under the section entitled "Proposal No. 3 - Approval of Pipe Offering Issuance Proposal - Certain U.S. Federal Income Tax Considerations - Tax Considerations Applicable to Non U.S. Holders of the Ownership and Disposition of Common Shares Following the Exchange - Sale or Other Taxable Disposition of Common Shares", although there can be no assurance, the Company does not anticipate becoming a USRPHC following the Exchange, including, without limitation, at the time of the Continuance.

The Common Shares are currently traded, and are expected to continue to be traded following the Continuance, on Nasdaq. However, no assurance can be given that the Common Shares will meet the Regularly Traded Exception at the time of the Continuance.

If the Company were to have been classified as a USRPHC during the shorter of the Non-U.S. Holder's holding period or the 5-year period ending on the date of disposition of Common Shares pursuant to the Continuance and constitutes a USRPHC immediately after the Continuance, a 5% Shareholder could avoid certain U.S. taxes in connection with the Continuance under the foregoing FIRPTA rules by timely filing with the IRS a notice of nonrecognition complying with Section 897 of the Code and the Treasury Regulations issued thereunder.

Non-U.S. Holders should consult with their own tax advisors regarding the U.S. federal income tax considerations applicable to them under the FIRPTA rules.

Payments Related to Dissent Rights

U.S. Holders

A U.S. Holder of Common Shares that exercises dissent rights in connection with the Continuance and is paid cash in exchange for all of its Common Shares generally will generally recognize taxable gain or loss in an amount equal to the difference, if any, between (1) the U.S. dollar amount of cash received by such U.S. Holder in exchange for its Common Shares (other than amounts, if any, that are or are deemed to be interest for U.S. federal income tax purposes, which amounts will be taxed as ordinary income), and (2) the adjusted tax basis of the U.S. Holder in its Common Shares surrendered. Preferential tax rates apply to long-term capital gains of a U.S. Holder that is an individual, estate, or trust. There are currently no preferential tax rates for long-term capital gains of a U.S. Holder that is a corporation. Deductions for capital losses are subject to complex limitations under the Code.

Non-U.S. Holders

Subject to the discussions below under "Information Reporting and Backup Withholding", a Non-U.S. Holder will generally not be subject to U.S. federal income tax on any gain realized upon the exercise of dissent rights in connection with the Continuance unless such Non-U.S. Holder would otherwise be subject to gain pursuant to the rules discussed below under "Tax Considerations Applicable to Non-U.S. Holders of the Ownership and Disposition of Common Shares Following the Continuance - Sale or Other Taxable Disposition of Common Shares"

Information Reporting and Backup Withholding

U.S. Holders of Common Shares that exercise dissent rights may be subject to information reporting and may be subject to backup withholding on any cash payments received upon surrender of the Common Shares. See the more detailed discussion of the U.S. federal income tax considerations relating to information reporting and backup withholding for U.S. Holders below under the section entitled "Tax Considerations Applicable to U.S. Holders of the Ownership and Disposition of Common Shares Following the Continuance - Information Reporting and Backup Withholding".

Tax Considerations Applicable to U.S. Holders of the Ownership and Disposition of Common Shares Following the Continuance

Distributions on Common Shares

A U.S. Holder that receives a distribution, including a constructive distribution, with respect to a Common Share will be required to include the amount of such distribution in gross income as a dividend to the extent of the Company's current and accumulated "earnings and profits", as computed in accordance with U.S. federal income tax principles. To the extent that a distribution exceeds the Company's current and accumulated "earnings and profits", such distribution will be treated first as a tax-free return of capital to the extent of the U.S. Holder's adjusted tax basis in the Common Shares and thereafter as gain from the sale or exchange of such Common Shares (see "Sale or Other Taxable Disposition of Common Shares" below). Distributions on the Common Shares constituting dividend income paid to U.S. Holders that are U.S. corporations may qualify for the dividends received deduction, subject to various limitations. Subject to applicable limitations, dividends paid by the Company to non-corporate U.S. Holders, including individuals, generally will be eligible for the preferential tax rates applicable to long-term capital gains for dividends, provided certain holding period and other conditions are satisfied. The dividend rules are complex, and each U.S. Holder should consult its own tax advisors regarding the application of such rules.

Sale or Other Taxable Disposition of Common Shares

Upon the sale or other taxable disposition of Common Shares, a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference, if any, between (a) the U.S. dollar value of any cash received plus the fair market value of any property received and (b) such U.S. Holder's adjusted tax basis in such Common Shares sold or otherwise disposed of. Gain or loss recognized on such sale or other disposition generally will be long-term capital gain or loss if, at the time of the sale or other taxable disposition, the Common Shares have been held for longer than one year.

Preferential tax rates currently apply to long-term capital gain of a U.S. Holder that is an individual, estate, or trust. There are currently no preferential tax rates for long-term capital gain of a U.S. Holder that is a corporation. Deductions for capital losses are subject to significant limitations under the Code.

Information Reporting and Backup Withholding

Payments of dividends on, and proceeds arising from the sale or other taxable disposition of, Common Shares will generally be subject to information reporting and backup withholding tax, currently at a rate of 24%, if a U.S. Holder (a) fails to furnish such U.S. Holder's correct U.S. taxpayer identification number (generally on IRS Form W-9), (b) furnishes an incorrect U.S. taxpayer identification number, (c) is notified by the IRS that such U.S. Holder has previously failed to properly report items subject to backup withholding tax, or (d) fails to certify, under penalty of perjury, that such U.S. Holder has furnished its correct U.S. taxpayer identification number and that the IRS has not notified such U.S. Holder that it is subject to backup withholding tax. Backup withholding is not an additional tax. Any amounts withheld under the U.S. backup withholding tax rules generally will be allowed as a credit against a U.S. Holder's U.S. federal income tax liability, if any, or will be refunded, if such U.S. Holder furnishes required information to the IRS in a timely manner.

Tax Considerations Applicable to Non-U.S. Holders of the Ownership and Disposition of Common Shares Following the Continuance

Distributions on Common Shares

Generally, distributions (including constructive distributions) treated as dividends as described above under "Tax Considerations Applicable to U.S. Holders of the Ownership and Disposition of Common Shares Following the Continuance - Distributions on Common Shares" paid to a Non-U.S. Holder of the Company's Common Shares following the Continuance will be subject to U.S. federal withholding tax at a rate of 30% of the gross amount of the dividends (or such lower rate specified by an applicable income tax treaty, provided the Non-U.S. Holder furnishes a valid IRS Form W-8BEN or W-8BEN-E, or other applicable documentation, certifying qualification for the lower treaty rate). A Non-U.S. Holder that does not timely furnish the required documentation for a reduced treaty rate, but that qualifies for a reduced treaty rate, may obtain a refund of any excess amounts withheld by timely filing an appropriate claim for refund with the IRS. In the case of any constructive distribution, it is possible that this tax would be withheld from any amount owed to the Non-U.S. Holder, including, but not limited to, distributions of cash, Common Shares or sales proceeds subsequently paid or credited to that holder. If the Company is a USRPHC and the Common Shares do not qualify for the Regularly Traded Exception, distributions which constitute a return of capital will be subject to withholding tax unless an application for a withholding certificate is filed to reduce or eliminate such withholding.

Distributions that are treated as effectively connected with a trade or business conducted by a Non-U.S. Holder within the United States are generally not subject to the 30% withholding tax if the Non-U.S. Holder provides a properly executed IRS Form W-8ECI stating that the distributions are not subject to withholding because they are effectively connected with the Non-U.S. Holder's conduct of a trade or business in the United States. If a Non-U.S. Holder is engaged in a trade or business in the United States and the distribution is effectively connected with the conduct of that trade or business (or, if required by an applicable income tax treaty, is attributable to a permanent establishment or fixed base maintained by the Non-U.S. Holder in the United States), the distribution will generally be subject to U.S. federal income tax at the regular U.S. federal income tax rates applicable to U.S. persons (subject to any modification provided under an applicable income tax treaty). Any U.S. effectively connected income received by a Non-U.S. Holder that is treated as a corporation for U.S. federal income tax purposes may also, under certain circumstances, be subject to an additional "branch profits tax" at a 30% rate (or such lower rate as may be specified by an applicable income tax treaty). Non-U.S. Holders should consult their own tax advisors regarding their entitlement to benefits under any applicable income tax treaty.

Sale or Other Taxable Disposition of Common Shares

Subject to the discussions below under "Information Reporting and Backup Withholding" and "FATCA", a Non-U.S. Holder will not be subject to U.S. federal income tax on any gain realized upon the sale or other taxable disposition of the Common Shares following the Continuance unless:

  the gain is effectively connected with the Non-U.S. Holder's conduct of a trade or business in the United States (or, if required, by an applicable income tax treaty, is attributable to a permanent establishment or fixed base maintained by the Non-U.S. Holder in the United States);

  the Non-U.S. Holder is a non-resident alien individual present in the United States for 183 days or more during the taxable year of the disposition and certain other requirements are met; or

  the Common Shares constitute a USRPI by reason of the Company's status as a USRPHC for U.S. federal income tax purposes.

A Non-U.S. Holder which has a gain that is described in the first bullet point immediately above will be subject to U.S. federal income tax on the gain derived from the sale or other disposition pursuant to regular U.S. federal income tax rates generally in the same manner as if such Non-U.S. Holder were a U.S. person. In addition, a corporate Non-U.S. Holder described in the first bullet point immediately above may be subject to the branch profits tax equal to 30% of its effectively connected earnings and profits (or at such lower rate as may be specified by an applicable income tax treaty), as adjusted for certain items.

Gain described in the second bullet point above will be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty), which may be offset by U.S.-source capital losses of the Non-U.S. Holder (even though the individual is not considered a resident of the United States), provided the Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses.

With respect to the third bullet point above, as discussed above, the Company does not anticipate becoming a USRPHC following the Exchange. Even if the Company were to become a USRPHC following the Continuance, gain arising from the sale or other taxable disposition by a Non-U.S. Holder of the Common Shares following the Continuance will not be subject to U.S. federal income tax if the Regularly Traded Exception applies. See the more detailed discussion of the Regularly Traded Exception and the FIRPTA regime above under the section entitled "Effects of the Continuance on Non-U.S. Holders of Common Shares - FIRPTA".

Non-U.S. Holders should consult their own tax advisors regarding potentially applicable income tax treaties that may provide for different rules.

Information Reporting and Backup Withholding

Payments of dividends on the Common Shares following the Continuance will not be subject to backup withholding, provided the applicable withholding agent does not have actual knowledge or reason to know the holder is a U.S. person and the holder either certifies its non-U.S. status, such as by furnishing a valid IRS Form W-8BEN or W-8BEN-E, or otherwise establishes an exemption. However, information returns are required to be filed with the IRS in connection with any dividends on the Common Shares paid to the Non-U.S. Holder, regardless of whether any tax was actually withheld. In addition, proceeds of the sale or other taxable disposition of the Common Shares within the United States or conducted through certain U.S.-related brokers generally will not be subject to backup withholding or information reporting, if the applicable withholding agent receives the certification described above and does not have actual knowledge or reason to know that such holder is a United States person, or the holder otherwise establishes an exemption. Proceeds of a disposition of Common Shares conducted through a non-U.S. office of a non-U.S. broker generally will not be subject to backup withholding or information reporting.

Copies of information returns that are filed with the IRS may also be made available under the provisions of an applicable treaty or agreement to the tax authorities of the country in which the Non-U.S. Holder resides or is established.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a Non-U.S. Holder's U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

FATCA

Withholding taxes may be imposed under Sections 1471 to 1474 of the Code on certain types of payments made to non-U.S. financial institutions and certain other non-U.S. entities. Specifically, a 30% withholding tax may be imposed on dividends on, or gross proceeds from the sale or other disposition of, the Common Shares paid to a "foreign financial institution" or a "non-financial foreign entity" (each as defined in the Code), unless (1) the foreign financial institution undertakes certain diligence and reporting obligations, (2) the non-financial foreign entity either certifies it does not have any "substantial United States owners", as defined in the Code, or furnishes identifying information regarding each substantial United States owner, or (3) the foreign financial institution or non-financial foreign entity otherwise qualifies for an exemption from these rules. If the payee is a foreign financial institution and is subject to the diligence and reporting requirements in (1) above, it must enter into an agreement with the U.S. Department of the Treasury requiring, among other things, that it undertake to identify accounts held by certain "specified United States persons" or "United States-owned foreign entities" (each as defined in the Code), annually report certain information about such accounts, and withhold 30% on certain payments to non-compliant foreign financial institutions and certain other account holders. Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules.

Under the applicable Treasury Regulations and administrative guidance, withholding under FATCA generally applies to payments of dividends on the Common Shares. While withholding under FATCA would have also applied to payments of gross proceeds from the sale or other disposition of such stock, proposed Treasury Regulations eliminate FATCA withholding on payments of gross proceeds entirely. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued.

Non-U.S. Holders should consult their own tax advisors regarding the potential application of withholding under FATCA to their holding of Common Shares.

Canadian Income Tax Considerations

The following summary describes, as of the date hereof, the principal Canadian federal income tax considerations of the Continuance generally applicable to shareholders who own Common Shares immediately prior to the Continuance. This summary is generally applicable to a beneficial owner of Common Shares who, for purposes of the Income Tax Act (Canada) (the "Canadian Tax Act") and at all relevant times, holds the Common Shares as capital property, deals at arm's length with the Company and is not affiliated with the Company (a "Holder"). Generally, Common Shares will be considered capital property to a Holder provided the Holder does not hold the Common Shares in the course of carrying on a business of trading or dealing in securities and has not acquired them in one or more transactions considered to be an adventure or concern in the nature of trade.

This summary is based upon the current provisions of the Canadian Tax Act in force as of the date hereof and the current administrative policies and assessing practices of the Canada Revenue Agency ("CRA") published in writing and publicly available prior to the date hereof. This summary takes into account all specific proposals to amend the Canadian Tax Act that have been publicly announced by or on behalf of the Minister of Finance (Canada) prior to the date hereof (the "Proposed Amendments") and assumes that the Proposed Amendments will be enacted in the form proposed. No assurance can be given that the Proposed Amendments will be enacted in the form proposed, or at all. Except for the Proposed Amendments, this summary does not take into account or anticipate any changes in law, whether by judicial, governmental or legislative decision or action or changes in the administrative policies or assessing practices of the CRA, nor does it take into account other federal or any provincial, territorial or foreign tax legislation or considerations, which may differ materially from those described in this summary.

This summary is based on the Company ceasing to be resident in Canada for purposes of the Canadian Tax Act at the time of the Continuance, and assumes that from the time of the Continuance and at all relevant times thereafter, the Company will not be resident in Canada for purposes of the Canadian Tax Act, will be resident in the United States for purposes of the Canada-US Income Tax Convention (the "Treaty") and will be entitled to all of the benefits of the Treaty.

This summary is not applicable to a Holder: (i) that is a "financial institution" for purposes of certain rules in the Canadian Tax Act (referred to as the mark-to-market rules); (ii) an interest in which is a "tax shelter investment"; (iii) that is a "specified financial institution"; (iv) that reports its "Canadian tax results" in a currency other than the Canadian currency; (v) that is a partnership for Canadian federal income tax purposes or is exempt from tax under Part I of the Canadian Tax Act; (vi) that has entered, or will enter, into a "derivative forward agreement" with respect to their Common Shares; (vii) who acquired Common Shares under or in connection with the Company's long term incentive plan or any other equity based compensation arrangement; or (viii) in respect of which the Company will be a "foreign affiliate" at any time after the Continuance (all such terms as defined in the Canadian Tax Act). Additional considerations not discussed herein may be applicable to a Holder that is a corporation resident in Canada and is, or becomes, controlled by a non-resident person or group of persons not dealing at arm's length for purposes of the "foreign affiliate dumping" rules in section 212.3 of the Canadian Tax Act. Such Holders should consult with and rely on their own tax advisors.

This summary does not discuss the Canadian income tax consequences of the Continuance to holders of stock options, restricted share units or other share-based awards granted by the Company. This summary also does not describe the tax considerations with respect to holding or disposing of options of the Company. Any such holders should consult with and rely on their own tax advisors.

This summary is of a general nature only and is not intended to be, nor should it be construed to be, legal or tax advice to any particular Holder. This summary is not exhaustive of all Canadian federal income tax considerations. Accordingly, Holders are urged to consult their own legal and tax advisors with respect to the tax consequences to them of the Continuance, having regard to their particular circumstances.

The Company

As a result of the Continuance, the Company will cease to be a resident of Canada and a "public corporation" for purposes of the Canadian Tax Act. On ceasing to be a resident of Canada, the Company will no longer be subject to Canadian income tax on its worldwide income. Subsequent to the Continuance, the Company will not be subject to Canadian income tax except on any income from business operations that are attributable to a permanent establishment in Canada as well as on gains from the disposition of "taxable Canadian property" that is not "treaty-protected property" (each as defined in the Canadian Tax Act).

For Canadian federal income tax purposes, the Continuance will cause the Company's taxation year to be deemed to have ended immediately prior to the Continuance. Immediately prior to the time of this deemed taxation year-end, the Company will be deemed to have disposed of each of its properties for proceeds of disposition equal to the fair market value of all such properties at that time and will be deemed to have reacquired such properties at a cost amount equal to that fair market value. The Company will be subject to income tax under Part I of the Canadian Tax Act on any income and net taxable capital gains which arise as a result of this deemed disposition (after the utilization of any available capital or non-capital losses).

The Company will also be subject to an additional "emigration tax" under Part XIV of the Canadian Tax Act on the amount, if any, by which the fair market value (immediately before the Company's deemed taxation year end resulting from the Continuance), of all of it properties, exceeds the total of the amount of certain of its liabilities and the paid-up capital (determined for purposes of the emigration tax) of all the issued and outstanding shares of the Company immediately before the deemed taxation year end. This additional tax is generally payable at the rate of 25% but is expected to be reduced to 5% by virtue of the Treaty.

The Canadian tax consequences to the Company associated with the Continuance are principally dependent upon the valuation of the Company's assets, the amount of its liabilities, its shareholder composition, as well as certain Canadian tax amounts, accounts and balances of the Company, each as of the time of the Continuance. Management of the Company has advised that, in its view and as of the date hereof, the fair market value of each property of the Company does not exceed the adjusted cost base of such property and that the aggregate of the paid-up capital of the shares and the liabilities of the Company is not less than the current fair market value of all of the property of the Company. Accordingly, management of the Company expects that the deemed disposition of the Company's properties that will occur on the Continuance will not result in any taxable income to the Company under Part I of the Canadian Tax Act and that the Continuance will not result in any liability for emigration tax under Part XIV of the Canadian Tax Act.

Shareholders are cautioned that the CRA may not agree with the Company's determination of the fair market value of its properties at the relevant time. It is also possible that the fair market value of the Company's properties may change between the date hereof and the time of the Continuance. Should unforeseen events lead to a potential for greater tax liability than currently expected, the Board has the right to not proceed with the Continuance.

Currency Conversion

Generally, for purposes of the Canadian Tax Act, all amounts relating to the acquisition, holding or disposition of Common Shares, or Common Shares following the U.S Continuance, must be converted into Canadian dollars based on exchange rates as determined in accordance with the Canadian Tax Act.

Holders Resident in Canada

The following portion of this summary applies to a Holder who, for purposes of the Canadian Tax Act and all relevant times, is resident, or is deemed to be resident, in Canada (a "Resident Holder").

Dissenting Shareholder

A Dissenting Shareholder that is a Resident Holder who holds Common Shares (a "Dissenting Resident Holder") and is entitled to be paid fair value for its dissenting Common Shares will be deemed to transfer such dissenting Common Shares to the Company in consideration for a cash payment equal to fair value from the Company.

Although the matter is not free from doubt, the Dissenting Resident Holder will generally be deemed to have received a dividend on the Common Shares equal to the amount, if any, by which the payment by the Company in the amount of the fair value of the Common Shares exceeds the paid-up capital of such shares for purposes of the Canadian Tax Act. The amount of this deemed dividend could, in some circumstances, be treated as proceeds of disposition in the case of Dissenting Resident Holders that are corporations. The difference between the amount of such payment and the amount of any deemed dividend would be treated as proceeds of disposition of the Common Shares for the purposes of computing any capital gain or capital loss realized on the disposition of the Common Shares. For a description of the tax treatment of capital gains and capital losses, see "Holders Resident in Canada - Taxation of Capital Gains and Capital Losses" below.

Any interest awarded to a Dissenting Resident Holder by a court will be included in the Dissenting Resident Holder's income for Canadian income tax purposes.

Canadian Resident Holders who are considering exercising Dissent Rights in connection with the Continuance are urged to consult with their tax advisors with respect to the tax consequences to them of dissenting.

Non-Dissenting Shareholder

A Resident Holder should not be considered to have disposed of their Common Shares as a result of the Continuance. A Resident Holder should therefore not be considered to have realized a taxable capital gain or loss by reason only of the Continuance. The Continuance should also not have an effect on the adjusted cost base of a Resident Holder's Common Shares.

Dividends on Common Shares Following the Continuance

Dividends on Common Shares will be required to be included in the Resident Holder's income for the purposes of the Canadian Tax Act. Such dividends received by a Resident Holder who is an individual will not be subject to the gross-up and dividend tax credit rules in the Canadian Tax Act. A Canadian Holder that is a corporation is required to include such dividends in computing its income and generally will not be entitled to deduct the amount of such dividends in computing its taxable income.

Any U.S. non-resident withholding tax imposed on such dividends should generally be eligible, subject to the detailed rules and limitations under the Canadian Tax Act, to be credited against the Resident Holder's income tax or deducted from income. Resident Holders are advised to consult with their own tax advisors with respect to the availability of a Canadian foreign tax credit or deduction. Resident Holders are advised to consult with and rely on their own advisors with respect to the availability of a Canadian foreign tax credit or deduction having regard to their particular circumstances.

Disposition of Common Shares Following the Continuance

A disposition or deemed disposition of Common Shares by a Resident Holder will generally result in a capital gain (or capital loss) to the extent that the proceeds of disposition, net of any reasonable costs of disposition, exceed (or are less than) the adjusted cost base to the Resident Holder of such Common Shares immediately prior to the disposition. For a description of the tax treatment of capital gains and capital losses, see "Holders Resident in Canada - Taxation of Capital Gains and Capital Losses" below.

Taxation of Capital Gains and Capital Losses

Generally, one-half of any capital gain (a "taxable capital gain") realized by a Resident Holder in a taxation year must be included in the Resident Holder's income for the year. One-half of any capital loss (an "allowable capital loss") realized by a Resident Holder in a taxation year must be deducted from taxable capital gains realized by the Resident Holder in the year. Allowable capital losses in excess of taxable capital gains realized in a taxation year generally may be carried back and deducted in any of the three preceding taxation years or carried forward and deducted in any subsequent taxation year, to the extent and under the circumstances described in the Canadian Tax Act.

Refundable Tax

A Resident Holder that is, throughout the relevant taxation year, a "Canadian-controlled private corporation" or a "Substantive CCPC" (each as defined in the Canadian Tax Act) may be liable to pay an additional refundable tax on its "aggregate investment income" for the year, which is defined in the Canadian Tax Act to include taxable capital gains realized, and interest and dividends received or deemed to be received (but not dividends or deemed dividends that are deductible in computing taxable income).

Alternative Minimum Tax

Capital gains realized by a Resident Holder who is an individual (other than certain trusts) may result in such Resident Holder being liable, or having an increased liability, for alternative minimum tax under the Canadian Tax Act. Resident Holders who are individuals should consult their own tax advisors in this regard.

Foreign Property Information Reporting

A Resident Holder that is a "specified Canadian entity" (as defined in the Canadian Tax Act) for a taxation year or a fiscal period and whose total "cost amount" (as defined in the Canadian Tax Act) of "specified foreign property" (as defined in the Canadian Tax Act), including the Common Shares, at any time in the year or fiscal period exceeds CAD$100,000 will be required to file an information return with the CRA for the taxation year or fiscal period disclosing certain prescribed information in respect of such property. Penalties may apply where a Resident Holder fails to file the required information return in respect of such Resident Holder's "specified foreign property" on a timely basis in accordance with the Canadian Tax Act.

Holders Not Resident in Canada

The following portion of this summary applies to a Holder who, at all relevant times, for purposes of the Canadian Tax Act and any applicable income tax treaty or convention, is not resident, and is not deemed to be resident, in Canada and does not use or hold, and is not deemed to use or hold, Common Shares in connection with carrying on a business in Canada (a "Non-Resident Holder"). This part of the summary is not applicable to Non-Resident Holders that are insurers carrying on an insurance business in Canada and elsewhere.

Dissenting Shareholders

A Dissenting Shareholder that is a Non-Resident Holder (a "Dissenting Non-Resident Holder") and is entitled to be paid fair value for its dissenting Common Shares will be deemed to transfer such dissenting Common Shares to the Company in consideration for a cash payment from the Company equal to the fair value of such Common Shares.

Although the matter is not free from doubt, a Dissenting Non-Resident Holder will generally be deemed to have received a dividend on the Common Shares equal to the amount, if any, by which the payment by the Company in the amount of the fair value of the Common Shares exceeds the paid-up capital of such shares for purposes of the Canadian Tax Act. Any such deemed dividend will be subject to Canadian withholding tax at a rate of 25% of the gross amount of the dividend but may be reduced under an applicable tax convention. A Dissenting Non-Resident Holder will also be considered to have disposed of the Common Shares for proceeds of disposition equal to the amount paid to such Dissenting Non-Resident Holder, less any amount that is deemed to be a dividend received by the Dissenting Non-Resident Holder, as described above. A U.S. Resident Dissenter will not be subject to tax under the Canadian Tax Act on any capital gain realized on the disposition of Common Shares unless the Common Shares are "taxable Canadian property" for purposes of the Canadian Tax Act and are not "treaty-protected" property of the Dissenting Non-Resident Holder (each as defined in the Canadian Tax Act) at the time of disposition.

A Common Share generally will not be taxable Canadian property of a Dissenting Non-Resident Holder at a particular time unless, at any time during the 60-month period immediately preceding the time of disposition, more than 50% of the fair market value of the Common Share was derived directly or indirectly from one or any combination of real or immovable property situated in Canada, "Canadian resource property" (as defined in the Canadian Tax Act), "timber resource property" (as defined in the Canadian Tax Act), and options in respect of, or interests in, or for civil law rights in, any such property (whether or not such property exists) (the "Real Property Test"). In addition, if the Common Share is listed on a designated stock exchange (which currently includes the Nasdaq) at the time of disposition, the Common Share will not be taxable Canadian property (even if the Real Property Test is satisfied) unless 25% or more of the issued shares of any class or series the Company's shares were owned by or belonged to one or any combination of (i) the Dissenting Non-Resident Holder, (ii) persons with whom the Dissenting Non-Resident Holder did not deal at arm's length, and (iii) partnerships in which the Dissenting Non-Resident Holder or a person described in (ii) holds a membership interest directly or indirectly through one or more partnerships (the "Ownership Test").

Notwithstanding the above, Common Shares may, in certain circumstances, be deemed to be taxable Canadian property to a Dissenting Non-Resident Holder for the purposes of the Canadian Tax Act. Dissenting Non-Resident Holders whose Common Shares may constitute taxable Canadian property are urged to consult their own tax advisors for advice having regard to their particular circumstances.

Even if Common Shares are considered to be taxable Canadian property of a Dissenting Non-Resident Holder, a taxable capital gain (or an allowable capital loss) resulting from the disposition of such Common Shares will not be included (or deducted) in computing the Dissenting Non-Resident Holder's income for purposes of the Canadian Tax Act if the Common Shares constitute "treaty-protected property", as defined in the Canadian Tax Act.

If the Common Shares are considered to be taxable Canadian property but not treaty-protected property to a particular Dissenting Non-Resident Holder, upon the disposition of such Common Shares pursuant to the Continuance, such Dissenting Non-Resident Holder will realize a capital gain (or capital loss) generally in the circumstances and computed in the manner described above under "Holders Resident in Canada - Taxation of Capital Gains and Losses" as if the Dissenting Non-Resident Holder were a Resident Holder thereunder.

Any interest paid or credited to a Dissenting Non-Resident Holder in respect of the exercise of Dissent Rights will generally not be subject to Canadian withholding tax.

Non-Dissenting Shareholders

A Non-Resident Holder should not be considered to have disposed of their Common Shares as a result of the Continuance. A Non-Resident Holder should therefore not be considered to have realized a taxable capital gain or loss by reason only of the Continuance. The Continuance should also not have an effect on the adjusted cost base of a Non-Resident Holder's Common Shares.

Disposition of Common Shares Following the Continuance

A disposition or deemed disposition of Common Shares by a Non-Resident Holder will generally not result in tax under the Canadian Tax Act unless such Common Shares are "taxable Canadian Property" and are not "treaty-protected property" of the Non-Resident Holder (each as defined in the Canadian Tax Act) at the time of disposition.

A Common Share generally will not be taxable Canadian property of a Non-Resident Holder at a particular time unless, at any time during the 60-month period immediately preceding the time of disposition, the Real Property Test is satisfied. In addition, if the Common Share is listed on a designated stock exchange (which currently includes the NASDAQ) at the time of disposition, the Common Share will not be taxable Canadian property (even if the Real Property Test is satisfied) unless the Ownership Test is also satisfied in respect of the Non-Resident Holder. Notwithstanding the foregoing, in certain circumstances set out in the Canadian Tax Act, Common Shares could be deemed to be taxable Canadian property to a Non-Resident Holder who does not dissent.

Common Shares owned by a Non-Resident Holder will generally be treaty-protected property if the gain from the disposition of such Common Shares would, because of an applicable income tax treaty or convention to which Canada is a signatory, be exempt from tax under Part I of the Canadian Tax Act.

If the Common Shares are considered to be taxable Canadian property but not treaty-protected property to a particular Non-Resident Holder, upon the disposition of such Common Shares, such Non-Resident Holder will realize a capital gain (or capital loss) generally in the circumstances and computed in the manner described above under "Holders Resident in Canada - Taxation of Capital Gains and Losses" as if the Non-Resident Holder were a Resident Holder thereunder.

Eligibility for Investment

Provided the Common Shares are listed on a designated stock exchange (which currently includes the NASDAQ), the Common Shares would, on the date of the Continuance, be qualified investments on such date under the Canadian Tax Act for trusts governed by a registered retirement savings plan ("RRSP"), registered retirement income fund ("RRIF"), registered education savings plan ("RESP"), deferred profit sharing plan, registered disability savings plan ("RDSP") or tax-free savings account ("TFSA") (collectively "Registered Plans").

Notwithstanding the foregoing, if the Common Shares are a "prohibited investment" for a TFSA, RRSP, RRIF, RESP or RDSP, the holder of the TFSA or RDSP, the annuitant of the RRSP or RRIF, or the subscriber of the RESP, as the case may be, will be subject to a penalty tax as set out in the Canadian Tax Act. Provided that, for purposes of the Canadian Tax Act, the holder, annuitant, or subscriber, as the case may be, deals at arm's length with the Company and does not have a "significant interest" (as defined in the Canadian Tax Act for purposes of the prohibited investment rules) in the Company, the Common Shares will not be a "prohibited investment" for such RRSPs, RRIFs, RESPs, RDSPs and TFSAs, as the case may be, under the Canadian Tax Act.

Continuance Proposal Resolution

At the Meeting, shareholders will be asked to consider and, if thought appropriate, pass, with or without variation, the following special resolution to approve the Continuance (the "Continuance Resolution"):

"BE IT RESOLVED A SPECIAL RESOLUTION THAT:

1. ZeroStack Corp. (the "Company") is hereby authorized to apply to the Director appointed under the Ontario Business Corporations Act for a continuance in the State of Texas;

2. the Company is authorized to file with the Secretary of State of the State of Texas a certificate of conversion, including the plan of conversion (the "Plan of Conversion") and certificate of formation (the "Certificate of Formation"), in the forms attached as Appendix A and Appendix B to the proxy statement of the Company dated as of        , 2026, respectively, pursuant to, and in accordance with, the Texas Business Organizations Code (the "TBOC") to change the jurisdiction of incorporation of the Company to the State of Texas (the "Continuance");

3. the Company shall file a certificate of conversion, including the Plan of Conversion and Certificate of Formation, each of which is hereby approved in all respects;

4. any director or officer of the Company is hereby authorized and directed, acting for, in the name of and on behalf of the Company, to execute or cause to be executed, under the seal of the Company or otherwise, and to deliver or to cause to be delivered, all such documents, agreements and instruments, and to do or to cause to be done all such other acts and things, as such person determines to be necessary or desirable or required by any regulatory authority, in order to carry out the intent of this resolution and the matters authorized hereby, such determination to be conclusively evidenced by the execution and delivery of such document, agreement or instrument or the doing of any such act or thing; and

5. notwithstanding that this special resolution has been duly passed by the shareholders of the Company, the board of directors of the Company is hereby authorized, at its discretion, to determine, at any time prior to the Continuance, to proceed or not proceed with the Continuance, or to abandon the Continuance at any time prior to the implementation of the Continuance without further approval of the shareholders of the Company at any time prior to the Continuance becoming effective."

Vote Required. For the Continuance Resolution to be approved and confirmed, the Continuance Resolution must be passed by the affirmative vote of not less than two thirds of the votes cast at the Meeting by the shareholders of the Company present at the Meeting in person or by proxy (subject to the tabulation of votes described in "What are the voting rights of ZeroStack shareholders?", "How many votes are needed for the proposals to pass?", "What is the effect of abstentions?" and "What are "broker non-votes" and what effect do they have on the proposals?" set forth above).

THE BOARD RECOMMENDS A VOTE "FOR" THE CONTINUANCE RESOLUTION AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS A SHAREHOLDER HAS SPECIFIED CONTRARY INSTRUCTIONS IN THE PROXY.

PROPOSAL NO. 7 - APPROVAL OF CLASSIFICATION OF BOARD OF DIRECTORS PROPOSAL

Our Bylaws currently provides for one class of directors, who each serve a one-year term expiring at the next annual meeting of shareholders following their election. The Company is asking shareholder to ratify an amendment to the Bylaws to divide the Board into three classes based on their terms of office: Class I, Class II and Class III (the “Classification”). The initial division of the Board into classes shall be made by the decision of the affirmative vote of a majority of the entire Board. The initial term of the Class I directors shall terminate on the date of the 2027 Annual Meeting; the initial term of the Class II directors shall terminate on the date of the 2028 annual meeting of shareholders; and the initial term of the Class III directors shall terminate on the date of the 2029 annual meeting of shareholders. After the initial term of the Class I, Class II and Class III directors has expired, at each annual meeting thereafter, all directors of such class shall be elected for a three-year term.

If the shareholders approve Proposal No. 7 at the Meeting, Article 4.3 of the Bylaws will be amended and restated as set forth below:

4.3 Election and Term. The election of directors shall take place at the first meeting and thereafter at each annual meeting of shareholders. The board of the Corporation shall be classified and the directors serving thereon shall be divided into three classes, designated Class I, Class II, and Class III. Each class of directors serving on the board shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire board. The initial division of the board into classes shall be made by the decision of the affirmative vote of a simple majority of votes cast at a meeting of shareholders. The initial term of the Class I directors shall terminate on the date of the Corporation's 2027 annual meeting of shareholders; the initial term of the Class II directors shall terminate on the date of the Corporation's 2028 annual meeting of shareholders; and the initial term of the Class III directors shall terminate on the date of the Corporation's 2029 annual meeting of shareholders. After the initial term of the Class I, Class II, and Class III directors has expired, at each annual meeting of the shareholders thereafter, all directors of such class shall be elected for a three-year term. Each director shall hold office until the expiration of the term for which they were elected and until their successor has been duly elected, or until their earlier resignation or removal. All directors, if qualified, shall be eligible for re-election. Elections of directors shall be by ordinary resolution. If an election of directors is not held at the proper time, the incumbent directors shall continue in office until their successors are elected.

Background

The Board believes that dividing the directors into three classes is advantageous to the Company and our shareholders because, by providing that directors will serve three-year terms rather than one-year terms, there will be greater continuity and stability in the policies formulated by the Board. While the Company has not experienced any problems with continuity in the past, it wishes to ensure that this continuity will continue and believes that the staggered election of directors will promote continuity because only one class of directors will be subject to election each year. Staggered terms would guarantee that, at any one time, approximately two-thirds of the directors will have at least one year's experience as directors of the Company.

If the Amendment is ratified by shareholders, the Classification could make it significantly more difficult for a hostile bidder to obtain control over the Board and may discourage any hostile takeover bid for the Company. Presently, a change in control of the Board can be made by the holders of a majority of the Company's Common Shares at a single shareholders' meeting. Under the proposed Classification, it would take at least two annual meetings for such shareholders to make a change in control of the Board, because only a minority of the directors would be elected at each meeting.

Although this proposal could make it more difficult for a hostile bidder to acquire control over the Company, the Board believes that by forcing potential bidders to negotiate with the Board for a change of control transaction, the Board will be better able to maximize shareholder value in any change of control transaction.

Procedure for Effecting Classification

The Board approved the replacement of Article 4.3 of the Bylaws with a new provision giving effect to the Classification. Following shareholder confirmation of the amendment to Bylaws, the Classification will become effective, provided that, in any event, such date will be prior to the next annual meeting of shareholders.

Interests of Directors and Executive Officers

None of the Company's directors or executive officers have any substantial interest, directly or indirectly, in this proposal except to the extent of the directors' current positions on the Board and their proposed election to the Board as outlined in Proposal No. 1 - Election of Directors.

Classification Proposal Resolution

At the Meeting, shareholders will be asked to consider and, if thought appropriate, pass, with or without variation, the following ordinary resolution to ratify the amendment to the Bylaws to implement the Classification (the "Classification Resolution"):

"BE IT RESOLVED AS AN ORDINARY RESOLUTION THAT:

(a) The amendments to By-Law No.1-A of ZeroStack Corp. (the "Company") be confirmed pursuant to Section 116(2) of the Business Corporations Act (Ontario) (the "Act") to divide the Board into three classes based on their terms of office: Class I, Class II and Class III (the "Classification") with the following terms: the initial division of the Board of Directors into classes shall be made by the decision of the affirmative vote of a simple majority of votes cast at a meeting of shareholders, the initial term of the Class I directors shall terminate on the date of the 2027 annual meeting, the initial term of the Class II directors shall terminate on the date of the 2028 annual meeting of shareholders, the initial term of the Class III directors shall terminate on the date of the 2029 annual meeting of shareholders and, after the initial term of the Class I, Class II and Class III directors has expired, at each annual meeting thereafter, all directors of such class shall be elected for a three-year term; and

(b) any one director or officer of the Company is authorized to make all such arrangements, to do all acts and things and to sign and execute all documents and instruments in writing, whether under the corporate seal of the Company or otherwise, as may be considered necessary or advisable to give full force and effect to the foregoing, the execution of any such document or the doing of any such other act or thing being conclusive evidence of such determination."

Vote Required. For the Classification Resolution to be approved and confirmed, the Classification Resolution must be passed by the affirmative vote of a simple majority of the votes cast at the Meeting by the shareholders of the Company present at the Meeting in person or by proxy (subject to the tabulation of votes described in "What are the voting rights of ZeroStack shareholders?", "How many votes are needed for the proposals to pass?", "What is the effect of abstentions?" and "What are "broker non-votes" and what effect do they have on the proposals?" set forth above).

THE BOARD RECOMMENDS A VOTE "FOR" THE CLASSIFICATION RESOLUTION AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS A SHAREHOLDER HAS SPECIFIED CONTRARY INSTRUCTIONS IN THE PROXY.

PROPOSAL NO. 8 - APPROVAL OF ADJOURNMENT PROPOSAL

If the Meeting is convened and a quorum is present, but there are not sufficient votes to approve one or more of Proposals Nos. 1-7, or if there are insufficient votes to constitute a quorum, our proxy holders may move to adjourn or postpone the Meeting at that time in order to enable the Board to solicit additional proxies.

In this Proposal No. 8, we are asking our shareholders to authorize the adjournment or postponement of the Meeting by the Company from time to time to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the Meeting to approve one or more of Proposals Nos. 1-7 or if otherwise determined by the chairperson of the meeting to be necessary or appropriate. If our shareholders approve this Proposal No. 8, we could adjourn or postpone the Meeting and any adjourned or postponed session of the Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from our shareholders that have previously voted. Among other things, approval of this Proposal No. 8 could mean that, even if we had received proxies representing a sufficient number of votes to defeat one or more of Proposals Nos. 1-7, we could adjourn or postpone the Meeting without a vote on such Proposal and seek to convince our shareholders to change their votes in favor of such Proposal.

If it is necessary or appropriate (as determined in good faith by the Board) to adjourn or postpone the Meeting, no notice of the adjourned or postponed meeting is required to be given to our shareholders, other than an announcement at the Meeting of the time and place to which the Meeting is adjourned or postponed, so long as the meeting is adjourned or postponed for 30 days or less and no new record date is fixed for the adjourned or postponed meeting. At the adjourned or postponed meeting, we may transact any business which might have been transacted at the original meeting.

Interests of Directors and Executive Officers

Other than as specified above with respect to directors' and executive officers' interests in Proposals Nos. 1-7, none of the Company's directors or executive officers have any substantial interest, directly or indirectly, in this proposal except to the extent of their ownership of Common Shares.

Adjournment Resolution

At the Meeting, shareholders will be asked to consider and, if thought appropriate, pass, with or without variation, the following ordinary resolution to approve the Adjournment Proposal (the "Adjournment Resolution"):

"BE IT RESOLVED AS AN ORDINARY RESOLUTION THAT: the proposed Adjournment Resolution, as described in Proposal No. 8, hereby is, approved, confirmed and ratified in all respects."

Vote Required. For the Adjournment Resolution to be approved and confirmed, the Adjournment Resolution must be passed by the affirmative vote of a simple majority of the votes cast at the Meeting by the shareholders of the Company present at the Meeting in person or by proxy (subject to the tabulation of votes described in "What are the voting rights of ZeroStack shareholders?", "How many votes are needed for the proposals to pass?", "What is the effect of abstentions?" and "What are "broker non-votes" and what effect do they have on the proposals?" set forth above).

THE BOARD RECOMMENDS A VOTE "FOR" THE ADJOURNMENT RESOLUTION AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS A SHAREHOLDER HAS SPECIFIED CONTRARY INSTRUCTIONS IN THE PROXY.

WHERE TO GET ADDITIONAL INFORMATION

As a reporting company, we are subject to the informational requirements of the Exchange Act and Canadian securities laws and accordingly file our annual report (including audited consolidated financial statements), quarterly reports on Form 10-Q (management's discussion and analysis ("MD&A")), current reports on Form 8-K, proxy statements, and other information with the SEC and on the System for Electronic Document Analysis and Retrieval ("SEDAR+"). As an electronic filer, our public filings are maintained on the SEC's website at http://www.sec.gov/edgar and on SEDAR+ https://www.sedarplus.ca which contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC or on SEDAR+, as applicable.

Shareholders may contact the Company to request copies of the Company's financial statements and MD&A at ZeroStack Corp. Attention: Chief Financial Officer, 40 King Street West, Suite 2400, Toronto, Ontario, Canada M5H 3Y2.

COST OF PROXY STATEMENT

We will bear the cost of the solicitation of proxies on behalf of the Board. In addition to the use of the mail, proxies may be solicited by us personally, or by similar means. None of our directors, officers, or employees will be specifically compensated for those activities. We do not expect to pay any compensation for the solicitation of proxies. However, we will reimburse brokerage firms, custodians, nominees, fiduciaries, and other persons holding our shares in their names, or in the names of nominees, at approved rates for their reasonable expenses in forwarding proxy materials to beneficial owners of securities held of record by them and obtaining their proxies.

SHAREHOLDER COMMUNICATIONS

General. All interested parties, including shareholders, may communicate with the Company or our Board by letter addressed to ZeroStack Corp. Attention: Chief Financial Officer, 40 King Street West, Suite 2400, Toronto, Ontario, Canada M5H 3Y2. This centralized process assists our Board in reviewing and responding to communications in an appropriate manner. If an interested party would like the letter to be forwarded directly to the Chairman, or if no Chairman is listed, the members of the standing committees of the Board, he or she should so indicate. If no specific direction is indicated, the Chief Financial Officer of the Company will review the letter and forward it to the appropriate Board member(s).

Submission of Shareholder Proposals and Director Nominations for 2027 Annual Meeting of Shareholders. Pursuant to Rule 14a-8 under the Exchange Act, our shareholders may present proper proposals for inclusion in our proxy statement and form of proxy and for consideration at the next annual meeting by submitting their proposals to us in a timely manner. Any shareholder of the Company who wishes to present a proposal for inclusion in the proxy statement and form of proxy for action at the Meeting must comply with our Bylaws and the rules and regulations of the SEC and the OBCA, each as then in effect. Such proposals must be mailed to us at our offices at ZeroStack Corp. Attention: Chief Financial Officer, 40 King Street West, Suite 2400, Toronto, Ontario, Canada M5H 3Y2. Under the rules of the SEC, any shareholder proposal intended to be presented at the Meeting must be received no later than sixty days prior to the one-year anniversary of the Meeting in order to be considered for inclusion in our proxy statement and form of proxy relating to such meeting. Pursuant to the OBCA and the rules of the SEC, a shareholder must follow certain procedures to nominate persons for election as directors or to introduce an item of business at an annual meeting of shareholders. In order to be timely, we must receive notice of your intention to introduce a nomination or propose an item of business at our Meeting before the close of business on May 14, 2027. If we change the date of our Meeting by more than thirty days before, or more than thirty days after, the one-year anniversary of the Meeting, then the written notice of a shareholder proposal that is not intended to be included in our proxy statement must be delivered, or mailed and received, not later than the ninetieth day prior to our Meeting or, if later, the tenth day following the day on which public announcement of the date of such meeting is first made. You are advised to review our Bylaws, the OBCA and the applicable securities laws which contain additional requirements with respect to director nominees.

If a shareholder notifies us of an intent to present a proposal at the Meeting at any time after May 14, 2027 (and for any reason the proposal is voted on at that meeting), it may be considered untimely and our proxy holders will have the right to exercise discretionary voting authority with respect to the proposal, if presented at the meeting, without including information regarding the proposal in our proxy materials. Under the rules of the SEC, in the event we change the date of our Meeting by more than thirty days after the one-year anniversary of the Meeting, the deadline for a shareholder to submit a proposal for the Meeting is a reasonable time before we begin to print and send our proxy materials.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. If, however, any other business should properly come before the Meeting, the persons named as proxies will vote in their discretion as they may deem appropriate.

By order of the Board of Directors,

Daniel Reis-Faria
Chief Executive Officer

, 2026

Appendix A

Form of Plan of Conversion

PLAN OF CONVERSION

OF
ZEROSTACK CORP., AN ONTARIO CORPORATION,
INTO
ZEROSTACK CORP., A TEXAS CORPORATION

This PLAN OF CONVERSION (this "Plan"), dated as of [●] is hereby adopted by ZeroStack Corp., an Ontario corporation (the "Converting Entity"), in order to set forth the terms, conditions and procedures governing its conversion into, and continued existence as, ZeroStack Corp., a Texas corporation (the "Converted Entity"), pursuant to Title 1, Chapter 10, Subchapter C of the Texas Business Organizations Code (the "TBOC").

WHEREAS, the board of directors of the Converting Entity has approved this Plan and the conversion of the Converting Entity into the Converted Entity (the "Conversion"), has adopted such resolutions as required pursuant to the terms of the Ontario Business Corporations Act (the "OBCA"), and has submitted and recommended this Plan and the Conversion for approval by the shareholders of the Converting Entity, and the shareholders of the Converting Entity have validly approved this Plan and the Conversion in accordance with the requirements of the OBCA and the Articles of Incorporation, as amended, of the Converting Entity (the "Articles of Incorporation").

WHEREAS, on [●], in accordance with Section 181 of the OBCA, the Converting Entity applied to the Director under the OBCA for a continuance into the State of Texas.

NOW, THEREFORE, the Converting Entity does hereby adopt this Plan, as set forth below:

1. Plan of Conversion.

a. The name of the Converting Entity is "ZeroStack Corp.", an Ontario corporation. The Converting Entity was formerly known as "Flora Growth Corp.".

b. The name of the Converted Entity is "ZeroStack Corp.", a Texas corporation.

c. The Converting Entity is continuing its existence, without lapse or interruption, in the organizational form of a Texas for-profit corporation under the name "ZeroStack Corp."

d. The Converted Entity is to be a corporation and its jurisdiction of formation is the State of Texas.

e. As of the Effective Time (as defined in Section 2), automatically by virtue of the Conversion and without any further action on the part of any person, each common share, no par value per share, of the Converting Entity issued and outstanding or held in treasury immediately prior to the Effective Time shall be automatically converted into one share of common stock, par value $0.0001 per share, of the Converted Entity. At and after the Effective Time: (i) all of the outstanding certificates that immediately prior thereto represented issued and outstanding common shares of the Converting Entity shall be deemed for all purposes to evidence ownership of and to represent shares of common stock of the Converted Entity into which the shares represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Converted Entity and its transfer agent; and (ii) all of the issued and outstanding common shares of the Converting Entity that are in uncertificated book-entry form shall automatically become the number of shares of common stock of the Converted Entity into which such shares of the Converting Entity have been converted as herein provided in accordance with the customary procedures of the Converting Entity's transfer agent.

f. As of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, each employment letter or agreement, employee benefit plan or agreement, incentive compensation plan or agreement or other similar plan or agreement to which the Converting Entity is a party, or otherwise maintains, sponsors or contributes, shall continue to be a plan or agreement of the Converted Entity on the same terms and conditions and any references to the Converting Entity thereunder shall mean the Converted Entity on and after the Effective Time. To the extent that any such plan, letter or agreement provides for the issuance, or is otherwise based on the value, of common shares or other equity security of the Converting Entity, as of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, such plan or agreement shall be deemed to provide for the issuance, or be based on the value, of common stock or other equity security of the Converted Entity, respectively.

g. As of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, each agreement to which the Converting Entity is a party, shall continue to be an agreement of the Converted Entity on the same terms and conditions and any references to the Converting Entity thereunder shall, on and after the Effective Time, mean the Converted Entity.

2. Effective Time. The Conversion will be consummated under the TBOC by filing with the Secretary of State of the State of Texas (a) a Certificate of Conversion in the form required by the TBOC (the "Texas Certificate") and executed in accordance with the relevant provisions of the TBOC and (b) a Certificate of Formation in the form attached hereto as Exhibit A (the "Certificate of Formation"). The time specified on such Texas Certificate, 10:59 p.m. Central Time on [●], shall be the "Effective Time". Simultaneously with the filing of the Texas Certificate, the Converting Entity is authorized and empowered to take any such actions as may be necessary or prudent in connection with the Conversion under the OBCA.

3. Effects of the Conversion. The Conversion will have the effects set forth in the TBOC and, to the extent necessary, the OBCA, including without limitation the effects set forth in Section 1(c) of this Plan. The Converted Entity will be responsible for the payment of all of the Converting Entity's fees and taxes and will be responsible for all of its debts and liabilities.

4. Governance of the Converted Entity. On and after the Effective Time, the affairs of the Converted Entity shall be governed in accordance with the TBOC and the Certificate of Formation, and the Bylaws of the Converted Entity in substantially the form attached hereto as Exhibit B. Immediately after the Effective Time, the directors and officers of the Converting Entity shall continue as the directors and officers of the Converted Entity.

5. Foreign Qualifications of the Converted Entity. For the purpose of authorizing the Converted Entity to do business in any state, territory or dependency of the United States, or in any foreign country in which it is necessary or expedient for the Converted Entity to transact business, the officers of the Converted Entity are hereby authorized and empowered to appoint and substitute all necessary agents or attorneys for service of process, to designate and to prepare, execute, and file, for and on behalf of the Converted Entity, all necessary certificates, reports, powers of attorney, and other instruments as may be required by the laws of such state, territory, dependency or foreign country to authorize the Converted Entity to transact business therein, and whenever it is expedient for the Converted Entity to cease doing business therein and withdraw therefrom, to revoke any appointment of agent or attorney for service of process, and to file such certificates, reports, revocation of appointment or surrender of authority as may be necessary to terminate the authority of the Converted Entity to do business in any such state, territory, dependency or foreign country, and all actions taken by the officers of the Converted Entity prior to the Effective Time in furtherance of this Section 5 shall be, and each of them hereby is, approved, ratified and confirmed in all respects as the proper acts and deeds of the Converted Entity.

6. Third Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person or entity other than as expressly provided herein. It being understood that, notwithstanding anything to the contrary in this Plan, no provision of this Plan is intended to, or does, confer any rights or remedies on any current or former employee or other service provider of the Converting Entity (nor any other individual associated therewith) and none of such individuals shall be regarded for any purpose as a third party beneficiary to this Plan.

7. Severability. Whenever possible, each term and provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any term or provision of this Plan is held to be prohibited by or invalid under applicable law or in any jurisdiction, such term or provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan. Upon the determination that any term or provision of this Plan is invalid, illegal or unenforceable, such term or provision shall be deemed amended in such jurisdiction, without further action on the part of any person or entity, to the limited extent necessary to render the same valid, legal or enforceable.

[Signature Page Follows]

IN WITNESS WHEREOF, ZeroStack Corp., an Ontario corporation, has caused this Plan of Conversion to be executed by its duly authorized representative as of the date first stated above.

ZEROSTACK CORP.
an Ontario corporation

By: ____________________________________

Name:

Title:

Appendix B

Form of Texas Certificate of Formation

CERTIFICATE OF FORMATION
OF
ZEROSTACK CORP.

ZeroStack Corp., a corporation existing under the laws of the State of Texas (hereinafter called the "Corporation"), hereby certifies as follows:

1. ZeroStack Corp. (f/k/a Flora Growth Corp.), an Ontario corporation (the "Prior Entity"), with its registered office at 40 King Street, W Suite 2400, Toronto, Ontario, M5H 3S1, Canada, was originally incorporated on March 13, 2019.

2. The Prior Entity was converted into a corporation formed under the laws of the State of Texas under the name "ZeroStack Corp." on [●], 2026, pursuant to a plan of conversion under which the Prior Entity converted to the Corporation.

ARTICLE 1
ENTITY NAME AND TYPE

The name of the Corporation is ZeroStack Corp. The Corporation is a for-profit corporation.

ARTICLE 2
REGISTERED OFFICE AND AGENT

The address of the initial registered office of the Corporation in the State of Texas is CT Corporation System. The name of the Corporation's initial registered agent at such address is at 1999 Bryan St., Suite 900, Dallas, Texas 75201. The initial mailing address of the Corporation is [●].

ARTICLE 3
PURPOSE

The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Texas Business Organizations Code, as amended (the "TBOC"). The duration of the Corporation is perpetual.

ARTICLE 4
CAPITALIZATION

4.1 Capital Stock.

(a) Authorized Shares. The total number of shares of capital stock that the Corporation is authorized to issue is 1,000,000,000,000 shares, of which (i) 500,000,000,000 shares will be common stock, par value $0.0001 per share ("Common Stock"), and (ii) 500,000,000,000 shares will be preferred stock, par value $0.0001 per share ("Preferred Stock").

(b) Increase or Decrease in Authorized Shares. The number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of the holders of the class or classes the number of authorized shares of which are being increased or decreased, except (i) as may be required by the TBOC or (ii) if a vote by any holders of one or more series of Preferred Stock is required by the express terms of any series of Preferred Stock as provided for or fixed pursuant to the provisions of Section 4.3.

4.2 Common Stock.

(a) The holders of shares of Common Stock are entitled to one vote for each such share on each matter properly submitted to the shareholders on which the holders of shares of Common Stock are entitled to vote. Except as otherwise required by law or this certificate of formation (this "Certificate of Formation," which term, as used herein, means the certificate of formation of the Corporation, as amended from time to time, including the terms of any certificate of designation of any series of Preferred Stock), at any annual or special meeting of the shareholders the holders of shares of Common Stock shall have the right to vote for the election of directors and on all other matters properly submitted to a vote of the shareholders; provided, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Formation that relates solely to the terms, number of shares, powers, designations, preferences, or relative participating, optional or other special rights (including, without limitation, voting rights), or to qualifications, limitations or restrictions thereon, of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one more other such series, to vote thereon pursuant to this Certificate of Formation or pursuant to the TBOC.

(b) Subject to the rights of the holders of Preferred Stock, the holders of shares of Common Stock are entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the board of directors of the Corporation (the "Board of Directors") from time to time out of any assets or funds of the Corporation legally available therefor and shall share equally on a per share basis in such dividends and distributions.

(c) In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, and subject to the rights of the holders of Preferred Stock in respect thereof, the holders of shares of Common Stock are entitled to receive all the remaining assets of the Corporation available for distribution to its shareholders, ratably in proportion to the number of shares of Common Stock held by them.

4.3 Preferred Stock. The Preferred Stock may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board of Directors). The Board of Directors is further authorized, subject to limitations prescribed by law, to fix by resolution or resolutions and to set forth in a certificate of designation filed pursuant to the TBOC, the powers, designations, preferences, limitations and relative rights, including voting rights, of any wholly unissued series of Preferred Stock, including without limitation dividend rights, dividend rate, conversion rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any such series, and the number of shares constituting any such series.

4.4 Vote Required for Certain Matters. Except as otherwise required by this Certificate of Formation, and notwithstanding any provision of the TBOC to the contrary, (a) all classes or series of stock shall only be entitled to vote as a single class or series, and separate voting by class or series is not required, for the purpose of approving any matter, including in connection with any "fundamental action" or "fundamental business transaction" as defined in the TBOC, and (b) the approval of a "fundamental action" or "fundamental business transaction" as defined in the TBOC shall require the affirmative vote of the holders of at least a majority of the voting power of all of the outstanding shares of stock entitled to vote thereon, voting together as a single class.

ARTICLE 5
DIRECTORS

5.1 General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

5.2 Initial Board of Directors. The number of directors constituting the initial Board of Directors and the names and addresses of the person or persons who are to serve as directors until the first annual meeting of shareholders, or until their successors are elected and qualified, are as follows:

Name	Address
Daniel Reis-Faria	[●]
Michael Heinrich	[●]
Edward Woo	[●]
Laurence Zeifman	[●]
Manfred Leventhal	[●]

5.3 Number of Directors; Staggered Board; Election; Term.

(a) The number of directors that constitutes the entire Board of Directors shall be five.

(b) The Board of Directors shall be classified and the directors serving thereon shall be divided into three classes, designated Class I, Class II and Class III. Each class of directors serving on the Board of Directors shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. The initial division of the Board of Directors into classes shall be made by the decision of the affirmative vote of a majority of the Nominating and Corporate Governance Committee of the Board of Directors (the "Nominating and Corporate Governance Committee"). The initial term of the Class I directors shall terminate on the date of the 2027 Annual Meeting; the initial term of the Class II directors shall terminate on the date of the 2028 Annual Meeting; and the initial term of the Class III directors shall terminate on the date of the 2029 Annual Meeting. After the initial term of the Class I, Class II and Class III directors has expired, at each Annual Meeting thereafter, all directors of such class shall be elected for a three-year term.

(c) Except as provided in Section 5.5, the directors shall be elected at the annual meeting of the shareholders. Elections of directors need not be by written ballot unless the Bylaws of the Corporation (the "Bylaws") so provide. The right to cumulate votes in the election of directors shall not exist with respect to shares of stock of the Corporation.

(d) Each director elected shall hold office for the term for which he or she is elected and until his or her successor is elected and qualified or until his or her earlier death, resignation, or removal.

5.4 Removal. Subject to the rights of holders of any series of Preferred Stock with respect to the election of directors, a director may be removed from office by the shareholders only (i) for cause and (ii) upon the affirmative vote of the holders of at least two-thirds of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

5.5 Vacancies and Newly Created Directorships. Except as otherwise provided in the TBOC, vacancies occurring on the Board of Directors for any reason and newly created directorships resulting from an increase in the authorized number of directors may be filled in any manner permitted by the TBOC, including by (a) the Board of Directors at any meeting of the Board of Directors by vote of a majority of the remaining members of the Board of Directors, although less than a quorum, or (b) the sole remaining director, in each case to the extent permitted by the TBOC. A person so elected or appointed to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been assigned by the Board of Directors and until his or her successor shall have been duly elected and qualified.

ARTICLE 6
ACTION BY WRITTEN CONSENT; SPECIAL MEETINGS; ADVANCE NOTICE

6.1 Action by Written Consent of Shareholders. Subject to the rights of the holders of the shares of any series of Preferred Stock or any other class of stock or series thereof that have been expressly granted the right to take action by less than unanimous written consent, any action required or permitted by the TBOC to be taken at any annual or special meeting of shareholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, is signed by the holder or holders of all of the shares entitled to vote on the matter. Any such action taken by written consent must be delivered to the Corporation at its principal office.

6.2 Special Meetings. Except as otherwise expressly provided by the terms of any series of Preferred Stock permitting the holders of such series of Preferred Stock to call a special meeting of the holders of such series, special meetings of shareholders may be called only by the Board of Directors, the Chairperson of the Board of Directors, the Chief Executive Officer, the President, or by the holders of not less than 50% (or the highest percentage of ownership that may be set under the TBOC) of the Corporation's then outstanding shares of capital stock entitled to vote at such special meeting, in accordance with the provisions and requirements of the Bylaws. The Board of Directors may postpone or reschedule any previously scheduled special meeting at any time, before or after the notice for such meeting has been sent to the shareholders.

6.3 Advance Notice. Advance notice of shareholder nominations for the election of directors and of business to be brought by shareholders before any meeting of the shareholders shall be given in the manner provided in the Bylaws.

ARTICLE 7
ALTERATION OF BYLAWS

The Board of Directors is expressly authorized and empowered to alter, amend and repeal the Bylaws or adopt new Bylaws. The shareholders may not alter, amend and repeal the Bylaws or adopt new Bylaws unless such action is approved by the affirmative vote of the holders of at least two-thirds of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

ARTICLE 8
LIMITATION OF DIRECTOR AND OFFICER LIABILITY; INDEMNIFICATION

8.1 Limitation of Personal Liability. To the fullest extent permitted by the TBOC, as it presently exists or may hereafter be amended from time to time, a director or officer of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for any act or omission in the director's capacity as a director or the officer's capacity as an officer, as applicable. If the TBOC is amended to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the TBOC, as so amended. Any repeal or amendment of this Section 8.1 by the shareholders or by changes in law, or the adoption of any other provision of this Certificate of Formation inconsistent with this Section 8.1 will, unless otherwise required by the TBOC, be prospective only (except to the extent such amendment or change in law permits the Corporation to further limit or eliminate the liability of directors or officers) and shall not adversely affect any right or protection of a director of officer of the Corporation existing at the time of such repeal or amendment or adoption of such inconsistent provision with respect to acts or omissions occurring prior to such repeal or amendment or adoption of such inconsistent provision.

8.2 Indemnification. The Corporation shall have the power to indemnify to the fullest extent permitted by the TBOC any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he or she is or was a director, officer, employee, agent or other representative of the Corporation, any predecessor of the Corporation or any subsidiary or affiliate of the Corporation, or serves or served at any other enterprise as a director, officer, employee or agent at the request of the Corporation or any predecessor to the Corporation.

ARTICLE 9
EXCLUSIVE FORUM

9.1 Exclusive Forum. Unless the Corporation consents in writing to the selection of an alternative forum, the Business Court in the First Business Court Division of the State of Texas (the "Business Court") (or, if the Business Court determines that it lacks jurisdiction, the federal district court for the Northern District of Texas, Dallas Division) shall, to the fullest extent permitted by the TBOC, be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim for or based on a breach of a fiduciary duty owed by any current or former director, officer, other employee, agent or shareholder of the Corporation to the Corporation or the Corporation's shareholders, including a claim alleging the aiding and abetting of such a breach of fiduciary duty, (c) any action arising pursuant to any provision of the TBOC or this Certificate of Formation or the Bylaws or as to which the TBOC confers jurisdiction on the Business Court, (d) any action to interpret, apply, enforce or determine the validity of this Certificate of Formation or the Bylaws, (e) any action asserting a claim related to or involving the Corporation that is governed by the internal affairs doctrine, (f) any action asserting an "internal entity claim" as that term is defined in Section 2.115 of the TBOC, or (g) any other action within the jurisdiction of the Business Court, including any claims within the supplemental jurisdiction of the Business Court. Any person or entity purchasing or otherwise acquiring or holding any interest in shares of stock of the Corporation shall be deemed to have notice of, and have consented to, the provisions of this Section 9.1, and shall be deemed to have irrevocably and unconditionally agreed that the Business Court shall be the sole and exclusive forum for the resolution of the foregoing disputes to the fullest extent permitted by the TBOC. If any action the subject matter of which is within the scope of this Section 9.1 is filed in a court other than the Business Court (or, if the Business Court determines that it lacks jurisdiction, the federal district court for the Northern District of Texas, Dallas Division) (a "Foreign Action") by or in the name of any shareholder, such shareholder shall be deemed to have notice of, and have consented to, (i) the exclusive personal jurisdiction of the Business Court (or, if the Business Court determines that it lacks jurisdiction, the federal district court for the Northern District of Texas, Dallas Division) in connection with any action brought in any such court to enforce this Section 9.1 and (ii) having service of process made upon such shareholder in any such action by service upon such shareholder's counsel in the Foreign Action as agent for such shareholder. The existence of any prior consent to, or selection of, an alternative forum by the Corporation shall not act as a waiver of the Corporation's ongoing consent right as set forth in this Section 9.1 with respect to any current or future actions or claims. Failure to enforce the foregoing provisions would cause the Corporation irreparable harm and the Corporation shall be entitled to equitable relief, including injunctive relief and specific performance, to enforce the foregoing provisions. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

9.2 Waiver of Jury Trial. ANY PERSON OR ENTITY PURCHASING OR OTHERWISE ACQUIRING OR HOLDING ANY INTEREST IN SHARES OF STOCK OF THE CORPORATION SHALL BE DEEMED TO HAVE IRREVOCABLY AND UNCONDITIONALLY WAIVED ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL ACTION, PROCEEDING, CAUSE OF ACTION OR COUNTERCLAIM ASSERTING AN "INTERNAL ENTITY CLAIM" AS THAT TERM IS DEFINED IN SECTION 2.115 OF THE TBOC, AND TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OTHER LEGAL ACTION, PROCEEDING, CAUSE OF ACTION OR COUNTERCLAIM WITHIN THE SCOPE OF SECTION 9.1 OF THIS ARTICLE 9.

ARTICLE 10
AMENDMENTS

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Formation (including any rights, preferences or other designations of Preferred Stock), in the manner now or hereafter prescribed by this Certificate of Formation and the TBOC; and all rights, preferences and privileges herein conferred upon shareholders by and pursuant to this Certificate of Formation in its present form or as hereafter amended are granted subject to the right reserved in this Article 10.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Formation to be signed by its duly authorized representative as of this [●] day of [●], 2026.

By:________________________________________
Name: [●]
Title

Appendix C

Form of Texas Bylaws

BYLAWS

OF

ZEROSTACK CORP.

BYLAWS

OF

ZEROSTACK CORP.

ARTICLE 1
OFFICES

1.1 Registered Office

The principal office of ZeroStack Corp. (the "Corporation") shall be located at such place, within or without the State of Texas, as the board of directors of the Corporation (the "Board of Directors") may designate. The initial registered office and registered agent of the Corporation is set forth in the certification of formation of the Corporation (as the same may be amended from time to time, the "Certificate of Formation") and may be altered from time to time by resolution of the Board of Directors.

1.2 Other Offices

The Corporation may have such other offices, both within and without the State of Texas, as the Board of Directors may from time to time determine or as the business of the Corporation may require.

ARTICLE 2
MEETINGS OF SHAREHOLDERS

2.1 Place of Meetings

All meetings of the shareholders shall be held at such place, within or without the State of Texas, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. The Board of Directors may, in its discretion, determine that the meeting shall be held solely by means of remote communication as authorized by Section 6.002(a) of the Texas Business Organizations Code (the "TBOC"). If authorized by the Board of Directors, and subject to any guidelines and procedures adopted by the Board of Directors, shareholders not physically present at a shareholders' meeting may participate in the meeting by means of remote communication and may be considered present in person and may vote at the meeting, whether held at a designated place or solely by means of remote communication, subject to the conditions imposed by applicable law. In the absence of any such designation or determination, shareholders' meetings shall be held at the Corporation's principal executive office.

2.2 Annual Meetings

Annual meetings of shareholders shall be held on such date and time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which meeting the shareholders shall elect a Board of Directors and transact such other business as may properly be brought before the meeting. The Board of Directors may postpone, adjourn, reschedule or cancel (to the extent permitted under the TBOC) any previously scheduled annual meeting of shareholders, for any reason or no reason.

2.3 Special Meetings

(a) Special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Formation, may be called by (i) the Board of Directors, the Chairperson of the Board of Directors, the Chief Executive Officer, or the President of the Corporation or (ii) the Secretary of the Corporation as set forth in this Section 2.3. Other than procedural matters, no business may be transacted at any special meeting of shareholders other than the business specified in the notice of such meeting. The Board of Directors may postpone, adjourn, reschedule or cancel (to the extent permitted under the TBOC) any previously scheduled special meeting of shareholders, for any reason or no reason.

(b) A special meeting requested by one or more shareholders (a "Shareholder Requested Meeting") holding the requisite percentage specified in the Certificate of Formation (the "Requisite Percentage") shall be called by the Secretary only if the shareholders requesting such meeting provide the information set forth in Section 2.3(c) below and otherwise comply with this Section 2.3, as determined by the Board of Directors. For purposes of these Bylaws, any determination to be made by the Board of Directors may be made by the Board of Directors, a committee of the Board of Directors or any officer of the Corporation designated by the Board of Directors or a committee of the Board of Directors, and any such determination shall be final and binding on the Corporation, its shareholders and any other person so long as made in good faith, without any further requirements.

(c) In order for a Shareholder Requested Meeting to be called by the Secretary pursuant to Section 2.3(b), one or more written requests for a special meeting (individually or collectively, a "Special Meeting Request") signed and dated by the shareholder(s) that Own(s) (as defined in Section 2.3(f)) the Requisite Percentage (or its or their respective duly authorized agent) must be delivered to the Secretary at the principal executive office of the Corporation and must be accompanied by:

(i) in the case of any Shareholder Requested Meeting at which director nominations are proposed to be presented, the information and documentation required by Section 2.15, including any updates or supplements thereto required pursuant to Section 2.15, if applicable;

(ii) in the case of any Shareholder Requested Meeting at which any business other than director nominations is proposed to be presented, the information and documentation required by Section 2.14(a)(ii) (as though such provision were applicable to special meetings), as well as any updates or supplements thereto required pursuant to Section 2.14(a)(ii), if applicable; and

(iii) as to each shareholder of the Corporation signing such request, or if such shareholder is a nominee or custodian, the beneficial owner(s) on whose behalf such request is signed, an affidavit by each such person (A) stating the class or series and number of shares of capital stock of the Corporation that he, she, or it Owns as of the date such request was signed; and (B) agreeing to (I) update and supplement such affidavit as of the record date for the Shareholder Requested Meeting (and such update and supplement shall be delivered to the Secretary at the principal executive office of the Corporation not later than five Business Days (as defined below) after the record date for such Shareholder Requested Meeting) and as of the date that is ten Business Days prior to the date of the Shareholder Requested Meeting (and such update and supplement shall be delivered to the Secretary at the principal executive office of the Corporation not later than seven Business Days prior to the date of such Shareholder Requested Meeting) and (II) notify the Corporation promptly (and in any event within forty-eight (48) hours) in writing to the Secretary at the principal executive office of the Corporation of any disposition after the record date for such Shareholder Requested Meeting, but prior to the date of the Shareholder Requested Meeting. For purposes of these Bylaws, "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of Texas are authorized or obligated by law or executive order to close.

(d) One or more written requests for a special meeting delivered to the Secretary shall constitute a valid Special Meeting Request only if each such written request satisfies the requirements of this Section 2.3 and has been dated and delivered to the Secretary within 30 days of the earliest dated of such requests. Any requesting shareholder may revoke his, her, or its Special Meeting Request at any time by written revocation delivered to the Secretary at the principal executive office of the Corporation; provided, however, that if following such revocation, the unrevoked valid Special Meeting Requests represent in the aggregate less than the Requisite Percentage, there shall be no requirement to hold a Shareholder Requested Meeting. Except as otherwise provided by applicable law or except to the extent previously determined by the Board of Directors in connection with a Special Meeting Request, the chairperson of the Shareholder Requested Meeting shall have the power and duty (i) to determine whether any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this Section 2.3 and applicable law and (ii) if any proposed business was not made or proposed in compliance with this Section 2.3 and applicable law, to declare that such proposed business shall not be transacted.

(e) If none of the shareholders who submitted the Special Meeting Request, or their qualified representatives, appears in person (including virtually) at the Shareholder Requested Meeting and presents the matters to be presented for consideration that were specified in the Special Meeting Request, the Corporation need not present such matters for a vote at such meeting (notwithstanding that ballots or proxies in respect of such matter may have been received by the Corporation). For purposes of these Bylaws, to be considered a qualified representative of a shareholder, (i) a person must be a duly authorized officer, manager, or partner of such shareholder or must be authorized by a writing executed by such shareholder stating that such person is authorized to act for such shareholder as proxy at the meeting of shareholders; and (ii) prior to the presentation of such matters at the meeting of shareholders, such person must produce a valid government-issued photo identification, as well as either (A) proof that he, she, or it is a duly authorized officer, manager, or partner of such shareholder or (B) such writing (or a reliable reproduction or electronic transmission of the writing).

(f) For purposes of these Bylaws, a shareholder or beneficial owner shall be deemed to "Own" only those outstanding shares of the Corporation's capital stock as to which such person possesses both: (i) the full voting and investment rights pertaining to such shares and (ii) the full economic interest in (including the opportunity for profit from and the risk of loss on) such shares; provided that the number of shares calculated in accordance with clauses (i) and (ii) shall not include any shares (A) purchased by such person or any of its Affiliates (as defined below) in any transaction that has not been settled or closed; (B) sold short by such person or any of its Affiliates; (C) borrowed by such person or any of its Affiliates for any purpose or purchased by such person or any of its Affiliates pursuant to an agreement to resell or subject to any other obligation to resell to another person; or (D) subject to any option, warrant, forward contract, swap, contract of sale, or other derivative or similar agreement entered into by such person or any of its Affiliates, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of shares of outstanding capital stock of the Corporation, in any such case which instrument or agreement has, or is intended to have, or if exercised would have the purpose or effect of (I) reducing in any manner, to any extent, or at any time in the future, such person's or any of its Affiliates' full right to vote or direct the voting of any such shares, or (II) hedging, offsetting or altering to any degree any gain or loss arising from the full economic ownership of such shares by such person or any of its Affiliates. For purposes of these Bylaws, a shareholder or beneficial owner shall Own shares held in the name of a nominee or other intermediary so long as the person retains the right to instruct how the shares are voted with respect to the election of directors and possesses the full economic interest in the shares. For purposes of these Bylaws, a person shall be deemed to continue to Own shares during any period in which the person has delegated any voting power by means of a proxy, power of attorney, or other instrument or arrangement that is revocable at any time by the person. For purposes of these Bylaws, a person shall also be deemed to continue to Own shares during any period in which the person has loaned such shares, provided that the person has the power to recall such loaned shares on no more than five Business Days' notice, the person recalls the loaned shares no later than five Business Days after being notified that the Shareholder Requested Meeting will be held, and the person holds the recalled shares through the date of the Shareholder Requested Meeting. The determination of the extent to which a shareholder or beneficial owner "Owns" any shares of capital stock of the Corporation for these purposes shall be made by the Board of Directors. The terms "Owned," "Owning" and "Ownership" and other variations of the word "Own" shall have correlative meanings in these Bylaws. For purposes of these Bylaws, the term "Affiliates" shall have the meaning given in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

2.4 Notice of Shareholder Meetings

(a) Generally. Whenever shareholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which shareholders and proxy holders may be deemed to be present in person and vote at such meeting. Except as otherwise provided in the TBOC, the Certificate of Formation or these Bylaws, the written notice of any meeting of shareholders shall be given not less than 10 nor more than 60 days before the date of the meeting to each shareholder entitled to vote at such meeting as of the record date. If said notice is for a special meeting of shareholders, it shall in addition state the purpose or purposes for which the meeting is called, and the business transacted at such meeting shall be limited to the matters so stated in the Corporation's notice of meeting (or any supplement thereto). Any meeting of shareholders as to which notice has been given may be postponed, and any meeting of shareholders as to which notice has been given may be cancelled (to the extent permitted by the TBOC), by the Board upon public announcement (as defined below) given before the date previously scheduled for such meeting. Notwithstanding the foregoing, notice of a shareholder meeting regarding a "fundamental business transaction" (as defined in the TBOC) must (a) be given to each shareholder of the Corporation not later than 21 days prior to the meeting, regardless of whether the shareholder is entitled to vote on the matter, and (b) state that the purpose, or one of the purposes, of the meeting is to consider a fundamental business transaction. For purposes of these Bylaws, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or other national news service or in a document publicly filed or furnished by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act (or any successor thereto) or by such other means as is reasonably designed to inform the public or shareholders of the Corporation in general of such information, including posting on the Company's investor relations website.

(b) Notice By Electronic Transmission. Without limiting the manner by which notice otherwise may be given to shareholders pursuant to the TBOC, the Certificate of Formation or these Bylaws, any notice to shareholders given by the Corporation under any provision of the TBOC, the Certificate of Formation or these Bylaws shall be effective if given by a form of electronic transmission consented to by the shareholder to whom the notice is given. Any such consent shall be revocable by the shareholder by written notice to the Corporation. Any such consent shall be deemed revoked if (a) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent; (b) such inability becomes known to the Secretary or to the Corporation's transfer agent, or other person responsible for the giving of notice; provided, however, that the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action. Any notice given pursuant to this Section 2.4(b) shall be deemed given: (i) if by facsimile telecommunication, when transmitted to a number at which the shareholder has consented to receive notice; (ii) if by electronic mail, when transmitted to an electronic mail address at which the shareholder has consented to receive notice; (iii) if by a posting on an electronic network together with separate notice to the shareholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and (iv) if by any other form of electronic transmission, when communicated to the shareholder. An affidavit of the Secretary or of the Corporation's transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of this Section 2.4(b), an "electronic transmission" means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

(c) Notice to Shareholders Sharing an Address. To the extent permitted under the TBOC, without limiting the manner by which notice otherwise may be given to shareholders pursuant to the TBOC, the Certificate of Formation or these Bylaws, any notice to shareholders given by the Corporation under the provisions of the TBOC, the Certificate of Formation or these Bylaws shall be effective if given by a single written notice to shareholders who share an address if consented to by the shareholders at that address to whom such notice is given. Any such consent shall be revocable by the shareholder by written notice to the Corporation. Any shareholder who fails to object in writing to the Corporation within 60 days of having been given written notice by the Corporation of its intention to send the single written notice shall be deemed to have consented to receiving such single written notice.

(d) Waiver of Notice. Whenever notice is required to be given to shareholders, directors or other persons under any provision of the TBOC, the Certificate of Formation or these Bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person participates in or attends a meeting solely to object to the transaction of business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the shareholders or the board of directors, as the case may be, need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate of Formation or these Bylaws.

2.5 Quorum

The holders of at least one-third of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the shareholders for the transaction of business, except as otherwise provided by statute or by the Certificate of Formation.

If a quorum is not established at any meeting of the shareholders, then either (a) the chairperson of the meeting or (b) a majority of the shares present or represented by proxy and entitled to vote at the meeting shall have power to adjourn the meeting, from time to time and without notice other than announcement at the meeting as further described in Section 2.6, until a quorum is established.

2.6 Adjourned Meetings; Notice

When a meeting is adjourned to another time or place, unless these Bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which shareholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting.

2.7 Chairperson of Meetings; Conduct of Business

Unless otherwise determined by the Board of Directors, the Chairperson of the Board of Directors shall act as chairperson of any meetings of shareholders. Only the Board of Directors may determine who shall act as chairperson of any meeting of shareholders. In the absence of such designation, the Chairperson of the Board of Directors, if any, the Chief Executive Officer (in the absence of the Chairperson of the Board of Directors) or the President (in the absence of the Chairperson of the Board of Directors and the Chief Executive Officer), or in their absence any other executive officer of the Corporation, shall serve as chairperson of the shareholder meeting. The Secretary of the Corporation shall act as secretary of the meeting. If the Secretary of the Corporation is not present, the chairperson of the meeting shall appoint a secretary of the meeting.

The Board of Directors may adopt such rules and regulations for the conduct of the meeting of shareholders as it shall deem appropriate. Unless otherwise determined by the Board of Directors prior to the meeting, the chairperson of the meeting shall determine the order of business and shall have the authority in his or her discretion to regulate the conduct of any such meeting, including (a) convening the meeting, concluding the meeting and rescheduling, recessing or adjourning the meeting, regardless of whether a quorum is present, to a later date and time and at a place, if any, announced at the meeting, (b) announcing the date and time of the opening and the closing of the polls for each matter upon which the shareholders will vote, (c) imposing restrictions on the persons (other than shareholders of record of the Corporation or their duly appointed proxies) who may attend any such meeting, (d) establishing procedures for the dismissal of business not properly presented, (e) maintaining order at the meeting and safety of those present, (f) restricting entry to the meeting after the time fixed for commencement, (g) limiting the circumstances in which any person may make a statement or ask questions, and the time allotted thereto, at any meeting of shareholders, (h) removing any shareholder or any other individual who refuses to comply with meeting rules, regulations or procedures, (i) restricting the use of audio and video recording devices, cell phones and other electronic devices, (j) establishing rules, regulations or procedures for compliance with any state or local laws or regulations, including those concerning safety, health and security, and (k) implementing procedures (if any) requiring attendees to provide the Corporation advance notice of their intent to attend the meeting.

2.8 Voting

(a) Except as otherwise provided by the TBOC or the Certificate of Formation, each shareholder shall be entitled to one vote for each outstanding share of capital stock of the Corporation held by such shareholder. Any share of capital stock of the Corporation held by the Corporation shall have no voting rights. Except as otherwise provided by the TBOC, the Certificate of Incorporation or these Bylaws, in all matters other than the election of directors, the affirmative vote of the majority of the shares of capital stock of the Corporation present in person or by means of remote communication (if applicable) or represented by proxy at the meeting and entitled to vote on the subject matter, voting as a single class, shall be the act of the shareholders. Subject to the rights of the holders of any series of preferred stock to elect additional directors under specific circumstances, nominees for director shall be elected by a majority of votes cast at any meeting for the election of directors at which a quorum is present. For purposes of these Bylaws, a "majority of votes cast" shall mean that the number of shares of capital stock of the Corporation voted "for" a nominee's election exceeds the number of shares of capital stock of the Corporation voted "against" such nominee's election, with abstentions and broker non-votes not counted as votes cast either "for" or "against" such nominee's election. Shares abstaining from voting on a matter and broker non-votes will be counted for purposes of determining a quorum but will not count as votes cast. Notwithstanding the foregoing, in the event of a contested election, nominees for director shall be elected by a plurality of votes cast by holders of shares of capital stock of the Corporation entitled to vote in the election of directors at a meeting at which a quorum is present. For purposes of these Bylaws, a "contested election" shall mean an annual or special meeting of the Corporation with respect to which (i) the Secretary of the Corporation receives a notice that a shareholder has nominated or intends to nominate a person for election to the Board of Directors in compliance with the requirements for shareholder nominees for director set forth in Section 2.14 or under applicable law and (ii) such nomination has not been withdrawn by such shareholder on or prior to the 10th day before the Corporation first mails its notice of meeting for such meeting to the shareholders.

(b) If a nominee for director who is an incumbent director fails to receive a majority of votes cast and no successor has been elected at such meeting, the director shall promptly tender his or her resignation to the Board of Directors. The Nominating and Corporate Governance Committee of the Board of Directors (the "Nominating and Corporate Governance Committee") shall consider the tendered resignation and recommend to the Board of Directors whether to accept it. The Board of Directors shall consider and act on the tendered resignation, taking into account the Nominating and Corporate Governance Committee's recommendation, within 90 days following certification of the shareholder vote, and thereafter shall promptly disclose its decision whether to accept the director's tendered resignation (and, if applicable, the reasons for rejecting the resignation) in a public announcement. Any director who tenders his or her resignation pursuant to this provision shall not participate in the Nominating and Corporate Governance Committee's recommendation or the decision of the Board of Directors with respect to his or her resignation. If such incumbent director's resignation is not accepted by the Board of Directors, such director shall continue to serve until the next annual meeting of shareholders, or his or her earlier death, resignation or removal. If a director's resignation is accepted by the Board of Directors pursuant to these Bylaws, or if a nominee for director fails to receive a majority of votes cast and the nominee is not an incumbent director, then the Board of Directors, in its sole discretion, may fill any resulting vacancy pursuant to the provisions of these Bylaws or may decrease the size of the Board of Directors.

2.9 Shareholder Action by Written Consent Without a Meeting

Subject to the rights of the holders of the shares of any series of preferred stock or any other class of stock or series thereof that have been expressly granted the right to take action by less than unanimous written consent, unless otherwise provided in the Certificate of Formation, any action required or permitted by the TBOC to be taken at any annual or special meeting of shareholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, is signed by the holder or holders of all of the shares entitled to vote on the matter. Any such action taken by written consent must be delivered to the Corporation at its principal office.

2.10 Closing of Transfer Records and Fixing Record Date

For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any distribution, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors may provide that the transfer records shall be closed for a stated period but not to exceed, in any case, 60 days. If the transfer records shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such ledger shall be closed for at least 10 days immediately preceding such meeting. In lieu of closing the transfer records, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than 60 days, and, in case of a meeting of shareholders, not less than 10 days (or such longer period or may be required by the TBOC), prior to the date on which the particular action requiring such determination of shareholders is to be taken. If the transfer records are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a distribution, the date on which notice of the meeting is given to shareholders or the date on which the resolution of the Board of Directors declaring such distribution is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Section 2.10, such determination shall apply to any adjournment thereof, except where the determination has been made through the closing of the transfer records and the stated period of closing has expired.

2.11 Voting List

The officer who has charge of the stock ledger of the Corporation shall prepare, no later than the 11th day before every meeting of shareholders, a complete list of the shareholders entitled to vote at the meeting or any adjournment thereof, arranged in alphabetical order, and showing the address of each shareholder, the type of shares held by each shareholder, the number of shares held by each shareholder, and the number of votes that each shareholder is entitled to if the number of votes is different from the number of shares held.

The Corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be kept on file at the registered office or principal executive office of the Corporation for a period of at least 10 days prior to the date of the applicable meeting, and shall be open to the examination of any shareholder for any purpose germane to the meeting for a period of at least 10 days prior to the meeting (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (b) during ordinary business hours, at the Corporation's principal place of business. In the event that the Corporation determines to make the list available on an electronic network, the Corporation must take reasonable steps to ensure that such information is available only to shareholders of the Corporation. Such list shall be prima facie evidence of which shareholders are entitled to vote at the meeting.

2.12 Proxies

Each shareholder entitled to vote at a meeting of shareholders may authorize another person or persons to act for such shareholder by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after 11 months from its date, unless the proxy provides for a longer period. A proxy shall be revocable unless the proxy form conspicuously states on its face that it is irrevocable and the proxy is coupled with an interest. A written proxy may be in any form of electronic transmission permitted under the TBOC which sets forth or is submitted with information from which it can be determined that the electronic transmission was authorized by the person as provided in Section 21.367 of the TBOC. Any shareholder directly or indirectly soliciting proxies from other shareholders may use any proxy card color other than white, which shall be reserved for the exclusive use by the Board of Directors.

2.13 Inspector of Election

The Corporation may, and to the extent required by the TBOC, shall, in advance of any meeting of shareholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of shareholders, the person presiding at the meeting may, and to the extent required by the TBOC, shall, appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. Every vote taken by ballots shall be counted by an inspector or inspectors appointed by the chairperson of the meeting.

2.14 Advance Notice of Proposals

(a) Annual Meetings of Shareholders. No business may be transacted at an annual meeting of shareholders, other than business that is either (i) specified in the Corporation's notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the annual meeting by or at the direction of the Board of Directors or (iii) otherwise properly brought before the annual meeting by any shareholder of the Corporation (A) who is a shareholder of record entitled to vote at such annual meeting on the date of the giving of the notice provided for in this Section 2.14(a), on the record date for the determination of shareholders entitled to vote at such annual meeting and on the date of the annual meeting and (B) who complies with the notice procedures set forth in this Section 2.14(a). Notwithstanding anything in this Section 2.14(a) to the contrary, only persons nominated for election as a director to fill any term of a directorship that expires on the date of the annual meeting pursuant to Section 2.15 will be considered for election at such meeting.

(i) In addition to any other applicable requirements, for business (other than director nominations) to be properly brought before an annual meeting by a shareholder, such shareholder must have given timely notice thereof in proper written form to the Secretary and such business must otherwise be a proper matter for shareholder action. Subject to Section 2.14(a)(iii), a shareholder’s notice to the Secretary with respect to such business, to be timely, must be received by the Secretary at the principal executive office of the Corporation not earlier than the close of business on the 120th day nor later than the close of business on the 90th day before the anniversary date of the immediately preceding annual meeting of shareholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date (or if there has been no prior annual meeting), notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (A) the close of business on the 90th day before the meeting and (B) the close of business on the tenth day following the day on which public announcement of the date of the annual meeting is first made by the Corporation. The public announcement of an adjournment, recess, rescheduling or postponement of an annual meeting shall not commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described in this Section 2.14(a).

(ii) To be in proper written form, a shareholder's notice to the Secretary with respect to any business (other than director nominations) to bring before any annual meeting of shareholders must set forth as to each such matter such shareholder proposes to bring before the annual meeting (A) a brief description of the business desired to be brought before the annual meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event such business includes a proposal to amend these Bylaws, the language of the proposed amendment) and the reasons for conducting such business at the annual meeting, (B) the name and record address of such shareholder and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (C) the class or series and number of shares of capital stock of the Corporation that are owned beneficially and of record by such shareholder and by the beneficial owner, if any, on whose behalf the proposal is made, (D) a description of all agreements, arrangements or understandings (whether written or oral) between or among such shareholder and the beneficial owner, if any, on whose behalf the proposal is made and any other person or persons (including their names and addresses) in connection with the proposal of such business by such shareholder, (E) any material interest, direct or indirect, of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made in such business, other than an interest arising from the ownership of Corporation securities where such shareholder or such beneficial owner receives no extra or special benefit not shared on a pro rata basis by all other holders of the same class or series, and (F) a representation that such shareholder (or a qualified representative of such shareholder) intends to appear in person or by proxy at the annual meeting to bring such business before the meeting. As to the shareholder giving the notice and each beneficial owner, if any, on whose behalf the proposal is made (including any Affiliate or Associate (as defined below)), such shareholder's notice must set forth: (I) the name and address of the shareholder proposing such business as they appear on the Corporation's books as of the date of the notice and the name and address of such beneficial owner, if any; (II) the class or series and number of shares of the Corporation that are, directly or indirectly, owned beneficially or of record (within the meaning of Rule 13d-3 under the Exchange Act) by such shareholder and such beneficial owner, if any (except that any such person shall in all events be deemed to beneficially own any shares of any class or series of the Corporation as to which such person has a right to acquire beneficial ownership at any time in the future); (III) a description of any agreement, arrangement, understanding, or relationship with respect to the proposal between or among such shareholder or such beneficial owner and any of their respective Affiliates or Associates; (IV) a description of any proxy, contract, agreement, arrangement, understanding, or relationship pursuant to which such shareholder and such beneficial owner, if any, has a right to vote any shares of any security of the Corporation; (V) a description of any agreement, arrangement, understanding, or relationship (including any hedging transactions and any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, and borrowed or loaned shares (a "Derivative Instrument")) directly or indirectly owned beneficially by such shareholder and such beneficial owner, if any, whether or not such instrument or right shall be subject to settlement in underlying shares of capital stock of the Corporation, the effect or intent of which is to mitigate loss to, manage risk, or benefit from share price changes for, or increase or decrease the voting power of, such shareholder or such beneficial owner, with respect to securities of the Corporation; (VI) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such shareholder or beneficial owner, if any, is a general partner or, directly or indirectly, beneficially owns an interest in a general partner; (VII) any performance-related fees (other than an asset-based fee) that such shareholder or beneficial owner, if any, is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, as of the date of such notice, including any such interests held by members of such shareholder's or beneficial owner's immediate family sharing the same household; (VIII) any rights to distributions or dividends on the shares of the Corporation owned beneficially by such shareholder or beneficial owner, if any, that are separated or separable from the underlying shares of the Corporation; (IX) a representation as to whether such shareholder or such beneficial owner, if any, intends or is part of a group that intends to (1) deliver a proxy statement and form of proxy to the Corporation's shareholders or (2) otherwise solicit proxies or votes from shareholders in support of such proposal; and (X) any other information relating to such shareholder and such beneficial owner, if any, required to be disclosed in a proxy statement required to be made in connection with a contested solicitation of proxies for the proposal pursuant to and in accordance with Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of these Bylaws, the term "Associates" shall have the meaning given in Rule 12b-2 under the Exchange Act. A shareholder providing notice of any business proposed to be brought before a meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.14 shall be true and correct in all material respects as of the record date for the meeting and as of the date that is ten Business Days prior to the meeting or any adjournment, recess, rescheduling, or postponement thereof. Such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive office of the Corporation (x) not later than five Business Days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date), and (y) not later than seven Business Days prior to the date for the meeting or any adjournment, recess, rescheduling, or postponement thereof (in the case of the update and supplement required to be made as of ten Business Days prior to the meeting or any adjournment, recess, rescheduling, or postponement thereof).

(iii) The foregoing notice requirements of this Section 2.14(a) shall be deemed satisfied by a shareholder as to any proposal (other than director nominations) if the shareholder has notified the Corporation of such shareholder's intention to present such proposal at an annual meeting in compliance with Rule 14a-8 (or any successor thereof) of the Exchange Act, and such shareholder has complied with the requirements of such rule for inclusion of such proposal in a proxy statement prepared by the Corporation to solicit proxies for such annual meeting. If the Board of Directors or the chairperson of the annual meeting determines that any shareholder proposal was not made in accordance with the provisions of this Section 2.14(a) or that the information provided in a shareholder's notice does not satisfy the information requirements of this Section 2.14(a), such proposal shall not be presented for action at the annual meeting. Further, the Board of Directors may, in its discretion, exclude from any proxy materials sent to shareholders any matters that may properly be excluded under the Exchange Act, Securities and Exchange Commission rules, or other applicable laws. Notwithstanding the foregoing provisions of this Section 2.14(a), if the shareholder (or a qualified representative of the shareholder) does not appear at the annual meeting of shareholders of the Corporation to present the proposed business, such proposed business shall not be transacted, notwithstanding that proxies in respect of such matter may have been received by the Corporation.

(iv) In addition to the provisions of this Section 2.14(a), a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Section 2.14(a) shall be deemed to affect any rights of shareholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

(b) Special Meetings of Shareholders. Other than procedural matters, only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of shareholders at which directors are to be elected pursuant to the Corporation's notice of meeting only pursuant to Section 2.15.

2.15 Advance Notice for Nomination of Directors

(a) Subject in all respects to the provisions of the Certificate of Formation, only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation, except as may be otherwise provided by the terms of one or more series of preferred stock with respect to the rights of holders of one or more series of preferred stock to elect directors. Nominations of persons for election to the Board of Directors at any annual meeting of shareholders, or at any special meeting of shareholders called for the purpose of electing directors as set forth in the Corporation's notice of such special meeting, may be made (i) by or at the direction of the Board of Directors or (ii) by any shareholder of the Corporation (A) who is a shareholder of record entitled to vote in the election of directors on the date of the giving of the notice provided for in this Section 2.15, on the record date for the determination of shareholders entitled to vote at such meeting and at the time of such meeting and (B) who complies with the notice procedures and other requirements set forth in this Section 2.15 and with applicable law.

(b) In addition to any other applicable requirements, for a nomination to be made by a shareholder, such shareholder must have given timely notice thereof in proper written form to the Secretary. To be timely, a shareholder's notice to the Secretary must be received by the Secretary at the principal executive office of the Corporation (i) in the case of an annual meeting, not earlier than the close of business on the 120th day nor later than the close of business on the 90th day before the anniversary date of the immediately preceding annual meeting of shareholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date (or if there has been no prior annual meeting), notice by the shareholder to be timely must be so received no earlier than the close of business on the 120th day before the meeting and no later than the later of (A) the close of business on the 90th day before the meeting and (B) the close of business on the tenth day following the day on which public announcement of the date of the annual meeting was first made by the Corporation; and (ii) in the case of a special meeting of shareholders called for the purpose of electing directors, not later than the close of business on the tenth day following the day on which public announcement of the date of the special meeting is first made by the Corporation. In no event shall the public announcement of an adjournment, recess, rescheduling or postponement of an annual meeting or special meeting commence a new time period (or extend any time period) for the giving of a shareholder's notice as described in this Section 2.15.

(c) Notwithstanding anything in paragraph (b) to the contrary, in the event that the number of directors to be elected to the Board of Directors at an annual meeting is greater than the number of directors whose terms expire on the date of the annual meeting and there is no public announcement by the Corporation naming all of the nominees for the additional directors to be elected or specifying the size of the increased Board of Directors before the close of business on the 90th day prior to the anniversary date of the immediately preceding annual meeting of shareholders, a shareholder's notice required by this Section 2.15 shall also be considered timely, but only with respect to nominees for the additional directorships created by such increase that are to be filled by election at such annual meeting, if it shall be received by the Secretary at the principal executive office of the Corporation not later than the close of business on the tenth day following the date on which such public announcement was first made by the Corporation.

(d) To be in proper written form, a shareholder's notice to the Secretary must (i) set forth as to each person whom the shareholder proposes to nominate for election as a director (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class or series and number of shares of capital stock of the Corporation that are owned beneficially or of record by the person, (D) any other information relating to the person that would be required to be disclosed in a proxy statement required to be made in connection with solicitations of proxies in an election contest pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder and (E) a complete and accurate description of all direct and indirect compensation and other material monetary agreements, arrangements, and understandings (whether written or oral) during the past three years, and any other material relationships between or among such shareholder and beneficial owner, if any, and their respective Affiliates and Associates, on the one hand, and each proposed nominee, and his or her respective Affiliates and Associates, on the other hand, including all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K of the Securities Act of 1933, as amended, if the shareholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any Affiliate or Associate thereof, were the "registrant" for purposes of such rule and the nominee were a director or executive officer of such registrant; and (ii) be accompanied by (A) a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected and (B) a completed signed questionnaire and written representation and agreement, as required by Section 2.15(g). The Corporation may require any proposed nominee to furnish such other information as the Corporation may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation and that the Corporation believes could be material to a reasonable shareholder's understanding of the independence (both from management and from the shareholder and beneficial owner, if any) and qualifications of such proposed nominee. As to the shareholder giving the notice and each beneficial owner, if any, on whose behalf the nomination is made (including any Affiliate or Associate), such shareholder's notice must set forth: (I) the information required by Section 2.14(a)(ii)(I) through (II) and (IV) through (VIII) of these Bylaws, (II) a description of all arrangements or understandings relating to the nomination to be made by such shareholder among such shareholder, the beneficial owner, if any, on whose behalf the nomination is made, and any of their respective Affiliates or Associates, each proposed nominee and any other person or persons (including their names), (III) a representation that such shareholder (or a qualified representative of such shareholder) intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and a representation that such beneficial owner, if any, is the beneficial owner of stock of the Corporation and (IV) any other information relating to such shareholder and the beneficial owner, if any, on whose behalf the nomination is made that would be required to be disclosed in a proxy statement required to be made in connection with solicitations of proxies in an election contest pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. A shareholder providing notice of any nomination proposed to be brought before a meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.15(d) shall be true and correct in all material respects as of the record date for the meeting and as of the date that is ten Business Days prior to the meeting or any adjournment, recess, rescheduling, or postponement thereof. Such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive office of the Corporation (x) not later than five Business Days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date) and (y) not later than seven Business Days prior to the date for the meeting or any adjournment, recess, rescheduling, or postponement thereof (in the case of the update and supplement required to be made as of ten Business Days prior to the meeting or any adjournment, recess, rescheduling, or postponement thereof).

(e) If the Board of Directors or the chairperson of the meeting of shareholders determines that any nomination was not made in accordance with the provisions of this Section 2.15, or that the information provided in a shareholder's notice does not satisfy the information requirements of this Section 2.15, then such nomination shall not be considered at the meeting in question. Notwithstanding the foregoing provisions of this Section 2.15, if the shareholder (or a qualified representative of the shareholder) does not appear at the meeting of shareholders of the Corporation to present the nomination, such nomination shall be disregarded, notwithstanding that proxies in respect of such nomination may have been received by the Corporation.

(f) In addition to the provisions of this Section 2.15, a shareholder shall also comply with all of the applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder related to the submission of director nominations and related solicitation of proxies. Nothing in this Section 2.15 shall be deemed to affect any rights of the holders of preferred stock to elect directors pursuant to the Certificate of Formation.

(g) To be eligible to be a nominee for election or reelection as a director of the Corporation pursuant to this Section 2.15, a proposed nominee must deliver (in accordance with the time periods prescribed for delivery of notice under these Bylaws and applicable law) to the Secretary at the principal executive office of the Corporation (i) a written questionnaire (in the form provided by the Secretary upon written request by a shareholder of record) with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made and (ii) a written representation and agreement (in the form provided by the Secretary upon written request by a shareholder of record) that such person (A) is not and will not become a party to (I) any agreement, arrangement, or understanding (whether written or oral) with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote in such capacity on any issue or question (a "Voting Commitment") that has not been disclosed to the Corporation or (II) any Voting Commitment that could limit or interfere with such person's ability to comply, if elected as a director of the Corporation, with such person's fiduciary duties under applicable law; (B) is not and will not become a party to any agreement, arrangement, or understanding (whether written or oral) with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement, or indemnification in connection with such person's nomination, candidacy, service, or action as a director of the Corporation that has not been disclosed to the Corporation; and (C) would be in compliance, if elected as a director of the Corporation, and will comply with all applicable law, applicable stock exchange rules, the Corporation's Code of Business Conduct and Ethics, and any other policies and guidelines of the Corporation applicable to members of the Board of Directors and any applicable Board of Directors committee(s).

(h) Notwithstanding anything herein to the contrary, if (i) any shareholder providing notice pursuant to this Section 2.15 or each beneficial owner, if any, on whose behalf the nomination is made (including any Affiliate or Associate) provides notice pursuant to Rule 14a-19(b) under the Exchange Act with respect to any proposed nominee and (ii) (A) such person subsequently either (I) notifies the Corporation that such person no longer intends to solicit proxies in support of the election or reelection of such proposed nominee in accordance with Rule 14a-19(b) under the Exchange Act or (II) fails to comply with the requirements of Rule 14a-19(a)(2) or Rule 14a-19(a)(3) under the Exchange Act (or fails to timely provide reasonable evidence sufficient to satisfy the Corporation that such person has met the requirements of Rule 14a-19(a)(3) under the Exchange Act in accordance with the following sentence) and (B) no other shareholder that has provided notice pursuant to this Section 2.15 or any beneficial owner, if any, on whose behalf the nomination was made (including any Affiliate or Associate) has provided notice pursuant to Rule 14a-19(b) under the Exchange Act with respect to such proposed nominee (I) to the Corporation's knowledge based on information provided pursuant to Rule 14a-19 under the Exchange Act or these Bylaws, still intends to solicit proxies in support of the election or reelection of such proposed nominee in accordance with Rule 14a-19(b) under the Exchange Act and (II) has complied with the requirements of Rule 14a-19(a)(2) and Rule 14a-19(a)(3) under the Exchange Act and the requirements set forth in the following sentence, then the nomination of such proposed nominee shall be disregarded and no vote on the election of such proposed nominee shall occur (notwithstanding that proxies in respect of such vote may have been received by the Corporation). Upon request by the Corporation, if any shareholder providing notice pursuant to this Section 2.15 or each beneficial owner, if any, on whose behalf the nomination is made (including any Affiliate or Associate) provides notice pursuant to Rule 14a-19(b) under the Exchange Act, such person shall deliver to the Secretary, no later than five Business Days prior to the applicable meeting date, reasonable evidence that the requirements of Rule 14a-19(a)(3) under the Exchange Act have been satisfied.

ARTICLE 3
DIRECTORS

3.1 General Powers

The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, except as may be otherwise provided in the TBOC or the Certificate of Formation.

3.2 Number and Tenure

The Board of Directors shall consist of one or more members, each of whom shall be a natural person. Directors need not be shareholders of the Corporation. Unless the Certificate of Formation fixes the number of directors, the number of directors shall be determined from time to time solely by resolution of the Board of Directors. No reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires.

The directors shall be elected at each annual meeting of the shareholders, except as provided in Section 3.3, and each director elected shall hold office until the next succeeding annual meeting and until such director's successor is duly elected and qualified, or until such director's earlier death, resignation or removal; provided, however, that if the directors are divided into classes, a director so elected shall hold office until the next election of the class for which such director has been elected and until his or her successor is duly elected and qualified, or until their earlier death, resignation or removal.

3.3 Resignation and Vacancies

Any director may resign at any time upon notice given in writing or by electronic transmission to the Corporation; provided, however, that if such notice is given by electronic transmission, such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the director. A resignation is effective when the resignation is received by the Corporation unless the resignation specifies a later effective date or an effective date determined upon the occurrence of a future event. Acceptance of such resignation shall not be necessary to make it effective. A resignation which is conditioned upon the director failing to receive a specified vote for reelection as a director may provide that it is irrevocable. Unless otherwise provided in the Certificate of Formation or these Bylaws, when one or more directors resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, with such appointments to take effect when such resignation or resignations shall become effective.

Except as otherwise provided by the TBOC and subject to the rights granted to one or more series of preferred stock then outstanding, vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and qualified, or until their earlier death, resignation or removal; provided, however, that if the directors are divided into classes, a director so appointed to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director has been appointed and until his or her successor is duly elected and qualified, or until their earlier death, resignation or removal. Notwithstanding the foregoing, except as may be permitted under the TBOC, during the period between two successive annual meetings of shareholders, the Board of Directors may not fill more than two vacancies created by an increase in the number of directors. If there are no directors in office, then an election of directors may be held in the manner provided by the TBOC.

3.4 Removal

At any meeting of shareholders called expressly for the purpose of removing a director or directors, any director or the Whole Board may be removed, but for cause only (removal of directors without cause being expressly prohibited), by a vote of the holders of at least two-thirds of the voting power of all of the shares then entitled to vote in the election of directors, voting together as a single class. For purposes of these Bylaws, the term "Whole Board" shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships.

3.5 Location of Meetings; Meetings by Telephone

The Board of Directors may hold meetings, both regular and special, either within or without the State of Texas.

Unless otherwise restricted by the Certificate of Formation or these Bylaws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting had not been lawfully called or convened.

3.6 Regular Meetings

Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by resolution of the Board of Directors.

3.7 Special Meetings; Notice

Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the Chairperson of the Board of Directors, the Chief Executive Officer, the President, the Secretary or upon written request of two or more directors, at such times and places as he or she or they shall designate.

Notice of the time and place of special meetings shall be (a) delivered personally by hand, by courier or by telephone; (b) sent by United States first-class mail, postage prepaid; or (c) if the director has consented, sent by electronic mail, directed to each director at that director's address, telephone number or electronic mail address, as the case may be, as shown on the Corporation's records.

If the notice is delivered personally by hand, delivered by courier or by telephone, or sent by electronic mail, it shall be delivered or sent at least 24 hours before the time of the holding of the meeting. If the notice is sent by United States mail, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. Any oral notice may be communicated to the director. The notice need not specify the place of the meeting (if the meeting is to be held at the Corporation's principal executive office) nor the purpose of the meeting.

3.8 Quorum; Voting

At all meetings of the Board of Directors, a majority of the Independent Directors then in office shall constitute a quorum for the transaction of business, provided that such majority constitutes at least one-third of the Whole Board (or, if lower, the minimum number of directors required for a quorum under the TBOC). If a quorum is not present at any meeting of the Board of Directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting. As used herein, "Independent Directors" means directors who are "independent" under applicable rules and regulations of the national securities exchange (as defined in Section 1.002(55-a) of the TBOC) on which the Corporation's common stock, par value $0.0001 per share, is listed or was most recently listed.

The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute, the Certificate of Formation or these Bylaws. To the maximum extent permitted by the TBOC, in the event a director or directors abstain or are disqualified from a vote, the majority vote of the director or the directors not abstaining or disqualified from voting, whether or not such director or directors constitute a quorum, shall be the act of the Board of Directors.

3.9 Action by Board or Committees Without a Meeting

Unless otherwise restricted by the Certificate of Formation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

3.10 Committees

The Board of Directors may, by resolution passed by a majority of the Whole Board, designate committees, each committee to consist of one or more directors of the Corporation, which committees will have such power and authority and will perform such functions as may be provided in such resolution. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting. Any such committee, to the extent provided in the resolution of the Board of Directors establishing such committee or as otherwise provided in these Bylaws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, subject to the limitations set forth in the TBOC. Committees shall consist solely of Independent Directors.

3.11 Compensation of Directors

The Board of Directors shall have authority to fix the compensation of directors, including fees and reimbursement of expenses.

ARTICLE 4
OFFICERS

4.1 Positions and Appointment

The officers of the Corporation shall be a Chief Executive Officer, a President, a Chief Financial Officer and a Secretary. The Board of Directors may, by resolution, designate the Chairperson of the Board of Directors as an officer. In accordance with Section 4.1(f), the Board of Directors may, by resolution, appoint other officers and delegate to any officer of the Corporation the power to appoint and remove the other officers referenced in Section 4.1(f). Any two (2) or more offices may be held by the same person but no officer may act in more than one capacity when action of two or more officers is required. The Board of Directors may, by resolution, appoint two (2) persons to the same office, such that an officer position may be filled by two (2) individuals serving simultaneously, with the titles of such persons to be as designated by the Board of Directors. In case any officer is absent, or for any other reason that the Board of Directors may deem sufficient, the Chief Executive Officer or the President or the Board of Directors may delegate for the time being the powers or duties of such officer to any other officer.

(a) Chief Executive Officer. The Chief Executive Officer of the Corporation (the "Chief Executive Officer") shall perform such duties as may be assigned to him or her from time to time by the Board of Directors. Subject to the direction of the Board of Directors, he or she shall have, and exercise, direct charge of, and general supervision over, the business and affairs of the Corporation and shall be its chief policy making officer. He or she shall from time to time report to the Board of Directors all matters within his or her knowledge that the interests of the Corporation may require to be brought to its notice, and shall also have such other powers and perform such other duties as may be specifically assigned to him or her from time to time by the Board of Directors. The Chief Executive Officer shall see that all resolutions and orders of the Board of Directors are carried into effect, and in connection with the foregoing, shall be authorized to delegate to the other officers such of his or her powers and such of his or her duties as he or she may deem to be advisable. The Chief Executive Officer shall possess the power to sign all contracts, certificates and other instruments of the Corporation as the Board of Directors from time to time may prescribe.

(b) President. The President of the Corporation (the "President") shall perform such duties as may be assigned to him or her from time to time by the Board of Directors. Subject to the direction of the Board of Directors, he or she shall perform all duties incident to the office of a president in a corporation organized under the TBOC. The President shall see that all resolutions and orders of the Board of Directors are carried into effect, and in connection with the foregoing, shall be authorized to delegate to the other officers such of his or her powers and such of his or her duties as he or she may deem to be advisable. The President may execute and deliver certificates for shares of the Corporation, any deeds, mortgages, bonds, contracts or other instruments that the Board of Directors has authorized to be executed and delivered, except in cases where the execution and delivery thereof shall be expressly delegated solely to another officer or delivery thereof shall be otherwise required by law to be executed and delivered by another person.

(c) Chief Financial Officer. The Chief Financial Officer of the Corporation (the "Chief Financial Officer") shall be the principal financial officer of the Corporation. The Chief Financial Officer shall exercise such powers and perform such duties as generally pertain or are necessarily incident to his or her office and shall perform such other duties as may be assigned to him or her from time to time by the Board of Directors, the Chief Executive Officer or the President.

(d) Secretary. The Secretary of the Corporation (the "Secretary") shall attend all meetings of the Board of Directors and all meetings of shareholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose and shall perform like duties for any committee when required. He or she shall give, or cause to be given, notice of all meetings of shareholders and, when necessary, special meetings of the Board of Directors. The Secretary shall exercise such powers and perform such duties as generally pertain or are necessarily incident to his or her office, and he or she shall perform such other duties as may be assigned to him or her from time to time by the Board of Directors, the Chief Executive Officer or the President. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the shareholders and special meetings of the Board of Directors, then either the Board of Directors or the Chairperson of the Board of Directors may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Corporation and the Secretary shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his or her signature.

(e) Other Officers; Delegation of Power. In addition to the officers enumerated in this Section 4.1, the Board of Directors may, by resolution, appoint such other officers as the Board of Directors may deem necessary, each of whom shall have the powers and duties assigned to him or her from time to time by the Board of Directors, the Chief Executive Officer or the President. The Board of Directors may delegate to any officer of the Corporation the power to appoint and to remove any such other officers and to prescribe their respective powers and duties.

4.2 Term; Vacancies

Each officer of the Corporation shall hold office until his or her successor is appointed, or until his or her earlier death, resignation or removal. Any vacancy in any office shall be filled in such manner as the Board of Directors shall determine.

4.3 Removal

Any officer may be removed, with or without cause, at any time, by resolution adopted by the Board of Directors or by other officers upon whom such power of removal may have been conferred by the Board of Directors. The removal of an officer shall be without prejudice to such officer's contract rights, if any.

4.4 Resignations

Any officer may resign at any time by giving notice in writing or by electronic transmission to the Board of Directors (or to an officer if the Board of Directors has delegated to such officer the power to appoint and to remove such officer). The resignation of any officer shall take effect upon receipt of notice thereof or at such later time as shall be specified in such notice, and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

4.5 Compensation

Compensation of all executive officers shall be approved by the Board of Directors, and no officer shall be prevented from receiving such compensation by virtue of his or her also being a director of the Corporation; provided, however, that compensation of some or all executive officers may be determined by a committee established for that purpose if so authorized by the Board of Directors or as required by applicable law or any applicable rule or regulation, including any rule or regulation of any stock exchange upon which the Corporation's securities are then listed for trading.

ARTICLE 5
CERTIFICATES OF SHARES AND THEIR TRANSFER

5.1 Certificates for Shares

Shares of capital stock of the Corporation may, but shall not be required to, be issued in certificated form. If such stock is certificated, such certificates shall be numbered and shall be entered in the books of the Corporation as they are issued, and shall be signed by the Chief Executive Officer or the President of the Corporation and the Secretary of the Corporation or other such officers as determined by the Board of Directors, and may be sealed with the seal of the Corporation or a facsimile thereof.

If the Corporation is authorized to issue shares of more than one class of stock or more than one series of any class, there shall be set forth upon the face or back of the certificate, or the certificate shall have a statement that the Corporation will furnish to any shareholder upon request and without charge, a full statement of all of the powers, designations, preferences, and rights of the shares of each class authorized to be issued and the qualifications, limitations or restrictions thereof, and, if the Corporation is authorized to issue any preferred or special class in series, the variations in the relative rights and preferences between the shares of each such series so far as the same have been fixed and determined, and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series. Each certificate representing shares shall state upon the face thereof that the Corporation is organized under the laws of the State of Texas, the name of the person to whom issued, the number and the class and the designation of the series, if any, which such certificate represents and the par value or a statement that the shares are without par value. No shares of capital stock shall be issued until the consideration therefor has been fully paid.

5.2 Transfer Agent

If a certificate is countersigned (a) by a transfer agent other than the Corporation or its employee, or (b) by a registrar other than the Corporation or its employee, any other signature on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

5.3 Lost, Stolen or Destroyed Certificates

The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his or her legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

5.4 Transfers of Shares

Transfers of shares of capital stock of the Corporation shall be made only on the books of the Corporation by the holder thereof, or by his or her attorney thereunto authorized by a power of attorney duly executed and filed with the Secretary of the Corporation or a transfer agent of the Corporation, if any, and on surrender of the certificate or certificates for such shares properly endorsed.

5.5 Registered Shareholders

The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the TBOC.

ARTICLE 6
GENERAL PROVISIONS

6.1 Execution of Corporate Contracts and Instruments

Except as otherwise provided by law, the Certificate of Formation or these Bylaws, the Board of Directors may authorize any officer or officers, or agent or agents, to enter into any contract or execute any document or instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

6.2 Dividends

Dividends upon capital stock of the Corporation, subject to the provisions of the TBOC and of the Certificate of Formation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to the TBOC. Dividends may be paid in cash, in property, or in shares of capital stock, subject to the provisions of the Certificate of Formation.

6.3 Fiscal Year

The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

6.4 Corporate Seal

The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Texas." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

6.5 Derivative Proceedings

During any time that the Corporation's common stock, par value $0.0001 per share, is listed on a national securities exchange (as defined in Section 1.002(55-a) of the TBOC) or has 500 or more shareholders, no shareholder (as defined in Section 21.551(2) of the TBOC) of the Corporation may institute or maintain a derivative proceeding in the right of the Corporation unless such shareholder, at the time the derivative proceeding is instituted, holds at least 3% of the outstanding shares of the Corporation.

ARTICLE 7
INDEMNIFICATION

7.1 Indemnification of Directors and Officers

Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter, a "proceeding"), by reason of the fact that such person is or was a director or officer of the Corporation or, while serving as a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, agent or other representative (as defined in the TBOC) of another corporation or of a partnership, joint venture, trust or other enterprise or organization, including service with respect to an employee benefit plan (hereinafter, an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director or officer of the Corporation or in any other capacity while serving as a director or officer of the Corporation, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the TBOC, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), against all expenses, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director or officer of the Corporation and shall inure to the benefit of the indemnitee's heirs, executors and administrators; provided, however, that, except as provided in Section 7.3 with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors. The rights to indemnification conferred in this Section 7.1 shall be a contract right.

7.2 Advance Payment of Expenses

The Audit Committee of the Board of Directors may, but shall not be required to, cause the Corporation to pay expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter, an "advancement of expenses"); provided, however, that, if the TBOC requires, an advancement of expenses incurred by an indemnitee shall be made only after delivery to the Corporation of (a) a written affirmation by the indemnitee of the indemnitee's good faith belief that the indemnitee has met the standard of conduct necessary for indemnification under the TBOC and (b) a written undertaking (hereinafter, an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial determination from which there is no further right to appeal (hereinafter, a "final adjudication") or otherwise in accordance with the TBOC that such indemnitee has not met that standard necessary for indemnification under the TBOC or that indemnification is prohibited by the TBOC.

7.3 Determination of Right to Indemnification

If a claim under Section 7.1 or Section 7.2 is not paid in full by the Corporation within 60 days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by an indemnitee to enforce a right to an advancement of expenses), it shall be a defense that the indemnitee has not met any applicable standard for indemnification set forth in the TBOC. In any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that the indemnitee has not met any applicable standard for indemnification set forth in the TBOC. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the TBOC, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or its shareholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, shall be a defense to such suit. In any suit brought by the indemnitee to enforce a right of indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not to be indemnified, or to such advancement of expenses, under this Article 7 or otherwise shall be on the Corporation.

7.4 Non-Exclusivity of Rights

The rights to indemnification and to the advancement of expenses conferred in this Article 7 shall not be exclusive of any other right which any person may have or hereafter acquire under the Corporation's Certificate of Formation or any statute, agreement, vote of shareholders or disinterested directors or otherwise.

7.5 Insurance

The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or any Corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the TBOC.

7.6 Indemnification of Others

The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and rights to advancement of expenses to any current or former employee or agent of the Corporation with the same or lesser scope and effect as the foregoing indemnification of, and advancement of expenses to, current and former directors and officers of the Corporation.

7.7 Survival

The rights to indemnification and advancement of expenses conferred by this Article 7 shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

7.8 Amendments

Any repeal or amendment of this Article 7 by the Board of Directors or the shareholders of the Corporation or by changes in applicable law, or the adoption of any other provision of these Bylaws inconsistent with this Article 7, will, to the extent permitted by applicable law, be prospective only (except to the extent such amendment or change in applicable law permits the Corporation to provide broader indemnification rights to indemnitees on a retroactive basis than permitted prior thereto), and will not in any way diminish or adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision; provided, however, that amendments or repeals of this Article 7 shall require the affirmative vote of the shareholders holding at least two-thirds of the voting power of all outstanding shares of capital stock of the Corporation.

7.9 Severability

If any provision or provisions of this Article 7 shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Article 7 shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Article 7 (including each such portion of this Article 7 containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

ARTICLE 8
AMENDMENTS

The Board of Directors is expressly authorized and empowered to alter, amend and repeal these Bylaws or adopt new Bylaws. Except as otherwise provided in these Bylaws or the Certificate of Formation, the shareholders may, by the vote of the holders of not less than two-thirds of all shares of capital stock of the Corporation entitled to vote in the election of directors, as one class, make additional bylaws and alter, amend and repeal any bylaws, whether such bylaws were originally adopted by the shareholders or otherwise.

Appendix D

Certain Differences in Shareholder Rights between Ontario and Texas

Issue	Ontario	Texas
Stockholder/ Shareholder Approval of Business Combinations; Fundamental Changes

Under the Ontario Business Corporations Act (“OBCA”), certain extraordinary corporate actions including: amalgamations; arrangements; continuances; sales, leases or exchanges of all or substantially all of the property of a corporation; liquidations and dissolutions are required to be approved by special resolution.

A "special resolution" is a resolution (i) submitted to a special meeting of the shareholders of a corporation duly called for the purpose of considering the resolution and passed at the meeting by at least two-thirds of the votes cast, or (ii) consented to in writing by each shareholder of the corporation entitled to vote on the resolution.

In the case of an offering company, an "ordinary resolution" is a resolution that is submitted to a meeting of the shareholders of a corporation and passed, with or without amendment, at the meeting by at least a majority of the votes cast, in person or by proxy.

Under the OBCA, shareholders of a class or series of shares are entitled to vote separately as a class in the event of certain transactions that affect holders of the class or series of shares in a manner different from the shares of another class or series of the corporation, whether or not such shares otherwise carry the right to vote.

Under the OBCA, arrangements are permitted. An arrangement may include an amalgamation, a transfer of all or substantially all the property of the corporation, and a liquidation and dissolution of a corporation. In general, a plan of arrangement is approved by a corporation's board of directors and then is submitted to a court for approval. It is customary for a corporation in such circumstances to apply to a court initially for an interim order governing various procedural matters prior to calling any security holder meeting to consider the proposed arrangement. Arrangements must generally be approved by a special resolution of shareholders. The court may, in respect of an arrangement proposed with persons other than shareholders and creditors, require that those persons approve the arrangement in the manner and to the extent required by the court. The court determines, among other things, to whom notice shall be given and whether, and in what manner, approval of any person is to be obtained and also determines whether any shareholders may dissent from the proposed arrangement and receive payment of the fair value of their shares. Following compliance with the procedural steps contemplated in any such interim order (including as to obtaining security holder approval), the court would conduct a final hearing, which would, among other things, assess the fairness and reasonableness of the arrangement and approve or reject the proposed arrangement.

Under the Texas Business Organizations Code, as amended (“TBOC”), unless otherwise provided for in the TBOC or the certificate of formation of a corporation, shareholders holding at least two-thirds of the outstanding shares entitled to vote on the matter must typically approve fundamental business transactions such as: (i) a merger; (ii) an interest exchange; (iii) a conversion; or (iv) a sale of all or substantially all of the corporation’s assets that is not made in the usual and regular course of the corporation’s business. No approval is required, however, for a sale of assets made in the usual and regular course of the corporation’s business. Under the TBOC, even the transfer of substantially all of a corporation’s assets is deemed not to require shareholder approval if the corporation continues directly or indirectly to engage in one or more businesses.

The certificate of formation can provide for a different threshold of approval for fundamental business transactions, but not less than a majority of the shares entitled to vote.

Except as otherwise provided by the TBOC, if a class or series of shares is entitled to vote as a class or series on a fundamental business transaction, the affirmative vote of the holders of at least two-thirds of the outstanding shares in each such class or series of shares entitled to vote on the transaction as a class or series is also required to approve the fundamental business transaction, unless a different threshold, not less than a majority, is specified in the certificate of formation. Shares entitled to vote as a class or series are only entitled to vote as a class or series on the fundamental business transaction unless that class or series is otherwise entitled to vote on each matter submitted to the shareholders generally or is otherwise entitled to vote under the certificate of formation.

The TBOC allows a corporation to provide in its certificate of formation that all shares vote as a single class for the purpose of approving any matter, even in transactions that would otherwise require approval by separate class vote.

Under the TBOC, a Texas "issuing public corporation" is generally prohibited from, directly or indirectly, entering into (i) mergers, share exchanges or conversions with an affiliated shareholder or other entity that after such transaction would be an affiliate or associate of an affiliated shareholder, and certain other entities, (ii) sales, leases, exchanges, mortgages, pledges, transfers or other dispositions of assets having an aggregate market value of 10% or more of (a) the aggregate market value of the consolidated assets of such corporation, (b) the aggregate market value of the outstanding voting shares of such corporation or (c) the earning power or net income of such corporation on a consolidated basis, (iii) certain transactions that would result in the issuance or transfer of shares of such corporation to an affiliated shareholder or an affiliate or associate, (iv) liquidation or dissolution plans or proposals with an affiliated shareholder or an associate or an affiliate of an associate of an affiliated shareholder, (v) certain transactions, including reclassifications of securities or other share distributions or recapitalizations, that have the effect, directly or indirectly, of increasing the proportionate ownership percentage of the outstanding shares of a class or series of voting shares or securities convertible into voting shares of the issuing public corporation that is beneficially owned by the affiliated shareholder or an affiliate or associate of the affiliated shareholder, except as a result of immaterial changes due to fractional share adjustments or (vi) loans, advances, guarantees, pledges, or other financial assistance or a tax credit or other tax advantages the recipient of which is an affiliated shareholder or an affiliate or associate of an affiliated shareholder, in each case, with an "affiliated shareholder" or any affiliate or associate of the "affiliated shareholder" for a period of three years after the date the shareholder obtained "affiliated shareholder" status.

"Affiliated shareholder" is generally broadly defined as a person who beneficially owns (or has owned within the preceding three-year period) 20% or more of the outstanding voting shares of an issuing public corporation.

“Issuing public corporation” means a Texas corporation that has: (i) 100 or more shareholders of record as shown by the share transfer records of the corporation; (ii) a class or series of the corporation’s voting shares registered under the Securities Exchange Act of 1934, as amended (15 U.S.C. Section 77b et seq.) (the “Exchange Act”); or (iii) a class or series of the corporation’s voting shares qualified for trading on a national securities exchange.

The TBOC provides an exception to this prohibition if: (i) the board of directors of the corporation approves the transaction or the acquisition of shares by the affiliated shareholder prior to the affiliated shareholder becoming an affiliated shareholder; or (ii) the holders of at least two-thirds of the outstanding voting shares not beneficially owned by the affiliated shareholder or an affiliate or associate of the affiliated shareholder approve the transaction at a meeting held no earlier than six months after the shareholder acquires such ownership.

The TBOC expressly provides that the foregoing shareholder approval may not be by written consent.

A corporation may expressly elect in its certificate of formation to not be governed by this statute.

Special Vote Required for Combinations with Interested Stockholders/ Shareholders

While the OBCA does not contain specific anti-takeover provisions with respect to "business combinations", rules and policies of certain Canadian securities regulatory authorities, including Multilateral Instrument 61-101-Protection of Minority Security Holders in Special Transactions ("Multilateral Instrument 61-101"), contain requirements in connection with, among other things, "related party transactions" and "business combinations", including, among other things, any transaction by which an issuer directly or indirectly engages in the following with a related party: acquires, sells, leases or transfers an asset, acquires the related party, acquires or issues treasury securities, amends the terms of a security if the security is owned by the related party or assumes or becomes subject to a liability or takes certain other actions with respect to debt.

The term "related party" includes, inter alia, directors, senior officers and holders of more than 10% of the voting rights attached to all outstanding voting securities of the issuer or holders of a sufficient number of any securities of the issuer to materially affect control of the issuer.

Multilateral Instrument 61-101 requires, subject to certain exceptions, the preparation of a formal valuation relating to certain aspects of the transaction and more detailed disclosure in the proxy materials sent to security holders in connection with a related party transaction including related to the valuation. Multilateral Instrument 61-101 also requires, subject to certain exceptions, that an issuer not engage in a related party transaction unless the shareholders of the issuer, other than shares held by the related parties, approve the transaction by a simple majority of the disinterested votes cast

The TBOC provides that an otherwise valid and enforceable contract or transaction between a corporation and (i) one or more directors or officers of the corporation, or one or more affiliates or associates thereof, or (ii) an entity or other organization in which one or more directors or officers of the corporation, or one or more affiliates or associates thereof, is a "managerial official" or has a financial interest, is valid and enforceable, and is not void or voidable, notwithstanding such relationship or interest if any one of the following conditions is satisfied: (a) the material facts as to the applicable relationship or interest and as to the contract or transaction are disclosed to or known by: (1) the corporation's board of directors or a committee of the board of directors, and the board of directors or committee in good faith authorizes the contract or transaction by the approval of the majority of the disinterested directors or committee members, regardless of whether the disinterested directors or committee members constitute a quorum, or (2) the shareholders entitled to vote on the authorization of the contract or transaction, and the contract or transaction is specifically approved in good faith by a vote of the shareholders, or (b) the contract or transaction is fair to the corporation when the contract or transaction is authorized, approved, or ratified by the board of directors, a committee of the board of directors, or the shareholders.

Appraisal Rights; Rights to Dissent; Compulsory Acquisition

Under the OBCA, each of the following matters listed will entitle shareholders to exercise rights of dissent and to be paid the fair value of their shares: (i) any amalgamation with another corporation (other than with certain affiliated corporations); (ii) an amendment to the corporation's articles to add, change or remove any provisions restricting the issue, transfer or ownership of a class or series of shares; (iii) an amendment to the corporation's articles to add, change or remove any restriction upon the business or businesses that the corporation may carry on or the powers that the corporation may exercise; (iv) a continuance under the laws of another jurisdiction; (v) a sale, lease or exchange of all or substantially all the property of the corporation other than in the ordinary course of business; and (vi) where a court order permits a shareholder to dissent in connection with an application to the court for an order approving an arrangement. However, a shareholder is not entitled to dissent if an amendment to the articles is effected by a court order approving a reorganization or by a court order made in connection with an action for an oppression remedy. The OBCA provides these dissent rights for both listed and unlisted shares.

Under the OBCA, a shareholder may, in addition to exercising dissent rights, seek an oppression remedy for any act or omission of a corporation which is oppressive or unfairly prejudicial to or that unfairly disregards a shareholder's interests. The OBCA's oppression remedy enables a court to make an order to rectify the matters complained of if the court is satisfied upon application by a complainant (as defined herein) that in respect of a corporation or any of its affiliates, (i) any act or omission of the corporation or any of its affiliates effects or threatens to effect a result; (ii) the business or affairs of the corporation or any of its affiliates are, have been or are threatened to be carried on or conducted in a manner; or (iii) the powers of the directors of the corporation or any of its affiliates are, have been or are threatened to be exercised in a manner, that is oppressive or unfairly prejudicial to or that unfairly disregards the interests of any securityholder, creditor, director or officer of the corporation. The oppression remedy provides the court with broad and flexible jurisdiction to make any order it thinks fit including but not limited to: amending the articles of a corporation, issuing or exchanging securities, setting aside transactions, and appointing or replacing directors.

For the purposes of the oppression remedy, a "complainant" includes current and former registered and beneficial owners of a security of the corporation or any of its affiliates, a director or an officer or former director or officer of the corporation or any of its affiliates, as well as any other person whom the court considers appropriate.

The OBCA provides a right of compulsory acquisition for an offeror that acquires 90% of a corporation's securities pursuant to a take-over bid or issuer bid, other than securities held at the date of the bid by or on behalf of the offeror. The OBCA also provides that where a person, its affiliates and associates acquire 90% or more of a class of equity securities of a corporation, then the holder of any securities of that class not counted for the purposes of calculating such percentage is entitled to require the corporation to acquire the holder's securities of that class in accordance with the procedure set out in the OBCA.

Under the TBOC, except for the limited classes of mergers, consolidations, sales and asset dispositions for which no shareholder approval is required under Texas law, shareholders of Texas corporations with voting rights have dissenters' rights in the event of a merger, consolidation, interest exchange, conversion, sale, lease, exchange or other disposition of all, or substantially all, the property and assets of the corporation. However, a shareholder of a Texas corporation has no dissenters' rights with respect to any plan of merger or conversion in which there is a single surviving or new domestic or foreign corporation, or with respect to any plan of exchange, if: (i) the ownership interest, or a depository receipt in respect of the ownership interest, held by the owner is part of a class or series that are, on the record date set for purposes of determining which owners are entitled to vote on the plan of merger, conversion, or exchange, as appropriate: (a) listed on a national securities exchange, or (b) held of record by at least 2,000 owners; (ii) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner's ownership interest any consideration that is different from the consideration to be provided to any other holder of an ownership interest of the same class or series as the ownership interest held by the owner, other than cash instead of fractional shares or interests the owner would otherwise be entitled to receive; and (iii) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner's ownership interest any consideration other than: (a) ownership interests, or depository receipts in respect of ownership interests, of another entity of the same general organizational type that, immediately after the effective date of the merger, conversion, or exchange, as appropriate, will be part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are: (1) listed on a national securities exchange or authorized for listing on the exchange on official notice of issuance, or (2) held of record by at least 2,000 owners, (b) cash instead of fractional ownership interests the owner would otherwise be entitled to receive, or (c) any combination of the ownership interests and cash above.

Stockholder/ Shareholder Consent to Action Without Meeting

Under the OBCA, in the case of an offering company, a written resolution signed by all the shareholders of a corporation who would have been entitled to vote on the resolution at a meeting is effective to approve the resolution.

Under the TBOC, shareholders may act without a meeting, without prior notice and without a vote, with the written consent of (i) all shareholders or (ii) if authorized by the certificate of formation, the shareholders having at least the minimum number of votes that would be necessary to take the action that is the subject of the consent at a meeting, in which each owner or member entitled to vote on the action is present and votes. If less than unanimous written consent is given, the corporation must give prompt notice of the action taken to the non-consenting shareholders.

Authority to Call a Special Stockholder Meeting

The OBCA provides that shareholders may requisition a special meeting in accordance with the OBCA. The OBCA provides that the holders of not less than 5% of our issued shares that carry the right to vote at a meeting may requisition our directors to call a special meeting of shareholders for the purposes stated in the requisition. If the directors do not call such meeting within 21 days after receiving the requisition despite the technical requirements under the OBCA having been met, any shareholder who signed the requisition may call the special meeting.

Under the TBOC, special meetings of the shareholders of a corporation may be called by: (i) the president, the board of directors, or any other person authorized to call special meetings by the certificate of formation or bylaws of the corporation; or (ii) the holders of the percentage of shares specified in the certificate of formation, not to exceed 50% of the shares entitled to vote or, if no percentage is specified, at least 10% of all of the shares of the corporation entitled to vote at the proposed special meeting.

Under the TBOC, a corporation cannot prohibit its shareholders from calling a special meeting of shareholders.

Distributions and Dividends; Repurchases and Redemptions

Under the OBCA, a corporation may pay a dividend in money or other property unless there are reasonable grounds for believing that the corporation is or after the payment would be unable to pay its liabilities as they become due or the realizable value of its assets would thereby be less than the aggregate of its liabilities and its stated capital of all classes.

The OBCA provides that no special rights or restrictions attached to a series of any class of shares confer on the series a priority in respect of dividends or return of capital over any other series of shares of the same class.

Under the OBCA, the purchase or other acquisition by a corporation of its shares is generally subject to solvency tests similar to those applicable to the payment of dividends (as set out above).

Under the OBCA, subject to solvency tests similar to those applicable to the payment of dividends (as set out above), a corporation may redeem, on the terms and in the manner provided in its articles, any of its shares that has a right of redemption attached to it.

Under the TBOC, a distribution is defined as a transfer of cash or other property (except a corporation's own shares or rights to acquire its shares or a split-up or division of the issued shares of a class of a corporation into a larger number of shares within the same class that does not increase the stated capital of the corporation), or an issuance of debt, by a corporation to its shareholders in the form of: (i) a dividend on any class or series of a Texas corporation's outstanding shares; (ii) a purchase or redemption, directly or indirectly, of its shares; or (iii) a payment in liquidation of all or a portion of its assets.

Under the TBOC, a Texas corporation may not make a distribution if (i) such distribution violates its certificate of formation, (ii) if the corporation's surplus is less than the amount of the corporation's stated capital (as determined by the TBOC), or (iii) unless a Texas corporation is in receivership or the distribution is made in connection with the winding up and termination of the Texas corporation, if it either (a) renders the Texas corporation unable to pay its debts as they become due in the course of its business or affairs, or (b) exceeds, depending on the type of distribution, either the net assets or the surplus of the Texas corporation, or, (iii) subject to certain exceptions, if the distribution will be made to shareholders of another class or series.

Under the TBOC, the purchase or redemption by a Texas corporation of its shares constitutes a distribution. Accordingly, the discussion above relating to distributions is applicable to stock redemptions and repurchases.

Vacancies on Board of Directors

Under the OBCA, vacancies that exist on the board of directors may generally be filled by the board of directors if the remaining directors constitute a quorum. In the absence of a quorum, the remaining directors shall call a meeting of shareholders to fill the vacancy.

Under the OBCA, where a minimum and maximum number of directors of a corporation is provided for in its articles, the number of directors of the corporation and the number of directors to be elected at the annual meeting of the shareholders shall be such number as shall be determined from time to time by special resolution or, if the special resolution empowers the directors to determine the number, by resolution of the directors. Where such a resolution is passed, the directors may not, between meetings of shareholders, appoint an additional director if, after such appointment, the total number of directors would be greater than one and one-third times the number of directors required to have been elected at the last annual meeting of shareholders.

Under the TBOC, except as provided below with respect to class voting, vacancies may be filled by the affirmative vote of the majority of the remaining directors, even if less than a quorum, or by the election at an annual or special meeting of shareholders called for that purpose.

The term of a director elected to fill a vacancy occurring in the board of directors is the unexpired term of the director's predecessor in office.

Except as provided below with respect to class voting, a directorship to be filled because of an increase in the number of directors may be filled by the shareholders or by the board of directors for a term of office continuing only until the next election of one or more directors by the shareholders. The board of directors may not fill more than two such directorships during the period between any two successive annual meetings of shareholders.

Unless otherwise authorized by a corporation's certificate of formation, a vacancy or a newly created vacancy in a director position that the certificate of formation entitles the holders of a class or series of shares or group of classes or series of shares to elect may be filled only: (i) by the affirmative vote of the majority of the directors then in office elected by the class, series, or group; (ii) by the sole remaining director elected in that manner; or (iii) by the affirmative vote of the holders of the outstanding shares of the class, series, or group.

Constitution of Directors

Under the OBCA, the board of directors must consist of at least three members so long as we remain an "offering corporation" for purposes of the OBCA, which includes a corporation whose securities are listed on a recognized stock exchange such as the Nasdaq. Under the OBCA, the shareholders of a corporation elect directors by ordinary resolution at each annual meeting of shareholders at which such an election is required. Under the OBCA, so long as a corporation remains an offering corporation, at least one-third of the directors must not be officers or employees of the corporation or its affiliates.

Under the TBOC, the number of directors shall be set by, or in the manner provided by, the certificate of formation or bylaws, except that the number of directors on the initial board of directors must be set by the certificate of formation.

The number of directors may be increased or decreased by amendment to, or as provided by, the certificate of formation or bylaws.

If the certificate of formation or bylaws do not set the number constituting the board of directors or provide for the manner in which the number of directors must be determined, the number of directors is the same as the number constituting the initial board of directors as set by the certificate of formation.

Removal of Directors; Terms of Directors

Under the OBCA, shareholders of a corporation may, by resolution passed by a majority of the vote cast thereon at a meeting of shareholders, remove a director and may elect any qualified person to fill the resulting vacancy. If holders of a class or series of shares have the exclusive right to elect one or more directors, a director elected by them may only be removed by an ordinary resolution at a meeting of the shareholders of that class or series.

The OBCA provides that shareholders shall elect at each annual meeting of shareholders at which an election of directors is required, directors to hold office for a term expiring not later than the close of the third annual meeting of shareholders following the election. It is not necessary that all directors elected at a meeting of shareholders hold office for the same term. A director not elected for an expressly stated term ceases to hold office at the close of the first annual meeting of shareholders following his or her election

Under the TBOC, subject to the exceptions discussed below or as otherwise provided by the certificate of formation or bylaws of a corporation, the holders of a majority of shares then entitled to vote at an election of directors may remove a director or the entire board of directors with or without cause.

Unless the certificate of formation provides otherwise, if a Texas corporation's directors serve staggered terms, a director may only be removed for cause.

If the certificate of formation permits cumulative voting and less than the entire board is to be removed, a director may not be removed if the votes cast against the removal would be sufficient to elect him or her if cumulatively voted at an election of the entire board of directors, or if there are classes of directors, at an election of the class of directors of which the director is a part. Where the certificate of formation provides that separate classes or series of shareholders are entitled, as such a class or series, to elect separate directors, in calculating the sufficiency of votes for removal of such a director, only the votes of the holders of such a class or series are considered.

Inspection of Books and Records

Under the OBCA, registered holders of shares, beneficial owners of shares and creditors of a corporation, their agents and legal representatives may examine the records of the corporation during the usual business hours of the corporation, and may take extracts from those records, free of charge, and, if the corporation is an offering corporation, any other person may do so upon payment of a reasonable fee.

Under the TBOC, a shareholder may inspect a Texas corporation's books and records during normal business hours upon written demand stating a proper purpose if such shareholder holds at least 5% of the outstanding shares of stock of the Texas corporation or has been a holder of shares for at least six months prior to such demand.

If a Texas corporation refuses to allow a person to examine and make copies of account records, minutes, and share transfer records under the TBOC, the Texas corporation is liable to the shareholder for any cost or expense, including attorney's fees, incurred in enforcing the shareholder's rights under the TBOC to examine such materials.

A Texas corporation may defend against an inspection action by establishing that the shareholder: (i) has sold or offered for sale, or has aided or abetted a person in procuring for the purpose of selling, a list of shareholders or of holders of voting trust certificates for shares of the Texas corporation or any other corporation within the two years preceding the date the action is brought; (ii) has improperly used information obtained through prior examination of the books, account records, minutes, or share transfer records of the corporation or any other corporation; or (iii) was not acting in good faith or for a proper purpose in making the request.

The TBOC (i) provides that emails, text messages, and social media information are not considered corporate records unless effectuating a corporate action and (ii) prohibits shareholders of a corporation with common shares listed on a national securities exchange and corporations with over 500 shareholders that have elected to be governed by Section 21.419 of the TBOC (a "21.419 Corporation") from inspecting corporate records related to active or pending derivative suits or litigation involving the corporation as an adversarial party.

Amendment of Governing Documents

Under the OBCA, amendments to the articles of incorporation generally require the approval of not less than two-thirds of the votes cast by shareholders entitled to vote on the special resolution. In certain cases, holders of a class or series of shares are entitled to vote separately on the resolution.

Under the OBCA, the directors may, by resolution, make, amend or repeal any bylaws that regulate the business or affairs of a corporation. The bylaw, amendment or repeal is generally effective immediately; however, the directors must submit the bylaw, amendment or repeal to the shareholders at the next meeting of shareholders, and the shareholders may confirm, reject or amend the bylaw, amendment or repeal.

Under the TBOC, subject to limited exceptions, an amendment to the certificate of formation requires the approval of (i) the board of directors and (ii) the holders of at least two-thirds of the outstanding shares of the Texas corporation entitled to vote thereon, unless a different threshold, not less than a majority, is specified in the certificate of formation.

If a class or series of shares is entitled to vote as a class or series on an amendment to the certificate of formation, the affirmative vote of the holders of at least two-thirds (unless a different threshold, not less than a majority, is specified in the certificate of formation) of the outstanding shares in each such class or series of shares entitled to vote on the amendment as a class or series is also required to approve an amendment to the certificate of formation, although the TBOC allows corporations to provide in their certificate of formation that all shares vote as a single class for such an amendment. In addition, the TBOC allows corporations to provide in their certificate of formation that no separate class vote(s) shall be required to increase or decrease the aggregate number of authorized shares of a class, in which case a share increase/decrease amendment would instead be approved by the holders of a majority of all outstanding shares entitled to vote thereon, voting together as a single class.

Generally, under the TBOC, the board of directors may amend, repeal or adopt bylaws. However, the shareholders may amend, repeal or adopt bylaws even if the directors also have that power, and a Texas corporation's certificate of formation may wholly or partly reserve the power to amend, repeal or adopt bylaws exclusively to the shareholders. Similarly, the shareholders, in amending, repealing or adopting a particular bylaw, may expressly provide that the board of directors may not amend, readopt or repeal that bylaw.

Indemnification of Directors and Officers

Under the OBCA, a corporation may indemnify a director or officer of the corporation, a former director or officer of the corporation or another individual who acts or acted at the corporation's request as a director or officer, or an individual acting in a similar capacity, of another entity, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgement, reasonably incurred by the individual in respect of any civil, criminal, administrative, investigative or other proceeding in which the individual is involved because of that association with the corporation or other entity, and the corporation may advance moneys to such indemnified persons.

The foregoing indemnification is prohibited under the OBCA unless the individual (i) acted honestly and in good faith with a view to the best interests of the corporation or, as the case may be, to the best interests of any other entity for which the individua acted as a director or officer or in a similar capacity at the corporation's request and (ii) if the matter is a criminal or administrative action or proceeding that is enforced by a monetary penalty, the individual had reasonable grounds for believing that the individual's conduct was lawful.

In addition to any indemnity the corporation may elect to provide, the OBCA provides that an individual referred to above is entitled to an indemnity from the corporation against all costs, charges and expenses reasonably incurred by the individual in connection with the defense of any civil, criminal, administrative, investigative or other proceeding to which the individual is subject because of the individual's association with the corporation or other entity referred to above, if, in addition to fulfilling the conditions in (i) and (ii) above, the individual was not judged by a court or other competent authority to have committed any fault or omitted to do anything that the individual ought to have done.

The corporation may also, with the approval of a court, indemnify an individual referred to above or advance moneys to such individual in respect of an action by or on behalf of the corporation or other entity to obtain a judgement in its favor, to which the individual is made a party because of the individual's association with the corporation or other entity, if the individual fulfils the conditions in (i) above.

Under the TBOC, a Texas corporation is permitted to indemnify a director, former director, or delegate who was, is, or is threatened to be made a respondent in a proceeding, against judgments and against expenses (other than a judgment) reasonably and actually incurred by the person in connection with a proceeding if the person: (i) acted in good faith; (ii) reasonably believed, in the case of conduct in the person's official capacity, that the person's conduct was in the corporation's best interests, and in any other case, that the person's conduct was not opposed to the corporation's best interests; and (iii) in the case of a criminal proceeding, did not have a reasonable cause to believe the person's conduct was unlawful.

If, however, the person is found liable to a Texas corporation, or is found liable on the basis that he or she received an improper personal benefit, then indemnification under the TBOC is limited to the reimbursement of reasonable expenses actually incurred in connection with the proceeding, and which excludes a judgment, a penalty, a fine, and an excise or similar tax, including an excise tax assessed against the person with respect to an employee benefit plan. Furthermore, no indemnification will be available if the person is found liable for: (i) willful or intentional misconduct in the performance of the person's duty to the corporation; (ii) breach of the person's duty of loyalty owed to the corporation; or (iii) an act or omission not committed in good faith that constitutes a breach of a duty owed by the person to the corporation.

A corporation may indemnify and advance expenses to a person who is not a director, including an officer, employee or agent, as provided by: (i) the corporation's governing documents; (ii) general or specific action of the corporation's board of directors; (iii) resolution of the shareholders; (iv) contract; or (v) common law.

Limited Liability of Directors

Under the OBCA, directors and officers owe a fiduciary duty to the corporation. Every director and officer of a corporation must act honestly and in good faith with a view to the best interests of the corporation and must also exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.

Directors will not be found liable for breach of their duties where they exercise the care, diligence and skill that a reasonably prudent person would have exercised in comparable circumstances. This includes good faith reliance on: financial statements and reports represented by an auditor or officer of the corporation to fairly present the financial position of the corporation; advice or reports from an officer or employee of the corporation where it is reasonable in the circumstances to rely on such information; and, reports from an engineer, lawyer, accountant, or other person whose profession lends credibility to a statement made by any such person.

Under the TBOC, a Texas corporation is permitted to provide that a director or officer is not liable, or is liable only to the extent provided by the certificate of formation, to the corporation or its shareholders for monetary damages for an act or omission by the person in the person's capacity as a director or officer, respectively.

The TBOC does not, however, permit any limitation of the liability of a director or officer for: (i) a breach of the duty of loyalty to the corporation or its shareholders; (ii) an act or omission not in good faith that constitutes a breach of duty of the person to the corporation or involves intentional misconduct or a knowing violation of law; (iii) a transaction from which the director or officer obtains an improper benefit, regardless of whether the benefit resulted from an action taken within the scope of the person's duties; or (iv) an act or omission for which the liability of a director or officer is expressly provided by an applicable statute (such as wrongful distributions).

With respect to 21.419 Corporations, the TBOC provides that, in taking or declining to take action on matters of the corporation's business, a director or officer is presumed to have acted in good faith, on an informed basis, in furtherance of the corporation's interests, and in obedience to the law and the corporation's governing documents. The TBOC also provides that 21.419 Corporations and their shareholders would not have a cause of action against a director or officer of the 21.419 Corporation as a result of any act or failure to act, unless: (i) the presumption of the business judgment rule is rebutted; (ii) the director's or officer's act or failure to act constituted a breach of a one or more duties as a director or officer; and (iii) such breach involved fraud, intentional misconduct, an ultra vires act, or a knowing violation of law.

Stockholder/Shareholder Lawsuits

Under the OBCA, a "complainant", which includes a current or former shareholder (including a beneficial shareholder), director or officer of a corporation or its affiliates (or former director or officer of the corporation or its affiliates) and any other person who, in the discretion of the court, is an appropriate person, may make an application to court to bring an action in the name and on behalf of a corporation or any of its subsidiaries, or intervene in an action to which any such body corporate is a party, for the purpose of prosecuting, defending or discontinuing the action on behalf of the body corporate (a derivative action).

No derivative action may be brought unless notice of the application has been given to the directors of the corporation or its subsidiary not less than fourteen days before bringing the application and the court is satisfied that (i) the directors of the corporation or the subsidiary will not bring, diligently prosecute or defend or discontinue the action, (ii) the complainant is acting in good faith and (iii) it appears to be in the interests of the corporation or its subsidiary that the action be brought, prosecuted, defended or discontinued. A complainant is not required to provide the notice referred to above if all of the directors of the corporation or its subsidiary are defendants in the action.

In connection with a derivative action, the court may make any order it thinks fit, including an order requiring the corporation or its subsidiary to pay reasonable legal fees and any other costs reasonably incurred by the complainant in connection with the action.

Under the TBOC, a shareholder may not institute or maintain a derivative proceeding unless: (i) the shareholder was a shareholder of the corporation at the time of the transaction in question, or became a shareholder by operation of law originating from a person that was a shareholder at the time of the transaction in question; (ii) the shareholder fairly and adequately represents the interests of the corporation in enforcing the right of the corporation; and, if applicable, (iii) the shareholder beneficially owns a number of common shares sufficient to satisfy any minimum ownership threshold specified in the corporation's certificate of formation or bylaws. The TBOC 21.419 Corporations to set an ownership threshold in their governing documents (not to exceed 3% of outstanding shares) that shareholders must satisfy to bring a derivative claim.

The TBOC allows a Texas corporation to include a waiver of jury trial, with respect to internal entity claims, in its certificate of formation or bylaws, and that such waiver will constitute a knowing waiver if enforced against a party approving the certificate of formation or bylaws or acquiring a security after the adoption of such certificate of formation or bylaws, continuing to hold a security of a public company after such certificate of formation or bylaws are adopted or by other methods permitted under law.

Texas is a universal demand jurisdiction. Under the TBOC, the focus is on harm to the corporation. A shareholder may not institute a derivative proceeding until the 91st day after the date a written demand is filed with the corporation stating with particularity the act, omission, or other matter that is the subject of the claim or challenge and requesting that the corporation take suitable action.

The foregoing waiting period is not required or, if applicable, shall terminate if: (i) the shareholder has been notified that the demand has been rejected by the corporation; (ii) the corporation is suffering irreparable injury; or (iii) irreparable injury to the corporation would result by waiting for the expiration of the 90-day period.

Blank Check Preferred Stock/Shares

The OBCA does not prohibit a corporation from adopting a shareholder rights plan, or "poison pill", which could prevent a takeover attempt and also preclude shareholders from realizing a potential premium over the market value of their shares. However, unlike Texas law, pursuant to applicable Canadian securities laws, Canadian securities regulators have frequently ceased traded shareholder rights plans in the face of a take-over bid.

With respect to a series of shares of preferred stock established by the board of directors, if authorized by the corporation's certificate of formation (and subject thereto), unless the certificate of formation expressly restricts the board of directors from increasing or decreasing the number of unissued shares of a series to be established by the board of directors, the board of directors may increase or decrease the number of shares in each series to be established, except that the board of directors may not decrease the number of shares in a particular series to a number that is less than the number of shares in that series that are issued at the time of the decrease.

Advance Notification Requirements for Proposals of Stockholders/Shareholders

Under the OBCA, the directors of a corporation are required to call an annual meeting of shareholders no later than fifteen months after holding the last preceding annual meeting. Under the OBCA, the directors of a corporation may call a special meeting at any time. In addition, the OBCA provides that holders of not less than five percent of the issued shares of a corporation that carry the right to vote at a meeting sought to be held may requisition the directors to call a meeting of shareholders.

For a corporation with a class of securities listed on a national securities exchange that affirmatively elects to be governed by the advance-notice requirements through an amendment to its governing documents, the TBOC requires the corporation to notify shareholders of the proposed adoption of such amendment in any proxy statement provided to shareholders before the amendment is adopted. The corporation must also include in any shareholder proxy statement specific information regarding the process for submitting shareholder proposals on matters requiring shareholder approval, including information on how shareholders may contact other shareholders to satisfy the applicable ownership requirements.

The TBOC provides that a shareholder or group of shareholders may submit a proposal on a matter to be approved at a shareholder meeting only if they: (i) hold voting shares with a market value of at least $1 million or at least 3% of the corporation's voting shares, measured as of the date the proposal is submitted; (ii) have held those shares continuously for at least six months before the meeting and continue to hold them through the entire meeting; and (iii) solicit holders of shares representing at least 67% of the voting power entitled to vote on the proposal. These requirements do not apply to director nominations or procedural resolutions ancillary to the conduct of the meeting.

Appendix E

Certain Differences Between

the Current Articles of Incorporation, as Amended, and Bylaws

and

the Proposed Texas Certificate of Formation and Bylaws

Issue	Current Articles of Incorporation and Bylaws	Texas Charter and Texas Bylaws
Election of Directors

The bylaws (“Ontario Bylaws”) of ZeroStack Corp. (the “Company”) provides that the election of directors shall take place at each annual meeting of shareholders and all the directors then in office shall retire but, if qualified, shall be eligible for re-election. The election shall be by ordinary resolution. If an election of directors is not held at the proper time, the incumbent directors shall continue in office until their successors are elected.

For the purposes of the Ontario Bylaws, an “ordinary resolution” means a resolution that is submitted to a meeting of the shareholders of a corporation and passed, with or without amendment, at the meeting by at least a majority of the votes cast.

Shares abstaining from voting on a matter and broker non-votes will be counted for purposes of determining a quorum but will not count as votes cast. Notwithstanding the foregoing, in the event of a contested election, nominees for director shall be elected by a plurality of votes cast by holders of common shares of the Company entitled to vote in the election of directors at a meeting at which a quorum is present.

The bylaws of the Company in the form attached as Appendix C to this proxy statement (the “Texas Bylaws”) provide that, except as otherwise provided by the Texas Business Organizations Code, as amended (“TBOC”) or the certificate of formation of the Company in the form attached as Appendix B to this proxy statement (the “Texas Charter”), each shareholder shall be entitled to one vote for each outstanding share of capital stock of the Company held by such shareholder. Any share of capital stock of the Company held by the Company shall have no voting rights.

Subject to the rights of the holders of any series of preferred stock to elect additional directors under specific circumstances, nominees for director shall be elected by a majority of votes cast at any meeting for the election of directors at which a quorum is present. For purposes of these Texas Bylaws, a “majority of votes cast” shall mean that the number of shares of capital stock of the Company voted “for” a nominee’s election exceeds the number of shares of capital stock of the Company voted “against” such nominee’s election, with abstentions and broker non-votes not counted as votes cast either “for” or “against” such nominee’s election. Shares abstaining from voting on a matter and broker non-votes will be counted for purposes of determining a quorum but will not count as votes cast. Notwithstanding the foregoing, in the event of a contested election, nominees for director shall be elected by a plurality of votes cast by holders of shares of capital stock of the Company entitled to vote in the election of directors at a meeting at which a quorum is present.

Director Removal

Under the OBCA and the Ontario Bylaws, the shareholders of the Company may by ordinary resolution at an annual or special meeting remove any director or directors from office. Notwithstanding the foregoing, a director may not be removed from office if the votes cast against the director’s removal would be sufficient to elect him or her and such votes could be voted cumulatively at an election at which the same total number of votes were cast and the number of directors required by the articles were then being elected.

Under the Ontario Bylaws, where the holders of any class or series of shares of the Company have an exclusive right to elect one or more directors, a director so elected may only be removed by an ordinary resolution at a meeting of the shareholders of that class or series.

The Texas Charter and Texas Bylaws provide that, subject to the rights of holders of any series of preferred stock with respect to the election of directors, any director or the whole Board of Directors of the Company (the “Board”) may be removed by shareholders only for cause and only upon the affirmative vote of the holders of at least two-thirds of the voting power of all then-outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class.

Term of Directors

The Ontario Bylaws provide for one class of directors, who each serve a one-year term expiring at the next annual meeting of shareholders following their election.

If Proposal No. 7 of this proxy statement is approved by the Company’s shareholders at the Meeting, the Company is proposing an amendment to the Ontario Bylaws to divide the Board into three classes based on their terms of office: Class I, Class II and Class III. The initial division of the Board into classes shall be made by the decision of the affirmative vote of a majority of the entire Board. The initial term of the Class I directors shall terminate on the date of the 2027 annual meeting of shareholders; the initial term of the Class II directors shall terminate on the date of the 2028 annual meeting of shareholders; and the initial term of the Class III directors shall terminate on the date of the 2029 annual meeting of shareholders. After the initial term of the Class I, Class II and Class III directors has expired, at each annual meeting thereafter, all directors of such class shall be elected for a three-year term.

The Texas Charter provides that the Board shall be classified and the directors serving thereon shall be divided into three classes, designated Class I, Class II and Class III. Each class of directors serving on the Board shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board. The initial division of the Board into classes shall be made by the decision of the affirmative vote of a majority of the Nominating and Corporate Governance Committee of the Board. The initial term of the Class I directors shall terminate on the date of the 2027 annual meeting of shareholders; the initial term of the Class II directors shall terminate on the date of the 2028 Annual Meeting; and the initial term of the Class III directors shall terminate on the date of the 2029 Annual Meeting. After the initial term of the Class I, Class II and Class III directors has expired, at each Annual Meeting thereafter, all directors of such class shall be elected for a three-year term.

Voting Standard

The Ontario Bylaws provide that, subject to the OBCA, where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to vote on that matter and, in all matters other than the election of directors, the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy at the meeting shall be the act of such class or series or classes or series.

Notwithstanding the foregoing, under the Ontario Bylaws, in the event that the Company is a reporting issuer, subject to any minimum quorum requirement for a shareholder meeting of any securities exchange upon which the Company’s shares are listed, at each meeting of the shareholders, the holders of not less than 35% of the shares entitled to vote at a meeting of shareholders, present in person or represented by proxy, shall constitute a quorum.

For the purposes of the Ontario By-laws, “reporting issuer” includes:

(i) a corporation that is a ‘reporting issuer’ under Applicable Securities Laws;

(ii) in the case of a corporation that is not a ‘reporting issuer’ for the purpose of Applicable Securities Laws, a corporation:

(1) that has filed a prospectus, registration statement or similar document under any securities legislation in any jurisdiction within Canada or under the laws of a jurisdiction outside Canada;

(2) any of the securities of which are listed and posted for trading by the Corporation on a stock exchange or quotation system in or outside Canada; or

(3) that is involved in, formed for, resulting from or continued after an amalgamation, a reorganization, an arrangement or a statutory procedure, if one of the participating bodies corporate is a corporation to which subparagraph (1) or (2) applies.

The Texas Bylaws provide that, except as otherwise provided by the Texas Charter or the TBOC, one-third of the stock issued and outstanding and entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business. If a quorum is not established, the chairperson of the meeting or a majority of the shares present or represented by proxy and entitled to vote may adjourn the meeting until a quorum is established.

The Texas Bylaws provide that, except as otherwise provided by the TBOC, the Texas Charter or the Texas Bylaws, in all matters other than the election of directors, the affirmative vote of the majority of the shares of capital stock of the Company present in person or by means of remote communication (if applicable) or represented by proxy at the meeting and entitled to vote on the subject matter, voting as a single class, shall be the act of the shareholders. The removal of any director or the whole Board of Directors may only be for cause and requires the affirmative vote of at least two-thirds of the voting power of all then-outstanding shares entitled to vote, voting together as a class.

The Texas Charter modifies the default voting standard under the TBOC for certain fundamental actions and transactions from two-thirds to a majority of the voting power of all outstanding shares entitled to vote, voting together as a single class.

All classes or series of stock are entitled to vote as a single class or series, and separate voting by class or series is not required, for the purpose of approving any matter, including any “fundamental action” or “fundamental business transaction” as defined in the TBOC.

Action by Written Consent

Under the Ontario Bylaws, a resolution in writing signed by all the directors entitled to vote on that resolution at a meeting is as valid as if it had been passed at a meeting of the directors unless a written statement or written representation with respect to the subject matter of the resolution is submitted by a director or the auditor, respectively, in accordance with the OBCA. A resolution in writing may be signed by the directors in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same resolution in writing, and by a director using a facsimile or other electronic signature, in which case the other directors, the Company and the shareholders are entitled to rely on such electronic signature as conclusive evidence that such resolution in writing has been duly executed by such director.

The Texas Bylaws permits shareholder action by unanimous written consent in lieu of a meeting. Subject to the rights of the holders of the shares of any series of preferred stock or any other class of stock or series thereof that have been expressly granted the right to take action by less than unanimous written consent, unless otherwise provided in the Texas Bylaws, any action required or permitted by the TBOC to be taken at any annual or special meeting of shareholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, is signed by the holder or holders of all of the shares entitled to vote on the matter. Any such action taken by written consent must be delivered to the Company at its principal office.

Authority to Call a Special Stockholder Meeting	The Ontario Bylaws provide that the Board shall have power to call a special meeting of shareholders at any time.

The Texas Bylaws provide that special meetings of shareholders, for any purpose or purposes, unless otherwise prescribed by the TBOC or the Texas Charter, may be called by (i) the Board, Chairperson of the Board, the Chief Executive Officer or the President, or (ii) the Secretary upon one or more properly-submitted written requests of shareholders that own the requisite percentage of the Company’s outstanding capital stock entitled to vote at such special meeting.  The Texas Charter sets such requisite ownership percentage at 50%.

Bylaw Amendments

Under the OBCA, unless the articles, the by-laws or a unanimous shareholder agreement otherwise provide, the directors may, by resolution, make, amend or repeal any by-laws that regulate the business or affairs of the Company.

The Texas Charter and Texas Bylaws provide that (i) the Board may alter, amend or repeal the Texas Bylaws, or adopt new bylaws, and (ii) the shareholders may alter, amend or repeal the Texas Bylaws, or adopt new bylaws upon the affirmative vote of at least two-thirds of all shares of capital stock of the Company entitled to vote, voting together as a single class. Any repeal or amendment of the indemnification provisions in the Texas Bylaws or Charter, or adoption of any inconsistent bylaw or charter provision, will be prospective only, except to the extent it permits broader indemnification rights on a retroactive basis, and will not diminish or adversely affect any right or protection existing with respect to any prior act or omission.

Indemnification

The Ontario Bylaws provide that, subject to the limitations contained in the OBCA, the Company shall indemnify a director or officer of the Company, a former director or officer of the Company, or another individual who acts or acted at the Company’s request as a director or officer, or an individual acting in a similar capacity, of another entity, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by the individual in respect of any civil, criminal, administrative, investigative or other proceeding in which the individual is involved because of that association with the Company or other entity, provided:

(a) the individual acted honestly and in good faith with a view to the best interests of the Company or, as the case may be, to the best interests of the other entity for which the individual acted as director or officer or in a similar capacity at the Company’s request; and

(b) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the individual had reasonable grounds for believing that the individual's conduct was lawful.

The Company shall also indemnify such individual in such other circumstances as the OBCA permits or requires. Nothing in the Ontario Bylaws shall limit the right of any individual entitled to indemnity to claim indemnity apart from the provisions of the Ontario Bylaws.

The Texas Bylaws provide that each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”), by reason of the fact that such person is or was a director or officer of the Company or, while serving as a director or officer of the Company, is or was serving at the request of the Company as a director, officer, employee, agent or other representative (as defined in the TBOC) of another corporation or of a partnership, joint venture, trust or other enterprise or organization, including service with respect to an employee benefit plan (an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director or officer of the Company or in any other capacity while serving as a director or officer of the Company, shall be indemnified and held harmless by the Company to the fullest extent permitted by the TBOC, as the same exists or may hereafter be amended, against all expenses, liability and loss reasonably incurred by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director or officer of the Company and shall inure to the benefit of the indemnitee’s heirs, executors and administrators; provided, however, that, except as provided in the Texas Bylaws with respect to proceedings to enforce rights to indemnification, the Company shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board. The rights to indemnification conferred in the Texas Bylaws constitute a contract right.

If an indemnification claim by a director or officer of the Company or a claim for an advancement of expenses (as discussed below) pursuant to the Texas Bylaws is made and is not paid in full by the Company within 60 days after a written claim has been received by the Company, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Company to recover an advancement of expenses pursuant to the terms of an undertaking (as defined below), the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by an indemnitee to enforce a right to an advancement of expenses), it shall be a defense that the indemnitee has not met any applicable standard for indemnification set forth in the TBOC. In any suit by the Company to recover an advancement of expenses pursuant to the terms of an undertaking, the Company shall be entitled to recover such expenses upon a final adjudication (as defined below) that the indemnitee has not met any applicable standard for indemnification set forth in the TBOC. In any suit brought by the indemnitee to enforce a right of indemnification or to an advancement of expenses hereunder, or by the Company to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not to be indemnified, or to such advancement of expenses, under the Texas Bylaws or otherwise shall be on the Company.

The rights to indemnification and to the advancement of expenses conferred in the Texas Bylaws shall not be exclusive of any other right which any person may have or hereafter acquire under the Texas Charter (which permits, but does not require, such indemnification by the Company to the fullest extent permitted by the TBOC) or any statute, agreement, vote of shareholders or disinterested directors or otherwise.

The Company may, to the extent authorized from time to time by the Board, grant rights to indemnification and rights to advancement of expenses to any current or former employee or agent of the Company with the same or lesser scope and effect as the foregoing indemnification of, and advancement of expenses to, current and former directors and officers of the Company.

The rights to indemnification and advancement of expenses conferred by the Texas Bylaws shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

Director and Officer Liability

Under the Ontario Bylaws, every director and officer of the Company shall, in exercising the powers and discharging the duties of office, act honestly and in good faith with a view to the best interests of the Company and exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. Subject to the foregoing, no director or officer shall be liable for the acts, receipts, neglects or defaults of any other director, officer or employee, or for joining in any receipt or other act for conformity, or for any loss, damage or expense happening to the Company through the insufficiency or deficiency of title to any property acquired for or on behalf of the Company, or for the insufficiency or deficiency of any security in or upon which any of the monies of the Corporation shall be invested, or for any loss  or damage arising from the bankruptcy, insolvency or tortious acts of any person with whom any of the monies, securities or effects of the Company shall be deposited, or for any loss occasioned by any error of judgment or oversight on the part of such director or officer, or for any other loss, damage or misfortune whatever which shall happen in the execution of the duties of such director’s or officer’s office or in relation thereto; unless the same are occasioned by such director’s or officer’s own willful neglect or fault; provided that nothing herein shall relieve any director or officer from the duty to act in accordance with the OBCA and the regulations thereunder or from liability for any breach thereof.

The Texas Charter eliminates the personal liability of directors and officers to the Company for monetary damages for acts or omissions in their capacities as directors or officers, as applicable, to the fullest extent permitted by the TBOC, and provides that any repeal, amendment or inconsistent charter provision will not adversely affect existing protections for prior acts or omissions.

Remuneration and Advancement of Expenses

The Ontario Bylaws provide that, subject to any unanimous shareholder agreement, the directors shall be paid such remuneration for their services as the Board may, from time to time, determine and such remuneration shall be in addition to the salary paid to any officer or employee of the Company who is also a director. The directors may also by resolution award special remuneration to any director in undertaking any special services on behalf of the Company other than the normal work ordinarily required of a director. The confirmation of any such resolution or resolutions by the shareholders shall not be required, except as required by law or regulation. The directors shall also be entitled to be reimbursed for travelling and other expenses properly incurred by them in connection with the affairs of the Company.

The Audit Committee of the Board may, but is not required to, cause the Company to pay expenses incurred in defending any proceeding (as defined above) in advance of its final disposition (an “advancement of expenses”); provided, however, that, if the TBOC requires, an advancement of expenses incurred by an indemnitee shall be made only after delivery to the Company of (a) a written affirmation by the indemnitee of the indemnitee’s good faith belief that the indemnitee has met the standard of conduct necessary for indemnification under the TBOC and (b) a written undertaking (an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial determination from which there is no further right to appeal (a “final adjudication”) or otherwise in accordance with the TBOC that such indemnitee has not met that standard necessary for indemnification under the TBOC or that indemnification is prohibited by the TBOC.

Stock Ownership Requirements for Stockholder Proposals

The articles of incorporation of the Company, as amended (the “Ontario Charter”), do not require a shareholder or shareholders to hold a minimum number of shares of the Company to submit a proposal on a matter to the shareholders of the Company for approval at a shareholder meeting.

The Texas Bylaws do not require a shareholder or shareholders to hold a minimum number of shares of the Company to submit a proposal on a matter to the shareholders of the Company for approval at a shareholder meeting.

Stock Ownership Requirement for Derivative Suits	The Ontario Bylaws do not include a minimum stock ownership requirement with respect to the right to institute or maintain a derivative suit.

The Texas Bylaws provide that during any time that the Company’s common stock, par value $0.0001 per share, is listed on a national securities exchange (as defined in Section 1.002(55-a) of the TBOC) or has 500 or more shareholders, no shareholder (as defined in Section 21.551(2) of the TBOC) of the Company may institute or maintain a derivative proceeding in the right of the Company unless such shareholder, at the time the derivative proceeding is instituted, holds at least 3% of the outstanding shares of the Company.

Advance Notice of Shareholder Proposals	The Ontario Bylaws do not include an advance notice of shareholder proposals provision.

The Texas Bylaws provide that, to be timely with respect to business other than director nominations proposed to be brought before an annual meeting by a shareholder, a shareholder’s notice must be delivered to the secretary at the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, or if there has been no prior annual meeting, notice by the shareholder must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company.

The Texas Charter provides that the Company affirmatively elects to be governed by Section 21.373 of the TBOC. Consistent with that election, the Texas Bylaws further provide that, notwithstanding the other provisions of the advance notice section, no shareholder or group of shareholders may submit a matter for consideration at any annual or special meeting of shareholders, other than director nominations and procedural resolutions ancillary to the conduct of the meeting, unless such shareholder or group of shareholders (i) holds voting shares of the Company, determined as of the date of submission of the proposal, equal to at least $1 million in market value or 3% of the outstanding voting shares of the Company, (ii) held such number of voting shares for a continuous period of at least six months before the date of the meeting, (iii) holds such number of voting shares throughout the entire duration of the meeting and (iv) solicits the holders of shares representing at least 67% of the shares entitled to vote on the proposal.

Exclusive Forum and Jury Trials

The Ontario Charter does not include an exclusive forum provision.

The Ontario Bylaws provide that unless the Company consents in writing to the selection of an alternative forum, the Superior Court of Justice of the Province of Ontario, Canada and the appellate Courts therefrom (or, failing such court, any other “court” as defined in the OBCA) having jurisdiction and the appellate Courts therefrom), shall, to the fullest extent permitted by law, be the sole and exclusive forum for: (i) any derivative action or proceeding brought on behalf of the Company; (ii) any action or proceeding asserting a claim of breach of a fiduciary duty owed by any director, officer, or other employee of the Company to the Company; (iii) any action or proceeding asserting a claim arising pursuant to any provision of the OBCA or the articles or the bylaws of the Company (as either may be amended, from time to time); or (iv) any action or proceeding asserting a claim otherwise related to the “affairs” (as defined in the OBCA) of the Company. If any action or proceeding, the subject matter of which is within the scope of the preceding sentence, is filed in a Court other than a Court located within the Province of Ontario (a “Foreign Action”) in the name of any securityholder, such securityholder shall be deemed to have consented to: (a) the personal jurisdiction of the provincial and federal Courts located within the Province of Ontario in connection with any action or proceeding brought in any such Court to enforce the forum set out in the preceding sentence; and (b) having service of process made upon such securityholder in any such action or proceeding by service upon such securityholder’s counsel in the Foreign Action as agent for such securityholder.

The Texas Charter provides that unless the Company consents in writing to the selection of an alternative forum, the Business Court in the First Business Court Division of the State of Texas (the “Business Court”) (or, if the Business Court determines that it lacks jurisdiction, the federal district court for the Northern District of Texas, Dallas Division) shall, to the fullest extent permitted by the TBOC, be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Company, (b) any action asserting a claim for or based on a breach of a fiduciary duty owed by any current or former director, officer, other employee, agent or shareholder of the Company to the Company or the Company’s shareholders, including a claim alleging the aiding and abetting of such a breach of fiduciary duty, (c) any action arising pursuant to any provision of the TBOC or the Texas Charter or the Texas Bylaws or as to which the TBOC confers jurisdiction on the Business Court, (d) any action to interpret, apply, enforce or determine the validity of the Texas Charter or the Texas Bylaws, (e) any action asserting a claim related to or involving the Company that is governed by the internal affairs doctrine, (f) any action asserting an “internal entity claim” as that term is defined in Section 2.115 of the TBOC, or (g) any other action within the jurisdiction of the Business Court, including any claims within the supplemental jurisdiction of the Business Court. Any person or entity purchasing or otherwise acquiring or holding any interest in shares of stock of the Company shall be deemed to have notice of, and have consented to, the foregoing provisions, and shall be deemed to have irrevocably and unconditionally agreed that the Business Court shall be the sole and exclusive forum for the resolution of the foregoing disputes to the fullest extent permitted by the TBOC. If any action the subject matter of which is within the scope of the above is filed in a court other than the Business Court (or, if the Business Court determines that it lacks jurisdiction, the federal district court for the Northern District of Texas, Dallas Division) (a “Foreign Action”) by or in the name of any shareholder, such shareholder shall be deemed to have notice of, and have consented to, (i) the exclusive personal jurisdiction of the Business Court (or, if the Business Court determines that it lacks jurisdiction, the federal district court for the Northern District of Texas, Dallas Division) in connection with any action brought in any such court to enforce the foregoing provisions and (ii) having service of process made upon such shareholder in any such action by service upon such shareholder’s counsel in the Foreign Action as agent for such shareholder. Failure to enforce the foregoing provisions would cause the Company irreparable harm and the Company shall be entitled to equitable relief, including injunctive relief and specific performance, to enforce the foregoing provisions. Unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, or the Exchange Act.

The Texas Charter provides that any person or entity purchasing or otherwise acquiring or holding any interest in shares of stock of the Company shall be deemed to have irrevocably and unconditionally waived any right it may have to a trial by jury in any legal action, proceeding, cause of action or counterclaim asserting an “internal entity claim” as that term is defined in section 2.115 of the TBOC, and to the fullest extent permitted by applicable law, any other legal action, proceeding, cause of action or counterclaim within the scope of the Texas Charter.

Duration of Proxies	The Ontario Bylaws are silent with respect to the duration of proxies.	Consistent with the TBOC, the Texas Bylaws provide that no proxy shall be voted or acted upon after eleven months from its date, unless the proxy provides for a longer period.
Maximum Number of Shares Issuable	The Ontario Charter provides that the Company is authorized to issue an unlimited number of common shares.

The Texas Charter provides that the total number of shares of capital stock that the Company is authorized to issue is 1,000,000,000,000 shares, of which (i) 500,000,000,000 shares will be common stock, par value $0.0001 per share, and (ii) 500,000,000,000 shares will be preferred stock, par value $0.0001 per share.

Appendix F

Section 185 of the OBCA

Rights of dissenting shareholders

185 (1) Subject to subsection (3) and to sections 186 and 248, if a corporation resolves to,

(a)  amend its articles under section 168 to add, remove or change restrictions on the issue, transfer or ownership of shares of a class or series of the shares of the corporation;

(b)  amend its articles under section 168 to add, remove or change any restriction upon the business or businesses that the corporation may carry on or upon the powers that the corporation may exercise;

(c)  amalgamate with another corporation under sections 175 and 176;

(d)  be continued under the laws of another jurisdiction under section 181;

(d.1)  be continued under the Co-operative Corporations Act under section 181.1;

(d.2)  be continued under the Not-for-Profit Corporations Act, 2010 under section 181.2; or

(e)  sell, lease or exchange all or substantially all its property under subsection 184 (3),

a holder of shares of any class or series entitled to vote on the resolution may dissent.  R.S.O. 1990, c. B.16, s. 185 (1); 2017, c. 20, Sched. 6, s. 24.

Idem

(2) If a corporation resolves to amend its articles in a manner referred to in subsection 170 (1), a holder of shares of any class or series entitled to vote on the amendment under section 168 or 170 may dissent, except in respect of an amendment referred to in,

(a)  clause 170 (1) (a), (b) or (e) where the articles provide that the holders of shares of such class or series are not entitled to dissent; or

(b)  subsection 170 (5) or (6).  R.S.O. 1990, c. B.16, s. 185 (2).

One class of shares

(2.1) The right to dissent described in subsection (2) applies even if there is only one class of shares.  2006, c. 34, Sched. B, s. 35.

Exception

(3) A shareholder of a corporation incorporated before the 29th day of July, 1983 is not entitled to dissent under this section in respect of an amendment of the articles of the corporation to the extent that the amendment,

(a)  amends the express terms of any provision of the articles of the corporation to conform to the terms of the provision as deemed to be amended by section 277; or

(b)  deletes from the articles of the corporation all of the objects of the corporation set out in its articles, provided that the deletion is made by the 29th day of July, 1986.  R.S.O. 1990, c. B.16, s. 185 (3).

Shareholder's right to be paid fair value

(4) In addition to any other right the shareholder may have, but subject to subsection (30), a shareholder who complies with this section is entitled, when the action approved by the resolution from which the shareholder dissents becomes effective, to be paid by the corporation the fair value of the shares held by the shareholder in respect of which the shareholder dissents, determined as of the close of business on the day before the resolution was adopted.  R.S.O. 1990, c. B.16, s. 185 (4).

No partial dissent

(5) A dissenting shareholder may only claim under this section with respect to all the shares of a class held by the dissenting shareholder on behalf of any one beneficial owner and registered in the name of the dissenting shareholder.  R.S.O. 1990, c. B.16, s. 185 (5).

Objection

(6) A dissenting shareholder shall send to the corporation, at or before any meeting of shareholders at which a resolution referred to in subsection (1) or (2) is to be voted on, a written objection to the resolution, unless the corporation did not give notice to the shareholder of the purpose of the meeting or of the shareholder's right to dissent.  R.S.O. 1990, c. B.16, s. 185 (6).

Idem

(7) The execution or exercise of a proxy does not constitute a written objection for purposes of subsection (6).  R.S.O. 1990, c. B.16, s. 185 (7).

Notice of adoption of resolution

(8) The corporation shall, within ten days after the shareholders adopt the resolution, send to each shareholder who has filed the objection referred to in subsection (6) notice that the resolution has been adopted, but such notice is not required to be sent to any shareholder who voted for the resolution or who has withdrawn the objection.  R.S.O. 1990, c. B.16, s. 185 (8).

Idem

(9) A notice sent under subsection (8) shall set out the rights of the dissenting shareholder and the procedures to be followed to exercise those rights.  R.S.O. 1990, c. B.16, s. 185 (9).

Demand for payment of fair value

(10) A dissenting shareholder entitled to receive notice under subsection (8) shall, within twenty days after receiving such notice, or, if the shareholder does not receive such notice, within twenty days after learning that the resolution has been adopted, send to the corporation a written notice containing,

(a)  the shareholder's name and address;

(b)  the number and class of shares in respect of which the shareholder dissents; and

(c)  a demand for payment of the fair value of such shares.  R.S.O. 1990, c. B.16, s. 185 (10).

Certificates to be sent in

(11) Not later than the thirtieth day after the sending of a notice under subsection (10), a dissenting shareholder shall send the certificates, if any, representing the shares in respect of which the shareholder dissents to the corporation or its transfer agent.  R.S.O. 1990, c. B.16, s. 185 (11); 2011, c. 1, Sched. 2, s. 1 (9).

Idem

(12) A dissenting shareholder who fails to comply with subsections (6), (10) and (11) has no right to make a claim under this section.  R.S.O. 1990, c. B.16, s. 185 (12).

Endorsement on certificate

(13) A corporation or its transfer agent shall endorse on any share certificate received under subsection (11) a notice that the holder is a dissenting shareholder under this section and shall return forthwith the share certificates to the dissenting shareholder.  R.S.O. 1990, c. B.16, s. 185 (13).

Rights of dissenting shareholder

(14) On sending a notice under subsection (10), a dissenting shareholder ceases to have any rights as a shareholder other than the right to be paid the fair value of the shares as determined under this section except where,

(a)  the dissenting shareholder withdraws notice before the corporation makes an offer under subsection (15);

(b)  the corporation fails to make an offer in accordance with subsection (15) and the dissenting shareholder withdraws notice; or

(c)  the directors revoke a resolution to amend the articles under subsection 168 (3), terminate an amalgamation agreement under subsection 176 (5) or an application for continuance under subsection 181 (5), or abandon a sale, lease or exchange under subsection 184 (8), in which case the dissenting shareholder's rights are reinstated as of the date the dissenting shareholder sent the notice referred to in subsection (10).  R.S.O. 1990, c. B.16, s. 185 (14); 2011, c. 1, Sched. 2, s. 1 (10).

Same

(14.1) A dissenting shareholder whose rights are reinstated under subsection (14) is entitled, upon presentation and surrender to the corporation or its transfer agent of any share certificate that has been endorsed in accordance with subsection (13),

(a)  to be issued, without payment of any fee, a new certificate representing the same number, class and series of shares as the certificate so surrendered; or

(b)  if a resolution is passed by the directors under subsection 54 (2) with respect to that class and series of shares,

(i)  to be issued the same number, class and series of uncertificated shares as represented by the certificate so surrendered, and

(ii)  to be sent the notice referred to in subsection 54 (3).  2011, c. 1, Sched. 2, s. 1 (11).

Same

(14.2) A dissenting shareholder whose rights are reinstated under subsection (14) and who held uncertificated shares at the time of sending a notice to the corporation under subsection (10) is entitled,

(a)  to be issued the same number, class and series of uncertificated shares as those held by the dissenting shareholder at the time of sending the notice under subsection (10); and

(b)  to be sent the notice referred to in subsection 54 (3).  2011, c. 1, Sched. 2, s. 1 (11).

Offer to pay

(15) A corporation shall, not later than seven days after the later of the day on which the action approved by the resolution is effective or the day the corporation received the notice referred to in subsection (10), send to each dissenting shareholder who has sent such notice,

(a)  a written offer to pay for the dissenting shareholder's shares in an amount considered by the directors of the corporation to be the fair value thereof, accompanied by a statement showing how the fair value was determined; or

(b)  if subsection (30) applies, a notification that it is unable lawfully to pay dissenting shareholders for their shares.  R.S.O. 1990, c. B.16, s. 185 (15).

Idem

(16) Every offer made under subsection (15) for shares of the same class or series shall be on the same terms.  R.S.O. 1990, c. B.16, s. 185 (16).

Idem

(17) Subject to subsection (30), a corporation shall pay for the shares of a dissenting shareholder within ten days after an offer made under subsection (15) has been accepted, but any such offer lapses if the corporation does not receive an acceptance thereof within thirty days after the offer has been made.  R.S.O. 1990, c. B.16, s. 185 (17).

Application to court to fix fair value

(18) Where a corporation fails to make an offer under subsection (15) or if a dissenting shareholder fails to accept an offer, the corporation may, within fifty days after the action approved by the resolution is effective or within such further period as the court may allow, apply to the court to fix a fair value for the shares of any dissenting shareholder.  R.S.O. 1990, c. B.16, s. 185 (18).

Idem

(19) If a corporation fails to apply to the court under subsection (18), a dissenting shareholder may apply to the court for the same purpose within a further period of twenty days or within such further period as the court may allow.  R.S.O. 1990, c. B.16, s. 185 (19).

Idem

(20) A dissenting shareholder is not required to give security for costs in an application made under subsection (18) or (19).  R.S.O. 1990, c. B.16, s. 185 (20).

Costs

(21) If a corporation fails to comply with subsection (15), then the costs of a shareholder application under subsection (19) are to be borne by the corporation unless the court otherwise orders.  R.S.O. 1990, c. B.16, s. 185 (21).

Notice to shareholders

(22) Before making application to the court under subsection (18) or not later than seven days after receiving notice of an application to the court under subsection (19), as the case may be, a corporation shall give notice to each dissenting shareholder who, at the date upon which the notice is given,

(a)  has sent to the corporation the notice referred to in subsection (10); and

(b)  has not accepted an offer made by the corporation under subsection (15), if such an offer was made,

of the date, place and consequences of the application and of the dissenting shareholder's right to appear and be heard in person or by counsel, and a similar notice shall be given to each dissenting shareholder who, after the date of such first mentioned notice and before termination of the proceedings commenced by the application, satisfies the conditions set out in clauses (a) and (b) within three days after the dissenting shareholder satisfies such conditions.  R.S.O. 1990, c. B.16, s. 185 (22).

Parties joined

(23) All dissenting shareholders who satisfy the conditions set out in clauses (22) (a) and (b) shall be deemed to be joined as parties to an application under subsection (18) or (19) on the later of the date upon which the application is brought and the date upon which they satisfy the conditions, and shall be bound by the decision rendered by the court in the proceedings commenced by the application.  R.S.O. 1990, c. B.16, s. 185 (23).

Idem

(24) Upon an application to the court under subsection (18) or (19), the court may determine whether any other person is a dissenting shareholder who should be joined as a party, and the court shall fix a fair value for the shares of all dissenting shareholders.  R.S.O. 1990, c. B.16, s. 185 (24).

Appraisers

(25) The court may in its discretion appoint one or more appraisers to assist the court to fix a fair value for the shares of the dissenting shareholders.  R.S.O. 1990, c. B.16, s. 185 (25).

Final order

(26) The final order of the court in the proceedings commenced by an application under subsection (18) or (19) shall be rendered against the corporation and in favour of each dissenting shareholder who, whether before or after the date of the order, complies with the conditions set out in clauses (22) (a) and (b).  R.S.O. 1990, c. B.16, s. 185 (26).

Interest

(27) The court may in its discretion allow a reasonable rate of interest on the amount payable to each dissenting shareholder from the date the action approved by the resolution is effective until the date of payment.  R.S.O. 1990, c. B.16, s. 185 (27).

Where corporation unable to pay

(28) Where subsection (30) applies, the corporation shall, within ten days after the pronouncement of an order under subsection (26), notify each dissenting shareholder that it is unable lawfully to pay dissenting shareholders for their shares.  R.S.O. 1990, c. B.16, s. 185 (28).

Idem

(29) Where subsection (30) applies, a dissenting shareholder, by written notice sent to the corporation within thirty days after receiving a notice under subsection (28), may,

(a)  withdraw a notice of dissent, in which case the corporation is deemed to consent to the withdrawal and the shareholder's full rights are reinstated; or

(b)  retain a status as a claimant against the corporation, to be paid as soon as the corporation is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the corporation but in priority to its shareholders.  R.S.O. 1990, c. B.16, s. 185 (29).

Idem

(30) A corporation shall not make a payment to a dissenting shareholder under this section if there are reasonable grounds for believing that,

(a)  the corporation is or, after the payment, would be unable to pay its liabilities as they become due; or

(b)  the realizable value of the corporation's assets would thereby be less than the aggregate of its liabilities.  R.S.O. 1990, c. B.16, s. 185 (30).

Court order

(31) Upon application by a corporation that proposes to take any of the actions referred to in subsection (1) or (2), the court may, if satisfied that the proposed action is not in all the circumstances one that should give rise to the rights arising under subsection (4), by order declare that those rights will not arise upon the taking of the proposed action, and the order may be subject to compliance upon such terms and conditions as the court thinks fit and, if the corporation is an offering corporation, notice of any such application and a copy of any order made by the court upon such application shall be served upon the Commission.  1994, c. 27, s. 71 (24).

Commission may appear

(32) The Commission may appoint counsel to assist the court upon the hearing of an application under subsection (31), if the corporation is an offering corporation.  1994, c. 27, s. 71 (24).

2026

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

ZEROSTACK CORP.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 9:00 a.m., Eastern Time, on July 13, 2026.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3, 4, 5, 6, 7 and 8.

1. Election of Directors

	FOR	AGAINST	ABSTAIN
(1) Daniel Reis-Faria	☐	☐	☐
(2) Michael Heinrich	☐	☐	☐
(3) Edward Woo	☐	☐	☐
(4) Manfred Leventhal	☐	☐	☐
(5) Laurence Zeifman	☐	☐	☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)

2. Reappointment of independent registered public accounting firm. FOR ☐ AGAINST ☐ ABSTAIN ☐

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**__________, **2026**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

2026

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual and Special Meeting of Shareholders to be held on July 13, 2026

The 2026 Proxy Statement and the 2026 Annual Report to Shareholders are available at https://www.cstproxy.com/zerostack/2026

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ZEROSTACK CORP.

The undersigned appoints Dany Vaiman or, failing him, Daniel Reis-Faria as proxy with the power to appoint his substitute, and authorizes him to represent and to vote, as designated on the reverse hereof, all of the common shares of ZeroStack Corp. held of record by the undersigned at the close of business on May 20, 2026 at the Annual and Special Meeting of Shareholders of ZeroStack Corp. to be held on July 13, 2026, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING EACH OF THE FIVE NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSAL 2, PROPOSAL 3, PROPOSAL 4, PROPOSAL 5, PROPOSAL 6, PROPOSAL 7 AND PROPOSAL 8, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF ZEROSTACK CORP.

(Continued and to be marked, dated and signed, on the other side)

2026

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares.

ZEROSTACK CORP.
c/o Continental Proxy Services
1 State Street, New York NY 10004

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

to be held on
July 13, 2026

*Shareholders are cordially invited to attend the Annual and Special Meeting to vote in person. vote your shares.

Dear Shareholder,

Proposals to be considered at the Annual Meeting:

The Board of Directors recommends a vote "FOR" all nominees under Proposal 1, and "FOR" Proposals 2, 3, 4, 5, 6, 7 and 8.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.

Vote Your Proxy on the Internet:
Go to http://www.cstproxyvote.com
Have your notice available when you access the above website. Follow the prompts to vote your shares.

CONTROL NUMBER

The Proxy Materials are available for review at:
https://www.cstproxy.com/zerostack/2026

2026

ZEROSTACK CORP.

The following Proxy Materials are available to you to review at: **https://www.cstproxy.com/zerostack/2026**

- the Company's Annual Report for the year ended December 31, 2025
- the Company's 2026 Proxy Statement.
- the Proxy Card.
- any amendments to the foregoing materials that are required to be furnished to shareholders

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before 9:00am (Eastern Time) June 29, 2026 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company.

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-888-266-6791, or

By logging on to https://www.cstproxy.com/zerostack/2026 or

By email at: proxy@continentalstock.com

Please include the company name and your control number in the subject line.